UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05518
                                                     ---------

                               The RBB Fund, Inc.
               ---------------------------------------------------
               (Exact name of registrant as specified in charter)

                         103 Bellevue Parkway, 4th Floor
                              Wilmington, DE 19809
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                     Edward J. Roach, President & Treasurer
                         103 Bellevue Parkway, 4th Floor
                              Wilmington, DE 19809
               ---------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 302-791-1112
                                                            ------------

                       Date of fiscal year end: August 31
                                                ---------

                    Date of reporting period: August 31, 2008
                                              ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.




                                THE BEDFORD CLASS


                                       OF
                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO


                                  ANNUAL REPORT
                                 AUGUST 31, 2008









AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.




THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE PORTFOLIO. IT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO.
================================================================================

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 PRIVACY NOTICE
                                   (UNAUDITED)


The RBB Fund, Inc. MONEY MARKET PORTFOLIO (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Portfolio.

We restrict access to your personal account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 430-9618.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FUND EXPENSE EXAMPLES
                                  (UNAUDITED)


As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2008 through August 31, 2008 and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                                  MONEY MARKET PORTFOLIO - BEDFORD CLASS
                                                        ---------------------------------------------------------
                                                           BEGINNING               ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE         ACCOUNT VALUE            DURING
                                                         MARCH 1, 2008        AUGUST 31, 2008           PERIOD*
                                                        --------------        ---------------       -------------
         Actual                                            $1,000.00             $1,010.40              $4.55
         Hypothetical (5% return before expenses)           1,000.00              1,020.56               4.58



                                                               MONEY MARKET PORTFOLIO - SANSOM STREET CLASS
                                                        ---------------------------------------------------------
                                                           BEGINNING               ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE         ACCOUNT VALUE            DURING
                                                         MARCH 1, 2008        AUGUST 31, 2008           PERIOD*
                                                        --------------        ---------------       -------------
         Actual                                            $1,000.00             $1,013.40              $1.52
         Hypothetical (5% return before expenses)           1,000.00              1,023.61               1.53

* Expenses are equal to the Portfolio's annualized six month expense ratio of 0.90% for the Bedford Class shares and 0.30% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Portfolio's ending account value on the first line in each table is based on the actual six-month total return of 1.04% for the Bedford Class shares and 1.34% for the Sansom Street Class shares.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2008
                                   (UNAUDITED)




        SECURITY                                         % OF NET       FAIR
          TYPE                                            ASSETS       VALUE
        --------                                         --------   ------------

Short Term Investments:
   Commercial Paper ..............................         53.7%    $186,833,527
   Certificates of Deposit .......................         26.4       91,830,240
   Agency Obligations ............................          7.4       25,716,427
   Repurchase Agreement ..........................          5.9       20,690,000
   Variable Rate Obligations .....................          5.3       18,440,000
   Master Note ...................................          1.1        4,000,000
   Other Assets in Excess of Liabilities .........          0.2          625,929
                                                          -----     ------------
NET ASSETS .......................................        100.0%    $348,136,123
                                                          =====     ============

Portfolio holdings are subject to change at any time.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2008


                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------   -----------

CERTIFICATES OF DEPOSIT--26.4%
DOMESTIC CERTIFICATES OF DEPOSIT--3.2%
American Express Bank FSB
   2.800%, 09/10/08 ................................      $  7,000  $  7,000,000
American Express Centurion Bank
   2.810%, 10/14/08 ................................         4,000     4,000,000
                                                                    ------------
                                                                      11,000,000
                                                                    ------------

YANKEE DOLLAR CERTIFICATES OF DEPOSIT(a)--23.2%
Banco Bilbao Vizcaya Argentaria S.A.,
   New York
   3.000%, 10/24/08 ................................         3,325     3,325,000
   3.185%, 12/24/08 ................................         1,980     1,980,000
Bank of Scotland PLC, New York
   2.680%, 10/02/08 ................................         1,800     1,800,000
   2.720%, 10/02/08 ................................         3,000     3,000,000
   2.930%, 11/17/08 ................................         3,850     3,850,000
Barclays Bank PLC, New York
   2.800%, 10/08/08 ................................         5,000     5,000,000
BNP Paribas, New York
   2.630%, 10/02/08 ................................         2,685     2,685,000
   2.950%, 10/28/08 ................................         5,000     5,000,000
   2.850%, 12/04/08 ................................         5,000     5,000,000
   2.845%, 12/08/08 ................................         3,000     3,000,000
DnB NOR BANK ASA, New York
   2.840%, 12/05/08 ................................           550       550,000
KBC Bank NV, New York
   2.650%, 09/23/08 ................................         2,000     2,000,000
Nordea Bank Finland PLC, New York
   2.650%, 10/15/08 ................................         1,000     1,000,000
Nordea Bank Finland PLC,
   New York B(a)
   4.820%, 10/17/08 ................................         2,820     2,820,034
Rabobank Nederland NV, New York
   2.670%, 09/12/08 ................................         2,975     2,975,000
   3.010%, 02/19/09 ................................         1,850     1,850,000
Royal Bank of Scotland, New York
   2.680%, 10/02/08 ................................         3,085     3,085,000
   3.150%, 02/20/09 ................................         2,000     2,000,000
Sanpaolo Imi SpA, New York
   2.860%, 12/04/08 ................................         1,485     1,485,000
   2.860%, 12/05/08 ................................         2,335     2,335,000
Societe Generale, New York
   3.180%, 12/23/08 ................................         6,000     6,000,185


                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------  ------------

CERTIFICATES OF DEPOSIT--(CONTINUED)
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--(CONTINUED)
Svenska Handelsbanken, New York
   2.610%, 10/01/08 ................................      $  2,040  $  2,040,000
   2.660%, 10/10/08 ................................         4,000     4,000,021
Toronto Dominion Bank, New York
   2.650%, 10/06/08 ................................         5,000     5,000,000
   2.830%, 12/05/08 ................................           800       800,000
   2.800%, 12/08/08 ................................         1,000     1,000,000
   3.000%, 12/16/08 ................................           450       450,000
   3.110%, 12/30/08 ................................         6,000     6,000,000
   3.030%, 02/11/09 ................................           800       800,000
                                                                    ------------
                                                                      80,830,240
                                                                    ------------
TOTAL CERTIFICATES OF DEPOSIT
(COST $91,830,240) .................................                  91,830,240
                                                                    ------------

COMMERCIAL PAPER--53.7%
ASSET BACKED SECURITIES--24.2%
Amsterdam Funding Corp.
   2.713%, 10/02/08 ................................        10,000     9,976,750
Atlantic Asset Securitization Corp.
   2.749%, 11/03/08 ................................         4,000     3,980,890
Atlantis One Funding Corp.
   2.780%, 10/23/08 ................................         6,000     5,976,080
Ciesco LLC
   2.769%, 10/16/08 ................................        11,000    10,962,188
   2.800%, 11/04/08 ................................         4,000     3,980,231
Liberty Street Funding LLC
   2.900%, 11/03/08 ................................         2,400     2,387,904
   2.891%, 11/18/08 ................................         2,500     2,484,454
Nieuw Amsterdam Receivables Corp.
   2.505%, 09/03/08 ................................         1,600     1,599,778
Old Line Funding LLC
   2.809%, 10/17/08 ................................         3,000     2,989,305
   2.791%, 10/21/08 ................................        12,000    11,953,834
Ranger Funding Company LLC
   2.820%, 10/03/08 ................................         3,000     2,992,533
Solitaire Funding LLC
   2.586%, 09/15/08 ................................         3,000     2,996,990
Thames Asset Global Securitization
   No. 1, Inc.
   2.556%, 09/15/08 ................................         4,000     3,996,033
   2.800%, 11/20/08 ................................         5,000     4,969,111
Windmill Funding Corp.
   2.788%, 11/05/08 ................................         4,000     3,979,995


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2008



                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------  ------------

COMMERCIAL PAPER--(CONTINUED)
ASSET BACKED SECURITIES--(CONTINUED)
Yorktown Capital LLC
   2.749%, 10/20/08 ................................      $  6,000  $  5,977,705
   2.739%, 11/04/08 ................................         3,000     2,985,493
                                                                    ------------
                                                                      84,189,274
                                                                    ------------

AUTOMOBILES--1.7%
BMW US Capital LLC
   2.052%, 09/04/08 ................................         6,000     5,998,975
                                                                    ------------

BANKS--27.2%
Bank of America Corp.
   2.950%, 12/16/08 ................................         1,320     1,308,682
   3.000%, 12/31/08 ................................         4,000     3,960,272
Danske Corp.
   2.460%, 09/12/08 ................................         3,000     2,997,754
   2.750%, 10/24/08 ................................        10,000     9,959,808
Dexia Delaware LLC
   2.831%, 10/22/08 ................................         2,000     1,992,038
   2.829%, 11/07/08 ................................         2,950     2,934,572
Fortis Banque Luxembourg SA
   2.650%, 10/08/08 ................................         8,000     7,978,211
ING US Funding LLC
   2.709%, 10/09/08 ................................        10,000     9,971,606
   2.597%, 10/20/08 ................................         3,000     2,989,445
JPMorgan Chase & Co.
   2.775%, 12/10/08 ................................         3,000     2,977,083
National Australia Funding (Delaware), Inc.
   2.740%, 11/04/08 ................................         4,000     3,980,658
Raiffeisen Zentralbank Osterreich
   2.650%, 09/09/08 ................................         5,000     4,997,067
   2.900%, 10/21/08 ................................         5,000     4,980,000
Royal Bank of Scotland PLC
   2.630%, 09/11/08 ................................         8,000     7,994,156
Societe Generale North America, Inc.
   2.835%, 10/22/08 ................................         5,000     4,980,060
Svenska Handelsbanken, Inc.
   2.597%, 10/24/08 ................................         6,000     5,977,166
UBS Finance Delaware
   2.608%, 09/02/08 ................................         1,700     1,699,877


                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------  ------------

COMMERCIAL PAPER--(CONTINUED)
BANKS--(CONTINUED)
Westpac Banking Corp.
   2.710%, 09/17/08 ................................      $  6,000  $  5,992,773
   2.719%, 10/09/08 ................................         7,000     6,980,050
                                                                    ------------
                                                                      94,651,278
                                                                    ------------

FINANCIAL SERVICES--0.6%
Prudential Funding LLC
   2.415%, 10/16/08 ................................         2,000     1,994,000
                                                                    ------------

      TOTAL COMMERCIAL PAPER
         (COST $186,833,527) .......................                 186,833,527
                                                                    ------------

VARIABLE RATE OBLIGATIONS--5.3%
BANKS--5.3%
Bank of Montreal, Chicago(a)(b)
   2.903%, 11/10/08 ................................         2,425     2,425,000
   2.960%, 09/05/09(c) .............................         2,850     2,850,000
Deutsche Bank AG, New York(a)(b)
   3.011%, 01/21/09 ................................         2,135     2,135,000
HSBC USA, Inc.(b)
   3.188%, 08/14/09 ................................           525       525,000
ING Bank NV(b)(c)
   3.132%, 08/24/09 ................................         1,750     1,750,000
ING USA Global Funding Trust(b)
   3.143%, 08/19/09 ................................           855       855,000
Lloyds TSB Group PLC(a)(b)(c)
   3.102%, 08/07/09 ................................         2,250     2,250,000
Nordea Bank AB(b)(c)
   3.145%, 09/24/09 ................................         2,050     2,050,000
Wachovia Bank NA(b)
   3.191%, 08/04/09 ................................         1,600     1,600,000
Westpac Banking Corp.(b)
   2.751%, 10/10/08 ................................         2,000     2,000,000
                                                                    ------------

      TOTAL VARIABLE RATE OBLIGATIONS
         (COST $18,440,000) ........................                  18,440,000
                                                                    ------------

AGENCY OBLIGATIONS--7.4%
Federal Home Loan Bank
   2.227%, 09/25/08 ................................         6,000     5,991,120
   2.623%, 03/20/09(b) .............................         1,605     1,605,820
   2.389%, 08/13/09(b) .............................         1,600     1,600,000
   2.369%, 08/14/09(b) .............................         2,495     2,494,763


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2008


                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------  ------------

AGENCY OBLIGATIONS--(CONTINUED)
Federal Home Loan Mortgage Corp.(b)
   2.669%, 09/25/08 ................................      $  4,760  $  4,758,508
   2.400%, 09/28/09 ................................         2,950     2,949,215
Federal National Mortgage Assoc.
   2.490%, 09/08/08 ................................         1,440     1,439,303
   2.490%, 09/10/08 ................................           885       884,449
   2.180%, 09/29/08 ................................         4,000     3,993,249
                                                                    ------------

      TOTAL AGENCY OBLIGATIONS
         (COST $25,716,427) ........................                  25,716,427
                                                                    ------------

MASTER NOTE--1.1%
Bank of America Securities LLC(b)
   2.205%, 09/02/08 ................................         4,000     4,000,000
                                                                    ------------

      TOTAL MASTER NOTES
         (COST $4,000,000) .........................                   4,000,000
                                                                    ------------

REPURCHASE AGREEMENT--5.9%
Deutsche Bank Securities Inc.
   (Tri-Party Agreement dated 08/29/08
   to be repurchased at $20,694,874,
   collateralized by $1,041,000 par
   value, Federal Home Loan Mortgage
   Corp., 3.50%, due 04/01/13;
   $14,040,000 par value, Federal
   Home Loan Mortgage Corp.,
   3.80%, due 11/21/11; $5,910,000
   par value, Federal National Mortgage
   Association, 6.125%, due 09/14/26;
   Market Value of the collateral
   is $21,310,770)
   2.120%, 09/02/08.................................        20,690    20,690,000
                                                                    ------------

      TOTAL REPURCHASE AGREEMENTS
         (COST $20,690,000).........................                  20,690,000
                                                                    ------------


                                                                       FAIR
                                                                       VALUE
                                                                    ------------

TOTAL INVESTMENTS AT FAIR VALUE--99.8%
   (Cost $347,510,194*).............................                $347,510,194
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.2%................................                     625,929
                                                                    ------------

NET ASSETS (APPLICABLE TO
   319,371,668 BEDFORD SHARES
   AND 28,750,476 SANSOM
   STREET SHARES)--100.0%...........................                $348,136,123
                                                                    ============


*   Aggregate cost is the same for financial reporting and Federal tax purposes.
(a) Issuer is a U.S. branch of a foreign domiciled bank.
(b) Variable Rate Obligations -- The interest rate shown is the rate as of August 31, 2008 and the maturity date shown is the next interest rate readjustment date or the maturity date.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2008


ASSETS
Investments, at fair value (cost $326,820,194) ................................   $326,820,194
Repurchase agreement, at fair value (cost $20,690,000) ........................     20,690,000
Cash ..........................................................................            555
Interest receivable ...........................................................        897,982
Prepaid expenses and other assets .............................................         25,140
                                                                                  ------------
        Total assets ..........................................................    348,433,871
                                                                                  ------------

LIABILITIES
Payables for:
    Dividends .................................................................         37,043
    Distribution fees .........................................................        163,711
    Investment advisory and administration fees ...............................         43,440
    Custodian fees ............................................................         12,209
    Directors' and officers' fees .............................................          7,975
    Transfer agent fees .......................................................          2,384
    Regulatory administration fees ............................................          1,442
    Service organization fees (Sansom Class) ..................................            351
Accrued expenses and other liabilities ........................................         29,193
                                                                                  ------------
        Total liabilities .....................................................        297,748
                                                                                  ------------
NET ASSETS ....................................................................   $348,136,123
                                                                                  ============

NET ASSETS CONSISTED OF:
Paid-in capital ...............................................................   $348,122,143
Undistributed net investment income ...........................................            831
Accumulated net realized gain from investments ................................         13,149
                                                                                  ------------
NET ASSETS ....................................................................   $348,136,123
                                                                                  ============
NET ASSET VALUE, Offering and Redemption Price Per
Bedford Share ($319,386,782/319,371,668 outstanding shares of common stock,
$0.001 par value, 1,500,000,000 shares authorized) ............................          $1.00
                                                                                         =====
NET ASSET VALUE, Offering and Redemption Price Per
Sansom Street Share ($28,749,341/28,750,476 outstanding shares of common stock,
$0.001 par value, 1,500,000,000 shares authorized) ............................          $1.00
                                                                                         =====

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2008


Investment Income
    Interest ................................................      $11,744,404
                                                                   -----------
Expenses
    Distribution fees(1) ....................................        1,868,737
    Investment advisory and administration fees .............        1,346,337
    Printing and shareholder reporting fees .................           83,040
    Custodian fees ..........................................           70,563
    Directors' and officers' fees ...........................           64,608
    Professional fees .......................................           60,031
    Regulatory administration fees ..........................           31,583
    Registration and filing fees ............................           28,637
    Insurance fees ..........................................           26,073
    Transfer agent fees .....................................           23,310
    Service organization fees (Sansom Class) ................            1,006
    Other expenses ..........................................           30,291
                                                                   -----------
        Total expenses ......................................        3,634,216
    Less fees waived ........................................         (989,840)
                                                                   -----------
        Net expenses ........................................        2,644,376
                                                                   -----------
Net investment income .......................................        9,100,028
Realized gain on investments ................................           20,643
                                                                   -----------
Net increase in net assets resulting from operations ........      $ 9,120,671
                                                                   ===========

(1) See Note 2 in Notes to Financial Statements.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                              FOR THE            FOR THE
                                                            YEAR ENDED         YEAR ENDED
                                                          AUGUST 31, 2008    AUGUST 31, 2007
                                                          ---------------    ---------------
Increase (decrease) in net assets:
Operations:
  Net investment income ..............................      $  9,100,028       $  9,566,330
  Net gain (loss) on investments .....................            20,643             (1,885)
                                                            ------------       ------------
  Net increase in net assets resulting from operations         9,120,671          9,564,445
                                                            ------------       ------------
Dividends to shareholders from
  Net investment income:
    Bedford shares ...................................        (8,433,248)        (8,491,001)
    Sansom Street shares .............................          (666,780)        (1,075,329)
                                                            ------------       ------------
    Total dividends to shareholders ..................        (9,100,028)        (9,566,330)
                                                            ------------       ------------
Net capital share transactions (See Note 3) ..........       113,849,743         68,085,811
                                                            ------------       ------------
Total increase in net assets .........................       113,870,386         68,083,926
Net Assets:
  Beginning of year ..................................       234,265,737        166,181,811
                                                            ------------       ------------
  End of year ........................................      $348,136,123       $234,265,737
                                                            ============       ============
  Undistributed net investment income, end of year ...      $        831       $        831
                                                            ============       ============

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                            THE BEDFORD CLASS
                                             -----------------------------------------------------------------------------------
                                                 FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                                  YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                             AUGUST 31, 2008  AUGUST 31, 2007  AUGUST 31, 2006  AUGUST 31, 2005  AUGUST 31, 2004
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year ......        $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                 --------         --------         --------         --------         --------
Income from investment operations:
   Net investment income.................          0.0307           0.0447           0.0388           0.0162           0.0025
   Net gains (losses) on securities .....              --(b)            --(b)            --(b)            --(b)            --(b)
                                                 --------         --------         --------         --------         --------
     Total net income from investment
       operations........................          0.0307           0.0447           0.0388           0.0162           0.0025
                                                 --------         --------         --------         --------         --------
Less dividends and distributions:
   Dividends (from net investment
     income).............................         (0.0307)         (0.0447)         (0.0388)         (0.0162)         (0.0025)
                                                 --------         --------         --------         --------         --------
Net asset value, end of year ............        $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                 ========         ========         ========         ========         ========
     Total Return........................           3.12%            4.56%            3.95%            1.63%            0.25%

Ratios/Supplemental Data
   Net assets, end of year
     (000's omitted)....................         $319,387         $218,914         $150,657         $109,495         $ 72,001
   Ratios of expenses to average
     net assets(a).......................           0.90%            0.90%            0.85%            0.97%            0.94%
   Ratios of net investment income
     to average net assets ..............           2.94%            4.47%            3.81%            1.68%            0.24%

(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.23%,1.29%, 1.34%, 1.23% and 1.34% for the years ended August 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(b) Amount is less than $0.00005 per share.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                            THE BEDFORD CLASS
                                             -----------------------------------------------------------------------------------
                                                 FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                                  YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                             AUGUST 31, 2008  AUGUST 31, 2007  AUGUST 31, 2006  AUGUST 31, 2005  AUGUST 31, 2004
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year ......        $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                 --------         --------         --------         --------         --------
Income from investment operations:
   Net investment income.................          0.0365           0.0502           0.0434           0.0239           0.0100
   Net gains (losses) on securities .....              --(b)            --(b)            --(b)            --(b)            --(b)
                                                 --------         --------         --------         --------         --------
     Total net income from investment
       operations........................          0.0365           0.0502           0.0434           0.0239           0.0100
                                                 --------         --------         --------         --------         --------
Less dividends and distributions:
   Dividends (from net investment
     income).............................         (0.0365)         (0.0502)         (0.0434)         (0.0239)         (0.0100)
                                                 --------         --------         --------         --------         --------
Net asset value, end of year ............        $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                 ========         ========         ========         ========         ========
     Total Return........................           3.71%            5.14%            4.42%            2.41%            1.00%

Ratios/Supplemental Data
   Net assets, end of year
     (000's omitted).....................        $ 28,749         $ 15,352         $ 15,525         $ 87,304         $141,372
   Ratios of expenses to average
     net assets(a).......................           0.31%            0.35%            0.26%            0.20%            0.20%
   Ratios of net investment income to
     average net assets..................           3.64%            5.02%            4.25%            2.39%            0.98%

(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.60%, 0.69%, 0.67%, 0.67% and 0.59% for the years ended August 31, 2008, 2007, 2006, 2005 and
    2004, respectively.

(b) Amount is less than $0.00005 per share.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2008


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Money Market Portfolio ("Portfolio"), which comprise the RBB family of funds.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.073 billion shares are currently classified into one hundred and twenty classes of common stock. The Portfolio has issued shares with a par value of $0.001. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     SECURITY VALUATION -- Securities held in the Portfolio are valued under the amortized cost method, which approximates fair value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate fair value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

     SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Company's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio's custodian or an authorized securities depository.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory and Administration Agreement, BlackRock Institutional Management Corp. (the "Adviser" or "BIMC"), an indirect subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and administrator for the Portfolio. BIMC and PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., entered into a delegation agreement on behalf of the Portfolio, wherein PFPC has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC. Effective July 14, 2008, PFPC and PFPC Worldwide, Inc. changed their names to PNC Global Investment Servicing (U.S.), Inc. ("PNC") and PNC Global Investment Servicing, Inc., respectively.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

                                     ANNUAL RATE
                   --------------------------------------------------
                   0.45% of first $250 million of net assets;
                   0.40% of next $250 million of net assets; and 0.35% of net assets in excess of $500 million.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     BIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2008, advisory fees and waivers for the investment portfolio were as follows:

                       GROSS                       NET
                     ADVISORY                   ADVISORY
                       FEE         WAIVER         FEE
                   ----------    ----------     --------
                   $1,346,337    $(846,250)     $500,087

     As of August 31, 2008, the Portfolio owed BIMC $43,440 in advisory fees.

     BIMC may voluntarily waive and/or reimburse a portion of its fees. PNC may also voluntarily waive a portion of its fees and/or reimburse expenses.

     The Portfolio will not pay BIMC or PNC at a later time for any amounts waived or assumed.

     For providing regulatory administration services to RBB, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio in proportion to their net assets.

     PNC serves as the transfer and dividend disbursing agent for each class. For providing transfer agent services, PNC is entitled to receive fees from the Portfolio. PNC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares.

     PFPC Trust Company provides certain custodial services to the Portfolio. PFPC Trust Company is a wholly-owned subsidiary of PNC Global Investment Servicing, Inc. As compensation for such custodial services, PFPC Trust Company is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:

                                       ANNUAL RATE
                   -------------------------------------------------
                   0.025% of first $50 million of gross assets;
                   0.020% of next $50 million of gross assets;
                   0.015% of gross assets in excess of $100 million.

     For the year ended August 31, 2008, PFPC Trust Company's fees were $70,563.

     The Portfolio, on behalf of each class of shares of the Portfolio, has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Portfolio has entered into a Distribution Agreement with PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a wholly-owned subsidiary of PNC Global Investment Servicing, Inc.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The Plans provide for each class to make monthly payments, based on average net assets, to PFPC Distributors of up to 0.65% on an annualized basis for the Bedford Class and up to 0.05% on an annualized basis for the Sansom Street Class. Effective December 31, 2007, the Plan was terminated with respect to the Sansom Street Class. For the year ended August 31, 2008, distribution fees paid to PFPC Distributors for each class were as follows:


                                                      GROSS                            NET
                                                  DISTRIBUTION                    DISTRIBUTION
                                                       FEE           WAIVER            FEE
                                                  ------------     ---------      ------------
                   Bedford Class                   $1,866,107      $(143,590)      $1,722,517
                   Sansom Street Class                  2,630             --            2,630
                                                   ----------      ---------       ----------
                   Total Money Market Portfolio    $1,868,737      $(143,590)      $1,725,147
                                                   ==========      =========       ==========

     The Portfolio has entered into service agreements with banks affiliated with PNC who render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of 0.10% of the daily net asset value of such shares. For the year ended August 31, 2008, service organization fees were $1,006 for the Portfolio.

     As of August 31, 2008, the Portfolio owed PNC and its affiliates $180,097 for their services.

3. CAPITAL SHARES

     Transactions in capital shares (at $1 per capital share) for each year were as follows:


                                                                         BEDFORD CLASS
                                                              -----------------------------------
                                                                  FOR THE             FOR THE
                                                                YEAR ENDED          YEAR ENDED
                                                              AUGUST 31, 2008     AUGUST 31, 2007
                                                              ---------------     ---------------
                                                                   VALUE               VALUE
                                                              ---------------     ---------------
     Shares sold                                              $  693,423,026      $  540,563,896
     Shares issued on reinvestment of dividends                    8,739,785           8,204,137
     Shares repurchased                                         (601,709,451)       (480,513,295)
                                                              --------------      ---------------
     Net Increase                                             $  100,453,360      $   68,254,738
                                                              --------------      ---------------
     Bedford Shares authorized                                 1,500,000,000       1,500,000,000
                                                              ==============      ==============


                                                                      SANSOM STREET CLASS
                                                              -----------------------------------
                                                                  FOR THE             FOR THE
                                                                YEAR ENDED          YEAR ENDED
                                                              AUGUST 31, 2008     AUGUST 31, 2007
                                                              ---------------     ---------------
                                                                   VALUE               VALUE
                                                              ---------------     ---------------
     Shares sold                                              $  154,552,391      $  207,692,244
     Shares issued on reinvestment of dividends                      147,473             136,709
     Shares repurchased                                         (141,303,481)       (207,997,880)
                                                              --------------      ---------------
     Net Increase (Decrease)                                  $   13,396,383      $     (168,927)
                                                              --------------      ---------------
     Sansom Street Shares authorized                           1,500,000,000       1,500,000,000
                                                              ==============      ==============

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


4. FEDERAL INCOME TAX INFORMATION

     The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal tax provision is required.

     FASB Interpretation No. 48, ("FIN 48") Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). The Portfolio's federal tax returns for each of the prior three fiscal years remain subject to examination by the Internal Revenue Service.

     For federal income tax purposes, realized capital losses may be carried forward and applied against future realized gains. At August 31, 2008, the Portfolio had no capital loss carryforwards. Prior period capital loss carryforwards of $5,533 were utilized to offset current realized gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2008, the Portfolio incurred no post-October capital losses.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal tax purposes. Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                                 ORDINARY     LONG-TERM
                                                  INCOME         GAINS
                                                ----------    ---------
                  2008                          $9,100,028       $ --
                  2007                           9,566,330         --

     As of August 31, 2008, the Portfolio had $51,023 of undistributed ordinary income for federal tax purposes.

5. NEW ACCOUNTING PRONOUNCEMENT

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although still in the process of evaluating the impact, if any, of SFAS 157 on the Portfolio, management believes that there will be no material impact on the Portfolio's financial statements other than enhanced disclosures.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2008


6. SUBSEQUENT EVENTS

     On October 1, 2008, the Board of Directors of the Company approved the Portfolio's participation in the Guarantee Program for Money Market Funds (the "Guarantee Program") established by the U.S. Department of the Treasury (the "Treasury"). The Guarantee Program provides coverage to shareholders of record in the Portfolio as of the close of business on September 19, 2008 and would be triggered if the Portfolio's NAV falls below $0.9950. The number of shares covered will be the lesser of (1) shares owned on September 19, 2008 or (2) shares owned on the date on which the Portfolio's NAV is less than $0.9950 ("Guarantee Event"). In order for payment to occur under the Guarantee Program, the Portfolio would need to initiate the liquidation of the Portfolio within five business days of the Guarantee Event.

     To participate in the Guarantee Program, the Department of Treasury requires publicly offered money market funds that are regulated under Rule 2a-7 of the 1940 Act ("eligible money market funds") with an NAV per share greater than or equal to $0.9975 as of the close of business on September 19, 2008, to pay an upfront, non-refundable fee of 0.01 percent (one basis point) based on the number of shares outstanding on that date. Eligible money market funds with an NAV per share greater than or equal to $0.9950 and below $0.9975 as of the close of business on September 19, 2008, are required to pay an upfront, non-refundable fee of 0.015 percent (1.5 basis points) based on the number of shares outstanding on that date. Funds with an NAV per share below $0.9950 as of the close of business on September 19, 2008 may not participate in the Guarantee Program. These fees will cover participation in the Guarantee Program until December 18, 2008. The Treasury can extend the Guarantee Program up to September 19, 2009. Eligible money market funds must pay an additional fee to participate in any extension of the Guarantee Program. On October 6, 2008, the Portfolio paid $35,923 to participate in the Guarantee Program, which amount will be amortized through December 18, 2008.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the  Shareholders of the Money Market Portfolio and
Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Portfolio, one of the portfolios constituting The RBB Fund, Inc. (the "Portfolio"), as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The RBB Fund, Inc. as of August 31, 2008, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP


Philadelphia, Pennsylvania
October 20, 2008

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             ADDITIONAL INFORMATION
                                  (UNAUDITED)


PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

     Bedford                   (800) 888-9723
     Sansom Street             (800) 430-9618


QUARTERLY PORTFOLIO SCHEDULES

     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") of The RBB Fund, Inc. (the "Company"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between BlackRock Institutional Management Corp. ("BIMC" or the "Adviser") and the Company (the "Advisory Agreement") on behalf of the Money Market Portfolio (the "Portfolio") at a meeting of the Board held on May 8, 2008. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Agreements, the Board considered information provided by BIMC with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from BIMC mailed in advance of the meeting that addressed most, if not all, of the factors listed below. BIMC also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of BIMC's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) BIMC's investment philosophies and processes; (iv) BIMC's assets under management and client descriptions; (v) BIMC's trade allocations policies; (vi) the current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) compliance procedures; (viii) BIMC's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report comparing the Portfolio's proposed or current advisory fees and expenses to those of their peer groups; and (xi) a report comparing the performance of the Portfolio to the performance of its applicable benchmark index and peer group. No one factor was determinative in the Board's consideration of the Advisory Agreement.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       ADDITIONAL INFORMATION (CONCLUDED)
                                   (UNAUDITED)


     During the course of its deliberations, the Directors, meeting in executive session, reached the following conclusions, among others, regarding BIMC and the Advisory Agreement with respect to the Portfolio. The Directors reviewed and considered comparative fee and expense information prepared by Lipper in evaluating the fees payable by the Portfolio. The Directors considered that the Portfolio's contractual advisory fees were higher than those of the Lipper peer group median for both the Bedford Class and the Sansom Street class. The Directors noted that the Portfolio's actual advisory fees (after waivers) were less than those of the respective Lipper peer group medians for the Bedford Class and Sansom Street Class and compared favorably to the fees paid to BIMC for managing assets for other registered investment company clients (after waivers) with investment objectives similar to the Portfolio's investment objective. The Directors also considered the total expense ratios (after waivers) for the Portfolio's Bedford Class which were slightly higher than the Lipper peer group median, and Sansom Street Class, which were lower than the Lipper peer group median. The Directors also noted that the Sansom Street class had terminated its Rule 12b-1 Plan and associated fees on December 31, 2007, to make the class eligible for supermarket distribution platforms. The Directors noted that the performance of the Bedford Class exceeded the median performance of the Lipper peer group for the one-, two-, three-, four-, and five-year periods ending February 29, 2008. They also noted that the Sansom Street Class outperformed the performance of the peer group for the one-, two-, three-, four- and five-year periods ended February 29, 2008.

     The Directors then determined that the nature, extent and quality of services provided by BIMC in advising the Portfolio were satisfactory, noting that BIMC operated at a net loss for the Portfolio due to the expense waivers and that the method BIMC uses to select brokers seemed reasonable. The Directors considered the effect of any economies of scale and noted that the presence of advisory fee waivers by BIMC benefited the Portfolio's shareholders.

     The Board of Directors, including the Independent Directors, also took into account not only the fees payable by the Portfolio under the Advisory Agreement, but also potential benefits to BIMC, such as the engagement of affiliates of BIMC as service providers to the Portfolio, including for sub-administration, regulatory administration, transfer agency, distribution and custodial services. Based on the foregoing, the Directors, including all of the Independent
Directors, concluded that the advisory fee structure was reasonable and determined that BIMC's Advisory Agreement be continued for another one-year period ending August 16, 2009.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (800) 430-9618.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano   Director            2006 to present    Consultant, financial services         19       Kalmar Pooled
103 Bellevue Parkway                                          organizations from 1997 to                      Investment Trust;
Wilmington, DE 19809                                          present.                                        (registered investment
DOB: 03/7/43                                                                                                  company) WT Mutual
                                                                                                              Fund; (registered
                                                                                                              investment company)
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay       Director            1988 to present    Retired; Vice President, Fox           19       None
103 Bellevue Parkway                                          Chase Cancer Center (biomedical
Wilmington, DE 19809                                          research and medical care)
DOB: 12/06/35                                                 (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman     Chairman            2005 to present    Director, Gabelli Group Capital        19       None
103 Bellevue Parkway                                          Partners, L.P. (an investment
Wilmington, DE 19809   Director            1991 to present    partnership) from 2000 to 2006.
DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent        Director            2006 to present    Dean and Professor of Law,             19       WT Mutual Funds
103 Bellevue Parkway                                          Villanova University School of                  (registered investment
Wilmington, DE 19809                                          Law since July 1997; Member,                    company) 25 Portfolios
DOB: 4/28/51                                                  Board of Directors, New York
                                                              Stock Exchange, Inc.
                                                              (2006-present); Member Board of
                                                              Governors, Financial Industry
                                                              Regulatory Authority, Inc.
                                                              (2007-present).
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg    Director            1991 to present    Since 1974, Chairman, Director         19       MTI Holding Group,
103 Bellevue Parkway                                          and President, MTI Holding                      Inc. (formerly known
Wilmington, DE 19809                                          Group, Inc. (formerly known as                  as Moyco Technologies,
DOB: 3/24/34                                                  Moyco Technologies, Inc.)                       Inc.)
                                                              (manufacturer of precision
                                                              coated and industrial
                                                              abrasives). Since 1999,
                                                              Director, Pennsylvania Business
                                                              Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere    Director            2006 to present    Member, New York State Assembly        19       Reich and Tang Group
103 Bellevue Parkway                                          (1981-2004); Founding Partner,                  (asset management);
Wilmington, DE 19809                                          Straniere Law Firm (1980 to                     The SPARX Asia Funds
DOB: 3/28/41                                                  date); Partner, Gotham                          (registered investment
                                                              Strategies (consulting firm)                    company)
                                                              (2005 to date); Partner, The
                                                              Gotham Global Group (consulting
                                                              firm) (2005 to date);
                                                              President, The New York City
                                                              Hot Dog Company (2005 to date);
                                                              and Partner, Kanter-Davidoff
                                                              (law firm) (2006 to present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky      Director            1988 to present    Since 1969, Director and Vice          19       Comcast Corporation;
103 Bellevue Parkway                                          Chairman, Comcast Corporation                   AMDOCS Limited
Wilmington, DE 19809                                          (cable television and                           (service provider to
DOB: 7/16/33                                                  communications).                                telecommunications
                                                                                                              companies)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky       Director            1991 to present    Since July 2002, Senior Vice           19       Kensington Funds
103 Bellevue Parkway                                          President and prior thereto,                    (registered investment
Wilmington, DE 19809                                          Executive Vice President of                     company) 6 Portfolios
DOB: 4/16/38                                                  Oppenheimer & Co., Inc.,
                                                              formerly Fahnestock & Co., Inc.
                                                              (a registered broker-dealer).
                                                              Since November 2004, Director
                                                              of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall     Director            2002 to present    Director of Haydon Bolts, Inc.         19       Cornerstone Bank
103 Bellevue Parkway                                          (bolt manufacturer) and Parkway
Wilmington, DE 19809                                          Real Estate Company (subsidiary
DOB: 9/25/38                                                  of Haydon Bolts, Inc.) since
                                                              1984; and Director of
                                                              Cornerstone Bank since March
                                                              2004.
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc. is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach           President        1991 to present    Certified Public Accountant;          N/A       N/A
103 Bellevue Parkway         and                  and         Director, Fox Chase Cancer
Wilmington, DE 19809      Treasurer        1988 to present    Center; Trustee Emeritus,
DOB: 6/29/24                                                  Pennsylvania School for the
                                                              Deaf; Trustee Emeritus,
                                                              Immaculata University; Managing
                                                              General Partner, President
                                                              since 2002, Treasurer since
                                                              1981 and Chief Compliance
                                                              Officer since September 2004 of
                                                              Chestnut Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers           Secretary        2007 to present    Since 2005, Vice President and        N/A       N/A
301 Bellevue Parkway                                          Counsel, PNC Global Investment
2nd Floor                                                     Servicing (U.S.), Inc.
Wilmington, DE 19809                                          (financial services company);
DOB: 7/28/74                                                  Associate, Stradley, Ronon,
                                                              Stevens & Young, LLC (law firm)
                                                              from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,              Chief         2004 to present    President, Vigilant Compliance        N/A       N/A
Esquire, CPA              Compliance                          Services since 2004; Senior
Vigilant Compliance         Officer                           Legal Counsel, PNC Global
Services                                                      Investment Servicing (U.S.),
186 Dundee Drive,                                             Inc. from 2002 to 2004.
Suite 700
Williamstown, NJ 08094
DOB: 12/25/62
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02866

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

================================================================================

                                   THE SANSOM
                                     STREET
                                     CLASS


                                       OF
                               THE RBB FUND, INC.
                                  MONEY MARKET
                                   PORTFOLIO


                                  ANNUAL REPORT
                                 AUGUST 31, 2008









AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT'S POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.




THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE PORTFOLIO. IT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO.
================================================================================

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 PRIVACY NOTICE
                                   (UNAUDITED)


The RBB Fund, Inc. MONEY MARKET PORTFOLIO (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Portfolio.

We restrict access to your personal account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 430-9618.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FUND EXPENSE EXAMPLES
                                  (UNAUDITED)


As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2008 through August 31, 2008 and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                                  MONEY MARKET PORTFOLIO - BEDFORD CLASS
                                                        ---------------------------------------------------------
                                                           BEGINNING               ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE         ACCOUNT VALUE            DURING
                                                         MARCH 1, 2008        AUGUST 31, 2008           PERIOD*
                                                        --------------        ---------------       -------------
         Actual                                            $1,000.00             $1,010.40              $4.55
         Hypothetical (5% return before expenses)           1,000.00              1,020.56               4.58



                                                               MONEY MARKET PORTFOLIO - SANSOM STREET CLASS
                                                        ---------------------------------------------------------
                                                           BEGINNING               ENDING           EXPENSES PAID
                                                         ACCOUNT VALUE         ACCOUNT VALUE            DURING
                                                         MARCH 1, 2008        AUGUST 31, 2008           PERIOD*
                                                        --------------        ---------------       -------------
         Actual                                            $1,000.00             $1,013.40              $1.52
         Hypothetical (5% return before expenses)           1,000.00              1,023.61               1.53

* Expenses are equal to the Portfolio's annualized six month expense ratio of 0.90% for the Bedford Class shares and 0.30% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Portfolio's ending account value on the first line in each table is based on the actual six-month total return of 1.04% for the Bedford Class shares and 1.34% for the Sansom Street Class shares.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2008
                                   (UNAUDITED)




        SECURITY                                         % OF NET       FAIR
          TYPE                                            ASSETS       VALUE
        --------                                         --------   ------------

Short Term Investments:
   Commercial Paper ..............................         53.7%    $186,833,527
   Certificates of Deposit .......................         26.4       91,830,240
   Agency Obligations ............................          7.4       25,716,427
   Repurchase Agreement ..........................          5.9       20,690,000
   Variable Rate Obligations .....................          5.3       18,440,000
   Master Note ...................................          1.1        4,000,000
   Other Assets in Excess of Liabilities .........          0.2          625,929
                                                          -----     ------------
NET ASSETS .......................................        100.0%    $348,136,123
                                                          =====     ============

Portfolio holdings are subject to change at any time.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2008


                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------   -----------

CERTIFICATES OF DEPOSIT--26.4%
DOMESTIC CERTIFICATES OF DEPOSIT--3.2%
American Express Bank FSB
   2.800%, 09/10/08 ................................      $  7,000  $  7,000,000
American Express Centurion Bank
   2.810%, 10/14/08 ................................         4,000     4,000,000
                                                                    ------------
                                                                      11,000,000
                                                                    ------------

YANKEE DOLLAR CERTIFICATES OF DEPOSIT(A)--23.2%
Banco Bilbao Vizcaya Argentaria S.A.,
   New York
   3.000%, 10/24/08 ................................         3,325     3,325,000
   3.185%, 12/24/08 ................................         1,980     1,980,000
Bank of Scotland PLC, New York
   2.680%, 10/02/08 ................................         1,800     1,800,000
   2.720%, 10/02/08 ................................         3,000     3,000,000
   2.930%, 11/17/08 ................................         3,850     3,850,000
Barclays Bank PLC, New York
   2.800%, 10/08/08 ................................         5,000     5,000,000
BNP Paribas, New York
   2.630%, 10/02/08 ................................         2,685     2,685,000
   2.950%, 10/28/08 ................................         5,000     5,000,000
   2.850%, 12/04/08 ................................         5,000     5,000,000
   2.845%, 12/08/08 ................................         3,000     3,000,000
DnB NOR BANK ASA, New York
   2.840%, 12/05/08 ................................           550       550,000
KBC Bank NV, New York
   2.650%, 09/23/08 ................................         2,000     2,000,000
Nordea Bank Finland PLC, New York
   2.650%, 10/15/08 ................................         1,000     1,000,000
Nordea Bank Finland PLC,
   New York B(a)
   4.820%, 10/17/08 ................................         2,820     2,820,034
Rabobank Nederland NV, New York
   2.670%, 09/12/08 ................................         2,975     2,975,000
   3.010%, 02/19/09 ................................         1,850     1,850,000
Royal Bank of Scotland, New York
   2.680%, 10/02/08 ................................         3,085     3,085,000
   3.150%, 02/20/09 ................................         2,000     2,000,000
Sanpaolo Imi SpA, New York
   2.860%, 12/04/08 ................................         1,485     1,485,000
   2.860%, 12/05/08 ................................         2,335     2,335,000
Societe Generale, New York
   3.180%, 12/23/08 ................................         6,000     6,000,185


                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------  ------------

CERTIFICATES OF DEPOSIT--(CONTINUED)
YANKEE DOLLAR CERTIFICATES OF DEPOSIT--(CONTINUED)
Svenska Handelsbanken, New York
   2.610%, 10/01/08 ................................      $  2,040  $  2,040,000
   2.660%, 10/10/08 ................................         4,000     4,000,021
Toronto Dominion Bank, New York
   2.650%, 10/06/08 ................................         5,000     5,000,000
   2.830%, 12/05/08 ................................           800       800,000
   2.800%, 12/08/08 ................................         1,000     1,000,000
   3.000%, 12/16/08 ................................           450       450,000
   3.110%, 12/30/08 ................................         6,000     6,000,000
   3.030%, 02/11/09 ................................           800       800,000
                                                                    ------------
                                                                      80,830,240
                                                                    ------------
TOTAL CERTIFICATES OF DEPOSIT
(COST $91,830,240) .................................                  91,830,240
                                                                    ------------

COMMERCIAL PAPER--53.7%
ASSET BACKED SECURITIES--24.2%
Amsterdam Funding Corp.
   2.713%, 10/02/08 ................................        10,000     9,976,750
Atlantic Asset Securitization Corp.
   2.749%, 11/03/08 ................................         4,000     3,980,890
Atlantis One Funding Corp.
   2.780%, 10/23/08 ................................         6,000     5,976,080
Ciesco LLC
   2.769%, 10/16/08 ................................        11,000    10,962,188
   2.800%, 11/04/08 ................................         4,000     3,980,231
Liberty Street Funding LLC
   2.900%, 11/03/08 ................................         2,400     2,387,904
   2.891%, 11/18/08 ................................         2,500     2,484,454
Nieuw Amsterdam Receivables Corp.
   2.505%, 09/03/08 ................................         1,600     1,599,778
Old Line Funding LLC
   2.809%, 10/17/08 ................................         3,000     2,989,305
   2.791%, 10/21/08 ................................        12,000    11,953,834
Ranger Funding Company LLC
   2.820%, 10/03/08 ................................         3,000     2,992,533
Solitaire Funding LLC
   2.586%, 09/15/08 ................................         3,000     2,996,990
Thames Asset Global Securitization
   No. 1, Inc.
   2.556%, 09/15/08 ................................         4,000     3,996,033
   2.800%, 11/20/08 ................................         5,000     4,969,111
Windmill Funding Corp.
   2.788%, 11/05/08 ................................         4,000     3,979,995


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2008



                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------  ------------

COMMERCIAL PAPER--(CONTINUED)
ASSET BACKED SECURITIES--(CONTINUED)
Yorktown Capital LLC
   2.749%, 10/20/08 ................................      $  6,000  $  5,977,705
   2.739%, 11/04/08 ................................         3,000     2,985,493
                                                                    ------------
                                                                      84,189,274
                                                                    ------------

AUTOMOBILES--1.7%
BMW US Capital LLC
   2.052%, 09/04/08 ................................         6,000     5,998,975
                                                                    ------------

BANKS--27.2%
Bank of America Corp.
   2.950%, 12/16/08 ................................         1,320     1,308,682
   3.000%, 12/31/08 ................................         4,000     3,960,272
Danske Corp.
   2.460%, 09/12/08 ................................         3,000     2,997,754
   2.750%, 10/24/08 ................................        10,000     9,959,808
Dexia Delaware LLC
   2.831%, 10/22/08 ................................         2,000     1,992,038
   2.829%, 11/07/08 ................................         2,950     2,934,572
Fortis Banque Luxembourg SA
   2.650%, 10/08/08 ................................         8,000     7,978,211
ING US Funding LLC
   2.709%, 10/09/08 ................................        10,000     9,971,606
   2.597%, 10/20/08 ................................         3,000     2,989,445
JPMorgan Chase & Co.
   2.775%, 12/10/08 ................................         3,000     2,977,083
National Australia Funding (Delaware), Inc.
   2.740%, 11/04/08 ................................         4,000     3,980,658
Raiffeisen Zentralbank Osterreich
   2.650%, 09/09/08 ................................         5,000     4,997,067
   2.900%, 10/21/08 ................................         5,000     4,980,000
Royal Bank of Scotland PLC
   2.630%, 09/11/08 ................................         8,000     7,994,156
Societe Generale North America, Inc.
   2.835%, 10/22/08 ................................         5,000     4,980,060
Svenska Handelsbanken, Inc.
   2.597%, 10/24/08 ................................         6,000     5,977,166
UBS Finance Delaware
   2.608%, 09/02/08 ................................         1,700     1,699,877


                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------  ------------

COMMERCIAL PAPER--(CONTINUED)
BANKS--(CONTINUED)
Westpac Banking Corp.
   2.710%, 09/17/08 ................................      $  6,000  $  5,992,773
   2.719%, 10/09/08 ................................         7,000     6,980,050
                                                                    ------------
                                                                      94,651,278
                                                                    ------------

FINANCIAL SERVICES--0.6%
Prudential Funding LLC
   2.415%, 10/16/08 ................................         2,000     1,994,000
                                                                    ------------

      TOTAL COMMERCIAL PAPER
         (COST $186,833,527) .......................                 186,833,527
                                                                    ------------

VARIABLE RATE OBLIGATIONS--5.3%
BANKS--5.3%
Bank of Montreal, Chicago(a)(b)
   2.903%, 11/10/08 ................................         2,425     2,425,000
   2.960%, 09/05/09(c) .............................         2,850     2,850,000
Deutsche Bank AG, New York(a)(b)
   3.011%, 01/21/09 ................................         2,135     2,135,000
HSBC USA, Inc.(b)
   3.188%, 08/14/09 ................................           525       525,000
ING Bank NV(b)(c)
   3.132%, 08/24/09 ................................         1,750     1,750,000
ING USA Global Funding Trust(b)
   3.143%, 08/19/09 ................................           855       855,000
Lloyds TSB Group PLC(a)(b)(c)
   3.102%, 08/07/09 ................................         2,250     2,250,000
Nordea Bank AB(b)(c)
   3.145%, 09/24/09 ................................         2,050     2,050,000
Wachovia Bank NA(b)
   3.191%, 08/04/09 ................................         1,600     1,600,000
Westpac Banking Corp.(b)
   2.751%, 10/10/08 ................................         2,000     2,000,000
                                                                    ------------

      TOTAL VARIABLE RATE OBLIGATIONS
         (COST $18,440,000) ........................                  18,440,000
                                                                    ------------

AGENCY OBLIGATIONS--7.4%
Federal Home Loan Bank
   2.227%, 09/25/08 ................................         6,000     5,991,120
   2.623%, 03/20/09(b) .............................         1,605     1,605,820
   2.389%, 08/13/09(b) .............................         1,600     1,600,000
   2.369%, 08/14/09(b) .............................         2,495     2,494,763


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2008


                                                            PAR         FAIR
                                                           (000)       VALUE
                                                          --------  ------------

AGENCY OBLIGATIONS--(CONTINUED)
Federal Home Loan Mortgage Corp.(b)
   2.669%, 09/25/08 ................................      $  4,760  $  4,758,508
   2.400%, 09/28/09 ................................         2,950     2,949,215
Federal National Mortgage Assoc.
   2.490%, 09/08/08 ................................         1,440     1,439,303
   2.490%, 09/10/08 ................................           885       884,449
   2.180%, 09/29/08 ................................         4,000     3,993,249
                                                                    ------------

      TOTAL AGENCY OBLIGATIONS
         (COST $25,716,427) ........................                  25,716,427
                                                                    ------------

MASTER NOTE--1.1%
Bank of America Securities LLC(b)
   2.205%, 09/02/08 ................................         4,000     4,000,000
                                                                    ------------

      TOTAL MASTER NOTES
         (COST $4,000,000) .........................                   4,000,000
                                                                    ------------

REPURCHASE AGREEMENT--5.9%
Deutsche Bank Securities Inc.
   (Tri-Party Agreement dated 08/29/08
   to be repurchased at $20,694,874,
   collateralized by $1,041,000 par
   value, Federal Home Loan Mortgage
   Corp., 3.50%, due 04/01/13;
   $14,040,000 par value, Federal
   Home Loan Mortgage Corp.,
   3.80%, due 11/21/11; $5,910,000
   par value, Federal National Mortgage
   Association, 6.125%, due 09/14/26;
   Market Value of the collateral
   is $21,310,770)
   2.120%, 09/02/08.................................        20,690    20,690,000
                                                                    ------------

      TOTAL REPURCHASE AGREEMENTS
         (COST $20,690,000).........................                  20,690,000
                                                                    ------------


                                                                       FAIR
                                                                       VALUE
                                                                    ------------

TOTAL INVESTMENTS AT FAIR VALUE--99.8%
   (Cost $347,510,194*).............................                $347,510,194
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.2%................................                     625,929
                                                                    ------------

NET ASSETS (APPLICABLE TO
   319,371,668 BEDFORD SHARES
   AND 28,750,476 SANSOM
   STREET SHARES)--100.0%...........................                $348,136,123
                                                                    ============


*   Aggregate cost is the same for financial reporting and Federal tax purposes.
(a) Issuer is a U.S. branch of a foreign domiciled bank.
(b) Variable Rate Obligations -- The interest rate shown is the rate as of August 31, 2008 and the maturity date shown is the next interest rate readjustment date or the maturity date.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2008


ASSETS
Investments, at fair value (cost $326,820,194) ................................   $326,820,194
Repurchase agreement, at fair value (cost $20,690,000) ........................     20,690,000
Cash ..........................................................................            555
Interest receivable ...........................................................        897,982
Prepaid expenses and other assets .............................................         25,140
                                                                                  ------------
        Total assets ..........................................................    348,433,871
                                                                                  ------------

LIABILITIES
Payables for:
    Dividends .................................................................         37,043
    Distribution fees .........................................................        163,711
    Investment advisory and administration fees ...............................         43,440
    Custodian fees ............................................................         12,209
    Directors' and officers' fees .............................................          7,975
    Transfer agent fees .......................................................          2,384
    Regulatory administration fees ............................................          1,442
    Service organization fees (Sansom Class) ..................................            351
Accrued expenses and other liabilities ........................................         29,193
                                                                                  ------------
        Total liabilities .....................................................        297,748
                                                                                  ------------
NET ASSETS ....................................................................   $348,136,123
                                                                                  ============

NET ASSETS CONSISTED OF:
Paid-in capital ...............................................................   $348,122,143
Undistributed net investment income ...........................................            831
Accumulated net realized gain from investments ................................         13,149
                                                                                  ------------
NET ASSETS ....................................................................   $348,136,123
                                                                                  ============
NET ASSET VALUE, Offering and Redemption Price Per
Bedford Share ($319,386,782/319,371,668 outstanding shares of common stock,
$0.001 par value, 1,500,000,000 shares authorized) ............................          $1.00
                                                                                         =====
NET ASSET VALUE, Offering and Redemption Price Per
Sansom Street Share ($28,749,341/28,750,476 outstanding shares of common stock,
$0.001 par value, 1,500,000,000 shares authorized) ............................          $1.00
                                                                                         =====

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2008


Investment Income
    Interest ................................................      $11,744,404
                                                                   -----------
Expenses
    Distribution fees(1) ....................................        1,868,737
    Investment advisory and administration fees .............        1,346,337
    Printing and shareholder reporting fees .................           83,040
    Custodian fees ..........................................           70,563
    Directors' and officers' fees ...........................           64,608
    Professional fees .......................................           60,031
    Regulatory administration fees ..........................           31,583
    Registration and filing fees ............................           28,637
    Insurance fees ..........................................           26,073
    Transfer agent fees .....................................           23,310
    Service organization fees (Sansom Class) ................            1,006
    Other expenses ..........................................           30,291
                                                                   -----------
        Total expenses ......................................        3,634,216
    Less fees waived ........................................         (989,840)
                                                                   -----------
        Net expenses ........................................        2,644,376
                                                                   -----------
Net investment income .......................................        9,100,028
Realized gain on investments ................................           20,643
                                                                   -----------
Net increase in net assets resulting from operations ........      $ 9,120,671
                                                                   ===========

(1) See Note 2 in Notes to Financial Statements.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                              FOR THE            FOR THE
                                                            YEAR ENDED         YEAR ENDED
                                                          AUGUST 31, 2008    AUGUST 31, 2007
                                                          ---------------    ----------------
Increase (decrease) in net assets:
Operations:
  Net investment income ..............................      $  9,100,028       $  9,566,330
  Net gain (loss) on investments .....................            20,643             (1,885)
                                                            ------------       ------------
  Net increase in net assets resulting from operations         9,120,671          9,564,445
                                                            ------------       ------------
Dividends to shareholders from Net investment income:
    Bedford shares ...................................        (8,433,248)        (8,491,001)
    Sansom Street shares .............................          (666,780)        (1,075,329)
                                                            ------------       ------------
    Total dividends to shareholders ..................        (9,100,028)        (9,566,330)
                                                            ------------       ------------
Net capital share transactions (See Note 3) ..........       113,849,743         68,085,811
                                                            ------------       ------------
Total increase in net assets .........................       113,870,386         68,083,926
Net Assets:
  Beginning of year ..................................       234,265,737        166,181,811
                                                            ------------       ------------
  End of year ........................................      $348,136,123       $234,265,737
                                                            ============       ============
  Undistributed net investment income, end of year ...      $        831       $        831
                                                            ============       ============

                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                            THE BEDFORD CLASS
                                             -----------------------------------------------------------------------------------
                                                 FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                                  YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                             AUGUST 31, 2008  AUGUST 31, 2007  AUGUST 31, 2006  AUGUST 31, 2005  AUGUST 31, 2004
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year ......        $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                 --------         --------         --------         --------         --------
Income from investment operations:
   Net investment income.................          0.0307           0.0447           0.0388           0.0162           0.0025
   Net gains (losses) on securities .....              --(b)            --(b)            --(b)            --(b)            --(b)
                                                 --------         --------         --------         --------         --------
     Total net income from investment
       operations........................          0.0307           0.0447           0.0388           0.0162           0.0025
                                                 --------         --------         --------         --------         --------
Less dividends and distributions:
   Dividends (from net investment
     income).............................         (0.0307)         (0.0447)         (0.0388)         (0.0162)         (0.0025)
                                                 --------         --------         --------         --------         --------
Net asset value, end of year ............        $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                 ========         ========         ========         ========         ========
   Total Return..........................           3.12%            4.56%            3.95%            1.63%            0.25%

Ratios/Supplemental Data
   Net assets, end of year
     (000's omitted)....................         $319,387         $218,914         $150,657         $109,495         $ 72,001
   Ratios of expenses to average
     net assets(a).......................           0.90%            0.90%            0.85%            0.97%            0.94%
   Ratios of net investment income
     to average net assets ..............           2.94%            4.47%            3.81%            1.68%            0.24%

(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.23%,1.29%, 1.34%, 1.23% and 1.34% for the years ended August 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(b) Amount is less than $0.00005 per share.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                                                            THE BEDFORD CLASS
                                             -----------------------------------------------------------------------------------
                                                 FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                                  YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                             AUGUST 31, 2008  AUGUST 31, 2007  AUGUST 31, 2006  AUGUST 31, 2005  AUGUST 31, 2004
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net asset value, beginning of year ......        $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                 --------         --------         --------         --------         --------
Income from investment operations:
   Net investment income.................          0.0365           0.0502           0.0434           0.0239           0.0100
   Net gains (losses) on securities .....              --(b)            --(b)            --(b)            --(b)            --(b)
                                                 --------         --------         --------         --------         --------
     Total net income from investment
       operations........................          0.0365           0.0502           0.0434           0.0239           0.0100
                                                 --------         --------         --------         --------         --------
Less dividends and distributions:
   Dividends (from net investment
     income).............................         (0.0365)         (0.0502)         (0.0434)         (0.0239)         (0.0100)
                                                 --------         --------         --------         --------         --------
Net asset value, end of year ............        $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                 ========         ========         ========         ========         ========
     Total Return........................            3.71%            5.14%            4.42%            2.41%            1.00%

Ratios/Supplemental Data
   Net assets, end of year
     (000's omitted).....................        $ 28,749         $ 15,352         $ 15,525         $ 87,304         $141,372
   Ratios of expenses to average
     net assets(a).......................           0.31%            0.35%            0.26%            0.20%            0.20%
   Ratios of net investment income to
     average net assets..................           3.64%            5.02%            4.25%            2.39%            0.98%

(a) Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.60%, 0.69%, 0.67%, 0.67% and 0.59% for the years ended August 31, 2008, 2007, 2006, 2005 and
    2004, respectively.

(b) Amount is less than $0.00005 per share.


                 See Accompanying Notes to Financial Statements.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2008


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Money Market Portfolio ("Portfolio"), which comprise the RBB family of funds.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.073 billion shares are currently classified into one hundred and twenty classes of common stock. The Portfolio has issued shares with a par value of $0.001. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     SECURITY VALUATION -- Securities held in the Portfolio are valued under the amortized cost method, which approximates fair value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate fair value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value per share at $1.00.

     SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution, transfer agency and printing, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily, recorded on the ex-date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     FEDERAL INCOME TAXES -- No provision is made for federal income taxes. It is the Company's intention to have each portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio's custodian or an authorized securities depository.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory and Administration Agreement, BlackRock Institutional Management Corp. (the "Adviser" or "BIMC"), an indirect subsidiary of The PNC Financial Services Group, Inc., serves as investment adviser and administrator for the Portfolio. BIMC and PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., entered into a delegation agreement on behalf of the Portfolio, wherein PFPC has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BIMC. Effective July 14, 2008, PFPC and PFPC Worldwide, Inc. changed their names to PNC Global Investment Servicing (U.S.), Inc. ("PNC") and PNC Global Investment Servicing, Inc., respectively.

     For its advisory services, BIMC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average daily net assets:

                                     ANNUAL RATE
                   --------------------------------------------------
                   0.45% of first $250 million of net assets;
                   0.40% of next $250 million of net assets; and 0.35% of net assets in excess of $500 million.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     BIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Portfolio. For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2008, advisory fees and waivers for the investment portfolio were as follows:

                       GROSS                       NET
                     ADVISORY                   ADVISORY
                       FEE         WAIVER         FEE
                   ----------    ----------     --------
                   $1,346,337    $(846,250)     $500,087

     As of August 31, 2008, the Portfolio owed BIMC $43,440 in advisory fees.

     BIMC may voluntarily waive and/or reimburse a portion of its fees. PNC may also voluntarily waive a portion of its fees and/or reimburse expenses.

     The Portfolio will not pay BIMC or PNC at a later time for any amounts waived or assumed.

     For providing regulatory administration services to RBB, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio in proportion to their net assets.

     PNC serves as the transfer and dividend disbursing agent for each class. For providing transfer agent services, PNC is entitled to receive fees from the Portfolio. PNC may, at its discretion, voluntarily waive all or any portion of its transfer agency fee for any class of shares.

     PFPC Trust Company provides certain custodial services to the Portfolio. PFPC Trust Company is a wholly-owned subsidiary of PNC Global Investment Servicing, Inc. As compensation for such custodial services, PFPC Trust Company is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio's average gross assets:

                                       ANNUAL RATE
                   -------------------------------------------------
                   0.025% of first $50 million of gross assets;
                   0.020% of next $50 million of gross assets;
                   0.015% of gross assets in excess of $100 million.

     For the year ended August 31, 2008, PFPC Trust Company's fees were $70,563.

     The Portfolio, on behalf of each class of shares of the Portfolio, has adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Portfolio has entered into a Distribution Agreement with PFPC Distributors, Inc. ("PFPC Distributors"). PFPC Distributors is a wholly-owned subsidiary of PNC Global Investment Servicing, Inc.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

     The Plans provide for each class to make monthly payments, based on average net assets, to PFPC Distributors of up to 0.65% on an annualized basis for the Bedford Class and up to 0.05% on an annualized basis for the Sansom Street Class. Effective December 31, 2007, the Plan was terminated with respect to the Sansom Street Class. For the year ended August 31, 2008, distribution fees paid to PFPC Distributors for each class were as follows:


                                                      GROSS                            NET
                                                  DISTRIBUTION                    DISTRIBUTION
                                                       FEE           WAIVER            FEE
                                                  ------------     ---------      ------------
                   Bedford Class                   $1,866,107      $(143,590)      $1,722,517
                   Sansom Street Class                  2,630             --            2,630
                                                   ----------      ---------       ----------
                   Total Money Market Portfolio    $1,868,737      $(143,590)      $1,725,147
                                                   ==========      =========       ==========

     The Portfolio has entered into service agreements with banks affiliated with PNC who render support services to customers who are the beneficial owners of the Sansom Street Class in consideration of the payment of 0.10% of the daily net asset value of such shares. For the year ended August 31, 2008, service organization fees were $1,006 for the Portfolio.

     As of August 31, 2008, the Portfolio owed PNC and its affiliates $180,097 for their services.

3. CAPITAL SHARES

     Transactions in capital shares (at $1 per capital share) for each year were as follows:


                                                                         BEDFORD CLASS
                                                              -----------------------------------
                                                                  FOR THE             FOR THE
                                                                YEAR ENDED          YEAR ENDED
                                                              AUGUST 31, 2008     AUGUST 31, 2007
                                                              ---------------     ---------------
                                                                   VALUE               VALUE
                                                              ---------------     ---------------
     Shares sold                                              $  693,423,026      $  540,563,896
     Shares issued on reinvestment of dividends                    8,739,785           8,204,137
     Shares repurchased                                         (601,709,451)       (480,513,295)
                                                              --------------      ---------------
     Net Increase                                             $  100,453,360      $   68,254,738
                                                              --------------      ---------------
     Bedford Shares authorized                                 1,500,000,000       1,500,000,000
                                                              ==============      ==============


                                                                      SANSOM STREET CLASS
                                                              -----------------------------------
                                                                  FOR THE             FOR THE
                                                                YEAR ENDED          YEAR ENDED
                                                              AUGUST 31, 2008     AUGUST 31, 2007
                                                              ---------------     ---------------
                                                                   VALUE               VALUE
                                                              ---------------     ---------------
     Shares sold                                              $  154,552,391      $  207,692,244
     Shares issued on reinvestment of dividends                      147,473             136,709
     Shares repurchased                                         (141,303,481)       (207,997,880)
                                                              --------------      ---------------
     Net Increase (Decrease)                                  $   13,396,383      $     (168,927)
                                                              --------------      ---------------
     Sansom Street Shares authorized                           1,500,000,000       1,500,000,000
                                                              ==============      ==============

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


4. FEDERAL INCOME TAX INFORMATION

     The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal tax provision is required.

     FASB Interpretation No. 48, ("FIN 48") Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio's tax positions and has concluded that no provision for income tax is required in the Portfolio's financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). The Portfolio's federal tax returns for each of the prior three fiscal years remain subject to examination by the Internal Revenue Service.

     For federal income tax purposes, realized capital losses may be carried forward and applied against future realized gains. At August 31, 2008, the Portfolio had no capital loss carryforwards. Prior period capital loss carryforwards of $5,533 were utilized to offset current realized gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2008, the Portfolio incurred no post-October capital losses.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal tax purposes. Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                                 ORDINARY     LONG-TERM
                                                  INCOME         GAINS
                                                ----------    ---------
                  2008                          $9,100,028       $ --
                  2007                           9,566,330         --

     As of August 31, 2008, the Portfolio had $51,023 of undistributed ordinary income for federal tax purposes.

5. NEW ACCOUNTING PRONOUNCEMENT

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although still in the process of evaluating the impact, if any, of SFAS 157 on the Portfolio, management believes that there will be no material impact on the Portfolio's financial statements other than enhanced disclosures.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2008


6. SUBSEQUENT EVENTS

     On October 1, 2008, the Board of Directors of the Company approved the Portfolio's participation in the Guarantee Program for Money Market Funds (the "Guarantee Program") established by the U.S. Department of the Treasury (the "Treasury"). The Guarantee Program provides coverage to shareholders of record in the Portfolio as of the close of business on September 19, 2008 and would be triggered if the Portfolio's NAV falls below $0.9950. The number of shares covered will be the lesser of (1) shares owned on September 19, 2008 or (2) shares owned on the date on which the Portfolio's NAV is less than $0.9950 ("Guarantee Event"). In order for payment to occur under the Guarantee Program, the Portfolio would need to initiate the liquidation of the Portfolio within five business days of the Guarantee Event.

     To participate in the Guarantee Program, the Department of Treasury requires publicly offered money market funds that are regulated under Rule 2a-7 of the 1940 Act ("eligible money market funds") with an NAV per share greater than or equal to $0.9975 as of the close of business on September 19, 2008, to pay an upfront, non-refundable fee of 0.01 percent (one basis point) based on the number of shares outstanding on that date. Eligible money market funds with an NAV per share greater than or equal to $0.9950 and below $0.9975 as of the close of business on September 19, 2008, are required to pay an upfront, non-refundable fee of 0.015 percent (1.5 basis points) based on the number of shares outstanding on that date. Funds with an NAV per share below $0.9950 as of the close of business on September 19, 2008 may not participate in the Guarantee Program. These fees will cover participation in the Guarantee Program until December 18, 2008. The Treasury can extend the Guarantee Program up to September 19, 2009. Eligible money market funds must pay an additional fee to participate in any extension of the Guarantee Program. On October 6, 2008, the Portfolio paid $35,923 to participate in the Guarantee Program, which amount will be amortized through December 18, 2008.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the  Shareholders of the Money Market Portfolio and
Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Portfolio, one of the portfolios constituting The RBB Fund, Inc. (the "Portfolio"), as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio of The RBB Fund, Inc. as of August 31, 2008, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP


Philadelphia, Pennsylvania
October 20, 2008

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                             ADDITIONAL INFORMATION
                                  (UNAUDITED)


PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

     Bedford                   (800) 888-9723
     Sansom Street             (800) 430-9618


QUARTERLY PORTFOLIO SCHEDULES

     The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") of The RBB Fund, Inc. (the "Company"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between BlackRock Institutional Management Corp. ("BIMC" or the "Adviser") and the Company (the "Advisory Agreement") on behalf of the Money Market Portfolio (the "Portfolio") at a meeting of the Board held on May 8, 2008. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Agreements, the Board considered information provided by BIMC with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from BIMC mailed in advance of the meeting that addressed most, if not all, of the factors listed below. BIMC also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of BIMC's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) BIMC's investment philosophies and processes; (iv) BIMC's assets under management and client descriptions; (v) BIMC's trade allocations policies; (vi) the current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) compliance procedures; (viii) BIMC's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report comparing the Portfolio's proposed or current advisory fees and expenses to those of their peer groups; and (xi) a report comparing the performance of the Portfolio to the performance of its applicable benchmark index and peer group. No one factor was determinative in the Board's consideration of the Advisory Agreement.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                       ADDITIONAL INFORMATION (CONCLUDED)
                                   (UNAUDITED)


     During the course of its deliberations, the Directors, meeting in executive session, reached the following conclusions, among others, regarding BIMC and the Advisory Agreement with respect to the Portfolio. The Directors reviewed and considered comparative fee and expense information prepared by Lipper in evaluating the fees payable by the Portfolio. The Directors considered that the Portfolio's contractual advisory fees were higher than those of the Lipper peer group median for both the Bedford Class and the Sansom Street class. The Directors noted that the Portfolio's actual advisory fees (after waivers) were less than those of the respective Lipper peer group medians for the Bedford Class and Sansom Street Class and compared favorably to the fees paid to BIMC for managing assets for other registered investment company clients (after waivers) with investment objectives similar to the Portfolio's investment objective. The Directors also considered the total expense ratios (after waivers) for the Portfolio's Bedford Class which were slightly higher than the Lipper peer group median, and Sansom Street Class, which were lower than the Lipper peer group median. The Directors also noted that the Sansom Street class had terminated its Rule 12b-1 Plan and associated fees on December 31, 2007, to make the class eligible for supermarket distribution platforms. The Directors noted that the performance of the Bedford Class exceeded the median performance of the Lipper peer group for the one-, two-, three-, four-, and five-year periods ending February 29, 2008. They also noted that the Sansom Street Class outperformed the performance of the peer group for the one-, two-, three-, four- and five-year periods ended February 29, 2008.

     The Directors then determined that the nature, extent and quality of services provided by BIMC in advising the Portfolio were satisfactory, noting that BIMC operated at a net loss for the Portfolio due to the expense waivers and that the method BIMC uses to select brokers seemed reasonable. The Directors considered the effect of any economies of scale and noted that the presence of advisory fee waivers by BIMC benefited the Portfolio's shareholders.

     The Board of Directors, including the Independent Directors, also took into account not only the fees payable by the Portfolio under the Advisory Agreement, but also potential benefits to BIMC, such as the engagement of affiliates of BIMC as service providers to the Portfolio, including for sub-administration, regulatory administration, transfer agency, distribution and custodial services. Based on the foregoing, the Directors, including all of the Independent
Directors, concluded that the advisory fee structure was reasonable and determined that BIMC's Advisory Agreement be continued for another one-year period ending August 16, 2009.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (800) 430-9618.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano   Director            2006 to present    Consultant, financial services         19       Kalmar Pooled
103 Bellevue Parkway                                          organizations from 1997 to                      Investment Trust;
Wilmington, DE 19809                                          present.                                        (registered investment
DOB: 03/7/43                                                                                                  company) WT Mutual
                                                                                                              Fund; (registered
                                                                                                              investment company)
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay       Director            1988 to present    Retired; Vice President, Fox           19       None
103 Bellevue Parkway                                          Chase Cancer Center (biomedical
Wilmington, DE 19809                                          research and medical care)
DOB: 12/06/35                                                 (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman     Chairman            2005 to present    Director, Gabelli Group Capital        19       None
103 Bellevue Parkway                                          Partners, L.P. (an investment
Wilmington, DE 19809   Director            1991 to present    partnership) from 2000 to 2006.
DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent        Director            2006 to present    Dean and Professor of Law,             19       WT Mutual Funds
103 Bellevue Parkway                                          Villanova University School of                  (registered investment
Wilmington, DE 19809                                          Law since July 1997; Member,                    company) 25 Portfolios
DOB: 4/28/51                                                  Board of Directors, New York
                                                              Stock Exchange, Inc.
                                                              (2006-present); Member Board of
                                                              Governors, Financial Industry
                                                              Regulatory Authority, Inc.
                                                              (2007-present).
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg    Director            1991 to present    Since 1974, Chairman, Director         19       MTI Holding Group,
103 Bellevue Parkway                                          and President, MTI Holding                      Inc. (formerly known
Wilmington, DE 19809                                          Group, Inc. (formerly known as                  as Moyco Technologies,
DOB: 3/24/34                                                  Moyco Technologies, Inc.)                       Inc.)
                                                              (manufacturer of precision
                                                              coated and industrial
                                                              abrasives). Since 1999,
                                                              Director, Pennsylvania Business
                                                              Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere    Director            2006 to present    Member, New York State Assembly        19       Reich and Tang Group
103 Bellevue Parkway                                          (1981-2004); Founding Partner,                  (asset management);
Wilmington, DE 19809                                          Straniere Law Firm (1980 to                     The SPARX Asia Funds
DOB: 3/28/41                                                  date); Partner, Gotham                          (registered investment
                                                              Strategies (consulting firm)                    company)
                                                              (2005 to date); Partner, The
                                                              Gotham Global Group (consulting
                                                              firm) (2005 to date);
                                                              President, The New York City
                                                              Hot Dog Company (2005 to date);
                                                              and Partner, Kanter-Davidoff
                                                              (law firm) (2006 to present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky      Director            1988 to present    Since 1969, Director and Vice          19       Comcast Corporation;
103 Bellevue Parkway                                          Chairman, Comcast Corporation                   AMDOCS Limited
Wilmington, DE 19809                                          (cable television and                           (service provider to
DOB: 7/16/33                                                  communications).                                telecommunications
                                                                                                              companies)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky       Director            1991 to present    Since July 2002, Senior Vice           19       Kensington Funds
103 Bellevue Parkway                                          President and prior thereto,                    (registered investment
Wilmington, DE 19809                                          Executive Vice President of                     company) 6 Portfolios
DOB: 4/16/38                                                  Oppenheimer & Co., Inc.,
                                                              formerly Fahnestock & Co., Inc.
                                                              (a registered broker-dealer).
                                                              Since November 2004, Director
                                                              of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall     Director            2002 to present    Director of Haydon Bolts, Inc.         19       Cornerstone Bank
103 Bellevue Parkway                                          (bolt manufacturer) and Parkway
Wilmington, DE 19809                                          Real Estate Company (subsidiary
DOB: 9/25/38                                                  of Haydon Bolts, Inc.) since
                                                              1984; and Director of
                                                              Cornerstone Bank since March
                                                              2004.
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc. is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                               THE RBB FUND, INC.
                             MONEY MARKET PORTFOLIO
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach           President        1991 to present    Certified Public Accountant;          N/A       N/A
103 Bellevue Parkway         and                  and         Director, Fox Chase Cancer
Wilmington, DE 19809      Treasurer        1988 to present    Center; Trustee Emeritus,
DOB: 6/29/24                                                  Pennsylvania School for the
                                                              Deaf; Trustee Emeritus,
                                                              Immaculata University; Managing
                                                              General Partner, President
                                                              since 2002, Treasurer since
                                                              1981 and Chief Compliance
                                                              Officer since September 2004 of
                                                              Chestnut Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers           Secretary        2007 to present    Since 2005, Vice President and        N/A       N/A
301 Bellevue Parkway                                          Counsel, PNC Global Investment
2nd Floor                                                     Servicing (U.S.), Inc.
Wilmington, DE 19809                                          (financial services company);
DOB: 7/28/74                                                  Associate, Stradley, Ronon,
                                                              Stevens & Young, LLC (law firm)
                                                              from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,              Chief         2004 to present    President, Vigilant Compliance        N/A       N/A
Esquire, CPA              Compliance                          Services since 2004; Senior
Vigilant Compliance         Officer                           Legal Counsel, PNC Global
Services                                                      Investment Servicing (U.S.),
186 Dundee Drive,                                             Inc. from 2002 to 2004.
Suite 700
Williamstown, NJ 08094
DOB: 12/25/62
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02866

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                               [GRAPHICS OMITTED]
                                 HILLIARD LYONS




                                  SENBANC FUND
                                     SENBANC
                              OF THE RBB FUND, INC.



                                  ANNUAL REPORT
                                 AUGUST 31, 2008





            This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of Senbanc Fund are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

YEAR ENDED AUGUST 31, 2008

TO: SHAREHOLDERS OF SENBANC FUND

The free-fall in bank stock prices reached its low for the fiscal year ended August 31, 2008 on July 15th. Timely sales from Senbanc's portfolio have generated cash to meet the demand for redemptions, and to fund new purchases. These purchases drove down the cash position of the Fund from 16.3% to 5.8%, as banks were suffering their worst decline since 1990. At the beginning of July, the Fund's portfolio was still dominated by money center and large regional banks, but there had been a broadening of the base toward a more balanced capitalization level. The combined effect of this influx of new stock purchases and declining prices reduced the Fund's median and weighted average market capitalization by close to 47% between March 31 and June 30, 2008.

Market activity for banks in the past year has been extraordinary in terms of perception versus reality for the banking system. Despite the turmoil in financial markets, the problems for banks, though widespread because of the involvement of all banks to a more or less significant degree in the housing market, have not been as deep as those visited upon them by the commercial real estate crisis of 1989-1990. At that time, banks of every size increased reserves each quarter to the point that a majority of all banks recorded earnings losses in at least two of the five quarters covering that period. More than one hundred bank failures were recorded, excluding the savings and loan and mutual savings banks that failed, prompting the formation of the Resolution Trust Corporation as a clearing house for abandoned real estate loans.

In the current instance, as of August 31, 2008, there have been ten bank failures since the beginning of the fourth quarter of 2007, and only a handful of banks have reported negative earnings in more than one quarter: This in a period where GDP has been -0.2%, +0.9% and +2.8% in the last three quarters.

We expect successive quarterly earning improvements for banks, on average, in the next few quarters. In 2009, quarterly earnings should be stronger on an absolute basis, on a consecutive quarter basis, and in year to year quarterly comparisons with 2008. Even with a rising tide of perception for banks through the remainder of 2008 and throughout 2009, we do not expect a full return of value for the higher-performing banks in the Fund's portfolio until 2010.

Our task is to conduct an analysis of banks such that we can identify those with the strongest historical fundamentals compared with their current share price. We require those banks to have strong long term performance and capital profiles that will generate a market premium to long term investors.

If, in the interim, market forces drive prices below what we view from an historical perspective as reasonable valuations, we reserve the right to act with prudence, to go against the voice of the crowd and act in the best long term interest of our clients.

                                         Very truly yours,

                                         /s/ A. F. Morel

                                         Alan F. Morel
                                         Portfolio Manager
                                         Senbanc Fund

                                  SENBANC FUND
      GROWTH OF $10,000 VS. THE NASDAQ BANK INDEX AND THE S&P 500(R) INDEX

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS (AS OF 08/31/08)

(Unaudited)                        1 Year     5 Years      Since Inception*
                                   -------    -------      ----------------
Senbanc Fund (N.A.V.)              (37.08)%   (6.30)%           3.20%
Senbanc Fund (Load)                (38.50)%   (6.72)%           2.95%
Nasdaq Bank Index**                (20.16)%    0.44%            5.03%
S&P 500(R) Index**                 (11.14)%    6.92%            0.75%
--------------------------------------------------------------------------------


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                Senbanc Fund     Senbanc Fund     Nasdaq Bank      S&P 500(R)
                   (NAV)           (Load)            Index           Index
                ------------     ------------     -----------     ----------

     7/8/99        $10,000          $10,000         $10,000         $10,000
    7/31/99          9,930            9,707           9,695           9,524
    8/31/99          9,750            9,531           9,303           9,476
    9/30/99          9,480            9,267           9,040           9,216
   10/31/99          9,880            9,658           9,693           9,800
   11/30/99          9,730            9,511           9,520           9,999
   12/31/99          9,207            9,001           9,150          10,588
    1/31/00          9,147            8,941           8,599          10,056
    2/29/00          8,855            8,655           7,864           9,866
    3/31/00          8,976            8,774           8,339          10,831
    4/30/00          8,915            8,715           8,147          10,505
    5/31/00          9,197            8,991           8,511          10,290
    6/30/00          8,781            8,583           8,213          10,544
    7/31/00          9,045            8,842           8,549          10,379
    8/31/00          9,728            9,509           9,212          11,024
    9/30/00          9,993            9,768           9,822          10,442
   10/31/00         10,023            9,798           9,693          10,398
   11/30/00         10,156            9,927           9,759           9,579
   12/31/00         10,723           10,482          10,773           9,625
    1/31/01         11,353           11,098          10,878           9,967
    2/28/01         11,260           11,007          10,668           9,058
    3/31/01         11,229           10,977          10,522           8,484
    4/30/01         11,539           11,279          10,791           9,143
    5/31/01         12,251           11,975          11,278           9,204
    6/30/01         12,436           12,157          11,836           8,981
    7/31/01         12,663           12,379          12,231           8,892
    8/31/01         12,633           12,349          11,796           8,336
    9/30/01         12,168           11,895          11,628           7,662
   10/31/01         12,013           11,743          11,213           7,808
   11/30/01         12,302           12,026          11,693           8,407
   12/31/01         12,938           12,647          12,125           8,481
    1/31/02         13,129           12,834          12,417           8,357
    2/28/02         13,466           13,163          12,648           8,196
    3/31/02         14,353           14,030          13,357           8,504
    4/30/02         15,027           14,689          13,885           7,989
    5/31/02         15,150           14,810          13,806           7,930
    6/30/02         15,128           14,788          13,811           7,365
    7/31/02         14,331           14,008          13,256           6,791
    8/31/02         14,813           14,480          13,629           6,836
    9/30/02         14,229           13,909          12,699           6,093
   10/31/02         14,499           14,173          12,954           6,629
   11/30/02         14,926           14,590          13,010           7,020
   12/31/02         15,499           15,151          12,967           6,607
    1/31/03         15,782           15,427          12,917           6,434
    2/28/03         16,124           15,762          12,932           6,337
    3/31/03         16,101           15,739          12,739           6,399
    4/30/03         17,103           16,719          13,501           6,926
    5/31/03         17,516           17,122          14,458           7,291
    6/30/03         17,528           17,134          14,460           7,384
    7/31/03         18,353           17,941          15,038           7,514
    8/31/03         18,471           18,056          15,330           7,661
    9/30/03         18,578           18,160          15,336           7,580
   10/31/03         19,450           19,013          16,496           8,009
   11/30/03         19,969           19,521          16,987           8,079
   12/31/03         20,555           20,093          17,252           8,502
    1/31/04         20,743           20,276          17,469           8,659
    2/29/04         21,492           21,009          17,752           8,779
    3/31/04         21,554           21,070          17,651           8,646
    4/30/04         20,393           19,935          16,753           8,511
    5/31/04         20,855           20,386          17,195           8,627
    6/30/04         20,655           20,191          17,521           8,795
    7/31/04         20,580           20,118          17,184           8,504
    8/31/04         20,955           20,484          17,717           8,538
    9/30/04         21,342           20,862          18,018           8,630
   10/31/04         21,929           21,436          18,609           8,762
   11/30/04         22,391           21,888          19,574           9,117
   12/31/04         22,994           22,477          19,610           9,427
    1/31/05         22,401           21,897          18,794           9,197
    2/28/05         22,104           21,607          18,522           9,390
    3/31/05         21,511           21,028          18,190           9,224
    4/30/05         21,039           20,567          17,623           9,049
    5/31/05         21,417           20,935          18,242           9,336
    6/30/05         21,740           21,252          18,772           9,349
    7/31/05         22,428           21,923          19,677           9,697
    8/31/05         21,929           21,436          19,240           9,609
    9/30/05         21,309           20,830          18,775           9,687
   10/31/05         21,471           20,988          19,158           9,525
   11/30/05         22,212           21,713          19,625           9,885
   12/31/05         22,048           21,552          19,231           9,888
    1/31/05         22,560           22,053          19,665          10,150
    2/28/06         22,933           22,418          19,878          10,178
    3/31/06         23,016           22,499          20,365          10,305
    4/30/06         23,542           23,013          20,460          10,443
    5/31/06         22,712           22,201          20,156          10,142
    6/30/06         22,463           21,958          20,212          10,156
    7/31/06         22,947           22,431          20,481          10,219
    8/31/06         22,919           22,404          20,683          10,462
    9/29/06         23,348           22,823          20,843          10,732
   10/31/06         23,653           23,121          21,215          11,082
   11/30/06         23,431           22,905          21,384          11,293
   12/29/06         24,108           23,566          21,884          11,451
    1/31/07         24,238           23,693          21,585          11,624
    2/28/07         23,661           23,129          21,327          11,396
    3/30/07         23,415           22,889          21,029          11,524
    4/30/07         23,242           22,719          20,664          12,034
    5/31/07         23,459           22,931          21,069          12,454
    6/29/07         22,564           22,056          20,433          12,247
    7/31/07         21,163           20,687          18,840          11,868
    8/31/07         21,207           20,730          19,628          12,046
    9/30/07         21,062           20,589          19,717          12,496
   10/31/07         19,922           19,474          19,180          12,695
   11/30/07         18,767           18,345          18,459          12,164
   12/31/07         17,371           16,981          17,529          12,080
    1/31/08         18,390           17,977          18,033          11,355
    2/29/08         16,482           16,111          16,510          10,986
    3/31/08         16,126           15,763          16,917          10,939
    4/30/08         16,757           16,380          16,999          11,472
    5/31/08         15,220           14,878          16,567          11,620
    6/30/08         12,001           11,731          13,716          10,641
    7/31/08         13,037           12,743          15,070          10,551
    8/31/08         13,344           13,044          15,671          10,704


   THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-444-1854 OR VISIT OUR WEB SITE AT
   WWW.HILLIARD.COM. THE SENBANC FUND (LOAD AND N.A.V.) RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS. THE SENBANC FUND (LOAD) RETURN REFLECTS THE MAXIMUM SALES CHARGE OF 2.25%. AN EXPENSE LIMITATION WAS IN PLACE FOR THE FUND FROM JULY 8, 1999 (INCEPTION) THROUGH FEBRUARY 28, 2003. PERFORMANCE WOULD HAVE BEEN LOWER ABSENT THE EXPENSE LIMITATION. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, ARE 1.62%.

   THE PERFORMANCE IN THE ABOVE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

* The Fund commenced operations on July 8, 1999 as a series (the "Predecessor Fund") of Hilliard Lyons Research Trust. After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the "Reorganization"). The performance shown for periods prior to September 1, 2005 represents the performance of the Predecessor Fund.

** The Nasdaq Bank Index is an unmanaged index of  NASDAQ-listed  banks. The S&P
   500(R) Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends but, unlike the Fund, do not include any expenses associated with operating a mutual fund.

***As a result of the Reorganization, the Fund changed its fiscal year end from June 30 to August 31.

   The Fund may have invested in stocks that experienced significant gains; there is no guarantee that these gains will continue. As a non-diversified fund, a greater percentage of the Fund's portfolio may be invested in one company's securities than the portfolio of a diversified fund. As a result, the Fund may experience greater volatility in investment performance.

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2008
                                   (UNAUDITED)
                                                                   % of
      Industry Classification                                   Net Assets
      -----------------------                                 --------------
      Savings, Credit & Other Financial Institutions ......        72.9%
      State & National Banks ..............................         6.4
      U.S. Government Agency Obligation ...................        21.3
                                                                 ------
                                                                  100.6
      Liabilities in Excess of Other Assets ...............        (0.6)
                                                                 ------
      Net Assets ..........................................       100.0%
                                                                 ======

 Portfolio holdings are subject to change at any time.

                                  SENBANC FUND
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2008 to August 31, 2008, and held for the entire period.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                      Beginning Account    Ending Account
                                                            Value               Value           Expenses Paid
                                                           3/01/08             8/31/08         During Period*
                                                      -----------------    --------------      --------------
     Actual .....................................          $1,000.00         $  809.60              $7.96
     Hypothetical (5% return before expenses) ...           1,000.00          1,016.23               8.91

---------------------
* Expenses are equal to the Fund's annualized six-month expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund's ending account value is based on the actual six-month total return of (19.04)%.

                                  SENBANC FUND
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 2008


COMMON STOCK -- 79.3%
--------------------------------------------------------------------------------
                                                                      FAIR
SHARES           DESCRIPTION                                          VALUE
------           -----------                                          -----
                 SAVINGS, CREDIT & OTHER FINANCIAL INSTITUTIONS -- 72.9%
                 ------------------------------------------------------------

        26,900   Associated Banc-Corp. ......................    $    470,750
       116,400   Bank of America Corp. ......................       3,624,696
        42,478   C&F Financial Corp. ........................         934,516
        87,500   Capital Bank Corp. .........................         892,500
        16,800   Centrue Financial Corp. ....................         213,864
        72,800   Citizens Republic Bancorp, Inc. ............         267,176
        20,700   CityBank ...................................         251,505
        35,700   Comerica, Inc. .............................       1,002,813
       181,600   Corus Bankshares, Inc. .....................         720,952
         4,630   Crescent Banking Co. .......................          32,317
        42,600   Financial Institutions, Inc. ...............         748,482
        40,500   First United Corp. .........................         813,240
       234,000   JPMorgan Chase & Co. .......................       9,006,660
       180,400   KeyCorp ....................................       2,166,604
         3,917   MainSource Financial Group, Inc. ...........          70,937
       172,111   National Bankshares, Inc. ..................       3,096,277
       186,199   Northrim BanCorp, Inc. .....................       3,085,318
       276,928   PAB Bankshares, Inc. .......................       2,065,883
        15,000   Pacific Capital Bancorp N.A. ...............         220,650
       122,900   Pacific Premier Bancorp, Inc.* .............         647,683
        25,200   PacWest Bancorp ............................         571,536
        12,000   Peoples Financial Corp. ....................         275,880
       101,094   Premier Financial Bancorp ..................         960,393
       186,800   Regions Financial Corp. ....................       1,731,636
        11,700   Umpqua Holdings Corp. ......................         163,332
       238,942   Wachovia Corp. .............................       3,796,788
                                                                 ------------
                                                                   37,832,388
                                                                 ------------
                 STATE & NATIONAL BANKS -- 6.4%
                 ------------------------------------------------------------
        14,296   Bay National Corp.* ........................          67,906
        49,100   Community Bancorp* .........................         258,266
        11,801   Cowlitz Bancorp* ...........................          69,272
        38,000   East West Bancorp, Inc. ....................         473,860
        86,900   Gateway Financial Holdings, Inc. ...........         598,741
        67,897   Rurban Financial Corp. .....................         677,612


                       See Notes to Financial Statements.

                                  SENBANC FUND
                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2008


COMMON STOCK (CONTINUED)
--------------------------------------------------------------------------------
                                                                      FAIR
SHARES           DESCRIPTION                                          VALUE
------           -----------                                          -----
        26,100   Synovus Financial Corp. ....................    $    240,120
        18,600   Taylor Capital Group, Inc. .................         201,438
        49,000   Temecula Valley Bancorp, Inc. ..............         252,840
       118,032   Vineyard National Bancorp ..................          79,081
        23,700   Yadkin Valley Financial Corp. ..............         387,495
                                                                 ------------
                                                                    3,306,631
                                                                 ------------

                   TOTAL COMMON STOCK (COST $67,800,169) ....      41,139,019
                                                                 ------------

U.S. GOVERNMENT AGENCY OBLIGATION -- 21.3%
-----------------------------------------------------------------------------
PRINCIPAL
---------
   $11,059,000   Federal Home Loan Bank Discount Note
                 1.95%, 09/02/08(a) .........................      11,058,401
                                                                 ------------

                   TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
                      (COST $11,058,401) ....................      11,058,401
                                                                 ------------

TEMPORARY INVESTMENT -- 0.0%
-----------------------------------------------------------------------------
SHARES
------
         2,786   PNC Bank Money Market ......................           2,786
                                                                 ------------

                   TOTAL TEMPORARY INVESTMENT (COST $2,786) .           2,786
                                                                 ------------
                   TOTAL INVESTMENTS -- 100.6%
                   (COST $78,861,356) .......................      52,200,206

                   LIABILITIES IN EXCESS OF
                     OTHER ASSETS -- (0.6%) .................        (333,401)
                                                                 ------------
                   NET ASSETS -- 100% .......................    $ 51,866,805
                                                                 ============


*   Non-income producing security.

(a) Rate shown is the effective yield at purchase.


                       See Notes to Financial Statements.

                                  SENBANC FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2008


ASSETS
Investments in securities, at fair value
    (Cost $78,861,356) ........................................    $ 52,200,206
Receivable for:
    Dividends and interest ....................................          45,959
    Capital shares sold .......................................          26,885
Prepaid expenses ..............................................          19,254
                                                                   ------------
       Total Assets ...........................................      52,292,304
                                                                   ------------
LIABILITIES
Payable for:
    Capital shares redeemed ...................................         234,500
    Distribution fees .........................................          67,163
    Advisory fees .............................................          38,008
    Professional fees .........................................          31,002
    Transfer agent fees .......................................          24,011
    Administration and accounting fees ........................          12,139
    Directors' and officers' fees .............................           8,462
    Custodian fees ............................................           4,555
Accrued expenses and other liabilities ........................           5,659
                                                                   ------------
       Total Liabilities ......................................         425,499
                                                                   ------------
NET ASSETS ....................................................    $ 51,866,805
                                                                   ============
NET ASSETS CONSISTED OF:
Paid-in capital ...............................................    $ 83,757,678
Undistributed net investment income ...........................       1,044,108
Accumulated net realized loss on investments ..................      (6,273,831)
Net unrealized depreciation of investments ....................     (26,661,150)
                                                                   ------------
NET ASSETS ....................................................    $ 51,866,805
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($51,866,805/6,289,355 outstanding shares of common stock,
    $0.001 par value, 50,000,000 shares authorized) ...........    $       8.25
                                                                   ============
Maximum offering price per share (100/97.75 of $8.25) .........    $       8.44
                                                                   ============


                       See Notes to Financial Statements.

                                  SENBANC FUND
                             STATEMENT OF OPERATIONS


                                                                      FOR THE
                                                                   FISCAL YEAR
                                                                      ENDED
                                                                 AUGUST 31, 2008
                                                                 ---------------
INVESTMENT INCOME:
    Dividends .................................................    $  3,265,583
    Interest income ...........................................          76,728
                                                                   ------------
       Total income ...........................................       3,342,311
                                                                   ------------
EXPENSES:
    Advisory fees .............................................         440,997
    Distribution fees .........................................         440,997
    Transfer agent fees .......................................         140,536
    Administration and accounting fees ........................         107,370
    Professional fees .........................................          51,762
    Printing and shareholder reporting fees ...................          49,720
    Registration and filing fees ..............................          35,396
    Custodian fees ............................................          23,749
    Directors' and officers' fees .............................          16,736
    Other expenses ............................................          11,647
                                                                   ------------
       Total expenses before waivers ..........................       1,318,910
       Less: fees waived ......................................         (32,670)
                                                                   ------------
       Net expenses ...........................................       1,286,240
                                                                   ------------
NET INVESTMENT INCOME .........................................       2,056,071
                                                                   ------------
REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
    Net realized loss from investments ........................      (5,510,341)
    Net change in unrealized appreciation/(depreciation)
       on investments .........................................     (31,531,724)
                                                                   ------------
    Net realized and unrealized loss from investments .........     (37,042,065)
                                                                   ------------
    Net decrease in net assets resulting from operations ......    $(34,985,994)
                                                                   ============


                       See Notes to Financial Statements.

                                  SENBANC FUND
                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                                           FOR THE               FOR THE
                                                                                         FISCAL YEAR           FISCAL YEAR
                                                                                            ENDED                 ENDED
                                                                                       AUGUST 31, 2008       AUGUST 31, 2007
                                                                                       ---------------       ---------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income .....................................................        $  2,056,071          $  2,957,822
     Net realized gain/(loss) from investments .................................          (5,510,341)            4,114,280
     Net change in unrealized appreciation/(depreciation) on investments .......         (31,531,724)          (15,512,591)
                                                                                        ------------          ------------
          Net decrease in net assets resulting
            from operations ....................................................         (34,985,994)           (8,440,489)
                                                                                        ------------          ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income .....................................................          (3,969,785)           (3,190,506)
     Net realized capital gain .................................................          (4,489,732)           (4,336,731)
                                                                                        ------------          ------------
          Total dividends and distributions ....................................          (8,459,517)           (7,527,237)
                                                                                        ------------          ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
     Proceeds from shares sold .................................................           4,914,054             4,578,577
     Reinvestment of distributions .............................................           7,947,115             6,961,407
     Shares redeemed ...........................................................         (28,667,954)          (70,045,843)
                                                                                        ------------          ------------
          Net decrease in net assets derived from
            capital share transactions .........................................         (15,806,785)          (58,505,859)
                                                                                        ------------          ------------
TOTAL DECREASE IN NET ASSETS ...................................................         (59,252,296)          (74,473,585)

NET ASSETS:
     Beginning of year .........................................................         111,119,101           185,592,686
                                                                                        ------------          ------------
     End of year ...............................................................        $ 51,866,805          $111,119,101
                                                                                        ============          ============

     Undistributed net investment income, end of year ..........................        $  1,044,108          $  2,957,822
                                                                                        ============          ============

                       See Notes to Financial Statements.

                                  SENBANC FUND
                              FINANCIAL HIGHLIGHTS


                                    For the          For the          For the        For the Period              For the
                                  Fiscal Year      Fiscal Year      Fiscal Year       July 1, 2005          Fiscal Years Ended
                                     Ended            Ended            Ended            through           -----------------------
                                   August 31,       August 31,       August 31,        August 31,         June 30,       June 30,
                                      2008             2007             2006             2005*              2005           2004
                                  -----------      -----------      -----------      --------------       ---------     ---------
PER SHARE OPERATING PERFORMANCE
Net asset value:
  Beginning of period ..........    $ 14.69         $  16.57         $  16.27           $  16.13           $  16.54      $  14.86
                                    -------         --------         --------           --------           --------      --------
Net investment income ..........       0.39             0.41             0.29               0.03               0.15          0.04
Net realized and unrealized
  gain/(loss) on investments ...      (5.52)           (1.56)            0.44               0.11               0.78          2.59
                                    -------         --------         --------           --------           --------      --------
Total from investment
  operations ...................      (5.13)           (1.15)            0.73               0.14               0.93          2.63
                                    -------         --------         --------           --------           --------      --------
Less distributions from:
Net investment income ..........      (0.61)           (0.31)           (0.12)                --              (0.10)        (0.02)
Net realized gain on
 investments ...................      (0.70)           (0.42)           (0.31)                --              (1.24)        (0.93)
                                    -------         --------         --------           --------           --------      --------
Total distributions ............      (1.31)           (0.73)           (0.43)                --              (1.34)        (0.95)
                                    -------         --------         --------           --------           --------      --------
Net asset value:
   End of period ...............    $  8.25         $  14.69         $  16.57           $  16.27           $  16.13      $  16.54
                                    =======         ========         ========           ========           ========      ========
Total investment return
  (excludes sales charge) ......     (37.08)%          (7.47)%           4.52%              0.87%**            5.25%        17.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted) ..............    $51,867         $111,119         $185,593           $230,250           $231,651      $217,494
Ratio of operating expenses
  to average net assets,
  including waivers ............       1.75%            1.53%            1.38%              1.43%***           1.40%         1.25%
Ratio of operating expenses
  to average net assets,
  excluding waivers ............       1.79%            1.53%            1.38%              1.43%***           1.40%         1.25%
Ratio of net investment
  income/(loss) to average
  net assets, including
  waivers ......................       2.79%            1.84%            1.53%              0.93%***           0.91%         0.29%
Ratio of net investment
  income/(loss) to average
  net assets, excluding
  waivers ......................       2.75%            1.84%            1.53%              0.93%***           0.91%         0.29%
Portfolio turnover rate ........      11.01%            9.74%            7.47%              0.94%             19.90%        51.01%


----------
* As a result of a reorganization that was effective August 31, 2005, the Fund changed its fiscal year end from June 30 to August 31.
**    Not annualized.
***   Annualized.


                       See Notes to Financial Statements.

                                  SENBANC FUND
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2008


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Senbanc Fund (the "Fund"). As of the date hereof, the Fund offers one class of shares and is a non-diversified fund.

RBB has authorized capital of one hundred billion shares of common stock of which 78.073 billion shares are currently classified into one hundred and twenty classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

The Fund commenced operations on July 8, 1999, as a separate portfolio (the "Predecessor Fund") of the Hilliard Lyons Research Trust. After the close of business on August 31, 2005, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund, a newly created portfolio of the Company, that is continuing the business, including carrying forward the financial and performance history, of the Predecessor Fund.

PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York StockExchange
("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued under the amortized cost method, which approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

USE OF ESTIMATES --The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                                  SENBANC FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2008


INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Hilliard Lyons Research Advisors (the "Adviser"), a division of J.J.B. Hilliard, W.L. Lyons, LLC, provides management and investment advisory services to the Fund pursuant to an investment advisory agreement with the Company. On November 16, 2007, Houchens Industries, Inc. ("Houchens") signed a purchase agreement with The PNC Financial Services Group, Inc. to acquire J.J.B. Hilliard, W.L. Lyons, LLC (the "Transaction"). This Transaction, which occurred on or about March 31, 2008, resulted in a change in control of the Adviser and therefore was considered to be an assignment of the Fund's former Advisory Agreement with the Adviser, resulting in the automatic termination of the former Advisory Agreement. At a meeting held on February 14, 2008, the Board of Directors of the Company approved both an Interim Advisory Agreement and a new Advisory Agreement between the Company, on behalf of the Fund, and the Adviser. Pursuant to the Interim Advisory Agreement, the Adviser continued to provide investment management services to the Fund until shareholders of the Fund approved the new Advisory Agreement, which became effective on April 29, 2008. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund's average daily net assets. For the year ended August 31, 2008, investment advisory fees were $440,997, of which $32,670 was waived by the Adviser. As of August 31, 2008, the Fund owed the Adviser $38,008.

                                  SENBANC FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2008


PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., and prior to March 31, 2008, an affiliate of the Adviser serves as administrator for the Fund. Effective July 14, 2008, PFPC and PFPC Worldwide Inc. changed their names to PNC Global Investment Servicing (U.S.), Inc. ("PNC") and PNC Global Investment Servicing, Inc., respectively. For providing administrative and accounting services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.095% of the Fund's first $250 million of average daily net assets; 0.080% of the next $250 million of average daily net assets; 0.060% of the next $250 million of average daily net assets; and 0.040% of the average daily net assets in excess of $750 million, subject to a minimum of $7,500 per month. For the year ended August 31, 2008, PNC's administration and accounting fees were $107,370.

Included in the administration and accounting fees shown above are fees for providing regulatory administration services to RBB. For providing those services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to the Fund in proportion to its net assets of the RBB Funds.

In addition, PNC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, PNC is entitled to receive a monthly fee, subject to a minimum monthly fee of $3,000, plus out of pocket expenses. For the year ended August 31, 2008, PNC's transfer agency fees were $140,536.

PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PNCGlobal Investment Servicing, Inc. As compensation for such custodial services, PFPC Trust Company is entitled to receive a monthly fee equal to an annual rate of 0.015% of the first $100 million of the Fund's average gross assets; 0.01% of the next $400 million of average gross assets; and 0.008% of average gross assets over $500 million, subject to a minimum monthly fee of $1,500. For the year ended August 31, 2008, PFPC Trust Company's fees were $23,749.

PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PNC Global Investment Servicing, Inc., provides certain administrative services to the Fund. The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, to allow the Fund to reimburse PFPC Distributors for certain expenses incurred in connection with distribution activities. The Directors have authorized a payment of up to 0.60% of the Fund's average net assets annually to reimburse PFPC Distributors for such expenses.

For the year ended August 31, 2008, PFPC Distributors earned $8,243 in underwriting fees and $65,354 for commissions on sales of the Fund's shares. As of August 31, 2008, the Fund owed PNC and its affiliates $107,868.

3. INVESTMENT IN SECURITIES

For the year ended August 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                              Investment Securities
                         Purchases                Sales
                        -----------            -----------
                        $7,821,869             $40,648,127

                                  SENBANC FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                AUGUST 31, 2008


4. CAPITAL SHARE TRANSACTIONS

 As of August 31, 2008, the Fund has 50,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares were as follows:


                              For the Fiscal Year                 For the Fiscal Year
                                    Ended                                 Ended
                               August 31, 2008                      August 31, 2007
                         ----------------------------       ----------------------------
                            Shares           Value            Shares            Value
                         ----------      ------------       ----------      ------------
Sales                       491,710      $  4,914,054          277,877      $  4,578,577
Reinvestments               732,453         7,947,115          418,102         6,961,407
Redemptions              (2,498,242)      (28,667,954)      (4,332,989)      (70,045,843)
                         ----------      ------------       ----------      ------------
Net Decrease             (1,274,079)     $(15,806,785)      (3,637,010)     $(58,505,859)
                         ==========      ============       ==========      ============

5. FEDERAL INCOME TAX INFORMATION

FASB Interpretation No. 48, ("FIN 48") Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation of guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). The Fund's federal tax returns for each of the prior three fiscal years remain subject to examination by the Internal Revenue Service.

At August 31, 2008, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes ................    $ 78,861,356
                                                         ------------
Gross tax unrealized appreciation ...................    $    392,116
Gross tax unrealized depreciation ...................     (27,053,266)
                                                         ------------
Net tax unrealized depreciation on investments ......    $(26,661,150)
                                                         ============

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income .......................      $1,044,108
Undistributed long-term capital gain ................           9,180
                                                           ----------
Total distributable earnings ........................      $1,053,288
                                                           ==========

On August 31, 2008, the Fund had no capital loss carryforwards available to offset future capital gains.

                                  SENBANC FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2008


Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2008, the Fund deferred post-October capital losses of $6,283,011.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gains are reported as ordinary income for federal tax purposes. Dividends paid from short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The tax character of dividends and distributions paid were as follows:

                                                   For the Years Ended
                                           August 31, 2008    August 31, 2007
                                           ---------------    ---------------
Distributions paid from:
  Ordinary income ......................      $4,414,263         $3,190,506
  Long-term capital gains ..............       4,045,254          4,336,731
                                              ----------         ----------
                                              $8,459,517         $7,527,237
                                              ==========         ==========

6. INDUSTRY CONCENTRATION RISK

Since the Fund's investments are concentrated in the banking industry, they are subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund's share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries.

7. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although still in the process of evaluating the impact, if any of SFAS 157 on the Fund, upon adoption of the standard, management believes that there will be no material impact on the Fund's financial statements other than enhanced disclosures.

                                  SENBANC FUND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders of Senbanc Fund and Board of Directors of The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Senbanc Fund, one of the portfolios constituting The RBB Fund, Inc. (the "Fund"), as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Senbanc Fund of The RBB Fund, Inc. as of August 31, 2008, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
October 20, 2008

                                  SENBANC FUND
                            SUPPLEMENTAL INFORMATION
                                  (UNAUDITED)
                                AUGUST 31, 2008


SHAREHOLDER TAX INFORMATION

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end, August 31, as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2008, the following dividends and distributions per share were paid by the Fund:

                        ORDINARY INCOME
                 -----------------------------
                     Net
                 Investment         Short-Term         Long-Term
                   Income              Gains             Gains
                 ----------         ----------         ---------
                    $0.61              $0.07             $0.63

Dividends paid from short-term capital gains are treated as ordinary income dividends for federal tax purposes.

The percentage of total ordinary income dividends paid qualifying for the corporate dividend received deduction for the Fund is 100%.

The percentage of total ordinary income dividends paid qualifying for the 15% tax rate for the Fund is 100%.

These amounts were reported to shareholders as income in 2007. Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax return, will be made in conjunction with Form 1099-DIV and will be mailed in January 2009.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

                                  SENBANC FUND
                               OTHER INFORMATION
                                AUGUST 31, 2008
                                  (UNAUDITED)


PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request by calling Senbanc Fund at (877) 264-5346, at WWW.HILLIARD.COM and on the SEC's website at HTTP://WWW.SEC.GOV.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-8090.

SPECIAL MEETING OF SHAREHOLDERS

The RBB Fund, Inc., on behalf of the Senbanc Fund (the "Fund"), convened a Special Meeting of Shareholders of the Fund on April 29, 2008 (the "Meeting"). At the Meeting, the Fund's shareholders voted to approve a new advisory agreement with the Adviser in connection with a change in the control of the Adviser. The results of the voting were as follows:


                                       Number of Votes    Number of Votes
                                           for the           against the     Number of Votes
Proposal                                   Proposal           Proposal          Abstained
--------                               ---------------    ---------------    ---------------
Approval of new Advisory Agreement        3,396,086               0               108,582

                                  SENBANC FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)


The Senbanc Fund of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o   Information about your transactions with the Fund.

We restrict access to your personal account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (800) 444-1854.

                                 FUND MANAGEMENT
                                   (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (800) 444-1854.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                 TERM OF OFFICE                                PORTFOLIOS IN          OTHER
   NAME, ADDRESS,              POSITION(S) HELD  AND LENGTH OF      PRINCIPAL OCCUPATION(S)    FUND COMPLEX       DIRECTORSHIPS
 AND DATE OF BIRTH                 WITH FUND     TIME SERVED(1)       DURING PAST 5 YEARS      OVERSEEN BY      HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano           Director          2006 to present   Consultant, financial             19       Kalmar Pooled
103 Bellevue Parkway                                               services organizations from                Investment Trust;
Wilmington, DE 19809                                               1997 to present.                           (registered investment
DOB: 03/7/43                                                                                                  company) WT Mutual
                                                                                                              Fund; (registered
                                                                                                              investment company)
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay               Director          1988 to present   Retired; Vice President, Fox      19       None
103 Bellevue Parkway                                               Chase Cancer Center (biomedical
Wilmington, DE 19809                                               research and medical care)
DOB: 12/06/35                                                      (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman             Chairman          2005 to present   Director, Gabelli Group Capital   19       None
103 Bellevue Parkway                                               Partners, L.P. (an investment
Wilmington, DE 19809           Director          1991 to present   partnership) from 2000 to 2006.
DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                   (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                 TERM OF OFFICE                                PORTFOLIOS IN          OTHER
   NAME, ADDRESS,              POSITION(S) HELD  AND LENGTH OF      PRINCIPAL OCCUPATION(S)    FUND COMPLEX       DIRECTORSHIPS
 AND DATE OF BIRTH                 WITH FUND     TIME SERVED(1)       DURING PAST 5 YEARS      OVERSEEN BY      HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent                Director          2006 to present   Dean and Professor of Law,        19       WT Mutual Funds
103 Bellevue Parkway                                               Villanova University School of             (registered investment
Wilmington, DE 19809                                               Law since July 1997; Member,               company) 25 Portfolios
DOB: 4/28/51                                                       Board of Directors, New York
                                                                   Stock Exchange, Inc.
                                                                   (2006-present); Member Board of
                                                                   Governors, Financial Industry
                                                                   Regulatory Authority, Inc.
                                                                   (2007-present).
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg            Director          1991 to present   Since 1974, Chairman, Director    19       MTI Holding Group,
103 Bellevue Parkway                                               and President, MTI Holding                 Inc. (formerly known
Wilmington, DE 19809                                               Group, Inc. (formerly known as             as Moyco Technologies,
DOB: 3/24/34                                                       Moyco Technologies, Inc.)                  Inc.)
                                                                   (manufacturer of precision
                                                                   coated and industrial
                                                                   abrasives). Since 1999,
                                                                   Director, Pennsylvania Business
                                                                   Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere            Director          2006 to present   Member, New York State Assembly   19       Reich and Tang Group
103 Bellevue Parkway                                               (1981-2004); Founding Partner,             (asset management);
Wilmington, DE 19809                                               Straniere Law Firm (1980 to                The SPARX Asia Funds
DOB: 3/28/41                                                       date); Partner, Gotham                     (registered investment
                                                                   Strategies (consulting firm)               company)
                                                                   (2005 to date); Partner, The
                                                                   Gotham Global Group (consulting
                                                                   firm) (2005 to date); President,
                                                                   The New York City Hot Dog
                                                                   Company (2005 to date); and
                                                                   Partner, Kanter-Davidoff (law
                                                                   firm) (2006 to present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                 TERM OF OFFICE                                PORTFOLIOS IN          OTHER
   NAME, ADDRESS,              POSITION(S) HELD  AND LENGTH OF      PRINCIPAL OCCUPATION(S)    FUND COMPLEX       DIRECTORSHIPS
 AND DATE OF BIRTH                 WITH FUND     TIME SERVED(1)       DURING PAST 5 YEARS      OVERSEEN BY      HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky              Director          1988 to present   Since 1969, Director and Vice     19       Comcast Corporation;
103 Bellevue Parkway                                               Chairman, Comcast Corporation              AMDOCS Limited
Wilmington, DE 19809                                               (cable television and                      (service provider to
DOB: 7/16/33                                                       communications).                           telecommunications
                                                                                                              companies)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky               Director          1991 to present   Since July 2002, Senior Vice      19       Kensington Funds
103 Bellevue Parkway                                               President and prior thereto,               (registered investment
Wilmington, DE 19809                                               Executive Vice President of                company) 6 Portfolios
DOB: 4/16/38                                                       Oppenheimer & Co., Inc.,
                                                                   formerly Fahnestock & Co., Inc.
                                                                   (a registered broker-dealer).
                                                                   Since November 2004, Director of
                                                                   Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall             Director          2002 to present   Director of Haydon Bolts, Inc.    19       Cornerstone Bank
103 Bellevue Parkway                                               (bolt manufacturer) and Parkway
Wilmington, DE 19809                                               Real Estate Company (subsidiary
DOB: 9/25/38                                                       of Haydon Bolts, Inc.) since
                                                                   1984; and Director of
                                                                   Cornerstone Bank since March
                                                                   2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                 TERM OF OFFICE                                PORTFOLIOS IN          OTHER
   NAME, ADDRESS,              POSITION(S) HELD  AND LENGTH OF      PRINCIPAL OCCUPATION(S)    FUND COMPLEX       DIRECTORSHIPS
 AND DATE OF BIRTH                 WITH FUND     TIME SERVED(1)       DURING PAST 5 YEARS       OVERSEEN BY     HELD BY DIRECTOR
                                                                                                 DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach                President         1991 to present   Certified Public Accountant;      N/A               N/A
103 Bellevue Parkway              and                  and         Director, Fox Chase Cancer
Wilmington, DE 19809           Treasurer         1988 to present   Center; Trustee Emeritus,
DOB: 6/29/24                                                       Pennsylvania School for the
                                                                   Deaf; Trustee Emeritus,
                                                                   Immaculata University; Managing
                                                                   General Partner, President since
                                                                   2002, Treasurer since 1981 and
                                                                   Chief Compliance Officer since
                                                                   September 2004 of Chestnut
                                                                   Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers                Secretary         2007 to present   Since 2005, Vice President and    N/A               N/A
301 Bellevue Parkway                                               Counsel, PNC Global Investment
2nd Floor                                                          Servicing (U.S.), Inc.
Wilmington, DE 19809                                               (financial services company);
DOB: 7/28/74                                                       Associate, Stradley, Ronon,
                                                                   Stevens & Young, LLC (law firm)
                                                                   from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia, Esquire, CPA      Chief          2004 to present   President, Vigilant Compliance    N/A               N/A
Vigilant Compliance Services   Compliance                          Services since 2004; Senior
186 Dundee Drive, Suite 700      Officer                           Legal Counsel, PNC Global
Williamstown, NJ 08094                                             Investment Servicing (U.S.),
DOB: 12/25/62                                                      Inc. from 2002 to 2004.
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   INVESTMENT ADVISER
Hilliard Lyons Research Advisors
500 West Jefferson Street
Louisville, KY 40202

     ADMINISTRATOR
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

    TRANSFER AGENT
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02866

     UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

      CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1700 Market Street
Philadelphia, PA 19103-3984

    LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                                                                  [LOGO OMITTED]
                                                                          ROBECO


ROBECO INVESTMENT FUNDS
OF THE RBB FUND, INC.










ANNUAL REPORT
AUGUST 31, 2008




ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
ROBECO BOSTON PARTNERS  ALL-CAP VALUE FUND
ROBECO WPG SMALL CAP VALUE FUND
ROBECO WPG 130/30 LARGE CAP CORE FUND
SAM SUSTAINABLE CLIMATE FUND
SAM SUSTAINABLE WATER FUND




This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Shares of Robeco Investment Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVACY NOTICE (unaudited)
--------------------------------------------------------------------------------




                 ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
                  ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
                   ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
                    ROBECO BOSTON PARTNERS MID CAP VALUE FUND
                    ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
                         ROBECO WPG SMALL CAP VALUE FUND
                      ROBECO WPG 130/30 LARGE CAP CORE FUND
                          SAM SUSTAINABLE CLIMATE FUND
                           SAM SUSTAINABLE WATER FUND
                         (THE "ROBECO INVESTMENT FUNDS")




The Robeco Investment Funds of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o    Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 261-4073.












                                                        ANNUAL REPORT 2008  |  1

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GENERAL MARKET COMMENTARY
--------------------------------------------------------------------------------




Dear Shareholder:

     The collapse of some of the country's leading financial institutions has resulted in the loss of well over half a trillion dollars of market value from mid-2006 levels. The outcomes for AIG, Lehman Brothers and Washington Mutual, among others, serve as a sharp reminder that "value" prices are usually associated with controversy. Indeed, very cheap stocks carry with them a greater risk of failure and permanent loss of capital. This is the basis of the main lessons we see in the credit crisis.

     Several failed financial institutions possessed the world's most sophisticated risk management systems, which defined all risk as "statistical risk" (i.e., return volatility, historical correlations, etc.) rather than the business risk that a company might fail. With statistical risk measured, and hence managed, the actual risk of failure was systematically ignored until it was simply too late. This risk erupted one company at a time in rapid succession during the last quarter to usher in the credit crisis.

     Our focus on business risk - the risk of failure - helped us navigate many pitfalls so clearly exposed in recent months. Market confidence has always been a powerful variable affecting credit-related stocks. Indeed, confidence has trumped stock-specific fundamentals at various times this year. Although forecasting swings in market confidence is not our expertise, sizing the impact of unexpected outcomes (i.e., failure) through portfolio diversification is a fundamental part of our portfolio construction. Recent months have demonstrated that there is no substitute for prudent portfolio diversification.

     Nor is there a substitute for an effective sell discipline. Recognizing that a company's business risk has become too great and selling it has ultimately helped protect capital. For instance, we sold AIG, Freddie Mac and Wachovia prior to the third quarter from the Funds that held them.

     Financials by nature can be analytically opaque. They're comprised of paper assets that are purchased with leverage. A top-down survey of the financial landscape has a way of smoothing this over, perilously. Specific credit concerns can appear more manageable within the context of the entire financial system. The Fed's accommodative policies have been unprecedented, injecting tremendous liquidity through innovative channels into the banking system. Banks, in the early '90s, led the equity market off the bottom. And banks appeared cheap, with bank share prices having been slashed nearly in half over the 12 months leading into the third quarter.

     What drives the valuations of financials, however, boils down to the basics: asset quality, leverage and funding sources. Each factor can turn on the other in creating a downward spiral that can eventually lead to insolvency. The events of the last few months have provided a host of well-known examples. Among the banks, reserve recognition policies can raise a red flag for aggressive cases, like Wachovia.

     Our playbook for financials is to provide capital to good deposit franchises that need it. The market has been sorting out the winners and losers fairly efficiently along these lines. Businesses like Wells Fargo fared better than those like National City.

     The outlook for financials hinges on confidence. In the short run, it is going to be a function of source of funds and liquidity. Longer term it will be driven by asset quality. The Troubled Asset Relief Program (TARP) helps restore confidence and provides a template for resolving the financial sector's problems.

     In our opinion, TARP is the first step in building "a bridge back to optimism." The program's size ($700 billion) seems adequate for an orderly unwinding of the financial system's impaired mortgage/loan assets. In the process, it can put a floor under asset prices and help stabilize short-term credit markets, which have recently been highly dysfunctional. By resolving these issues, TARP can help clear the way for mortgage markets to improve, which is a prerequisite for the housing market to recover. We will have to wait to see how quickly credit markets respond to TARP and how much damage has already been done to the consumer.

     However, there is a precedent to TARP that may tell us about the road ahead. The government created the Resolution Trust Corporation (RTC) in 1989 in response to the dire challenges facing US savings & loan institutions. The RTC provided a means for unclogging the system by seizing assets of failed or failing institutions and disposing of them on a best-efforts basis. The liquidation process was cumbersome because there were no liquid secondary markets for the seized loans. TARP is different in that it allows the US Treasury to buy and hold assets until maturity.

     Financial stocks bottomed about a year after the RTC was put in place. More than one thousand (or half) of the savings and loan institutions failed during the crisis' peak years from 1989 to 1992. The RTC completed its work in 1995. It was a $500 billion program in a $5 trillion economy (or 10% of GDP). TARP is a $700 billion program in a $14.5 trillion economy (or approximately 5% of GDP). The RTC was twice as large as TARP as a share of GDP.

     Although financials have monopolized the headlines recently, we have been keen to opportunities outside of finance. Market stress has been pervasive, and we are starting to see the largest variety of value opportunities in years. Indeed, profound valuation disparities throughout the market have energized our view of the landscape. We continue to abide by our bottom-up framework for identifying stock-specific investments in a risk-averse manner. The confluence of attractive valuations, serious-but-solvable issues and opportunities for long-term appreciation has created a target-rich environment for investing your portfolio. We look forward to keeping you informed as this extraordinary environment evolves.


Sincerely,

Robeco Investment Funds




2  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)
--------------------------------------------------------------------------------


Dear Shareholder:

     The Robeco Small Cap Value Fund II underperformed the Russell 2000 Value(R) Index, its primary benchmark, for the fiscal year (September 1, 2007 to August 31, 2008). During the reporting period, the Fund returned -10.15% (Institutional share class) and -10.40% (Investor share class) versus -7.52% for the Russell 2000 Value(R) Index.

     The Fund trailed a volatile market for the year ended August 31, 2008. A hallmark of our small cap discipline is to provide favorable long-term returns with less volatility than the market. As a result, the Fund has been more defensively positioned in terms of credit-sensitive stocks and has been more conservatively invested within the commodity-based parts of the market.
Commodity-based sectors such as Basic Industries and Energy surged 15% and 35% respectively, for the period, and created significant performance differentials from modest underweights. The weak performance of the market's financial stocks virtually across the board created a soft environment in which a select number of the Fund's stock-specific disappointments were not offset by the majority of the Fund's promising holdings in Finance. The portfolio has established a significant overweight in insurance businesses with strong balance sheets and attractive valuations. Although Finance was the largest detractor from relative performance for the period, we believe the sector can provide significant upside potential as our holdings' fundamentals begin to shine through with improved valuations.

     The Fund is well-diversified and has opportunistically invested in higher quality companies at attractive valuations. These holdings have gathered in areas such as Consumer Services and Health Care. These positions contributed significantly to relative performance for the reporting period.

     The market environment of the year ended August 31, 2008 was trying, but the Fund's underlying characteristics in terms of valuation and fundamentals preach patience. Looking ahead, we believe the Fund's construction has positioned it for favorable absolute and relative performance over time.

Sincerely,

David Dabora
Robeco Boston Partners Small Cap Value Fund II
Portfolio Manager

--------------------
Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.




--------------------------------------------------------------------------------
   TOP TEN POSITIONS (AS OF 8/31/08)             % OF NET ASSETS
--------------------------------------------------------------------------------
   MFA Mortgage Investments, Inc.                    1.93%
   Tempur-Pedic International, Inc.                  1.62%
   Beacon Roofing Supply, Inc.                       1.61%
   Knoll, Inc.                                       1.60%
   Lincare Holdings, Inc.                            1.56%
   Anworth Mortgage Asset Corp.                      1.54%
   Lennox International, Inc.                        1.46%
   World Fuel Services Corp.                         1.44%
   Live Nation, Inc.                                 1.32%
   Max Capital Group Ltd.                            1.28%

--------------------------------------------------------------------------------
   PORTFOLIO REVIEW (AS OF 8/31/08)
--------------------------------------------------------------------------------
   P/E: Price/Earnings                               12.9x
   P/B: Price/Book                                    1.3x
   Holdings                                            169
   Wtd. Average Mkt. Cap. (mil)                     $1,054
   ROE: Return on Equity                              10.1
   OROA: Operating Return
     on Operating Assets                              33.3

Portfolio holdings are subject to change at any time.



                                                        ANNUAL REPORT 2008  |  3

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
          Robeco Boston Partners Small Cap Value Fund II Institutional
                           Class vs. Russell Indices


[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

          Small Cap Value
        Fund II--Institutional        Russell 2000               Russell 2000(R)
              Class                  Value(R) Index                  Index

8/31/98      $10,000                     $10,000                    $10,000
11/30/98      10,406                      11,173                     11,811
2/28/99       10,026                      10,493                     11,679
5/31/99       11,378                      11,705                     13,113
8/31/99       11,378                      11,408                     12,837
11/30/99      11,089                      11,013                     13,662
2/29/00       11,435                      11,729                     17,434
5/31/00       12,932                      11,672                     14,412
8/31/00       14,954                      12,968                     16,322
11/30/00      14,730                      12,586                     13,581
2/28/01       18,874                      14,302                     14,498
5/31/01       22,212                      15,103                     15,233
8/31/01       23,114                      15,305                     14,424
11/30/01      22,535                      14,975                     14,236
2/28/02       23,614                      16,201                     14,547
5/31/02       25,904                      17,431                     15,156
8/31/02       21,407                      14,449                     12,198
11/30/02      20,916                      14,705                     12,728
2/28/03       18,946                      13,220                     11,333
5/31/03       23,798                      16,125                     13,917
8/31/03       27,519                      17,870                     15,745
11/30/03      30,109                      19,838                     17,347
2/29/04       33,712                      21,680                     18,633
5/31/04       32,750                      21,095                     18,131
8/31/04       31,360                      21,354                     17,533
11/30/04      35,102                      24,544                     20,339
2/28/05       36,117                      24,638                     20,407
5/31/05       35,573                      24,282                     19,912
8/31/05       38,464                      26,181                     21,585
11/30/05      39,583                      26,515                     21,998
2/28/06       41,423                      28,484                     23,794
5/31/06       41,603                      28,704                     23,542
8/31/06       40,921                      29,510                     23,601
11/30/06      45,189                      32,208                     25,829
2/28/07       46,432                      35,099                     26,139
5/31/07       50,053                      37,210                     27,997
8/31/07       45,231                      33,915                     26,285
11/30/07      42,615                      31,860                     25,529
2/29/08       39,576                      29,091                     22,892
5/31/08       41,934                      31,505                     25,051
8/31/08       40,635                      31,365                     24,843


The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1998 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


-------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return


                                                         1 YEAR       3 YEAR     5 YEAR     10 YEAR
                                                        ---------    --------   --------  ----------
  Small Cap Value Fund II -- Institutional Class         (10.15)%      1.85%      8.11%     15.05%
  Russell 2000 Value(R) Index                             (7.52)%      3.59%     10.25%     11.28%
  Russell 2000(R) Index(1)                                (5.48)%      4.80%      9.55%      9.53%
-------------------------------------------------------------------------------------------------------



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.31%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.


(1) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.




4  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
        Robeco Boston Partners Small Cap Value Fund II Investor Class vs.
                                Russell Indices


[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]


          Small Cap Value
        Fund II--Investor            Russell 2000                Russell 2000(R)
              Class                 Value(R) Index                   Index

8/31/98      $10,000                   $10,000                      $10,000
11/30/98      10,406                    11,173                       11,811
2/28/99       10,013                    10,493                       11,679
5/31/99       11,349                    11,705                       13,113
8/31/99       11,336                    11,408                       12,837
11/30/99      11,061                    11,013                       13,662
2/29/00       11,402                    11,729                       17,434
5/31/00       12,883                    11,672                       14,412
8/31/00       14,888                    12,968                       16,322
11/30/00      14,652                    12,586                       13,581
2/28/01       18,775                    14,302                       14,498
5/31/01       22,094                    15,103                       15,233
8/31/01       22,968                    15,305                       14,424
11/30/01      22,390                    14,975                       14,236
2/28/02       23,454                    16,201                       14,547
5/31/02       25,712                    17,431                       15,156
8/31/02       21,236                    14,449                       12,198
11/30/02      20,719                    14,705                       12,728
2/28/03       18,765                    13,220                       11,333
5/31/03       23,556                    16,125                       13,917
8/31/03       27,216                    17,870                       15,745
11/30/03      29,761                    19,838                       17,347
2/29/04       33,291                    21,680                       18,633
5/31/04       32,329                    21,095                       18,131
8/31/04       30,942                    21,354                       17,533
11/30/04      34,609                    24,544                       20,339
2/28/05       35,594                    24,639                       20,407
5/31/05       35,019                    24,282                       19,912
8/31/05       37,848                    26,181                       21,585
11/30/05      38,920                    26,515                       21,998
2/28/06       40,701                    28,484                       23,794
5/31/06       40,863                    28,704                       23,542
8/31/06       40,164                    29,510                       23,601
11/30/06      44,324                    32,208                       25,829
2/28/07       45,527                    35,099                       26,139
5/31/07       49,044                    37,210                       27,997
8/31/07       44,285                    33,915                       26,285
11/30/07      41,716                    31,860                       25,529
2/29/08       38,709                    29,091                       22,892
5/31/08       41,001                    31,505                       25,051
8/31/08       39,686                    31,365                       24,843


The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1998 reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return


                                                           1 YEAR       3 YEAR      5 YEAR      10 YEAR
                                                          ---------     --------   --------   ------------
  Small Cap Value Fund II -- Investor Class                (10.40)%      1.59%       7.83%      14.78%
  Russell 2000 Value(R) Index                               (7.52)%      3.59%      10.25%      11.28%
  Russell 2000(R) Index(1)                                  (5.48)%      4.80%       9.55%       9.53%
----------------------------------------------------------------------------------------------------------



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.56%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.


(1) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.



                                                        ANNUAL REPORT 2008  |  5

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)
--------------------------------------------------------------------------------




Dear Shareholder:

     The Robeco Long/Short Fund outperformed the S&P 500(R) Index, its primary benchmark, for the fiscal year (September 1, 2007 to August 31, 2008). During the reporting period, the Fund returned 1.12% (Institutional share Class) and 0.88% (Investor share Class) versus -11.14% for the S&P 500(R) Index.

     Our long holdings were detrimental to overall returns as all major market indices ended the fiscal year in negative territory. The short portfolio performed very well offsetting the negative returns on the long side. Clearly, the Fund would have benefited from a higher level of exposure to this portfolio greater than the 34% that it averaged during the quarter. As you are aware, we build the short portfolio in a bottom-up fashion. We seek short sale opportunities which look to provide absolute, not relative, profits over the intermediate term. As the market continued its decline throughout the year, several of our existing shorts no longer provided attractive risk/return opportunities from a valuation standpoint. We found ourselves covering more shorts than we were originating anew, causing our exposure to decline once again. By the end of August, the short exposure was close to our historic lows, with a gross short exposure of approximately 23% as a percentage of the portfolio.

     As of August 31, 2008, the portfolio had a net long exposure of approximately 70% and a net beta of 0.98 or a beta-adjusted exposure of .98%. From a capitalization perspective, the long portfolio had a median market capitalization of $807 million compared to $421 million on the short portfolio. The Fund is well diversified with approximately 115 positions on the long side and 98 positions on the short side.

     Our bottom-up value discipline has yielded a portfolio that is attractively positioned relative to the short portfolio from both a valuation and profitability standpoint. The long portfolio trades at 13.5x price-to-earnings and 1.4x price-to-book value. The short portfolio trades at 23.4x price-to-earnings and 3.8x price-to-book value. We believe that consistently positioning the portfolio with these general characteristics increases the probability of success over the long-term and it continues to be the focus of our efforts.

     We appreciate the confidence you have placed in our team and your support of the Fund.

Sincerely,

Robert Jones
Robeco Boston Partners Long/Short Equity Fund
Portfolio Manager

--------------------
Long/Short  Equity is an absolute  return  product that  balances long and short portfolio strategies and seeks to achieve stable absolute returns with approximately half the risk of the S&P 500(R) Index. However, this product is not risk neutral. It is exposed to style, capitalization, sector and short-implementation risk. Use of the S&P 500(R) Index is for comparative purposes only since Long/Short returns are not correlated to equity market returns. An absolute return benchmark of 15% is the more appropriate measure for this product.

Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.





--------------------------------------------------------------------------------
   TOP TEN LONG POSITIONS (AS OF 8/31/08)        % OF NET ASSETS
--------------------------------------------------------------------------------
   Telular Corp.                                     2.31%
   JPMorgan Chase & Co.                              2.26%
   Digi International, Inc.                          2.24%
   Thermadyne Holdings Corp.                         2.13%
   Alpha Pro Tech Ltd.                               1.68%
   PHC, Inc., Class A                                1.65%
   Heidrick & Struggles International, Inc.          1.64%
   Ace Ltd.                                          1.59%
   MTS Medication Technologies, Inc.                 1.53%
   Reinsurance Group of America, Inc.                1.50%

--------------------------------------------------------------------------------
   PORTFOLIO REVIEW (AS OF 8/31/08)          LONG    SHORT
--------------------------------------------------------------------------------
   P/E: Price/Earnings                       13.5x   23.4x
   P/B: Price/Book                            1.4x    3.8x
   Holdings                                    115      98
   Wtd. Average Mkt. Cap. (mil)            $15,287  $1,563
   ROE: Return on Equity                       8.2     8.1
   OROA: Operating Return
     on Operating Assets                      56.5     3.2

Portfolio holdings are subject to change at any time.


6  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
      Robeco Boston Partners Long/Short Equity Fund Institutional Class vs.
                                S&P 500(R) Index



[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]


         Long/Short Equity
         Fund--Institutional                 S&P 500(R)
                Class                           Index

11/17/98       $10,000                        $10,000
11/30/98         9,580                         10,000
2/28/99          9,080                         10,675
5/31/99          9,500                         11,259
8/31/99          9,460                         11,456
11/30/99         8,100                         12,088
2/29/00          8,153                         11,928
5/31/00         10,311                         12,440
8/31/00         10,759                         13,327
11/30/00        11,798                         11,580
2/28/01         14,558                         10,951
5/31/01         15,093                         11,128
8/31/01         16,338                         10,077
11/30/01        16,081                         10,164
2/28/02         16,370                          9,909
5/31/02         17,456                          9,586
8/31/02         16,147                          8,264
11/30/02        16,477                          8,486
2/28/03         16,109                          7,661
5/31/03         16,221                          8,814
8/31/03         15,964                          9,261
11/30/03        15,908                          9,767
2/29/04         16,053                         10,613
5/31/04         15,328                         10,430
8/31/04         16,399                         10,322
11/30/04        16,957                         11,022
2/28/05         18,329                         11,352
5/31/05         18,742                         11,287
8/31/05         19,958                         11,617
11/30/05        20,437                         11,951
2/28/06         19,808                         12,304
5/31/06         20,269                         12,261
8/31/06         22,539                         12,648
11/30/06        23,206                         13,651
2/28/07         24,280                         13,777
5/31/07         25,005                         15,056
8/31/07         23,126                         14,562
11/30/07        23,220                         14,705
2/29/08         22,205                         13,281
5/31/08         23,156                         14,048
8/31/08         23,386                         12,940


The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.


----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                                                             SINCE
                                                     1 YEAR       3 YEAR      5 YEAR      INCEPTION(1)
                                                     --------   ---------    --------    -------------
  Long/Short Equity Fund -- Institutional Class        1.12%         5.42%      7.93%       9.07%
  S&P 500(R) Index                                   (11.14)%        3.67%      6.92%       2.67%
----------------------------------------------------------------------------------------------------------



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO (INCLUDING INTEREST AND DIVIDEND EXPENSE ON SHORT SALES), AS STATED IN THE CURRENT PROSPECTUS IS 3.60%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR
PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period November 17, 1998 (commencement of operations) through August 31, 2008.



                                                        ANNUAL REPORT 2008  |  7

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
        Robeco Boston Partners Long/Short Equity Fund Investor Class vs.
                                S&P 500(R) Index



[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]


         Long/Short Equity
        Fund--Investor Class           S&P 500(R) Index

11/17/98       $10,000                     $10,000
11/30/98         9,580                      10,000
2/28/99          9,090                      10,675
5/31/99          9,520                      11,259
8/31/99          9,430                      11,456
11/30/99         8,070                      12,088
2/29/00          8,147                      11,928
5/31/00         10,290                      12,440
8/31/00         10,737                      13,327
11/30/00        11,773                      11,580
2/28/01         14,515                      10,951
5/31/01         15,038                      11,128
8/31/01         16,268                      10,077
11/30/01        16,001                      10,164
2/28/02         16,277                       9,909
5/31/02         17,347                       9,586
8/31/02         16,033                       8,264
11/30/02        16,351                       8,486
2/28/03         15,965                       7,661
5/31/03         16,076                       8,814
8/31/03         15,821                       9,261
11/30/03        15,755                       9,767
2/29/04         15,888                      10,613
5/31/04         15,156                      10,430
8/31/04         16,209                      10,322
11/30/04        16,752                      11,022
2/28/05         18,083                      11,352
5/31/05         18,482                      11,287
8/31/05         19,668                      11,617
11/30/05        20,134                      11,951
2/28/06         19,496                      12,304
5/31/06         19,942                      12,261
8/31/06         22,164                      12,648
11/30/06        22,804                      13,651
2/28/07         23,847                      13,777
5/31/07         24,542                      15,056
8/31/07         22,684                      14,562
11/30/07        22,765                      14,705
2/29/08         21,753                      13,281
5/31/08         22,674                      14,048
8/31/08         22,885                      12,940


The chart assumes a hypothetical $10,000 initial investment in the Fund made on November 17, 1998 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500(R) Index is unmanaged, does not incur expenses and is not available for investment.


----------------------------------------------------------------------------------------------------------

                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                                                            SINCE
                                                        1 YEAR        3 YEAR    5 YEAR    INCEPTION(1)
                                                       --------      ---------  -------- -------------
  Long/Short Equity Fund -- Investor Class               0.88%         5.18%      7.66%     8.83%
  S&P 500(R) Index                                     (11.14)%        3.67%      6.92%     2.67%
----------------------------------------------------------------------------------------------------------


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO (INCLUDING INTEREST AND DIVIDEND EXPENSE ON SHORT SALES), AS STATED IN THE CURRENT PROSPECTUS IS 3.85%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR
PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period November 17, 1998 (commencement of operations) through August 31, 2008.


8  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND (unaudited)
--------------------------------------------------------------------------------


Dear Shareholder:

     The Robeco Large Cap Value Fund outperformed the Russell 1000(R) Value Index and underperformed the S&P 500(R) Index for the fiscal year (September 1, 2007 to August 31, 2008). During the reporting period, the Fund returned -11.99% (Institutional share class) and -12.29% (Investor share class) versus -14.66% for the Russell 1000(R) Value Index and -11.14% for the S&P 500(R) Index.

     The Fund's holdings outperformed the Russell 1000(R) Value Index during the reporting period, with notable contributions from its largest active positions (fund weight - index weight) like Health Care and Technology. Within Health Care, we have been investing in highly profitable, cash-rich businesses at multi-year lows that are executing on their business models. We believe patent expiry and generic competition are quantifiable challenges that have created stock-specific opportunities to establish longer-term positions in world-class drug makers at attractive valuations. Within Technology, our investments have been centered on high-quality companies that have a minimal use of debt financing.

     The Fund's holdings in Finance made the largest contribution to relative performance. Within Finance, the Fund was underweight highly-levered, credit-sensitive financial names, and instead invested in well-capitalized companies with strong balance sheets. This helped us avoid many of the pitfalls which impacted financials. Insurance holdings represented the majority of the Fund's Finance position, offering attractive valuations for well-managed companies with strong balance sheets. The Fund's Energy, Transportation and Utilities positions were the largest detractors from relative performance for the period.

     As the current market environment normalizes, we believe some of the best performing stocks will be those that have dropped down to extremely low levels. Significant upside potential notwithstanding, there are considerable risks as many of these statistically cheap companies will fail. We believe a better way to take advantage of significant upside opportunities while minimizing risk is to own the stronger franchises that have the wherewithal to purchase their troubled competitors at bargain prices.

     The Fund is well-diversified and we are pleased with its construction in terms of our three-circle stock selection discipline (attractive valuation, sound fundamentals and a catalyst for change). We believe this has positioned the Fund for favorable absolute and relative performance over time.

Sincerely,

Mark Donovan and David Pyle
Robeco Boston Partners Large Cap Value Fund
Portfolio Managers

--------------------
Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.




--------------------------------------------------------------------------------
   TOP TEN POSITIONS (AS OF 8/31/08)             % OF NET ASSETS
--------------------------------------------------------------------------------
   Johnson & Johnson                                 4.47%
   Exxon Mobil Corp.                                 3.94%
   JPMorgan Chase & Co.                              3.74%
   Berkshire Hathaway, Inc., Class B                 2.83%
   Lockheed Martin Corp.                             2.59%
   Loews Corp.                                       2.59%
   Microsoft Corp.                                   2.34%
   Philip Morris International, Inc.                 2.30%
   Talisman Energy, Inc.                             2.29%
   Procter & Gamble Co.                              2.19%

--------------------------------------------------------------------------------
   PORTFOLIO REVIEW (AS OF 8/31/08)
--------------------------------------------------------------------------------
   P/E: Price/Earnings                               13.5x
   P/B: Price/Book                                    2.0x
   Holdings                                             81
   Wtd. Average Mkt. Cap. (mil)                    $73,947
   ROE: Return on Equity                              20.6
   OROA: Operating Return
     on Operating Assets                              60.6


Portfolio holdings are subject to change at any time.




                                                        ANNUAL REPORT 2008  |  9

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND (unaudited) (continued)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
       Robeco Boston Partners Large Cap Value Fund Institutional Class vs.
                                Various Indices



[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]


          Large Cap Value            S&P 500(R)      Russell 1000 Value(R)
       Fund--Institutional Class       Index               Index

8/31/98        $10,000                $10,000             $10,000
11/30/98        11,380                 12,203              11,924
2/28/99         11,070                 13,027              12,253
5/31/99         12,228                 13,740              13,524
8/31/99         11,711                 13,980              13,007
11/30/99        11,874                 14,752              13,172
2/29/00         10,640                 14,556              11,852
5/31/00         12,410                 15,181              13,282
8/31/00         13,116                 16,264              13,547
11/30/00        13,689                 14,132              13,488
2/28/01         14,510                 13,364              13,822
5/31/01         15,042                 13,580              14,304
8/31/01         14,382                 12,298              13,397
11/30/01        14,574                 12,404              13,064
2/28/02         14,663                 12,092              13,291
5/31/02         14,870                 11,699              13,509
8/31/02         12,560                 10,085              11,637
11/30/02        12,535                 10,356              11,810
2/28/03         11,431                  9,350              10,729
5/31/03         13,258                 10,757              12,449
8/31/03         13,382                 11,302              12,992
11/30/03        14,246                 11,919              13,838
2/29/04         15,985                 12,952              15,269
5/31/04         15,587                 12,728              14,915
8/31/04         15,774                 12,596              15,266
11/30/04        17,068                 13,451              16,557
2/28/05         17,852                 13,854              17,364
5/31/05         17,539                 13,774              17,225
8/31/05         18,818                 14,177              17,839
11/30/05        19,270                 14,584              18,205
2/28/06         20,269                 15,015              18,382
5/31/06         20,342                 14,963              18,620
8/31/06         21,157                 15,434              19,515
11/30/06        22,846                 16,659              21,023
2/28/07         23,233                 16,813              21,432
5/31/07         25,531                 18,374              23,384
8/31/07         24,478                 17,771              22,026
11/30/07        24,717                 17,946              21,669
2/29/08         22,222                 16,208              19,736
8/31/08         21,547                 15,791              18,794


The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1998 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.


----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                         1 YEAR       3 YEAR     5 YEAR    10 YEAR
                                                        --------     ---------  --------  ---------
  Large Cap Value Fund -- Institutional Class           (11.99)%       4.61%      9.99%     7.98%
  S&P 500(R) Index                                      (11.14)%       3.67%      6.92%     4.68%
  Russell 1000 Value(R) Index(1)                        (14.66)%       3.15%      8.55%     6.95%
----------------------------------------------------------------------------------------------------------



THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.07%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) This is not a primary benchmark of the Fund. Results of index performance are presented for general comparative purposes.




10  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND (unaudited) (concluded)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
 Robeco Boston Partners Large Cap Value Fund Investor Class vs. Various Indices



[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]


         Large Cap Value           S&P 500(R)           Russell 1000 Value(R)
       Fund--Investor Class           Index                    Index

8/31/98        $10,000               $10,000                  $10,000
11/30/98        11,373                12,203                   11,924
2/28/99         11,061                13,027                   12,253
5/31/99         12,205                13,740                   13,524
8/31/99         11,685                13,980                   13,007
11/30/99        11,836                14,752                   13,172
2/29/00         10,594                14,556                   11,852
5/31/00         12,358                15,181                   13,282
8/31/00         13,049                16,264                   13,547
11/30/00        13,611                14,132                   13,488
2/28/01         14,418                13,364                   13,822
5/31/01         14,938                13,580                   14,304
8/31/01         14,283                12,298                   13,397
11/30/01        14,459                12,404                   13,064
2/28/02         14,542                12,092                   13,291
5/31/02         14,732                11,699                   13,509
8/31/02         12,444                10,085                   11,637
11/30/03        12,409                10,356                   11,810
2/28/03         11,297                 9,350                   10,729
5/31/03         13,098                10,757                   12,449
8/31/03         13,218                11,302                   12,992
11/30/03        14,070                11,919                   13,838
2/29/04         15,764                12,952                   15,269
5/31/04         15,378                12,728                   14,915
8/31/04         15,535                12,596                   15,266
11/30/04        16,803                13,451                   16,557
2/28/05         17,569                13,854                   17,364
5/31/05         17,253                13,774                   17,225
8/31/05         18,492                14,177                   17,839
11/30/05        18,918                14,584                   18,205
2/28/06         19,895                15,015                   18,382
5/31/06         19,951                14,963                   18,620
8/31/06         20,738                15,434                   19,515
11/30/06        22,380                16,659                   21,023
2/28/07         22,745                16,813                   21,432
5/31/07         24,968                18,374                   23,384
8/31/07         23,941                17,771                   22,026
11/30/07        24,139                17,946                   21,669
2/29/08         21,716                16,208                   19,736
8/31/08         21,001                15,791                   18,794


The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1998 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.


----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                       1 YEAR        3 YEAR      5 YEAR    10 YEAR
                                                       --------     ---------   --------  ---------
  Large Cap Value Fund -- Investor Class               (12.29)%       4.33%      9.70%      7.70%
  S&P 500(R) Index                                     (11.14)%       3.67%      6.92%      4.68%
  Russell 1000 Value(R) Index(1)                       (14.66)%       3.15%      8.55%      6.95%
----------------------------------------------------------------------------------------------------------


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.32%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) This is not a primary benchmark of the Fund. Results of index performance are presented for general comparative purposes.


                                                       ANNUAL REPORT 2008  |  11

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND (unaudited)
--------------------------------------------------------------------------------


Dear Shareholder:

     The Robeco Mid Cap Value Fund outperformed the Russell Mid Cap Value(R) Index, its primary benchmark, for the fiscal year (September 1, 2007 to August 31, 2008). During the reporting period, the Fund returned -6.41% (Institutional share class) and -6.62% (Investor share class) versus -10.44% for the Russell Mid Cap Value(R) Index.

     The Fund outperformed its benchmark due to a diverse base of holdings, led by positions in the Finance, Technology and REIT sectors. Within Finance, we generally avoided credit-sensitive stocks in favor of well-run insurance businesses at attractive valuations, which contributed approximately 3% to relative performance for the period. The Technology sector offered the opportunity to purchase high-quality businesses with recurring revenues at attractive valuations. Although the REIT sector has come under pressure, we believe select elements of it are still overvalued. Therefore, we are underweight traditional equity REITs in favor of stock-specific opportunities within the mortgage REIT area for excellent value without credit risk. The
Fund's REIT holdings collectively posted a 12% return while, in contrast, the REIT sector returned -11%. The Fund's positions in Basic Industries, Capital Goods and Utilities were the largest detractors from performance for the period.

     Looking ahead, we believe the Fund's well-diversified construction in terms of our three-circle stock selection discipline (attractive valuation, sound fundamentals and a catalyst for change) has positioned the Fund for favorable absolute and relative performance over time.

Sincerely,


Steven Pollack and Joseph Feeney
Robeco Boston Partners Mid Cap Value Fund
Portfolio Managers

--------------------
Mid size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


--------------------------------------------------------------------------------
   TOP TEN POSITIONS (AS OF 8/31/08)             % OF NET ASSETS
--------------------------------------------------------------------------------
   Annaly Capital Management, Inc. (REIT)            2.32%
   Marsh & McLennan Cos., Inc.                       2.10%
   Symantec Corp.                                    1.95%
   Stanley Works, (The)                              1.63%
   Safeway, Inc.                                     1.58%
   McKesson Corp.                                    1.57%
   Arrow Electronics, Inc.                           1.54%
   Hanover Insurance Group, Inc., (The)              1.40%
   Mattel, Inc.                                      1.39%
   Lubrizol Corp., (The)                             1.39%

--------------------------------------------------------------------------------
   PORTFOLIO REVIEW (AS OF 8/31/08)
--------------------------------------------------------------------------------
   P/E: Price/Earnings                               13.4x
   P/B: Price/Book                                    1.8x
   Holdings                                            106
   Wtd. Average Mkt. Cap. (mil)                     $8,596
   ROE: Return on Equity                              14.9
   OROA: Operating Return
     on Operating Assets                              35.2


Portfolio holdings are subject to change at any time.



12  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND (unaudited) (continued)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
        Robeco Boston Partners Mid Cap Value Fund Institutional Class vs.
                                Russell Indices


[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]


         Mid Cap Value Fund--   Russell Midcap   Russell 2500(R) Russell 2500(R)
         Institutional Class    Value(R) Index    Value Index        Index

8/31/98       $10,000             $10,000          $10,000         $10,000
11/30/98       11,149              11,665           11,414          11,855
2/28/99        10,999              11,481           10,842          11,727
5/31/99        12,171              12,802           12,136          13,252
8/31/99        12,108              12,187           11,846          13,239
11/30/99       11,242              11,694           11,547          14,080
2/29/00        10,160              10,817           11,642          17,451
5/30/00        11,842              12,386           12,471          15,479
8/31/00        12,496              12,952           13,359          17,460
11/30/00       11,982              13,151           13,102          14,983
2/28/01        12,705              14,200           14,502          15,726
5/31/01        13,729              14,979           15,401          16,662
8/31/01        13,524              14,452           15,314          15,760
11/30/01       13,492              14,062           14,976          15,597
2/28/02        14,306              15,035           16,172          15,983
5/31/02        14,916              15,768           17,182          16,545
8/31/02        12,311              13,748           14,736          13,791
11/30/02       12,502              13,556           14,725          14,183
2/28/03        11,549              12,653           13,494          12,865
5/31/03        13,722              14,863           16,186          15,536
8/31/03        14,700              15,980           17,882          17,457
11/30/03       15,932              17,513           19,891          19,281
2/29/04        17,314              19,215           21,776          20,743
5/31/04        17,262              18,904           21,218          20,271
8/31/04        16,815              19,355           21,438          19,668
11/30/04       19,115              21,756           24,358          22,434
2/28/05        19,687              22,844           24,931          23,039
5/31/05        19,898              23,090           24,991          22,869
8/31/05        21,183              24,785           26,801          24,624
11/30/05       21,666              25,213           27,106          25,145
2/28/06        22,350              26,815           28,898          26,963
5/31/06        22,489              27,937           28,993          26,784
8/31/06        22,627              28,727           29,518          26,609
11/30/06       25,142              31,248           32,192          29,147
2/28/07        26,564              32,734           33,195          30,024
5/31/07        29,393              35,315           35,471          32,397
8/31/07        27,451              32,293           32,104          30,305
11/30/07       29,558              31,463           30,568          29,865
2/29/08        26,997              28,715           28,049          27,100
5/30/08        29,092              31,227           30,683          29,517
8/31/08        25,694              28,922           29,454          28,080


The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1998 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                        1 YEAR      3 YEAR       5 YEAR     10 YEAR
                                                       --------     --------    --------   ---------
  Mid Cap Value Fund -- Institutional Class              (6.41)%      6.64%      11.81%     9.90%
  Russell Midcap Value(R) Index                         (10.44)%      4.20%      11.90%    10.86%
  Russell 2500(R) Value Index(1)                         (8.80)%      2.99%      10.36%    11.34%
  Russell 2500(R) Index(1)                               (6.79)%      4.68%      10.10%    10.94%
----------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.48%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) This is not a primary benchmark of the Fund. Results of index performance are presented for general comparative purposes.



                                                       ANNUAL REPORT 2008  |  13

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND (unaudited) (concluded)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
  Robeco Boston Partners Mid Cap Value Fund Investor Class vs. Russell Indices



[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]


          Mid Cap Value Fund--  Russell Midcap  Russell 2500(R)  Russell 2500(R)
             Investor Class     Value(R) Index   Value Index         Index

8/31/98         $10,000          $10,000         $10,000           $10,000
11/30/98         11,135           11,665          11,414            11,855
2/28/99          10,987           11,481          10,842            11,727
5/31/99          12,144           12,802          12,136            13,252
8/31/99          12,080           12,187          11,846            13,239
11/30/99         11,199           11,694          11,547            14,080
2/29/00          10,128           10,817          11,642            17,451
5/30/00          11,796           12,386          12,471            15,479
8/31/00          12,431           12,952          13,359            17,460
11/30/00         11,915           13,151          13,102            14,983
2/28/01          12,632           14,200          14,502            15,726
5/31/01          13,636           14,979          15,401            16,662
8/31/01          13,420           14,452          15,314            15,760
11/30/01         13,388           14,062          14,976            15,597
2/28/02          14,186           15,035          16,172            15,983
5/31/02          14,784           15,768          17,182            16,545
8/31/02          12,178           13,748          14,736            13,791
11/30/02         12,368           13,556          14,725            14,183
2/28/03          11,428           12,653          13,494            12,865
5/31/03          13,563           14,863          16,186            15,536
8/31/03          14,529           15,980          17,882            17,457
11/30/03         15,737           17,513          19,891            19,281
2/29/04          17,085           19,215          21,776            20,743
5/31/04          17,034           18,904          21,218            20,271
8/31/04          16,575           19,355          21,438            19,668
11/30/04         18,832           21,756          24,358            22,434
2/28/05          19,379           22,844          24,931            23,039
5/31/05          19,575           23,090          24,991            22,869
8/31/05          20,828           24,785          26,801            24,624
11/30/05         21,296           25,213          27,106            25,145
2/28/06          21,941           26,815          28,898            26,963
5/31/06          22,080           27,937          28,993            26,784
8/31/06          22,201           28,727          29,518            26,609
11/30/06         24,662           31,248          32,192            29,147
2/28/07          26,024           32,734          33,195            30,024
5/31/07          28,769           35,315          35,471            32,397
8/31/07          26,867           32,293          32,104            30,305
11/30/07         26,891           31,463          30,568            29,865
2/29/08          24,564           28,715          28,049            27,100
5/30/08          26,444           31,227          30,683            29,517
8/31/08          25,092           28,922          29,454            28,080


The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1998 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                       1 YEAR        3 YEAR      5 YEAR    10 YEAR
                                                       --------     --------    --------  ---------
  Mid Cap Value Fund -- Investor Class                 (6.62)%        6.40%      11.54%     9.63%
  Russell Midcap Value(R) Index                       (10.44)%        4.20%      11.90%    10.86%
  Russell 2500(R) Value Index(1)                       (8.80)%        2.99%      10.36%    11.34%
  Russell 2500(R) Index(1)                             (6.79)%        4.68%      10.10%    10.94%
----------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.73%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) This is not a primary benchmark of the Fund. Results of index performance are presented for general comparative purposes.




14  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)
--------------------------------------------------------------------------------




Dear Shareholder:

     The Robeco All Cap Value Fund outperformed the Russell 3000(R) Value Index, its primary benchmark, for the fiscal year (September 1, 2007 to August 31, 2008). During the reporting period, the Fund returned -8.55% (Institutional share class) and -8.82% (Investor share class) versus -14.11% for the Russell 3000(R) Value Index.

     The Fund's relative outperformance was a function of a diverse base of holdings led by positions in the Finance, Health Care and Technology sectors. Our positions in these areas represented more than half of the Fund's market weight during the period. Within Finance, we generally avoided banks in favor of well-run insurance businesses at attractive valuations. The resulting underweight to credit-sensitive stocks was a key element contributing to the Fund's relative performance for the period. Within Health Care, we established positions in higher quality companies at compelling prices. In Technology, we continued to invest the Fund in blue-chip businesses at attractive discounts to intrinsic value. The Fund's positions in the Basic Industries and Energy sectors, which averaged less than 10 percent of the portfolio's market weight over the period, detracted from relative performance.

     Stock selection drove the Fund's relative performance last year. We believe the Fund's construction in terms of our three-circle stock selection discipline (attractive valuation, sound fundamentals and a catalyst for change) has positioned the Fund for favorable absolute and relative performance over time.

Sincerely,

Duilio Ramallo
Robeco Boston Partners All-Cap Value Fund
Portfolio Manager

--------------------
Small and mid-size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.




--------------------------------------------------------------------------------
   TOP TEN POSITIONS (AS OF 8/31/08)             % OF NET ASSETS
--------------------------------------------------------------------------------
   Ace Ltd.                                          3.62%
   Loews Corp.                                       3.20%
   White Mountains Insurance Group Ltd.              3.08%
   Johnson & Johnson                                 2.95%
   Amgen, Inc.                                       2.68%
   Total SA                                          2.54%
   Pfizer, Inc.                                      2.51%
   International Business Machines Corp.             2.51%
   Procter & Gamble Co.                              2.39%
   Vodafone Group PLC                                2.31%

--------------------------------------------------------------------------------
   PORTFOLIO REVIEW (AS OF 8/31/08)
--------------------------------------------------------------------------------
   P/E: Price/Earnings                               12.3x
   P/B: Price/Book                                    1.6x
   Holdings                                            108
   Wtd. Average Mkt. Cap. (mil)                    $59,133
   ROE: Return on Equity                              18.9
   OROA: Operating Return
     on Operating Assets                              57.7


Portfolio holdings are subject to change at any time.



                                                       ANNUAL REPORT 2008  |  15

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
        Robeco Boston Partners All-Cap Value Fund Institutional Class vs.
                                Russell Indices


[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]


                    All-Cap Value             Russell 3000       Russell 3000(R)
                Fund--Institutional Class    Value(R) Index           Index

7/1/02                $10,000                   $10,000             $10,000
8/31/02                 9,450                     9,089               9,248
11/30/02                9,410                     9,225               9,475
2/28/03                 8,665                     8,375               8,577
5/31/03                10,350                     9,751               9,941
8/31/03                10,851                    10,221              10,535
11/30/03               11,925                    10,921              11,203
2/29/04                13,381                    12,042              12,122
5/31/04                13,240                    11,759              11,899
8/31/04                13,401                    12,024              11,725
11/30/04               14,702                    13,105              12,664
2/28/05                15,391                    13,692              13,047
5/31/05                15,465                    13,575              13,024
8/31/05                16,393                    14,109              13,523
11/30/05               16,530                    14,389              13,907
2/28/06                17,211                    15,269              14,691
5/31/06                17,268                    15,461              14,624
8/31/06                17,696                    16,175              14,995
11/30/06               19,287                    17,446              16,230
2/28/07                19,602                    17,771              16,462
5/31/07                21,371                    19,338              17,926
8/31/07                20,241                    18,166              17,236
11/30/07               20,153                    17,807              17,373
2/29/08                18,753                    16,223              15,716
5/31/08                19,840                    16,914              16,741
8/31/08                18,511                    15,603              15,473


The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                                                               SINCE
                                                       1 YEAR         3 YEAR      5 YEAR     INCEPTION(1)
                                                      --------       ---------   --------   -------------
  All-Cap Value Fund -- Institutional Class              (8.55)%       4.13%      11.27%       10.50%
  Russell 3000 Value(R) Index                           (14.11)%       3.17%       8.67%        7.36%
  Russell 3000(R) Index(2)                              (10.22)%       3.92%       7.57%        7.00%
----------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 2.24%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period July 1, 2002 (commencement of operations) through August 31, 2008.
(2) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.


16  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
  Robeco Boston Partners All-Cap Value Fund Investor Class vs. Russell Indices


[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

            All-Cap Value
          Fund--Investor      Russell 3000      Russell 3000(R)
              Class          Value(R) Index          Index

7/1/02       $10,000             $10,000          $10,000
7/31/02        9,230               9,029            9,205
8/31/02        9,440               9,089            9,248
11/30/02       9,390               9,225            9,475
2/28/03        8,636               8,375            8,577
5/31/03       10,329               9,751            9,941
8/31/03       10,820              10,221           10,535
11/30/03      11,872              10,921           11,203
2/29/04       13,324              12,042           12,122
5/31/04       13,173              11,759           11,899
8/31/04       13,324              12,024           11,725
11/30/04      14,610              13,105           12,664
2/28/05       15,297              13,692           13,047
5/31/05       15,360              13,575           13,024
8/31/05       16,263              14,109           13,523
11/30/05      16,388              14,389           13,907
2/28/06       17,058              15,269           14,691
5/31/06       17,103              15,461           14,624
8/31/06       17,518              16,175           14,995
11/30/06      19,087              17,446           16,230
2/28/07       19,389              17,771           16,462
5/31/07       21,119              19,338           17,926
8/31/07       19,998              18,166           17,236
11/30/07      19,900              17,807           17,373
2/29/08       18,487              16,223           15,716
5/31/08       19,563              16,914           16,741
8/31/08       18,235              15,603           15,474


The chart assumes a hypothetical $10,000 initial investment in the Fund made on July 1, 2002 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                                                              SINCE
                                                         1 YEAR      3 YEAR      5 YEAR    INCEPTION(1)
                                                        --------    ---------    --------  ------------
  All-Cap Value Fund -- Investor Class                   (8.82)%      3.89%      11.00%    10.23%
  Russell 3000 Value(R) Index                           (14.11)%      3.17%       8.67%     7.36%
  Russell 3000(R) Index(2)                              (10.22)%      3.92%       7.57%     7.00%
----------------------------------------------------------------------------------------------------------


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 2.49%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period July 1, 2002 (commencement of operations) through August 31, 2008.
(2) This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.


                                                       ANNUAL REPORT 2008  |  17

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO WPG SMALL CAP VALUE FUND (unaudited)
--------------------------------------------------------------------------------

Dear Shareholder:

     The Robeco WPG Small Cap Value Fund underperformed the Russell 2000 Value(R) Index, its primary benchmark, for the fiscal year (September 1, 2007 to August 31, 2008). During the reporting period, the Fund returned -15.12% (Institutional share class) versus -7.52% for the Russell 2000 Value(R) Index.

     Areas of strength for the Fund included Consumer Non-Durables and Health Care. Areas that detracted from performance were Energy, Consumer Services, and Consumer Durables. Furthermore, the Fund has had a significant weight in the smallest of the small cap stocks (microcaps), which have significantly underperformed in the past 12 months. However, we believe this is an area in which our bottom-up research process adds the most value and outperformance over full market and economic cycles.

     The past fiscal year was without a doubt one of the most challenging environments in our collective investing history. It began late last summer with the quant fund implosion, coasted into the spring with the rescue of several financial companies and culminated with the recently approved government bailout. Although we are uncertain how the recovery is going to work, we are certain the US government is not asleep at the switch. In looking at previous financial turmoils, it is very difficult to bet against the US government. It has almost limitless resources, an infinite holding period, the lowest cost of capital, and the ability to change the rules at will. It is for these reasons that we have become more aggressive, particularly in finance, than we have been in several years.

     There is no doubt that we are not out of the woods yet. One only has to look at Treasury yields, the Chicago Board Exchange Volatility Index, or the bulls/bears sentiment to realize that investors lack confidence. While we are unsure of how the next three months will develop, the often-rumored demise of the American financial system has always been just that - a rumor. We have always managed our portfolio with a contrarian mindset and tend to think that the best opportunities to buy, whether it be stocks or markets, present themselves when negative sentiment runs rampant.

Sincerely,

Richard Shuster and Gregory Weiss
WPG Small Cap Value Fund
Portfolio Managers

--------------------
Small and mid size company stocks are generally riskier than large company stocks due to greater volatility and less liquidity. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.


--------------------------------------------------------------------------------
   TOP TEN POSITIONS (AS OF 8/31/08)             % OF NET ASSETS
--------------------------------------------------------------------------------
   MDC Partners, Inc., Class A                       5.65%
   Alliance One International, Inc.                  2.86%
   ICF International, Inc.                           2.68%
   Meadowbrook Insurance Group, Inc.                 2.55%
   Holly Corp.                                       2.46%
   Libbey, Inc.                                      2.44%
   Lifetime Brands, Inc.                             2.22%
   ICU Medical, Inc.                                 2.15%
   Valassis Communications, Inc.                     1.87%
   CapLease, Inc. (REIT)                             1.75%

--------------------------------------------------------------------------------
   PORTFOLIO REVIEW (AS OF 8/31/08)
--------------------------------------------------------------------------------
   P/E: Price/Earnings                               13.9x
   P/B: Price/Book                                    1.3x
   Holdings                                             97
   Wtd. Average Mkt. Cap. (mil)                       $659
   ROE: Return on Equity                               4.0
   OROA: Operating Return
     on Operating Assets                              22.9


Portfolio holdings are subject to change at any time.


18  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO WPG SMALL CAP VALUE FUND (unaudited) (concluded)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
      Robeco WPG Small Cap Value Fund Institutional Class vs. Russell Index


[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

         WPG Small Cap Value               Russell 2000(R)
       Fund--Institutional Class             Value Index

8/3/98         $10,000                      $10,000
11/30/98        11,049                       11,173
2/28/99         10,290                       10,493
5/31/99         11,987                       11,705
8/31/99         12,727                       11,408
11/30/99        15,809                       11,013
2/28/00         22,929                       11,729
5/31/00         17,179                       11,672
7/31/00         21,433                       12,968
11/31/00        16,276                       12,586
2/28/01         15,411                       14,302
5/31/01         16,102                       15,103
8/31/01         14,163                       15,305
11/30/01        14,231                       14,975
2/28/02         12,927                       16,201
5/31/02         13,085                       17,431
8/31/02         11,294                       14,449
11/30/02        11,907                       14,705
2/28/03         10,512                       13,220
5/31/03         12,422                       16,125
8/31/03         14,164                       17,870
11/30/03        15,412                       19,838
2/28/04         17,213                       21,680
5/31/04         16,609                       21,095
8/31/04         16,639                       21,354
11/30/04        18,371                       24,544
2/28/05         19,469                       24,639
5/31/05         18,050                       24,282
8/31/05         19,161                       26,181
11/39/05        18,886                       26,515
2/28/06         19,886                       28,484
5/31/06         20,743                       28,704
8/30/06         20,532                       29,510
11/30/06        23,251                       32,208
2/28/07         23,574                       32,570
5/30/07         25,695                       34,530
7/31/07         23,465                       31,472
11/30/07        21,910                       29,565
2/29/08         20,047                       26,996
5/31/08         20,406                       29,236
7/31/08         19,899                       29,105


The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1998 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell index is unmanaged, does not incur expenses and is not available for investment.




----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                       1 YEAR        3 YEAR     5 YEAR     10 YEAR
                                                       --------     --------   --------   ---------
  WPG Small Cap Value Fund -- Institutional Class       (15.12)%      1.27%      7.04%      7.12%
  Russell 2000(R) Value Index                            (7.52)%      3.59%     10.25%     11.28%
----------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.47%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.



                                                       ANNUAL REPORT 2008  |  19

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBECO WPG 130/30 LARGE CAP CORE FUND (unaudited)
--------------------------------------------------------------------------------


Dear Shareholder:

     The Robeco WPG 130/30 Large Cap Core Fund underperformed the S&P 500(R) Index, its primary benchmark, for the fiscal year (September 1, 2007 to August 31, 2008). During the reporting period, the Fund returned -15.84% (Institutional share class) versus -11.14% for the S&P 500(R) Index.

     The Fund operated in an extremely challenging environment for quantitative based strategies. Beginning in August 2007, a liquidity crisis precipitated by losses in mortgage-related fixed income securities resulted in massive deleveraging and liquidations, primarily by quantitative hedge funds. Liquidation and short covering by hedge funds put price pressure on stocks with low valuations (e.g. low P/E stocks) and drove performance for high valuation stocks during the second half of 2007.

     The market focus shifted away from valuation and towards stocks with strong price and earnings momentum. As a result, value-oriented stock selection factors did a poor job of predicting stock returns. This was the case in 8 out of 12 months during the fiscal year. Conversely, momentum-based factors were strong predictors of stock returns during 9 of the last 12 months. The trend shifted back to valuation factors beginning in July 2008, when recession fears led investors to sell high momentum stocks, particularly in the energy and basic materials sectors, in favor of buying deep value such as large banks.

     This created a challenging environment for disciplined, quantitative strategies, such as the one used at Robeco WPG. Our investment process utilizes both momentum- and valuation-based factors to select stocks and the divergence in performance of these factor groups hurt performance. The proprietary stock selection model used to manage the Fund made a very modest positive contribution to performance. As mentioned above, the very significant positive signals delivered by the momentum factors were offset by the negative performance delivered by the value and other factor categories. The technology sector-specific model delivered very modest negative predictive signals.

     In terms of performance attribution, stock selection was the primary driver of underperformance, while investment style risk made a small negative contribution. However, none of the contributions were statistically significant. At the sector level, stocks in the Basic Materials and Industrials sectors made the strongest positive contributions, while stock selection in the Finance,
Consumer Services and Industrials sectors made the strongest positive contributions. Stocks in the Consumer Non-Cyclical, Basic Materials, and Technology sectors made the largest negative contribution.

     The Robeco WPG 130/30 Large Cap Core Fund seeks to identify stocks that are quantitatively attractive because of rising price momentum and earnings expectations, low relative valuations and high share buybacks. All stocks in the selection universe are scored according to their exposure to each factor. Using a dynamic weighting process, factor scores are combined into a composite score or alpha used to select stocks. A sector-specific model is used for technology stocks. The team selects attractively ranked stocks within economic sectors and applies a rigorous portfolio risk management discipline.

Sincerely,


Easton Ragsdale and Peter Albanese
Robeco WPG 130/30 Large Cap Core Fund
Portfolio Managers

--------------------
Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.


--------------------------------------------------------------------------------
   TOP TEN LONG POSITIONS (AS OF 8/31/08)        % OF NET ASSETS
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                 5.15%
   Pfizer, Inc.                                      2.69%
   Walt Disney Co., (The)                            2.38%
   Hewlett-Packard Co.                               2.10%
   Caterpillar, Inc.                                 2.08%
   Occidental Petroleum Corp.                        2.02%
   STMicroelectronics N.V.                           1.98%
   Avon Products, Inc.                               1.92%
   Charles Schwab Corp., (The)                       1.90%
   International Business Machines Corp.             1.86%

--------------------------------------------------------------------------------
   PORTFOLIO REVIEW (AS OF 8/31/08)
--------------------------------------------------------------------------------
   P/E: Price/Earnings                               12.0x
   P/B: Price/Book                                    2.3x
   Holdings                                            189
   Wtd. Average Mkt. Cap. (mil)                    $76,816
   ROE: Return on Equity                              23.3
   OROA: Operating Return
     on Operating Assets                              52.4

Portfolio holdings are subject to change at any time.


20  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO WPG 130/30 LARGE CAP CORE FUND (unaudited) (concluded)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
  Robeco WPG 130/30 Large Cap Core Fund Institutional Class vs. Various Indices


[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]


       WPG 130/30 Large Cap      S&P 500(R)          Russell 1000(R)
          Core Fund              Stock Index          Growth Index

8/31/98     $10,000               $10,000               $10,000
11/30/98     12,082                12,203                12,519
2/28/99      12,395                13,027                13,789
5/31/99      12,296                13,740                14,088
8/31/99      12,496                13,980                14,833
11/30/99     13,300                14,752                16,461
2/28/00      13,981                14,556                18,168
5/31/00      14,386                15,181                17,607
8/31/00      16,163                16,264                19,795
11/30/00     13,635                14,132                14,558
2/28/01      12,607                13,364                12,512
5/31/01      12,530                13,580                12,377
8/31/01      10,865                12,298                10,823
11/30/01     11,347                12,404                11,240
2/28/02      11,015                12,092                10,563
5/31/02      10,486                11,699                 9,794
8/31/02       8,684                10,085                 8,424
11/30/02      9,239                10,356                 8,690
2/28/03       8,168                 9,350                 7,857
5/31/03       9,432                10,757                 9,024
8/31/03      10,120                11,302                 9,609
11/30/03     10,546                11,919                10,146
2/28/04      11,127                12,952                10,780
5/31/04      10,852                12,728                10,651
8/31/04      10,142                12,596                10,125
11/30/04     10,946                13,451                10,738
2/28/05      11,093                13,854                10,902
5/31/05      10,966                13,774                11,008
8/31/05      11,411                14,177                11,355
11/30/05     11,812                14,584                11,784
2/28/06      12,151                15,015                11,935
5/31/06      11,949                14,963                11,685
8/31/06      12,107                15,434                11,773
11/30/06     12,933                16,659                12,771
2/28/07      13,109                16,813                12,896
5/31/07      14,378                18,374                14,065
8/31/07      14,012                17,771                13,858
11/30/07     14,310                17,946                14,380
2/29/08      12,595                16,208                12,948
5/31/08      13,216                17,143                14,041
8/31/08      11,784                15,791                12,921


The chart assumes a hypothetical $10,000 initial investment in the Fund made on August 31, 1998 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the indices are unmanaged, does not incur expenses and are not available for investment.

----------------------------------------------------------------------------------------------------------
                        For Periods Ended August 31, 2008
                           Average Annual Total Return

                                                       1 YEAR        3 YEAR     5 YEAR     10 YEAR
                                                       --------     --------    --------   --------
  WPG 130/30 Large Cap Core Fund --
    Institutional Class                                 (15.84)%       1.11%      3.11%     1.66%
  S&P 500(R) Index(1)                                   (11.14)%       3.67%      6.92%     4.68%
  Russell 1000(R) Growth Index(1)                        (6.77)%       4.39%      6.09%     2.59%
----------------------------------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO (INCLUDING INTEREST AND DIVIDEND EXPENSE ON SHORT SALES), AS STATED IN THE CURRENT PROSPECTUS IS 2.73%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR
PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) Effective September 4, 2007, the Robeco WPG 130/30 Large Cap Core Fund changed its benchmark from the Russell 1000(R) Growth Index to the S&P 500(R) Index because Robeco believes that the S&P 500(R) Index is a more appropriate benchmark against which to measure the Fund's performance. Effective September 4, 2007, the Fund's name was changed to Robeco WPG 130/30 Large Cap Core Fund in connection with a change in the Fund's investment strategy to a 130/30 strategy. Performance prior to September 4, 2007 reflects the Fund's prior investment strategies that did not include short selling.


                                                       ANNUAL REPORT 2008  |  21

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SAM SUSTAINABLE CLIMATE FUND (unaudited)
--------------------------------------------------------------------------------


Dear Shareholder:

     We were excited to launch the SAM Sustainable Climate Fund on October 1, 2007. The SAM Sustainable Climate Fund outperformed the MSCI World(R) Index, its primary benchmark, for the reporting period (October 1, 2007 to August 31, 2008). During the reporting period, the Fund returned -16.40% (Institutional and Investor share classes) versus -16.92% for the MSCI World(R) Index.

     Areas of strength for the Fund included the Consumer Services sector. Areas that detracted from performance were Capital Goods, Basic Industries and Technology. Over the reporting period, we maintained a significant weight in the renewable energies sector, which was subject to profit taking during June. However, we also maintained and gradually increased our positions in the "Mitigation" investment cluster, which provided positive contributions. We believe this is an area in which our bottom-up research process adds the most value and outperformance over full market and economic cycles.

     The past fiscal year was challenging. Given the fast deterioration of the credit markets, it will take time to restore investors' confidence. However, the strategic interest to reduce the dependency on imported oil, as well as the challenges to reduce CO2 emissions continue to be very strong medium- to long-term growth drivers for the companies in our portfolio. SAM believes that the mid- to long-term perspectives for those companies that are able to reduce or mitigate the effects of climate change continue to look bright, and public awareness is clearly there and increasing, particularly in the US. Furthermore, many companies in our portfolio are currently trading at very attractive valuations.

     We are confident that by the end of 2008 we could see stronger market conditions, and have positioned our portfolio accordingly. As we have done in the past, we will continue to pursue a disciplined investment process. We will be basing decisions on thorough fundamental analysis and seizing opportunities in companies that are actively engaged in the field of climate mitigation, adaptation and response.

Sincerely,

Dr. Thiemo Lang
Senior Portfolio Manager, SAM Sustainable Climate Fund

--------------------
Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.




--------------------------------------------------------------------------------
   TOP TEN POSITIONS (AS OF 8/31/08)             % OF NET ASSETS
--------------------------------------------------------------------------------
   Verbund-Oesterreichische
   Elektrizitaetswirtschafts AG                      4.73%
   Vestas Wind Systems A/S                           3.33%
   Fortum Oyj                                        3.30%
   Tetra Tech, Inc.                                  3.11%
   Yingli Green Energy Holding Co. Ltd. - ADR        2.84%
   Prysmian SpA                                      2.67%
   Sunpower Corp., Class A                           2.65%
   Jacobs Engineering Group, Inc.                    2.61%
   Greentech Energy Systems                          2.60%
   Syngenta AG                                       2.56%

--------------------------------------------------------------------------------
   PORTFOLIO REVIEW (AS OF 8/31/08)
--------------------------------------------------------------------------------
   P/E: Price/Earnings                               17.3x
   P/B: Price/Book                                    2.6x
   Holdings                                             50
   Wtd. Average Mkt. Cap. (mil)                    $13,854
   ROE: Return on Equity                              19.4
   OROA: Operating Return
     on Operating Assets                              22.8


Portfolio holdings are subject to change at any time.


22  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SAM SUSTAINABLE CLIMATE FUND (unaudited) (continued)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
      SAM Sustainable Climate Fund Institutional Class vs. MSCI World Index



[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                   SAM Sustainable
                    Climate Fund--
                  Institutional Class     MSCI World Index

10/2/07                $10,000                $10,000
10/31/07                10,510                 10,202
11/30/07                 9,930                  9,784
12/31/07                10,160                  9,658
1/31/08                  8,610                  8,920
2/29/08                  8,720                  8,869
3/31/08                  8,800                  8,783
4/30/08                  9,360                  9,245
5/31/08                  9,880                  9,386
6/30/08                  9,150                  8,637
7/31/08                  8,630                  8,426
8/31/08                  8,360                  8,309

The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.


--------------------------------------------------------------------------------
                        For Period Ended August 31, 2008
                                  Total Return

                                                                SINCE
                                                             INCEPTION(1)
                                                           ---------------
  SAM Sustainable Climate Fund -- Institutional Class          (16.40)%
  MSCI World Index                                             (16.92)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.49%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period October 1, 2007 (commencement of operations) through August 31, 2008.



                                                       ANNUAL REPORT 2008  |  23

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SAM SUSTAINABLE CLIMATE FUND (unaudited) (concluded)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
        SAM Sustainable Climate Fund Investor Class vs. MSCI World Index


[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                    SAM Sustainable
                     Climate Fund--
                     Investor Class     MSCI World Index

10/2/07                $10,000              $10,000
10/31/07                10,510               10,202
11/30/07                 9,930                9,784
12/31/07                10,160                9,658
1/31/08                  8,610                8,920
2/29/08                  8,720                8,869
3/31/08                  8,800                8,783
4/30/08                  9,360                9,245
5/31/08                  9,880                9,386
6/30/08                  9,150                8,637
7/31/08                  8,630                8,426
8/31/08                  8,360                8,309

The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2008
                                  Total Return

                                                                SINCE
                                                             INCEPTION(1)
                                                           ---------------
  SAM Sustainable Climate Fund -- Investor Class               (16.40)%
  MSCI World Index                                             (16.92)%
--------------------------------------------------------------------------------


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.74%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period October 1, 2007 (commencement of operations) through August 31, 2008.


24  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SAM SUSTAINABLE WATER FUND (unaudited)
--------------------------------------------------------------------------------


Dear Shareholder:

     We were excited to launch the SAM Sustainable Water Fund on October 1, 2007. The SAM Sustainable Water Fund outperformed the MSCI World(R) Index, its primary benchmark, for the reporting period (October 1, 2007 to August 31, 2008). During the reporting period, the Fund returned -12.20% (Institutional and Investor share classes) versus -16.92% for the MSCI World(R) Index.

     Areas that detracted from performance were Capital Goods and Consumer Services. We maintained an underweight in water Utilities due to less attractive valuations and lower growth rates than the rest of the water value chain, and we continue to maintain this underweight. Over the reporting period, the portfolio saw a performance-driven shift from Asian companies to U.S. companies; however, after the correction in the Asian markets, we plan to start reinvesting in Asian companies. We believe this is an area which will add outperformance over full market and economic cycles.

     We continue to prefer stocks from the "Water & Nutrition", "Advanced Treatment", and "Efficient Use of Water" clusters. We believe that the majority of the companies in the aforementioned clusters shall be less dependent on economic cycles and, in general, have good visibility and strong growth momentum. We also plan to invest selectively in attractively valued stocks in the "Distribution & Management" cluster. Although the industrial companies in this part of the value chain are generally more cyclical, we believe some of the companies are currently undervalued.

     While the past fiscal year was challenging, the outlook for the water industry has not changed. The long-term trends in the water sector remain intact and we believe the water sector will be less impacted by business cycles than others. We consider investments in companies that are part of the water value chain very attractive because water companies benefit from the long-term trends and challenges such as water shortages, water quality issues, aging infrastructure and climate change. All of these trends are intact and will create an attractive environment for companies active in the value water chain.

Sincerely,


Dieter Kuffer
Senior Portfolio Manager, SAM Sustainable Water Fund

--------------------
Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment.


--------------------------------------------------------------------------------
   TOP TEN POSITIONS (AS OF 8/31/08)             % OF NET ASSETS
--------------------------------------------------------------------------------
   ITT Corp.                                         5.39%
   Danaher Corp.                                     4.90%
   Veolia Environnement                              4.67%
   Geberit AG                                        4.41%
   Thermo Fisher Scientific, Inc.                    4.18%
   Pall Corp.                                        4.16%
   Koninklijke Boskalis Westminster NV               3.83%
   Chaoda Modern Agriculture                         3.56%
   Andritz AG                                        3.53%
   Roper Industries, Inc.                            3.02%

--------------------------------------------------------------------------------
   PORTFOLIO REVIEW (AS OF 8/31/08)
--------------------------------------------------------------------------------
   P/E: Price/Earnings                               15.5x
   P/B: Price/Book                                    2.4x
   Holdings                                             63
   Wtd. Average Mkt. Cap. (mil)                    $10,909
   ROE: Return on Equity                              19.0
   OROA: Operating Return
     on Operating Assets                              35.4


Portfolio holdings are subject to change at any time.



                                                       ANNUAL REPORT 2008  |  25

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SAM SUSTAINABLE WATER FUND (unaudited) (continued)
--------------------------------------------------------------------------------


             Comparison of Change in Value of $10,000 Investment in
       SAM Sustainable Water Fund Institutional Class vs. MSCI World Index



[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                    SAM Sustainable
             Water Fund--Institutional Class    MSCI World Index

10/2/07                $10,000                    $10,000
10/31/07                10,220                     10,202
11/30/07                 9,870                      9,784
12/31/07                 9,900                      9,658
1/31/08                  8,820                      8,920
2/29/08                  9,150                      8,869
3/31/08                  8,910                      8,783
4/30/08                  9,370                      9,245
5/31/08                  9,790                      9,386
6/30/08                  9,010                      8,637
7/31/08                  8,810                      8,426
8/31/08                  8,780                      8,309


The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.


--------------------------------------------------------------------------------
                        For Period Ended August 31, 2008
                                  Total Return

                                                                  SINCE
                                                               INCEPTION(1)
                                                             ---------------
  SAM Sustainable Water Fund -- Institutional Class              (12.20)%
  MSCI World Index                                               (16.92)%
--------------------------------------------------------------------------------


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.49%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.


(1) For the period October 1, 2007 (commencement of operations) through August 31, 2008.


26  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SAM SUSTAINABLE WATER FUND (unaudited) (concluded)
--------------------------------------------------------------------------------

             Comparison of Change in Value of $10,000 Investment in
         SAM Sustainable Water Fund Investor Class vs. MSCI World Index


[GRAPH OMITTED]
[EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS]

                   SAM Sustainable
              Water Fund--Investor Class        MSCI World Index

10/2/07                $10,000                    $10,000
10/31/07                10,220                     10,202
11/30/07                 9,870                      9,784
12/31/07                 9,900                      9,658
1/31/08                  8,820                      8,920
2/29/08                  9,150                      8,869
3/31/08                  8,910                      8,783
4/30/08                  9,370                      9,245
5/31/08                  9,790                      9,386
6/30/08                  9,010                      8,637
7/31/08                  8,810                      8,426
8/31/08                  8,780                      8,309


The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

--------------------------------------------------------------------------------
                        For Period Ended August 31, 2008
                                  Total Return

                                                                SINCE
                                                             INCEPTION(1)
                                                           ---------------
  SAM Sustainable Water Fund -- Investor Class                  (12.20)%
  MSCI World Index                                              (16.92)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ROBECO INVESTMENT MANAGEMENT, INC. WAIVED A PORTION OF ITS ADVISORY FEE AND AGREED TO REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, IF NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO ASSUMPTION OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS IS 1.74%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED BY THE FUND FOR THE PERIOD COVERED BY THIS REPORT. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-261-4073 OR VISIT OUR WEB SITE AT WWW.ROBECOINVEST.COM.

(1) For the period October 1, 2007 (commencement of operations) through August 31, 2008.


                                                       ANNUAL REPORT 2008  |  27

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND EXPENSE EXAMPLES (unaudited)
--------------------------------------------------------------------------------

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2008 through August 31, 2008, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE TABLE

                                             BEGINNING ACCOUNT         ENDING ACCOUNT      ANNUALIZED         EXPENSES
                                                   VALUE                   VALUE            EXPENSE          PAID DURING
                                               MARCH 1, 2008          AUGUST 31, 2008        RATIO             PERIOD*
                                            ------------------       -----------------    -----------       -------------
----------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
----------------------------------------------
INSTITUTIONAL
Actual ....................................      $1,000.00               $1,026.80            1.17%             $ 5.96
Hypothetical ..............................       1,000.00                1,019.18            1.17                5.95

INVESTOR
Actual ....................................      $1,000.00               $1,025.10            1.42%             $ 7.23
Hypothetical ..............................       1,000.00                1,017.91            1.42                7.22

---------------------------------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
---------------------------------------------
INSTITUTIONAL
Actual ....................................      $1,000.00               $1,053.10            4.37%(1)          $22.55
Hypothetical ..............................       1,000.00                1,002.89            4.37(1)            22.25

INVESTOR
Actual ....................................      $1,000.00               $1,052.00            4.62%(1)          $23.83
Hypothetical ..............................       1,000.00                1,001.62            4.62(1)            23.52

-------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
-------------------------------------------
INSTITUTIONAL
Actual ....................................      $1,000.00               $  969.50            0.75%             $ 3.71
Hypothetical ..............................       1,000.00                1,021.32            0.75                3.82

INVESTOR
Actual ....................................      $1,000.00               $  967.00            1.00%             $ 4.94
Hypothetical ..............................       1,000.00                1,020.05            1.00                5.09

28  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND EXPENSE EXAMPLES (unaudited) (continued)
--------------------------------------------------------------------------------

                                             BEGINNING ACCOUNT         ENDING ACCOUNT      ANNUALIZED         EXPENSES
                                                   VALUE                   VALUE            EXPENSE          PAID DURING
                                               MARCH 1, 2008          AUGUST 31, 2008        RATIO             PERIOD*
                                            ------------------       -----------------    -----------       -------------
-----------------------------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
-----------------------------------------
INSTITUTIONAL
Actual ....................................      $1,000.00               $1,023.00            1.00%             $ 5.09
Hypothetical ..............................       1,000.00                1,020.05            1.00                5.09

INVESTOR
Actual ....................................      $1,000.00               $1,021.40            1.25%             $ 6.35
Hypothetical ..............................       1,000.00                1,018.77            1.25                6.34

-----------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
-----------------------------------------
INSTITUTIONAL
Actual ....................................      $1,000.00               $  986.90            0.95%             $ 4.74
Hypothetical ..............................       1,000.00                1,020.30            0.95                4.84

INVESTOR
Actual ....................................      $1,000.00               $  986.20            1.20%             $ 5.99
Hypothetical ..............................       1,000.00                1,019.03            1.20                6.11

-------------------------------
ROBECO WPG SMALL CAP VALUE FUND
-------------------------------
INSTITUTIONAL
Actual ....................................      $1,000.00               $  993.50            1.67%             $ 8.37
Hypothetical ..............................       1,000.00                1,016.64            1.67                8.50

-------------------------------------
ROBECO WPG 130/30 LARGE CAP CORE FUND
-------------------------------------
INSTITUTIONAL
Actual ....................................      $1,000.00               $  935.60            2.11%(2)          $10.27
Hypothetical ..............................       1,000.00                1,014.40            2.11(2)            10.74

----------------------------
SAM SUSTAINABLE CLIMATE FUND
----------------------------
INSTITUTIONAL
Actual ....................................      $1,000.00               $  958.70            1.50%             $ 7.39
Hypothetical ..............................       1,000.00                1,017.50            1.50                7.64

INVESTOR
Actual ....................................      $1,000.00               $  958.70            1.75%             $ 8.62
Hypothetical ..............................       1,000.00                1,016.23            1.75                8.91

--------------------------
SAM SUSTAINABLE WATER FUND
--------------------------
INSTITUTIONAL
Actual ....................................      $1,000.00               $  959.60            1.50%             $ 7.39
Hypothetical ..............................       1,000.00                1,017.50            1.50                7.64

INVESTOR
Actual ....................................      $1,000.00               $  959.60            1.75%             $ 8.62
Hypothetical ..............................       1,000.00                1,016.23            1.75                8.91

* Expenses are equal to the Fund's annualized six-month expense ratios in the table below, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

(1) These amounts include dividends paid on securities which the Fund has sold short ("short-sale dividends") and related interest expense. The amount of short-sale dividends and related interest expense was 1.87% of average net assets for the most recent fiscal half-year.

(2) These amounts include dividends paid on securities which the Fund has sold short ("short-sale dividends") and interest expense on borrowings. The amount of short-sale dividends and interest expense was 0.71% of average net assets for the most recent fiscal half-year.



                                                       ANNUAL REPORT 2008  |  29

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2008 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS SUMMARY TABLES
--------------------------------------------------------------------------------


ROBECO BOSTON PARTNERS
SMALL CAP VALUE FUND II

                                      % of Net
Security Type/Sector Classification     Assets           Value
------------------------------------  -----------     ------------

COMMON STOCK
   Consumer Services .............       23.0%        $ 28,125,437
   Finance .......................       18.6           22,671,308
   Health Care ...................       10.5           12,812,318
   Capital Goods .................       10.1           12,343,125
   Technology ....................        8.9           10,921,479
   Consumer Non-Durables .........        6.2            7,566,076
   Consumer Durables .............        4.8            5,807,484
   REITS .........................        4.0            4,862,339
   Energy ........................        4.0            4,839,456
   Basic Industries ..............        2.9            3,563,256
   Utilities .....................        1.9            2,276,657
   Transportation ................        1.2            1,456,839
   Communications ................        0.5              650,210
   Other .........................        2.6            3,177,869

SHORT-TERM INVESTMENT ............        1.0            1,231,398

LIABILITIES IN EXCESS OF
   OTHER ASSETS ..................       (0.2)            (283,636)
                                        -----         ------------
NET ASSETS .......................      100.0%        $122,021,615
                                        =====         ============

----------------
Portfolio holdings are subject to change at any time.




ROBECO BOSTON PARTNERS
LONG/SHORT EQUITY FUND

                                      % of Net
Security Type/Sector Classification     Assets           Value
------------------------------------  -----------     ------------

DOMESTIC COMMON STOCK
   Finance .......................       20.3%        $  8,987,009
   Technology ....................       18.8            8,280,478
   Consumer Services .............       16.3            7,189,847
   Health Care ...................       13.2            5,847,579
   Capital Goods .................        9.0            3,970,271
   Consumer Non-Durables .........        6.3            2,797,326
   Energy ........................        4.5            2,001,057
   Communications ................        4.1            1,806,064
   Consumer Durables .............        1.8              777,634
   Basic Industries ..............        1.8              770,345
   Transportation ................        1.2              537,756
   Other .........................        1.6              684,909

SHORT-TERM INVESTMENT ............       14.9            6,587,468

WARRANTS .........................        0.0                    0

SECURITIES SOLD SHORT ............      (25.6)         (11,291,671)

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................       11.8            5,204,153
                                        -----         ------------
NET ASSETS .......................      100.0%        $ 44,150,225
                                        =====         ============

----------------
Portfolio holdings are subject to change at any time.




ROBECO BOSTON PARTNERS
LARGE CAP VALUE FUND

                                      % of Net
Security Type/Sector Classification     Assets           Value
------------------------------------  -----------     ------------

COMMON STOCK
   Finance .......................       25.8%         $15,522,281
   Technology ....................       14.0            8,434,543
   Energy ........................       13.2            7,963,006
   Health Care ...................       12.8            7,671,606
   Consumer Services .............       11.9            7,143,804
   Consumer Non-Durables .........        9.2            5,559,784
   Capital Goods .................        6.4            3,861,695
   Utilities .....................        1.8            1,085,412
   Communications ................        1.5              887,914
   Basic Industries ..............        0.6              376,532
   Transportation ................        0.5              301,043
   REIT ..........................        0.5              290,299

SHORT-TERM INVESTMENT ............        1.4              831,042

OTHER ASSETS IN EXCESS OF
   LIABILITIES ...................        0.4              249,405
                                        -----          -----------
NET ASSETS .......................      100.0%         $60,178,366
                                        =====          ===========

----------------
Portfolio holdings are subject to change at any time.




ROBECO BOSTON PARTNERS
MID CAP VALUE FUND

                                      % of Net
Security Type/Sector Classification     Assets           Value
------------------------------------  -----------     ------------

COMMON STOCK
   Finance .......................       21.2%         $11,063,333
   Technology ....................       15.4            8,027,059
   Consumer Services .............       14.6            7,626,876
   Capital Goods .................        7.2            3,769,008
   Health Care ...................        6.5            3,424,552
   REITS .........................        5.3            2,751,480
   Utilities .....................        5.1            2,649,409
   Energy ........................        4.9            2,587,234
   Consumer Non-Durables .........        4.8            2,516,018
   Basic Industries ..............        4.8            2,484,721
   Consumer Durables .............        2.7            1,409,462
   Communications ................        1.7              879,782
   Transportation ................        1.0              546,328

SHORT-TERM INVESTMENT ............        4.4            2,313,613

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................        0.4              208,390
                                        -----          -----------
NET ASSETS .......................      100.0%         $52,257,265
                                        =====          ===========
----------------
Portfolio holdings are subject to change at any time.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


30  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2008 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS SUMMARY TABLES
--------------------------------------------------------------------------------

ROBECO BOSTON PARTNERS
ALL-CAP VALUE FUND

                                      % of Net
Security Type/Sector Classification     Assets           Value
------------------------------------  -----------     ------------

COMMON STOCK
   Finance .......................       29.9%         $16,434,248
   Health Care ...................       14.2            7,804,699
   Technology ....................       11.6            6,415,874
   Consumer Non-Durables .........        9.6            5,291,771
   Energy ........................        9.5            5,206,372
   Consumer Services .............        8.8            4,843,982
   Capital Goods .................        4.5            2,460,095
   Communications ................        2.9            1,610,740
   REITS .........................        2.4            1,339,231
   Consumer Durables .............        0.9              485,483
   Utilities .....................        0.7              386,183

SHORT-TERM INVESTMENT ............        3.4            1,888,430

CORPORATE BONDS ..................        1.9            1,030,779

WARRANTS .........................        0.0                  323

OPTIONS WRITTEN ..................       (0.5)            (288,754)

OTHER ASSETS IN EXCESS OF
   LIABILITIES ...................        0.2              103,697
                                        -----          -----------
NET ASSETS .......................      100.0%         $55,013,153
                                        =====          ===========
----------------
Portfolio holdings are subject to change at any time.




ROBECO WPG SMALL CAP VALUE FUND

                                      % of Net
Security Type/Sector Classification     Assets           Value
------------------------------------  -----------     ------------

COMMON STOCK
   Finance .......................       31.2%        $ 13,476,237
   Commercial Services ...........       12.8            5,523,234
   Consumer Non-Cyclical .........        9.3            4,006,298
   Health Care ...................        7.4            3,170,489
   Technology ....................        6.8            2,937,868
   Energy ........................        6.3            2,725,112
   Consumer Cyclical .............        5.8            2,504,246
   Consumer Services .............        5.0            2,143,304
   Utilities .....................        4.2            1,817,846
   Transportation ................        1.6              694,813
   Industrial ....................        1.4              613,320
   Basic Materials ...............        0.5              222,259

SHORT-TERM INVESTMENT ............        7.2            3,098,881

OTHER ASSETS IN EXCESS OF
   LIABILITIES ...................        0.5              199,294
                                        -----          -----------
NET ASSETS .......................      100.0%         $43,133,201
                                        =====          ===========
----------------
Portfolio holdings are subject to change at any time.




ROBECO WPG 130/30 LARGE CAP
CORE FUND

                                      % of Net
Security Type/Sector Classification     Assets           Value
------------------------------------  -----------     ------------

DOMESTIC COMMON STOCK
   Technology ....................       24.6%         $ 3,329,382
   Finance .......................       18.9            2,546,251
   Health Care ...................       16.9            2,278,295
   Energy ........................       15.7            2,123,131
   Consumer Non-Cyclical .........       10.6            1,437,719
   Consumer Cyclical .............        8.6            1,163,494
   Industrial ....................        7.4            1,005,772
   Basic Materials ...............        6.5              879,565
   Consumer Services .............        6.3              846,858
   Utilities .....................        4.3              578,687
   Telecommunications ............        4.2              571,199
   Transportation ................        2.3              306,571
   Commercial Services ...........        2.2              295,709
   Other .........................        0.9              120,344

SECURITIES SOLD SHORT ............      (29.7)          (4,014,130)

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................        0.3               32,923
                                        -----          -----------
NET ASSETS .......................      100.0%         $13,501,770
                                        =====          ===========
----------------
Portfolio holdings are subject to change at any time.




SAM SUSTAINABLE CLIMATE FUND

                                      % of Net
Security Type/Sector Classification     Assets           Value
------------------------------------  -----------     ------------

COMMON STOCK
   United States .................       31.2%          $1,148,109
   Denmark .......................        7.3              268,365
   Germany .......................        7.1              260,441
   Austria .......................        7.0              258,221
   Finland .......................        6.2              227,985
   Canada ........................        5.7              210,262
   China .........................        5.1              186,208
   Switzerland ...................        4.7              173,455
   Italy .........................        3.9              142,252
   Brazil ........................        3.7              135,045
   Netherlands ...................        2.9              107,507
   Norway ........................        1.7               62,330
   Japan .........................        1.5               56,706
   Greece ........................        1.2               42,251
   Sweden ........................        1.0               36,450
   Spain .........................        0.9               33,242

SHORT-TERM INVESTMENT ............        9.3              344,544

LIABILITIES IN EXCESS OF
   OTHER ASSETS ..................       (0.4)             (16,463)
                                        -----           ----------
NET ASSETS .......................      100.0%          $3,676,910
                                        =====           ==========
----------------
Portfolio holdings are subject to change at any time.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       ANNUAL REPORT 2008  |  31

ROBECO INVESTMENT FUNDS                              AUGUST 31, 2008 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS SUMMARY TABLES
--------------------------------------------------------------------------------



SAM SUSTAINABLE WATER FUND
                                      % of Net
Security Type/Sector Classification     Assets           Value
------------------------------------  -----------     ------------

COMMON STOCK
   United States .................       39.1%          $1,758,114
   Netherlands ...................       12.4              559,435
   France ........................        7.3              326,865
   Switzerland ...................        6.4              286,500
   Hong Kong .....................        5.6              252,282
   United Kingdom ................        3.9              173,984
   Austria .......................        3.8              173,544
   Germany .......................        3.7              166,667
   Canada ........................        3.3              146,861
   Brazil ........................        1.7               76,160
   Japan .........................        1.6               70,866
   Singapore .....................        1.5               66,518
   Australia .....................        1.3               58,382
   China .........................        1.1               51,637
   Spain .........................        0.6               25,417
   Finland .......................        0.5               22,064
   Sweden ........................        0.3               15,952
   Philippines ...................        0.2                7,732

SHORT-TERM INVESTMENT ............        5.0              223,890

RIGHTS ...........................        0.0                    0

OTHER ASSETS IN EXCESS
   OF LIABILITIES ................        0.7               30,770
                                        -----           ----------
NET ASSETS .......................      100.0%          $4,493,640
                                        =====           ==========
----------------
Portfolio holdings are subject to change at any time.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


32  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II          PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
COMMON STOCK--99.2%
BASIC INDUSTRIES--2.9%
   Neenah Paper, Inc. ..........................     15,665   $    304,214
   Rock-Tenn Co., Class A ......................     25,990        953,313
   Schweitzer-Mauduit International, Inc. ......     35,855        679,811
   Silgan Holdings, Inc. .......................      6,940        363,240
   USEC, Inc.* .................................    219,215      1,262,678
                                                              ------------
                                                                 3,563,256
                                                              ------------
CAPITAL GOODS--10.1%
   Actuant Corp., Class A ......................     16,065        506,851
   Acuity Brands, Inc. .........................     25,765      1,121,035
   Beacon Roofing Supply, Inc.* ................    120,470      1,961,252
   Brady Corp., Class A ........................     23,893        877,112
   Drew Industries, Inc.* ......................     30,290        485,549
   Granite Construction, Inc. ..................     17,770        651,804
   Griffon Corp.* ..............................     31,850        390,162
   Lennox International, Inc. ..................     48,280      1,786,360
   LSI Industries, Inc. ........................     29,250        252,427
   NN, Inc. ....................................     50,760        833,479
   RBC Bearings, Inc.* .........................     10,955        437,543
   Rofin-Sinar Technologies, Inc.* .............      8,985        363,174
   Toro Co. ....................................     21,640        884,427
   Trimas Corp.* ...............................     34,700        268,231
   WD-40 Co. ...................................     12,735        444,324
   Wesco International, Inc.* ..................     28,080      1,079,395
                                                              ------------
                                                                12,343,125
                                                              ------------
COMMUNICATIONS--0.5%
   EarthLink, Inc.* ............................     69,765        650,210
                                                              ------------
CONSUMER DURABLES--4.8%
   Champion Enterprises, Inc.* .................    184,990        904,601
   MDC Holdings, Inc. ..........................     21,485        890,553
   Natuzzi S.p.A. - ADR* .......................     36,050        113,558
   Pulte Homes, Inc. ...........................     64,955        942,497
   Tempur-Pedic International, Inc. ............    174,750      1,976,422
   Thor Industries, Inc. .......................     37,115        852,903
   Winnebago Industries, Inc. ..................     11,185        126,950
                                                              ------------
                                                                 5,807,484
                                                              ------------
CONSUMER NON-DURABLES--6.2%
   Alliance One International, Inc.* ...........    177,050        711,741
   Brown Shoe Co., Inc. ........................     54,357        826,226
   Crocs, Inc.* ................................     61,110        253,607
   Nu Skin Enterprises, Inc., Class A ..........     92,885      1,555,824
   Oxford Industries, Inc. .....................     27,005        617,064
   RC2 Corp.* ..................................     35,170        885,229
   Skechers U.S.A., Inc., Class A* .............     28,760        549,891
   Steven Madden Ltd.* .........................     34,715        873,082
   Tupperware Brands Corp. .....................      9,115        325,588
   Universal Corp. .............................      5,480        284,522
   Warnaco Group, Inc., (The)* .................     13,250        683,302
                                                              ------------
                                                                 7,566,076
                                                              ------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
CONSUMER SERVICES--23.0%
   ABM Industries, Inc. ........................     31,955    $   839,777
   ACCO Brands Corp.* ..........................     41,500        352,335
   Asbury Automative Group, Inc. ...............     69,250        840,695
   Asset Acceptance Capital Corp.* .............     37,400        405,416
   Avis Budget Group, Inc.* ....................     42,710        325,450
   Bowne & Co., Inc. ...........................     37,670        455,807
   Build-A-Bear Workshop, Inc.* ................     35,845        265,970
   Charlotte Russe Holding, Inc.* ..............     37,090        438,033
   Charming Shoppes, Inc.* .....................    157,260        849,204
   Domino's Pizza, Inc.* .......................     52,180        699,212
   Dress Barn, Inc. (The)* .....................     33,585        546,092
   Ennis, Inc. .................................     29,180        481,762
   G&K Services, Inc., Class A .................     24,642        849,903
   Gevity HR, Inc. .............................     67,630        557,948
   Golfsmith International Holdings, Inc.* .....     69,485        231,385
   Group 1 Automotive, Inc. ....................     24,500        518,420
   Gymboree Corp. (The)* .......................     34,215      1,342,939
   Hertz Global Holdings, Inc.* ................     87,545        832,553
   InfoGROUP, Inc. .............................     67,085        442,761
   Jamba, Inc.* ................................    106,240        142,362
   Kenexa Corp.* ...............................     35,270        815,795
   Knoll, Inc. .................................    118,493      1,951,580
   Live Nation, Inc.* ..........................    100,350      1,610,617
   MAXIMUS, Inc. ...............................     16,560        612,720
   Men's Wearhouse, Inc., (The) ................     34,665        759,163
   Mothers Work, Inc.* .........................     24,020        365,344
   MPS Group, Inc.* ............................     49,860        574,387
   OfficeMax, Inc. .............................     89,020      1,089,605
   PetMed Express, Inc.* .......................     35,451        504,822
   Regis Corp. .................................     34,500        947,370
   Rent-A-Center, Inc.* ........................     64,770      1,467,688
   Schawk, Inc. ................................     31,145        490,845
   School Specialty, Inc.* .....................     12,145        370,423
   Spherion Corp.* .............................    121,275        628,205
   Steiner Leisure Ltd.* .......................     10,795        382,143
   Steinway Musical Instruments* ...............     14,085        407,197
   Universal Technical Institute, Inc.* ........     28,405        487,430
   Valassis Communications, Inc.* ..............     90,505        851,652
   Watson Wyatt Worldwide, Inc., Class A .......     10,875        637,166
   World Fuel Services Corp. ...................     60,856      1,753,261
                                                              ------------
                                                                28,125,437
                                                              ------------
ENERGY--4.0%
   Approach Resources, Inc.* ...................     37,770        528,780
   Bristow Group, Inc.* ........................     25,395      1,035,354
   Compton Petroleum Corp.* ....................     59,470        503,711
   Flotek Industries, Inc.* ....................     54,650        920,853
   Hornbeck Offshore Services, Inc.* ...........     11,360        500,522
   Newpark Resources, Inc.* ....................    101,535        871,170
   Rosetta Resources, Inc.* ....................     20,605        479,066
                                                              ------------
                                                                 4,839,456
                                                              ------------
FINANCE--18.6%
   Advanta Corp., Class B ......................     47,832        364,958



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       ANNUAL REPORT 2008  |  33

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS
SMALL CAP VALUE FUND II (continued)                     PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------



                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
FINANCE--(CONTINUED)
   American Equity Investment Life
     Holding Co. ...............................     50,910   $    467,863
   Amerisafe, Inc.* ............................     48,155        890,386
   Apollo Investment Corp. .....................     46,230        818,271
   Ares Capital Corp. ..........................     49,545        598,999
   Aspen Insurance Holdings Ltd. ...............     27,335        740,779
   CNA Surety Corp.* ...........................     19,560        314,329
   Cowen Group, Inc.* ..........................     37,490        344,158
   FBR Capital Markets Corp.* ..................     45,460        220,481
   Federal Agricultural Mortgage
     Corp., Class C ............................     29,545        865,669
   Fifth Street Finance Corp. ..................     49,985        556,833
   First American Corp. ........................     31,230        789,182
   Gladstone Capital Corp. .....................     21,400        335,124
   Hanover Insurance Group, Inc., (The) ........      7,545        356,350
   Hilb, Rogal & Hobbs Co. .....................      8,730        397,652
   Horace Mann Educators Corp. .................     34,910        520,159
   Infinity Property & Casualty Corp. ..........      8,730        405,945
   IPC Holdings Ltd. ...........................     41,715      1,321,114
   JMP Group, Inc. .............................     91,845        551,070
   KKR Financial Holdings LLC ..................     98,370        922,711
   LandAmerica Financial Group, Inc. ...........     67,650      1,159,521
   Max Capital Group Ltd. ......................     60,115      1,562,990
   National Financial Partners Corp. ...........     47,485        957,772
   Navigators Group, Inc., (The)* ..............     12,155        636,922
   PHH Corp.* ..................................     73,275      1,117,444
   Platinum Underwriters Holdings Ltd. .........     41,175      1,488,476
   ProAssurance Corp.* .........................     19,000      1,024,100
   Quanta Capital Holdings Ltd. ................     79,165        215,329
   Safety Insurance Group, Inc. ................     20,300        872,900
   SeaBright Insurance Holdings, Inc.* .........     24,800        301,072
   State Auto Financial Corp. ..................     24,985        771,287
   United America Indemnity Ltd., Class A* .....     20,460        311,401
   United Rentals, Inc.* .......................     18,185        294,415
   Unitrin, Inc. ...............................      6,880        175,646
                                                              ------------
                                                                22,671,308
                                                              ------------
HEALTH CARE--10.5%
   Centene Corp.* ..............................     24,660        556,823
   Conmed Corp.* ...............................     12,195        389,752
   Healthspring, Inc.* .........................     57,955      1,150,986
   Home Diagnostics, Inc.* .....................     65,800        679,714
   ICU Medical, Inc.* ..........................     10,685        324,503
   Invacare Corp. ..............................     20,460        520,298
   Kindred Healthcare, Inc.* ...................     26,955        833,718
   LifePoint Hospitals, Inc.* ..................     31,970      1,078,668
   Lincare Holdings, Inc.* .....................     57,840      1,908,720
   Medical Action Industries, Inc.* ............     27,810        366,258
   Mentor Corp. ................................     28,990        715,473
   Odyssey HealthCare, Inc.* ...................     55,020        535,895
   Omnicare, Inc. ..............................     45,520      1,468,020
   Owens & Minor, Inc. .........................      6,885        317,536



                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
HEALTH CARE--(CONTINUED)
   Res-Care, Inc.* .............................     17,225   $    331,409
   Symmetry Medical, Inc.* .....................     35,345        608,288
   U.S. Physical Therapy, Inc.* ................     51,805      1,026,257
                                                              ------------
                                                                12,812,318
                                                              ------------
REITS--4.0%
   Anworth Mortgage Asset Corp. (REIT) .........    288,192      1,884,776
   Gladstone Commercial Corp. (REIT) ...........     24,675        376,047
   MFA Mortgage Investments, Inc. (REIT) .......    346,620      2,357,016
   Redwood Trust, Inc. (REIT) ..................     13,040        244,500
                                                              ------------
                                                                 4,862,339
                                                              ------------
OTHER--2.6%
   Capstead Mortgage Corp. .....................    109,655      1,287,350
   Friedman, Billings, Ramsey Group,
   Inc., Class A ...............................    251,215        459,723
   Hatteras Financial Corp. ....................     53,840      1,332,540
   Meruelo Maddux Properties, Inc.* ............     71,720         98,256
                                                              ------------
                                                                 3,177,869
                                                              ------------
TECHNOLOGY--8.9%
   Acxiom Corp. ................................     47,200        682,040
   Bel Fuse, Inc., Class B .....................     21,825        607,608
   Belden, Inc. ................................     26,620        978,019
   Benchmark Electronics, Inc.* ................     18,645        307,456
   Brocade Communications
   Systems, Inc.* ..............................     53,615        397,823
   CIBER, Inc.* ................................     60,575        474,302
   Electronics For Imaging, Inc.* ..............     38,755        642,945
   Emulex Corp.* ...............................     87,930      1,180,021
   Entegris, Inc.* .............................     81,450        501,732
   Gilat Satellite Networks Ltd.* ..............     47,850        361,268
   Goldleaf Financial Solutions, Inc.* .........     82,710        142,261
   Ikanos Communications, Inc.* ................     48,340        125,684
   Imation Corp. ...............................     41,875        889,425
   Insight Enterprises, Inc.* ..................     26,735        444,870
   Ness Technologies, Inc.* ....................     50,195        625,430
   OmniVision Technologies, Inc.* ..............     47,815        558,479
   PAR Technology Corp.* .......................     53,655        431,386
   Smart Modular Technologies, Inc.* ...........     72,200        225,986
   Technitrol, Inc. ............................     49,460        781,963
   Verigy Ltd.* ................................     30,470        562,781
                                                              ------------
                                                                10,921,479
                                                              ------------
TRANSPORTATION--1.2%
   Pacer International, Inc. ...................     69,110      1,456,839
                                                              ------------
UTILITIES--1.9%
   PNM Resources, Inc. .........................     97,190      1,145,870
   Puget Energy, Inc. ..........................     40,530      1,130,787
                                                              ------------
                                                                 2,276,657
                                                              ------------
   TOTAL COMMON STOCK
     (Cost $126,456,586) .......................               121,073,853
                                                              ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




34  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS
SMALL CAP VALUE FUND II (concluded)                     PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
SHORT-TERM INVESTMENT--1.0%
   PNC Bank Money Market Deposit Account .......  1,231,398   $  1,231,398
                                                              ------------
   TOTAL SHORT-TERM INVESTMENT
     (Cost $1,231,398) .........................                 1,231,398
                                                              ------------
TOTAL INVESTMENTS--100.2%
   (Cost $127,687,984) .........................               122,305,251
                                                              ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(0.2)% ........................                  (283,636)
                                                              ------------
NET ASSETS--100.0% .............................              $122,021,615
                                                              ============

----------------
* -- Non-income Producing
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





                                                       ANNUAL REPORT 2008  |  35

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS
LONG/SHORT EQUITY FUND                                  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
LONG POSITIONS--113.8%
DOMESTIC COMMON STOCK--98.9%
BASIC INDUSTRIES--1.8%
   Graphic Packaging Holding Co.+* .............     79,245   $    225,848
   KapStone Paper and Packaging Corp.+*.........     54,530        407,884
   KapStone Paper and Packaging Corp.*..........     54,645        136,613
                                                              ------------
                                                                   770,345
                                                              ------------
CAPITAL GOODS--9.0%
   Dynamics Research Corp.+*....................     22,732        203,906
   Griffon Corp.+*..............................     25,405        311,211
   Hubbell, Inc., Class B+ .....................      8,415        366,137
   KHD Humboldt Wedag International Ltd.+*......     18,645        493,160
   Lockheed Martin Corp.+.......................      3,615        420,930
   LSB Industries, Inc.+*.......................     13,500        325,890
   Mueller Industries, Inc. ....................      8,675        243,334
   Research Frontiers, Inc.* ...................     14,811         76,277
   Terra Nostra Resources Corp.* ...............        875            280
   Thermadyne Holdings Corp.+*.................      41,772        939,870
   Triumph Group, Inc.* ........................     10,765        589,276
                                                              ------------
                                                                 3,970,271
                                                              ------------
COMMUNICATIONS--4.1%
   Check Point Software Technologies Ltd.+*.....     24,530        600,740
   ClickSoftware Technologies Ltd.* ............    106,526        259,923
   Copernic, Inc.* .............................     24,948          7,734
   RRSat Global Communications Network Ltd. ....     15,872        219,192
   ValueClick, Inc. ............................     29,515        380,448
   Vodafone Group PLC - ADR+....................     13,230        338,027
                                                              ------------
                                                                 1,806,064
                                                              ------------
CONSUMER DURABLES--1.8%
   Pulte Homes, Inc.+...........................     22,580        327,636
   Toll Brothers, Inc.+*........................     15,630        388,874
   Wescast Industries, Inc., Class A+...........     14,100         61,124
                                                              ------------
                                                                   777,634
                                                              ------------
CONSUMER NON-DURABLES--6.3%
   AFC Enterprises, Inc.* ......................     28,110        254,958
   Brown Shoe Co., Inc.+ .......................     14,085        214,092
   Coca-Cola Femsa S.A. de C.V. - ADR +.........      8,140        461,864
   Female Health Co., (The)* ...................     49,685        144,087
   Mohawk Industries, Inc.* ....................      4,070        281,033
   Skechers U.S.A., Inc., Class A +*............     15,055        287,852
   Star Scientific, Inc.* ......................     63,737        205,233
   Steven Madden Ltd.+*.........................     21,600        543,240
   VF Corp. ....................................      5,110        404,967
                                                              ------------
                                                                 2,797,326
                                                              ------------
CONSUMER SERVICES --16.3%
   American Apparel, Inc.* .....................     42,410        379,573



                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
CONSUMER SERVICES--(CONTINUED)
   BB Holdings Ltd. ............................     55,444   $    257,815
   China Finance Online Co., Ltd. - ADR +*......     11,302        211,912
   Coinstar, Inc. +*............................     10,615        349,446
   Cornell Companies, Inc.+*....................     18,255        495,258
   CRA International, Inc.+*....................      6,995        279,031
   Dress Barn, Inc. (The) +*....................     23,505        382,191
   eBay, Inc.+*.................................     18,905        471,302
   Gmarket, Inc. - ADR +*.......................     26,405        651,939
   H&R Block, Inc. +............................     21,105        539,022
   Heidrick & Struggles International, Inc. +...     23,820        723,175
   Kenexa Corp.* ...............................      9,610        222,279
   PetMed Express, Inc. +*......................     43,140        614,314
   Royal Caribbean Cruises Ltd. ................      7,980        216,896
   Speedway Motorsports, Inc. ..................     10,285        227,607
   Steiner Leisure Ltd.* .......................      9,675        342,495
   SumTotal Systems, Inc.+*.....................     75,840        366,307
   TeleTech Holdings, Inc.* ....................     29,785        459,285
                                                              ------------
                                                                 7,189,847
                                                              ------------
ENERGY--4.5%
   Approach Resources, Inc. +*..................     17,460        244,440
   CE Franklin Ltd.* ...........................     24,190        239,481
   Devon Energy Corp. +.........................      4,060        414,323
   Talisman Energy, Inc. .......................     31,700        557,603
   Total SA +...................................      7,585        545,210
                                                              ------------
                                                                 2,001,057
                                                              ------------
FINANCE--20.3%
   Ace Ltd. +...................................     13,325        701,028
   Capital One Financial Corp. +................      8,715        384,680
   Fidelity National Financial, Inc., Class A +.     38,800        544,364
   First American Corp. ........................      9,710        245,372
   Freddie Mac .................................     16,240         73,242
   Genworth Financial, Inc., Class A ...........     10,935        175,507
   Goldman Sachs Group, Inc., (The) +...........      2,600        426,322
   Investors Title Co. +........................      4,025        176,899
   JPMorgan Chase & Co. +.......................     25,910        997,276
   Lehman Brothers Holdings, Inc. ..............     13,440        216,250
   Merrill Lynch & Co., Inc. +..................     18,460        523,341
   PHH Corp. +* ................................     26,135        398,559
   Reinsurance Group of America, Inc. +.........     13,765        662,922
   SLM Corp.* ..................................     31,885        526,421
   SunTrust Banks, Inc. ........................      8,060        337,633
   SWA Reit and Investments Ltd.* ..............     51,355         27,122
   TFS Financial Corp. +........................     39,380        481,224
   Torchmark Corp. +............................      7,435        444,167
   Travelers Companies, Inc., (The) ............     10,375        458,160
   Wachovia Corp. +.............................     13,220        210,066
   Wesco Financial Corp. .......................        950        352,450
   XL Capital Ltd., Class A ....................     31,045        624,004
                                                              ------------
                                                                 8,987,009
                                                              ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



36  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS
LONG/SHORT EQUITY FUND (continued)                      PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
HEALTH CARE--13.2%
   Alpha Pro Tech Ltd.* ........................    635,540   $    743,582
   American BIO Medica Corp.* ..................    191,810        117,004
   Health Grades, Inc.+* .......................    107,327        357,399
   Health Net, Inc.+* ..........................      8,225        227,421
   Lincare Holdings, Inc.+* ....................     13,935        459,855
   McKesson Corp. +.............................      9,855        569,422
   MTS Medication Technologies, Inc.+* .........    120,775        673,321
   NovaMed, Inc.* ..............................     79,965        358,243
   Orthofix International N.V.+* ...............     23,596        571,967
   Pharsight Corp.* ............................     51,033        238,324
   PHC, Inc., Class A* .........................    294,425        730,174
   RehabCare Group, Inc.* ......................     16,135        295,916
   Span-America Medical Systems, Inc. ..........     10,305        132,316
   Unilens Vision, Inc. ........................    106,467        372,635
                                                              ------------
                                                                 5,847,579
                                                              ------------
OTHER--1.6%
   Friedman, Billings, Ramsey Group,
      Inc., Class A ............................    139,390        255,084
   Keystone Consolidated Industries, Inc.* .....     12,518        175,252
   KKR Financial Holdings LLC +.................     27,140        254,573
                                                              ------------
                                                                   684,909
                                                              ------------
TECHNOLOGY--18.8%
   Accenture Ltd., Class A +....................     13,275        549,054
   Advanced Battery Technologies, Inc.* ........     11,435         43,682
   BluePhoenix Solutions Ltd.* .................     54,305        291,075
   Brocade Communications Systems, Inc.+* ......     48,555        360,278
   CGI Group, Inc., Class A +* .................     43,285        463,149
   Digi International, Inc. +* .................     83,891        990,753
   DivX, Inc. +* ...............................     39,985        367,062
   Microsoft Corp. +............................     20,120        549,075
   MIPS Technologies, Inc. +* ..................    119,570        475,888
   MoneyGram International, Inc. +..............     39,400         66,980
   NetList, Inc.* ..............................     74,624        142,159
   NU Horizons Electronics Corp. +* ............     53,601        257,821
   PLATO Learning, Inc.* .......................    204,209        379,829
   Richardson Electronics Ltd. .................     56,515        379,216
   SourceForge, Inc.* ..........................    401,015        545,380
   Sykes Enterprises, Inc.* ....................     10,575        212,980
   Symantec Corp. +* ...........................     27,735        618,768
   Telular Corp. +* ............................    366,073      1,017,683
   Tier Technologies, Inc., Class B +* .........     73,980        569,646
                                                              ------------
                                                                 8,280,478
                                                              ------------
TRANSPORTATION--1.2%
   Bristow Group, Inc. +* ......................     13,190        537,756
                                                              ------------
   TOTAL DOMESTIC COMMON STOCK
     (Cost $47,268,852) ........................                43,650,275
                                                              ------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
SHORT-TERM INVESTMENT--14.9%
   PNC Bank Money Market Deposit Account .......  6,587,468   $  6,587,468
                                                              ------------
   TOTAL SHORT-TERM INVESTMENT
     (Cost $6,587,468) .........................                 6,587,468
                                                              ------------
TOTAL LONG POSITIONS--113.8%
   (Cost $53,856,320) ..........................                50,237,743
                                                              ------------
SECURITIES SOLD SHORT--(25.6%)
BASIC INDUSTRIES--(0.4%)
   Ethanex Energy, Inc.* .......................       (648)           (58)
   Foundation Coal Holdings, Inc. ..............     (1,610)       (95,232)
   Synthesis Energy Systems, Inc.* .............    (10,780)       (72,549)
   Uranium Energy Corp.* .......................    (12,625)       (25,124)
                                                              ------------
                                                                  (192,963)
                                                              ------------
CAPITAL GOODS--(2.4%)
   Applied Energetics, Inc.* ...................    (46,770)       (67,349)
   Broadwind Energy, Inc.* .....................    (15,500)      (286,750)
   Dynamic Materials Corp. .....................     (4,955)      (152,465)
   DynaMotive Energy Systems Corp.* ............    (84,075)       (19,337)
   Lindsay Manufacturing Co. ...................     (2,275)      (186,345)
   Research Frontiers, Inc.* ...................    (14,811)       (76,277)
   Spartech Corp. ..............................    (15,070)      (158,687)
   Terra Nostra Resources Corp.* ...............       (875)          (280)
   Titan International, Inc. ...................     (4,950)      (132,363)
                                                              ------------
                                                                (1,079,853)
                                                              ------------
COMMUNICATIONS--(1.8%)
   Arris Group, Inc.* ..........................    (16,380)      (154,955)
   Blue Nile, Inc.* ............................     (2,885)      (120,102)
   Copernic, Inc.* .............................    (47,028)       (14,579)
   CTC Communications Group, Inc. ++* .........     (98,900)           (10)
   eResearch Technology, Inc.* .................     (9,400)      (126,806)
   EZchip Semiconductor Ltd.* ..................     (5,245)       (84,602)
   Interliant, Inc. ++* ........................       (600)             0
   MasTec, Inc.* ...............................     (8,285)      (116,984)
   One Communications Corp.* ...................    (36,619)            (4)
   Superlattice Power, Inc. ....................     (1,125)        (2,194)
   TigerLogic Corp.* ...........................    (34,456)      (159,531)
                                                              ------------
                                                                  (779,767)
                                                              ------------
CONSUMER DURABLES--(0.8%)
   iRobot Corp.* ...............................    (15,705)      (219,713)
   Middleby Corp., (The) .......................     (2,350)      (125,396)
   QSound Labs, Inc.* ..........................     (4,440)        (7,237)
                                                              ------------
                                                                  (352,346)
                                                              ------------
CONSUMER NON-DURABLES--(2.4%)
   Amish Naturals, Inc.* .......................    (25,959)        (3,894)
   Cal-Maine Foods, Inc. .......................     (6,275)      (247,800)



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       ANNUAL REPORT 2008  |  37

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS
LONG/SHORT EQUITY FUND (continued)                      PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
CONSUMER NON-DURABLES--(CONTINUED)
   Green Mountain Coffee Roasters, Inc.* .......     (4,000)  $   (145,960)
   Lifeway Foods, Inc.* ........................     (7,005)       (79,297)
   Skins, Inc.* ................................    (16,913)        (1,251)
   Star Scientific, Inc.* ......................    (63,737)      (205,233)
   Under Armour, Inc., Class A* ................     (7,523)      (253,600)
   Valence Technology, Inc.* ...................    (38,015)      (136,474)
                                                              ------------
                                                                (1,073,509)
                                                              ------------
CONSUMER SERVICES--(4.4%)
   China Finance Online Co., Ltd.- ADR* ........    (11,302)      (211,913)
   Constant Contact, Inc.* .....................     (8,190)      (140,049)
   Escala Group, Inc.* .........................     (5,066)       (13,881)
   Genmed Holding Corp.* .......................         (5)            (7)
   Hibbett Sports, Inc.* .......................     (7,040)      (168,256)
   Iron Mountain, Inc.* ........................     (5,490)      (158,716)
   Lululemon Athletica, Inc.* ..................     (9,267)      (179,502)
   Netflix, Inc.* ..............................     (3,470)      (107,015)
   Peet's Coffee & Tea, Inc.* ..................     (5,430)      (142,483)
   PokerTek, Inc.* .............................     (8,680)       (35,067)
   Ritchie Bros. Auctioneers, Inc. .............    (16,170)      (427,858)
   Standard Parking Corp.* .....................     (5,680)      (123,994)
   Tim Hortons, Inc. ...........................     (3,680)      (115,773)
   Volcom, Inc.* ...............................     (5,205)       (92,857)
                                                              ------------
                                                                (1,917,371)
                                                              ------------
ENERGY--(1.1%)
   Delta Petroleum Corp.* ......................     (6,710)      (120,512)
   Dril-Quip, Inc.* ............................     (2,670)      (146,877)
   FuelCell Energy, Inc.* ......................    (18,430)      (127,904)
   Greenhunter Energy, Inc. ....................     (4,230)       (66,834)
                                                              ------------
                                                                  (462,127)
                                                              ------------
HEALTH CARE--(1.5%)
   Bodytel Scientific, Inc.* ...................     (4,840)        (2,928)
   Conceptus, Inc.* ............................     (9,945)      (168,071)
   Cyberonics, Inc.* ...........................    (10,645)      (228,335)
   Pure Bioscience* ............................    (34,080)      (156,768)
   RemoteMDX, Inc.* ............................    (72,530)       (92,838)
                                                              ------------
                                                                  (648,940)
                                                              ------------
INDUSTRIAL--(1.8%)
   Ener1, Inc.* ................................    (22,188)      (165,523)
   Graco, Inc. .................................     (3,625)      (138,294)
   GrafTech International Ltd.* ................     (6,035)      (122,631)
   Graham Corp. ................................     (1,240)      (115,816)
   Kforce, Inc.* ...............................    (17,070)      (182,308)
   Titan Machinery, Inc.* ......................     (3,270)       (85,085)
                                                              ------------
                                                                  (809,657)
                                                              ------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
OTHER--0.0%
   China International Tourism Holdings Ltd.* ..     (5,084)  $        (25)
                                                              ------------
TECHNOLOGY--(7.8%)
   3Par, Inc. ..................................    (16,020)      (176,220)
   Advanced Battery Technologies, Inc.* ........    (11,435)       (43,682)
   American Superconductor Corp.* ..............     (2,975)       (73,096)
   ANTS Software, Inc.* ........................    (13,984)       (12,026)
   Applied Nanotech Holdings, Inc.* ............     (8,285)        (7,871)
   Axis Technologies Group, Inc.* ..............     (5,845)        (3,507)
   AXT, Inc.* ..................................    (44,675)      (161,277)
   ConSyGen, Inc. ++* ..........................       (200)             0
   Data Domain, Inc.* ..........................     (7,355)      (168,430)
   Infosys Technologies Ltd. - ADR .............     (3,450)      (142,416)
   IPG Photonics Corp.* ........................     (7,585)      (154,506)
   LML Payment Systems, Inc.* ..................     (7,808)       (15,694)
   Monolithic Power Systems, Inc.* .............     (4,730)      (115,270)
   Nestor, Inc.* ...............................    (15,200)        (1,216)
   NVE Corp.* ..................................     (3,405)      (105,623)
   ParkerVision, Inc.* .........................     (8,905)       (96,174)
   Rackable Systems, Inc.* .....................    (18,340)      (190,002)
   Red Hat, Inc.* ..............................    (13,905)      (292,005)
   Rubicon Technology, Inc.* ...................     (8,295)      (101,365)
   STEC, Inc.* .................................    (10,245)      (103,782)
   SuccessFactors, Inc.* .......................    (17,720)      (194,920)
   Supertex, Inc.* .............................     (3,490)      (103,653)
   Synaptics, Inc.* ............................     (3,025)      (158,329)
   SYNNEX Corp.* ...............................     (5,660)      (130,123)
   Tiger Telematics, Inc.* .....................     (6,510)           (26)
   Ultimate Software Group, Inc., (The)* .......     (6,445)      (180,718)
   Universal Display Corp.* ....................     (5,275)       (74,799)
   Virnetx Holding Corp. .......................    (12,370)       (34,265)
   VMware, Inc. Class A* .......................    (15,095)      (599,272)
   Vyyo, Inc.* .................................    (15,518)        (2,638)
   Xybernaut Corp.* ............................    (35,000)          (980)
                                                              ------------
                                                                (3,443,885)
                                                              ------------
TRANSPORTATION--(0.7%)
   Genco Shipping & Trading Ltd. ...............     (4,660)      (292,368)
                                                              ------------
UTILITIES--(0.5%)
   Clean Energy Fuels Corp.* ...................    (13,855)      (238,860)
                                                              ------------
   TOTAL SECURITIES SOLD SHORT
     (Proceeds $13,443,515) ....................               (11,291,671)
                                                              ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


38  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS
LONG/SHORT EQUITY FUND (concluded)                      PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
WARRANTS--0.0%
ENERGY--0.0%
   Greenhunter Energy, Inc.
      Strike Price $27.50,
      Exp. 09/15/11 ............................       (423)  $          0
                                                              ------------
   TOTAL WARRANTS
     (Cost $0) .................................                         0
                                                              ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--11.8% ..........................                 5,204,153
                                                              ------------
NET ASSETS--100.0% .............................              $ 44,150,225
                                                              ============

-----------------
*  -- Non-income producing.
+  -- Security  position is either  entirely  or partially  held in a segregated account as collateral for securities sold short.
++ -- Security has been valued at fair value as determined in good faith by or under the direction of The RBB Fund, Inc.'s Board of Directors.
ADR -- American Depository Receipt.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                       ANNUAL REPORT 2008  |  39

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND             PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
COMMON STOCK--98.2%
BASIC INDUSTRIES--0.6%
   PPG Industries, Inc. ........................      5,990   $    376,532
                                                              ------------
CAPITAL GOODS--6.4%
   Honeywell International, Inc. ...............     11,920        598,026
   Illinois Tool Works, Inc. ...................      6,385        316,760
   Lockheed Martin Corp. .......................     13,405      1,560,878
   Mohawk Industries, Inc.* ....................      4,350        300,368
   Siemens AG ..................................      4,155        452,064
   United Technologies Corp. ...................      9,660        633,599
                                                              ------------
                                                                 3,861,695
                                                              ------------
COMMUNICATIONS--1.5%
   Vodafone Group PLC - ADR ....................     34,752        887,914
                                                              ------------
CONSUMER NON-DURABLES--9.2%
   Clorox Co., (The) ...........................     11,280        666,648
   Dr. Pepper Snapple Group, Inc.* .............     32,705        808,141
   Mattel, Inc. ................................     17,330        334,989
   Molson Coors Brewing Co., Class B ...........      6,960        331,644
   NIKE, Inc., Class B .........................     11,880        720,047
   Philip Morris International, Inc. ...........     25,757      1,383,151
   Procter & Gamble Co. ........................     18,850      1,315,164
                                                              ------------
                                                                 5,559,784
                                                              ------------
CONSUMER SERVICES--11.9%
   Advance Auto Parts, Inc. ....................     18,455        794,303
   Avis Budget Group, Inc.* ....................     32,325        246,316
   eBay, Inc.* .................................     16,875        420,694
   Home Depot, Inc. (The) ......................     27,685        750,817
   Liberty Media Corp. - Entertainment
     Series A* .................................     21,258        590,760
   Macy's, Inc. ................................     14,110        293,770
   McGraw-Hill Companies, Inc., (The) ..........     14,945        640,244
   Moody's Corp. ...............................     19,280        783,925
   Omnicom Group, Inc. .........................     20,910        886,375
   R. R. Donnelley & Sons Co. ..................     15,735        438,692
   Ross Stores, Inc. ...........................      3,415        137,317
   Safeway, Inc. ...............................     14,250        375,345
   Staples, Inc. ...............................     19,270        466,334
   TJX Companies, Inc. (The) ...................      8,800        318,912
                                                              ------------
                                                                 7,143,804
                                                              ------------
ENERGY--13.2%
   Canadian Natural Resources Ltd. .............      8,660        736,533
   Dresser-Rand Group, Inc.* ...................     11,265        456,908
   EOG Resources, Inc. .........................      6,825        712,667
   Exxon Mobil Corp. ...........................     29,629      2,370,616
   Helix Energy Solutions Group, Inc.* .........     24,735        761,096
   Marathon Oil Corp. ..........................     22,135        997,624
   Talisman Energy, Inc. .......................     78,240      1,376,242
   Total SA - ADR ..............................      7,670        551,320
                                                              ------------
                                                                 7,963,006
                                                              ------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
FINANCE--25.8%
   Ace Ltd. ....................................     23,209   $  1,221,025
   Bank of America Corp. .......................     24,350        758,259
   Bank of New York Mellon Corp., (The) ........     15,872        549,330
   Berkshire Hathaway, Inc., Class B* ..........        436      1,701,272
   Capital One Financial Corp. .................     20,320        896,925
   Franklin Resources, Inc. ....................     11,530      1,204,885
   Huntington Bancshares, Inc. .................     16,025        117,303
   JPMorgan Chase & Co. ........................     58,430      2,248,971
   Keycorp .....................................     10,060        120,821
   Loews Corp. .................................     35,865      1,557,617
   M&T Bank Corp. ..............................      1,710        121,991
   Marsh & McLennan Cos., Inc. .................     18,240        582,403
   Marshall & Ilsley Corp. .....................     21,165        325,941
   Morgan Stanley ..............................     14,765        602,855
   Reinsurance Group of America, Inc. ..........      8,630        415,621
   State Street Corp. ..........................      6,585        445,607
   SunTrust Banks, Inc. ........................      6,515        272,913
   Synovus Financial Corp. .....................     58,120        534,704
   Travelers Companies, Inc., (The) ............     23,534      1,039,261
   Wells Fargo & Co. ...........................     26,580        804,577
                                                              ------------
                                                                15,522,281
                                                              ------------
HEALTH CARE--12.8%
   CIGNA Corp. .................................     11,080        464,030
   Covidien Ltd. ...............................     12,797        691,934
   DaVita, Inc.* ...............................     13,745        788,825
   Johnson & Johnson ...........................     38,181      2,689,088
   Lincare Holdings, Inc.* .....................     19,625        647,625
   McKesson Corp. ..............................     14,145        817,298
   Schering-Plough Corp. .......................     24,990        484,806
   WellPoint, Inc.* ............................      8,140        429,711
   Wyeth .......................................     15,210        658,289
                                                              ------------
                                                                 7,671,606
                                                              ------------
REIT--0.5%
   Annaly Capital Management, Inc. (REIT) ......     19,405        290,299
                                                              ------------
TECHNOLOGY--14.0%
   Accenture Ltd., Class A .....................     11,785        487,428
   Analog Devices, Inc. ........................     15,170        424,153
   Arrow Electronics, Inc.* ....................      9,785        324,764
   Harris Corp. ................................     23,485      1,229,674
   Hewlett-Packard Co. .........................     26,203      1,229,445
   International Business Machines Corp. .......      7,920        964,102
   Microsoft Corp. .............................     51,509      1,405,681
   Oracle Corp.* ...............................     44,940        985,534
   Symantec Corp.* .............................     20,725        462,375
   Taiwan Semiconductor Manufacturing Co.,
     Ltd. - ADR ................................     54,150        525,796
   Texas Instruments, Inc. .....................     16,140        395,591
                                                              ------------
                                                                 8,434,543
                                                              ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




40  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS
LARGE CAP VALUE FUND (concluded)                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
TRANSPORTATION--0.5%
   United Parcel Service, Inc., Class B ........      4,695   $    301,043
                                                              ------------
UTILITIES--1.8%
   Edison International ........................     12,940        594,205
   PG&E Corp. ..................................     11,885        491,207
                                                              ------------
                                                                 1,085,412
                                                              ------------
   TOTAL COMMON STOCK
     (Cost $57,750,577) ........................                59,097,919
                                                              ------------
SHORT-TERM INVESTMENT--1.4%
     PNC Bank Money Market Deposit Account .....    831,042        831,042
                                                              ------------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $831,042) .........................                   831,042
                                                              ------------
TOTAL INVESTMENTS--99.6%
   (Cost $58,581,619) ..........................                59,928,961
                                                              ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.4% ...........................                   249,405
                                                              ------------
NET ASSETS--100.0% .............................              $ 60,178,366
                                                              ============

---------------------
*  -- Non-income producing.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                       ANNUAL REPORT 2008  |  41

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ROBECO BOSTON PARTNERS MID CAP VALUE FUND              PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
COMMON STOCK--95.2%
BASIC INDUSTRIES--4.8%
   Albemarle Corp. .............................     14,875   $    591,133
   Crown Holdings, Inc.* .......................     16,250        450,775
   Lubrizol Corp., (The) .......................     13,675        724,638
   PPG Industries, Inc. ........................     11,425        718,175
                                                              ------------
                                                                 2,484,721
                                                              ------------
CAPITAL GOODS--7.2%
   Cooper Industries Ltd., Class A .............     10,510        500,696
   Ingersoll-Rand Co., Ltd., Class A ...........      8,330        307,627
   Lennox International, Inc. ..................      7,015        259,555
   Mohawk Industries, Inc.* ....................      4,180        288,629
   Stanley Works, (The) ........................     17,735        850,393
   Terex Corp.* ................................      8,680        436,517
   Thomas & Betts Corp.* .......................     12,460        574,157
   W.W. Grainger, Inc. .........................      6,125        551,434
                                                              ------------
                                                                 3,769,008
                                                              ------------
COMMUNICATIONS--1.7%
   CenturyTel, Inc. ............................     17,110        660,959
   Embarq Corp. ................................      4,640        218,823
                                                              ------------
                                                                   879,782
                                                              ------------
CONSUMER DURABLES--2.7%
   BorgWarner, Inc. ............................     10,265        424,458
   NVR, Inc.* ..................................        710        424,388
   Pulte Homes, Inc. ...........................     18,995        275,618
   Ryland Group, Inc., (The) ...................     12,295        284,998
                                                              ------------
                                                                 1,409,462
                                                              ------------
CONSUMER NON-DURABLES--4.8%
   Dr. Pepper Snapple Group, Inc.* .............     19,700        486,787
   General Mills, Inc. .........................     10,495        694,559
   Lorillard, Inc. .............................      5,045        364,451
   Mattel, Inc. ................................     37,565        726,131
   VF Corp. ....................................      3,080        244,090
                                                              ------------
                                                                 2,516,018
                                                              ------------
CONSUMER SERVICES--14.6%
   Burger King Holdings, Inc. ..................     10,780        267,560
   CBS Corp., Class B ..........................     15,200        245,936
   Dun & Bradstreet Corp., (The) ...............      6,115        562,396
   Equifax, Inc. ...............................     18,700        660,671
   Expedia, Inc.* ..............................     33,844        597,685
   Knoll, Inc. .................................     13,800        227,286
   Kohl's Corp.* ...............................     13,975        687,151
   Kroger Co., (The) ...........................     20,460        565,105
   Manpower, Inc. ..............................      9,270        445,516
   McGraw-Hill Companies, Inc., (The) ..........     14,250        610,470
   Meredith Corp. ..............................      6,950        197,241
   Monster Worldwide, Inc.* ....................     15,925        311,174
   Omnicom Group, Inc. .........................     15,215        644,964
   R. R. Donnelley & Sons Co. ..................     11,565        322,432
   Safeway, Inc. ...............................     31,390        826,813


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
CONSUMER SERVICES--(CONTINUED)
   Staples, Inc. ...............................     18,780   $    454,476
                                                              ------------
                                                                 7,626,876
                                                              ------------
ENERGY--4.9%
   Dresser-Rand Group, Inc.* ...................     13,715        556,280
   Helix Energy Solutions Group,
   Inc.* .......................................     11,370        349,855
   Noble Energy, Inc. ..........................      7,550        541,561
   PetroHawk Energy Corp.* .....................     17,375        601,349
   Talisman Energy, Inc. .......................     13,690        240,807
   Whiting Petroleum Corp.* ....................      3,090        297,382
                                                              ------------
                                                                 2,587,234
                                                              ------------
FINANCE--21.2%
   Ace Ltd. ....................................     13,700        720,757
   Affiliated Managers Group, Inc.* ............      3,345        318,511
   Alleghany Corp.* ............................      1,745        558,400
   AON Corp. ...................................      8,745        415,300
   Assurant, Inc. ..............................      7,180        419,528
   Capital One Financial Corp. .................      7,775        343,189
   Federated Investors, Inc., Class B ..........     12,370        413,653
   First Horizon National Corp. ................     20,200        226,846
   Franklin Resources, Inc. ....................      5,400        564,300
   Hanover Insurance Group, Inc., (The) ........     15,475        730,884
   Keycorp .....................................     13,800        165,738
   Lincoln National Corp. ......................      6,565        333,239
   Loews Corp. .................................     15,180        659,268
   Marsh & McLennan Cos., Inc. .................     34,415      1,098,871
   Marshall & Ilsley Corp. .....................     15,275        235,235
   Mercury General Corp. .......................      7,250        369,315
   Progressive Corp., (The) ....................     11,585        213,975
   Reinsurance Group of America, Inc. ..........     13,470        648,715
   SLM Corp.* ..................................     21,520        355,295
   State Street Corp. ..........................      7,005        474,028
   Student Loan Corp., (The) ...................      1,740        205,163
   SunTrust Banks, Inc. ........................      5,410        226,625
   Unum Group ..................................     27,200        691,152
   Willis Group Holdings Ltd. ..................      8,105        278,974
   XL Capital Ltd., Class A ....................     19,720        396,372
                                                              ------------
                                                                11,063,333
                                                              ------------
HEALTH CARE--6.5%
   CIGNA Corp. .................................      6,130        256,724
   Coventry Health Care, Inc.* .................     15,430        540,359
   DaVita, Inc.* ...............................     11,935        684,950
   Hospira, Inc.* ..............................     14,450        583,202
   McKesson Corp. ..............................     14,190        819,898
   Quest Diagnostics, Inc. .....................      9,980        539,419
                                                              ------------
                                                                 3,424,552
                                                              ------------
REITS--5.3%
   Annaly Capital Management, Inc. (REIT) ......     80,886      1,210,055



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


42  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS
MID CAP VALUE FUND (concluded)                          PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
REITS--(CONTINUED)
   AvalonBay Communities, Inc.
     (REIT) ....................................      2,840   $    284,000
   Kimco Realty Corp.  (REIT) ..................      8,435        313,276
   Nationwide  Health Properties,
      Inc. (REIT) ..............................      5,505        189,482
   ProLogis (REIT) .............................      6,935        298,621
   SL Green Realty Corp. (REIT) ................      2,950        253,700
   Ventas, Inc. (REIT) .........................      4,455        202,346
                                                              ------------
                                                                 2,751,480
                                                              ------------
TECHNOLOGY--15.4%
   Acxiom Corp. ................................     42,350        611,957
   Amdocs Ltd.* ................................     19,260        581,459
   Arrow Electronics, Inc.* ....................     24,170        802,202
   Avnet, Inc.* ................................     11,470        336,645
   Broadridge Financial Solutions, Inc. ........     28,380        566,749
   Brocade Communications Systems, Inc.* .......     64,375        477,663
   CACI International, Inc., Class A* ..........      9,815        497,130
   Comverse Tecnology, Inc.* ...................     15,810        218,336
   Cymer, Inc.* ................................     16,715        500,447
   Emulex Corp.* ...............................     13,370        179,425
   Flextronics International Ltd.* .............     24,355        217,247
   Harris Corp. ................................     11,550        604,758
   Ingram Micro, Inc., Class A* ................      9,550        180,591
   McAfee, Inc.* ...............................     17,122        677,346
   SRA International, Inc., Class A* ...........      9,795        229,987
   Sybase, Inc.* ...............................      9,435        324,658
   Symantec Corp.* .............................     45,740      1,020,459
                                                              ------------
                                                                 8,027,059
                                                              ------------
TRANSPORTATION--1.0%
   Norfolk Southern Corp. ......................      7,430        546,328
                                                              ------------
UTILITIES--5.1%
   Alliant Energy Corp. ........................     16,995        593,975
   American Electric Power Co., Inc. ...........     11,320        441,933
   Edison International ........................     13,005        597,189
   PG&E Corp. ..................................     16,460        680,292
   Sierra Pacific Resources ....................     29,895        336,020
                                                              ------------
                                                                 2,649,409
                                                              ------------
   TOTAL COMMON STOCK
     (Cost $49,357,469) ........................                49,735,262
                                                              ------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
SHORT-TERM INVESTMENT--4.4%
   PNC Bank Money Market Deposit Account .......  2,313,613   $  2,313,613
                                                              ------------
   TOTAL SHORT-TERM INVESTMENT
     (Cost $2,313,613) .........................                 2,313,613
                                                              ------------
TOTAL INVESTMENTS--99.6%
   (Cost $51,671,082) ..........................                52,048,875
                                                              ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.4% ...........................                   208,390
                                                              ------------
NET ASSETS--100.0% .............................              $ 52,257,265
                                                              ============

---------------------
* -- Non-income producing
REIT -- Real Estate Investment Trust.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                       ANNUAL REPORT 2008  |  43

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND               PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
COMMON STOCK--95.0%
CAPITAL GOODS--4.5%
   Dover Corp. .................................     16,225   $    801,190
   General Electric Co. # ......................     10,100        283,810
   Parker-Hannifin Corp. .......................      7,722        494,748
   W.W. Grainger, Inc. .........................      7,520        677,026
   Wolseley PLC - ADR ..........................     25,050        203,321
                                                              ------------
                                                                 2,460,095
                                                              ------------
COMMUNICATIONS--2.9%
   Embarq Corp. ................................      7,265        342,617
   Vodafone Group PLC - ADR ....................     49,633      1,268,123
                                                              ------------
                                                                 1,610,740
                                                              ------------
CONSUMER DURABLES--0.9%
   Lennar Corp., Class A # .....................     17,300        227,495
   Pulte Homes, Inc. # .........................     17,780        257,988
                                                              ------------
                                                                   485,483
                                                              ------------
CONSUMER NON-DURABLES--9.6%
   Clorox Co., (The) ...........................      5,280        312,048
   Lorillard, Inc. .............................     11,934        862,112
   Mattel, Inc. ................................     42,200        815,726
   Nestle S.A. - ADR ...........................     11,600        510,980
   NIKE, Inc., Class B .........................      9,110        552,157
   Oxford Industries, Inc. .....................      5,735        131,045
   Procter & Gamble Co. ........................     18,815      1,312,722
   Tupperware  Brands Corp. ....................     11,440        408,637
   VF Corp. ....................................      4,875        386,344
                                                              ------------
                                                                 5,291,771
                                                              ------------
CONSUMER SERVICES--8.8%
   BancTec, Inc. 144A ++........................     47,195        167,542
   Career Education Corp.* .....................      4,320         81,000
   Equifax, Inc. ...............................      4,780        168,877
   Expedia, Inc.* ..............................     28,753        507,778
   Harte-Hanks, Inc. ...........................     15,800        195,130
   Herbalife Ltd. ..............................     11,735        552,718
   HSN, Inc.* ..................................      5,270         77,206
   IAC/Interactivecorp .........................     13,175        218,705
   Interval Leisure Group, Inc. ................      5,270         68,457
   Lender Processing Services, Inc. ............      3,720        123,876
   Manpower, Inc. ..............................      4,365        209,782
   Monster Worldwide, Inc.* ....................      8,865        173,222
   Omnicom Group, Inc. .........................     13,430        569,298
   Rent-A-Center, Inc.* ........................     12,030        272,600
   Safeway, Inc. ...............................     18,975        499,802
   Ticketmaster ................................      5,270        112,936
   Wal-Mart Stores, Inc. .......................      9,540        563,528
   Watson Wyatt Worldwide, Inc., Class A .......      4,805        281,525
                                                              ------------
                                                                 4,843,982
                                                              ------------
ENERGY--9.5%
   Apache Corp. ................................      3,905        446,654
   Chevron Corp. ...............................      6,560        566,259
   Devon Energy Corp. ..........................      4,620        471,471
   Dresser-Rand Group, Inc.* ...................      5,005        203,003



                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
ENERGY--(CONTINUED)
   Marathon Oil Corp. ..........................     11,070   $    498,925
   Pioneer Natural Resources Co. ...............      7,980        504,097
   Quest Resource Corp.* .......................      7,888         37,941
   Quest Resource Corp. 144A* ..................      2,430         11,688
   Talisman Energy, Inc. .......................     60,895      1,071,143
   Total SA - ADR ..............................     19,410      1,395,191
                                                              ------------
                                                                 5,206,372
                                                              ------------
FINANCE--29.9%
   Ace Ltd. ....................................     37,895      1,993,656
   Alleghany Corp.* ............................      2,961        947,520
   Allied World Assurance Co. Holdings Ltd. ....      7,880        304,326
   AON Corp. ...................................     10,750        510,517
   Aspen Insurance Holdings Ltd. ...............      8,780        237,938
   Capital One Financial Corp. .................     12,555        554,178
   CastlePoint Holdings Ltd. 144A ++* ..........     14,425        163,291
   CastlePoint Holdings Ltd. ...................         85            962
   Fannie Mae ..................................     11,091        190,211
   First American Corp. ........................      4,125        104,239
   Flagstone Reinsurance Holdings Ltd. .........     35,810        440,463
   Hanover Insurance Group, Inc., (The) ........     13,665        645,398
   Hatteras Financial Corp. 144A ++ (REIT)* ....      3,890         96,277
   IPC Holdings Ltd. ...........................     20,265        641,793
   J.G. Wentworth, Inc. ++ 144A* ...............     15,165        181,980
   JPMorgan Chase & Co. # ......................     20,450        787,120
   Kohlberg Capital Corp. ......................     16,180        177,818
   Loews Corp. .................................     40,504      1,759,089
   Maiden Holdings Ltd. ........................         50            326
   Maiden Holdings Ltd. ++ 144A* ...............     11,110         72,437
   Marsh & McLennan Cos., Inc. .................     19,310        616,568
   Merrill Lynch & Co., Inc. ...................     11,365        322,198
   Morgan Stanley ..............................     20,255        827,012
   Peoples Choice Financial Corp. 144A ++* .....      1,465              0
   SLM Corp.* ..................................     21,425        353,727
   Solar Cayman Ltd. 144A ++ ...................     19,375        290,625
   Specialty Underwriters' Alliance, Inc.* .....      9,890         51,923
   Thornburg Mortgage, Inc. 144A ...............    120,815         51,950
   Travelers Companies, Inc., (The) ............     17,735        783,178
   Tree.com, Inc.* .............................        878          6,673
   Unum Group ..................................     41,351      1,050,729
   Wells Fargo & Co. ...........................     17,150        519,130
   Wesco Financial Corp. .......................        150         55,650
   White Mountains Insurance Group Ltd. ........      3,585      1,695,346
                                                              ------------
                                                                16,434,248
                                                              ------------
HEALTH CARE--14.2%
   Amgen, Inc.* ................................     23,470      1,475,089
   DaVita, Inc.* ...............................     13,395        768,739
   Johnson & Johnson ...........................     23,030      1,622,003
   Lincare Holdings, Inc.* .....................     17,110        564,630
   Mentor Corp. ................................      7,360        181,645



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




44  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)   PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
HEALTH CARE--(CONTINUED)
   Pfizer, Inc. ................................     72,336   $  1,382,341
   Sanofi-Aventis - ADR ........................     14,165        502,149
   UnitedHealth Group, Inc. ....................      7,885        240,098
   WellPoint, Inc.* ............................      5,150        271,869
   Wyeth .......................................     18,395        796,136
                                                              ------------
                                                                 7,804,699
                                                              ------------
REITS--2.4%
   Annaly Capital Management, Inc. (REIT) ......     56,740        848,831
   Ashford Hospitality Trust,
      Inc. (REIT) ..............................     43,430        197,172
   CBRE Realty Finance, Inc.
      (REIT) ...................................     34,860         62,748
   Cypress Sharpridge Investments,
      Inc. 144A (REIT)* ........................     10,771        169,966
   Friedman, Billings, Ramsey Group,
      Inc., Class A (REIT) .....................     32,865         60,143
   Hatteras Financial Corp. (REIT) .............         15            371
                                                              ------------
                                                                 1,339,231
                                                              ------------
TECHNOLOGY--11.6%
   Accenture Ltd., Class A .....................     13,405        554,431
   Acxiom Corp. ................................     21,300        307,785
   Belden, Inc. ................................      4,045        148,613
   Fidelity National Information Services,
      Inc. .....................................      7,445        162,673
   GSI Group, Inc.* ............................     18,190         90,950
   Hewlett-Packard Co. .........................     22,650      1,062,738
   International Business Machines Corp. .......     11,340      1,380,418
   Microsoft Corp. .............................     45,065      1,229,824
   Symantec Corp.* .............................     24,480        546,149
   Tech Data Corp.* ............................     11,065        377,759
   Tyco Electronics Ltd. .......................     16,850        554,534
                                                              ------------
                                                                 6,415,874
                                                              ------------
UTILITIES--0.7%
   Korea Electric Power Corp. - ADR ............     25,660        386,183
                                                              ------------
   TOTAL COMMON STOCK
     (Cost $53,089,409) ........................                52,278,678
                                                              ------------
WARRANTS--0.0%
   Cypress Sharpridge Investment, Inc.
     Strike Price $1.56, Exp. 4/30/11
     144A ++ (REIT) ............................     32,315            323
                                                              ------------
   TOTAL WARRANTS
     (Cost $0) .................................                       323
                                                              ------------

                                                     Par
                                                    (000)
                                                  ----------
CORPORATE BONDS--1.9%
   MBIA Insurance Corp.144A +o
      14.00% 01/15/33 ..........................  $     151        122,310

                                                     Par
                                                    (000)         Value
                                                  ----------  ------------
   Thornburg Mortgage, Inc.144A ++
      18.00% 03/31/15 ..........................  $     824   $    664,309
   Thornburg W. I. ++
       8.00% 05/15/15 ..........................        244        244,160
                                                              ------------
   TOTAL CORPORATE BONDS
     (Cost $1,149,818) .........................                 1,030,779
                                                              ------------

                                                   Number
                                                  of Shares
                                                 -----------
SHORT-TERM INVESTMENT--3.4%
   PNC Bank Money Market Deposit Account .......  1,888,430      1,888,430
                                                              ------------
   TOTAL SHORT-TERM INVESTMENT
     (Cost $1,888,430) .........................                 1,888,430
                                                              ------------
TOTAL INVESTMENTS--100.3%
   (Cost $56,127,657) ..........................                55,198,210
                                                              ------------

                                                   Number of
                                                   Contracts
                                                  -----------
OPTIONS WRITTEN--(0.5%)
   General Electric Call Options
      Expires 01/17/09
       Strike Price $30 ........................       (101)       (10,403)
   JPMorgan Chase & Co. Call Options
      Expires 01/16/10
      Strike Price $25 .........................       (134)      (208,705)
   Lennear Corp. Call Options
      Expires 11/22/08
      Strike Price $25 .........................       (173)        (1,730)
   Pulte Homes, Inc. Call Options
       Expires 01/17/09
      Strike Price $20 .........................        (57)        (5,529)
   Pulte Homes, Inc. Call Options
      Expires 01/17/09
      Strike Price $10 .........................       (120)       (62,387)
                                                              ------------
   TOTAL OPTIONS WRITTEN
     (Premiums received $(334,241)) ............                  (288,754)
                                                              ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.2% ...........................                   103,697
                                                              ------------
NET ASSETS--100.0% .............................              $ 55,013,153
                                                              ============

---------------------
*  -- Non-income producing.
++ -- Security  has been valued at fair  value as determined in good faith by or under the direction of The RBB Fund, Inc.'s Board of Directors.
+  Adjustable rate security.
o  Callable security.

144A -- Security was  purchased  pursuant to  Rule  144A  under  the  Securities
        Act of 1933  and  may  not  be  resold  subject  to  that  rule   except
        to qualified institutional buyers.
#  Security segregated as collateral for options written.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                       ANNUAL REPORT 2008  |  45

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO WPG SMALL CAP VALUE FUND                         PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
COMMON STOCK--92.3%
BASIC MATERIALS--0.5%
   OMNOVA Solutions, Inc.* .....................     54,800   $    158,372
   Uranium Resources, Inc. #* ..................     27,777         63,887
                                                              ------------
                                                                   222,259
                                                              ------------
COMMERCIAL SERVICES--12.8%
   American Dental Partners, Inc.* .............     17,900        223,750
   ICF International, Inc.* ....................     62,700      1,158,069
   LECG Corp.* .................................     56,700        462,105
   MDC Partners, Inc., Class A* ................    302,700      2,436,735
   Ness Technologies, Inc.* ....................     42,300        527,058
   PLATO Learning, Inc.* .......................     39,600         73,656
   Princeton Review, Inc., (The) #* ............     14,300        110,968
   RADWARE Ltd.* ...............................     44,700        435,825
   WidePoint Corp.* ............................    130,230         95,068
                                                              ------------
                                                                 5,523,234
                                                              ------------
CONSUMER CYCLICAL--5.8%
   Beacon Roofing Supply, Inc. #* ..............     12,700        206,756
   Big 5 Sporting Goods Corp. # ................     33,200        298,136
   Casual Male Retail Group, Inc. #* ...........    114,300        436,626
   Champion Enterprises, Inc.* .................     20,900        102,201
   Chico's FAS, Inc.* ..........................     20,600        118,244
   Dress Barn, Inc., (The)* ....................     22,600        367,476
   DSW, Inc., Class A #* .......................     26,000        377,780
   Shoe Carnival, Inc.* ........................     21,400        349,248
   Smith & Wesson Holding Corp. #* .............     43,700        247,779
                                                              ------------
                                                                 2,504,246
                                                              ------------
CONSUMER NON-CYCLICAL--9.3%
   Alliance One International, Inc.* ...........    306,700      1,232,934
   Del Monte Foods Co. .........................     24,300        207,036
   Jarden Corp.* ...............................     13,700        351,679
   Libbey, Inc. # ..............................    113,000      1,050,900
   Lifetime Brands, Inc. # .....................     98,900        958,341
   Pantry, Inc., (The) #* ......................     11,200        205,408
                                                              ------------
                                                                 4,006,298
                                                              ------------
CONSUMER SERVICES--5.0%
   Carrols Restaurant Group, Inc.* .............     67,100        382,470
   Jack in the Box, Inc.* ......................     17,300        410,529
   Lee Enterprises, Inc. # .....................     82,300        308,625
   New Frontier Media, Inc. ....................     60,300        233,361
   Valassis Communications, Inc.* ..............     85,900        808,319
                                                              ------------
                                                                 2,143,304
                                                              ------------
ENERGY--6.3%
   American Oil & Gas, Inc. #* .................     49,200        141,204
   Approach Resources, Inc.* ...................     39,100        547,400
   Geokinetics, Inc.* ..........................     14,500        283,910
   GeoMet, Inc. #* .............................     38,000        265,240
   Hercules Offshore, Inc. .....................     19,400        428,158
   Holly Corp. .................................     33,100      1,059,200
                                                              ------------
                                                                 2,725,112
                                                              ------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
FINANCE--31.2%
   Apollo Investment Corp. # ...................     26,144   $    462,749
   Ares Capital Corp. ..........................     34,700        419,523
   Ashford Hospitality Trust, Inc. (REIT) ......     28,200        128,028
   Aspen Insurance Holdings Ltd. ...............     15,200        411,920
   Bancorp Rhode Island, Inc. ..................      3,900        115,713
   Berkshire Hills Bancorp, Inc. ...............     21,400        569,240
   CapLease, Inc. # (REIT) .....................     91,600        755,700
   Capstead Mortgage Corp. (REIT) ..............     27,600        324,024
   Danvers Bancorp, Inc. # .....................     51,000        609,960
   Delphi Financial Group, Inc., Class A .......     25,300        678,799
   Encore Bancshares, Inc.* ....................     19,400        321,458
   ESSA Bancorp, Inc. ..........................     21,700        290,346
   Flushing Financial Corp. ....................     17,600        306,064
   Hatteras Financial Corp. ....................     18,100        447,975
   Home Financial Bancorp, Inc. ................     26,500        291,500
   Investors Bancorp, Inc. #* ..................     17,300        253,099
   Meadowbrook Insurance Group, Inc. ...........    164,200      1,100,140
   MFA Mortgage Investments, Inc. (REIT) .......     92,100        626,280
   National Financial Partners Corp. # .........     14,800        298,516
   Nelnet, Inc., Class A .......................     35,200        553,344
   New York Community Bancorp, Inc. ............     11,900        196,231
   PennantPark Investment Corp. # ..............     55,200        441,048
   Renasant Corp. # ............................     19,500        368,745
   Sun Communities, Inc. (REIT) ................     34,200        660,402
   United Financial Bancorp, Inc. ..............     42,700        546,133
   Validus Holdings Ltd. .......................     17,700        422,322
   Viewpoint Financial Group # .................     14,700        240,933
   Westfield Financial, Inc. ...................     61,800        631,596
   WSFS Financial Corp. ........................     13,000        695,110
   Zenith National Insurance Corp. .............      8,100        309,339
                                                              ------------
                                                                13,476,237
                                                              ------------
HEALTH CARE--7.4%
   ICU Medical, Inc.* ..........................     30,500        926,285
   Kensey Nash Corp.* ..........................      4,300        154,843
   Lakeland Industries, Inc.* ..................     50,811        649,873
   Life Sciences Research, Inc.* ...............      2,400         84,960
   LifePoint Hospitals, Inc.* ..................     12,300        415,002
   NovaMed, Inc. #* ............................     43,300        193,984
   Providence Service Corp., (The)* ............     58,200        745,542
                                                              ------------
                                                                 3,170,489
                                                              ------------
INDUSTRIAL--1.4%
   Barnes Group, Inc. ..........................     11,000        265,320
   Briggs & Stratton Corp. .....................     23,200        348,000
                                                              ------------
                                                                   613,320
                                                              ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


46  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO WPG SMALL CAP VALUE FUND (concluded)             PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
TECHNOLOGY--6.8%
   Actuate Corp.* ..............................     73,600   $    314,272
   Axesstel, Inc.* .............................    202,020        186,060
   Ciena Corp.* ................................     12,100        210,298
   CPI International, Inc.* ....................     21,220        303,446
   Digi International, Inc.* ...................     42,700        504,287
   Lionbridge Technologies, Inc.* ..............     40,700        129,833
   OmniVision Technologies, Inc.* ..............      9,500        110,960
   Plantronics, Inc. ...........................      9,900        255,420
   QLogic Corp.* ...............................     11,300        211,084
   Rackable Systems, Inc.* .....................     48,300        500,388
   Zoran Corp.* ................................     23,800        211,820
                                                              ------------
                                                                 2,937,868
                                                              ------------
TRANSPORTATION--1.6%
   Airtran Holdings, Inc. #* ...................     46,100        110,640
   DHT Maritime, Inc. ..........................     36,700        326,997
   Pacer International, Inc. ...................     12,200        257,176
                                                              ------------
                                                                   694,813
                                                              ------------
UTILITIES--4.2%
   El Paso Electric Co.* .......................     15,400        327,866
   Great Plains Energy, Inc. ...................     10,600        248,570
   Portland General Electric Co. ...............     16,400        420,168
   Synthesis Energy Systems, Inc.* .............     12,200         82,106
   UGI Corp. ...................................     17,900        492,250
   Vectren Corp. ...............................      8,900        246,886
                                                              ------------
                                                                 1,817,846
                                                              ------------
   TOTAL COMMON STOCK
     (Cost $40,872,494) ........................                39,835,026
                                                              ------------
SHORT-TERM INVESTMENT--7.2%
   Dreyfus Government Cash Management ..........  3,098,881      3,098,881
                                                              ------------
   TOTAL SHORT-TERM INVESTMENT
     (Cost $3,098,881) .........................                 3,098,881
                                                              ------------
TOTAL INVESTMENTS(a)--99.5%
   (Cost $43,971,375) ..........................                42,933,907
                                                              ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.5% ...........................                   199,294
                                                              ------------
NET ASSETS--100.0% .............................              $ 43,133,201
                                                              ============

---------------------
* -- Non-income producing.
# -- Portion of security out on loan (See Note 6).
REIT -- Real Estate Investment Trust
(a) At August 31, 2008, the market value of securities on loan was $4,714,162.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       ANNUAL REPORT 2008  |  47

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO WPG 130/30 LARGE CAP CORE FUND                   PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
LONG POSITIONS--129.4%
DOMESTIC COMMON STOCK--129.4%
BASIC MATERIALS--6.5%
   AK Steel Holding Corp. # ....................        966   $     50,821
   Celanese Corp. Series A # ...................      5,530        213,237
   Freeport-McMoRan Copper &
   Gold, Inc., Class B # .......................      2,231        199,273
   International Paper Co. .....................      1,911         51,692
   Mosaic Co., (The) # .........................      1,643        175,374
   Nucor Corp. # ...............................      2,989        156,922
   Owens-Illinois, Inc.* .......................        723         32,246
                                                              ------------
                                                                   879,565
                                                              ------------
COMMERCIAL SERVICES--2.2%
   Accenture Ltd., Class A .....................        871         36,024
   Computer Sciences Corp. #* ..................      1,527         71,815
   Hewitt Associates, Inc., Class A #* .........      1,732         69,644
   Omnicom Group, Inc. # .......................      2,789        118,226
                                                              ------------
                                                                   295,709
                                                              ------------
CONSUMER CYCLICAL--8.6%
   AutoZone, Inc. #* ...........................      1,025        140,661
   Best Buy Co., Inc. # ........................      2,412        107,985
   BorgWarner, Inc. # ..........................      3,194        132,072
   Cemex S.A. de C.V. - ADR* ...................      4,745         95,137
   Fastenal Co. # ..............................      1,753         91,033
   Liz Claiborne, Inc. .........................      4,113         66,672
   RadioShack Corp. # ..........................     10,836        205,992
   TJX Companies, Inc., (The) # ................      2,401         87,012
   Wal-Mart Stores, Inc. # .....................      4,011        236,930
                                                              ------------
                                                                 1,163,494
                                                              ------------
CONSUMER NON-CYCLICAL--10.6%
   Avon Products, Inc. # .......................      6,059        259,507
   Constellation Brands, Inc.,
   Class A* ....................................      9,453        199,553
   Jarden Corp.* ...............................      2,586         66,383
   Kraft Foods, Inc., Class A # ................      3,347        105,464
   Kroger Co., (The) # .........................      3,062         84,572
   Pepsi Bottling Group, Inc. # ................      7,602        224,867
   Philip Morris International, Inc. # .........      3,515        188,755
   Procter & Gamble Co. # ......................      2,663        185,798
   Safeway, Inc. # .............................      2,711         71,408
   SUPERVALU, Inc. .............................      2,217         51,412
                                                              ------------
                                                                 1,437,719
                                                              ------------
CONSUMER SERVICES--6.3%
   Brinker International, Inc. # ...............      3,324         62,890
   CBS Corp., Class B # ........................      4,573         73,991
   Hasbro, Inc. # ..............................      2,549         95,333
   Liberty Global, Inc., Class A* ..............      1,617         56,886
   McDonald's Corp. ............................        960         59,568
   Royal Caribbean Cruises Ltd. # ..............      3,440         93,499
   Walt Disney Co., (The) # ....................      9,930        321,235
   Yum! Brands, Inc. # .........................      2,339         83,456
                                                              ------------
                                                                   846,858
                                                              ------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
ENERGY--15.7%
   Chesapeake Energy Corp. # ...................      1,729   $     83,684
   ConocoPhillips # ............................      1,381        113,946
   EnCana Corp. # ..............................      1,392        104,261
   ENSCO International, Inc. # .................      3,421        231,875
   Exxon Mobil Corp. # .........................      8,699        696,007
   Helmerich & Payne, Inc. .....................        628         35,871
   Hess Corp. ..................................        896         93,820
   Murphy Oil Corp. ............................        909         71,384
   Occidental Petroleum Corp. # ................      3,440        272,999
   Questar Corp. ...............................      1,362         70,674
   Royal Dutch Shell PLC - ADR .................      2,965        206,127
   Talisman Energy, Inc. # .....................      6,252        109,973
   Unit Corp.* .................................        480         32,510
                                                              ------------
                                                                 2,123,131
                                                              ------------
FINANCE--18.9%
   Annaly Capital Management, Inc. .............      5,115         76,520
   Bank of America Corp. # .....................      4,693        146,140
   Capital One Financial Corp. # ...............      2,776        122,533
   Charles Schwab Corp., (The) # ...............     10,712        256,981
   Chubb Corp., (The) # ........................      4,662        223,823
   Citigroup, Inc. # ...........................      8,159        154,939
   Endurance Specialty Holdings Ltd. # .........      2,749         89,672
   Huntington Bancshares, Inc. .................      7,053         51,628
   Mastercard, Inc., Class A # .................        825        200,104
   MetLife, Inc. # .............................      3,865        209,483
   Northern Trust Corp. # ......................      2,773        222,921
   ProLogis (REIT) # ...........................      4,262        183,522
   Raymond James Financial, Inc. # .............      2,977         91,781
   State Street Corp. ..........................      2,712        183,521
   TD Ameritrade Holding Corp. #* ..............      4,419         90,280
   W.R. Berkley Corp. # ........................      3,979         93,745
   Wachovia Corp. ..............................      1,766         28,062
   Wells Fargo & Co. # .........................      3,984        120,596
                                                              ------------
                                                                 2,546,251
                                                              ------------
HEALTH CARE--16.9%
   Aetna, Inc. # ...............................      3,728        160,826
   AstraZeneca PLC - ADR # .....................      5,128        249,734
   Boston Scientific Corp. #* ..................     14,419        181,103
   CIGNA Corp. # ...............................      2,864        119,944
   Invitrogen Corp. #* .........................      5,228        221,981
   Johnson & Johnson # .........................      2,394        168,609
   Medco Health Solutions, Inc. #* .............      3,302        154,699
   Merck & Co., Inc. # .........................      3,229        115,178
   Pfizer, Inc. # ..............................     19,016        363,396
   Schering-Plough Corp. # .....................      5,266        102,160
   Thermo Fisher Scientific, Inc. #* ...........      3,051        184,769
   Varian Medical Systems, Inc.* ...............        766         48,381
   Watson Pharmaceuticals, Inc. #* .............      3,175         96,234
   WellPoint, Inc. #* ..........................      2,108        111,281
                                                              ------------
                                                                 2,278,295
                                                              ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


48  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO WPG 130/30 LARGE CAP CORE FUND (continued)       PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
INDUSTRIAL--7.4%
   Allied Waste Industries, Inc. #* ............      5,706   $     76,689
   Caterpillar, Inc. # .........................      3,966        280,515
   Flowserve Corp. # ...........................      1,025        135,423
   Foster Wheeler Ltd. #* ......................      2,139        106,287
   General Electric Co. # ......................      6,987        196,335
   Parker-Hannifin Corp. # .....................      2,686        172,092
   Snap-On, Inc. ...............................        674         38,431
                                                              ------------
                                                                 1,005,772
                                                              ------------
OTHER--0.9%
   SPDR Trust Series 1 # .......................        935        120,344
                                                              ------------
TECHNOLOGY--24.6%
   Apple, Inc. #* ..............................        890        150,882
   Broadcom Corp., Class A #* ..................      2,215         53,293
   CA, Inc. # ..................................      7,966        190,467
   Ciena Corp. #* ..............................      7,343        127,621
   Expedia, Inc. #* ............................     10,151        179,267
   Goodrich Corp. ..............................      1,421         72,826
   Hewlett-Packard Co. # .......................      6,048        283,772
   Intel Corp. # ...............................      7,930        181,359
   International Business Machines Corp. # .....      2,069        251,859
   Lexmark International, Inc., Class A #* .....      5,457        196,288
   LSI Corp.* ..................................     30,195        200,797
   Motorola, Inc. # ............................     23,837        224,545
   Novell, Inc. #* .............................     14,743         94,798
   QUALCOMM, Inc. ..............................      3,865        203,492
   Raytheon Co. # ..............................      3,836        230,122
   STMicroelectronics N.V. # ...................     20,392        267,339
   Symantec Corp. #* ...........................     10,136        226,134
   Taiwan Semiconductor Manufacturing Co.,
      Ltd. - ADR ...............................     20,033        194,521
                                                              ------------
                                                                 3,329,382
                                                              ------------
TELECOMMUNICATIONS--4.2%
   Embarq Corp. # ..............................      5,158        243,251
   Qwest Communications
   International, Inc. .........................     33,613        127,057
   Sprint Nextel Corp. .........................      6,078         53,000
   Verizon Communications, Inc. ................      4,211        147,891
                                                              ------------
                                                                   571,199
                                                              ------------
TRANSPORTATION--2.3%
   CSX Corp. # .................................      1,473         95,274
   GATX Corp. # ................................      3,493        153,098
   Kirby Corp.* ................................      1,271         58,199
                                                              ------------
                                                                   306,571
                                                              ------------
UTILITIES--4.3%
   Duke Energy Corp. # .........................      7,977        139,119
   Edison International # ......................      4,799        220,370
   Oneok, Inc. # ...............................      1,780         77,804


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
UTILITIES--(CONTINUED)
   SCANA Corp. # ...............................      3,607   $    141,394
                                                              ------------
                                                                   578,687
                                                              ------------
   TOTAL DOMESTIC COMMON STOCK
     (Cost $18,218,366) ........................                17,482,977
                                                              ------------
TOTAL LONG POSITIONS--129.4%
   (Cost $18,218,366) ..........................                17,482,977
                                                              ------------
SECURITIES SOLD SHORT--(29.7%)
BASIC MATERIALS--(2.3%)
   AptarGroup, Inc. ............................     (1,306)       (52,749)
   Cameco Corp. ................................     (1,967)       (59,167)
   Foundation Coal Holdings, Inc. ..............       (763)       (45,132)
   Goldcorp, Inc. ..............................     (1,271)       (43,125)
   Louisiana-Pacific Corp. .....................     (5,390)       (52,499)
   Titanium Metals Corp. .......................     (4,341)       (62,554)
                                                              ------------
                                                                  (315,226)
                                                              ------------
COMMERCIAL SERVICES--(1.1%)
   DST Systems, Inc.* ..........................       (472)       (29,146)
   Fidelity National Information
     Services, Inc. ............................     (2,900)       (63,365)
   Monster Worldwide, Inc.* ....................     (2,609)       (50,980)
                                                              ------------
                                                                  (143,491)
                                                              ------------
CONSUMER CYCLICAL--(2.3%)
   Chico's FAS, Inc.* ..........................     (7,745)       (44,456)
   Cooper Tire & Rubber Co. ....................     (6,671)       (63,775)
   Jones Lang LaSalle, Inc. ....................       (529)       (26,344)
   O'Reilly Automotive, Inc.* ..................     (2,538)       (73,907)
   Toll Brothers, Inc.* ........................     (3,243)       (80,686)
   Weight Watchers International, Inc. .........       (502)       (19,879)
                                                              ------------
                                                                  (309,047)
                                                              ------------
CONSUMER NON-CYCLICAL--(1.6%)
   Dean Foods Co.* .............................     (2,994)       (75,359)
   Energizer Holdings, Inc.* ...................       (966)       (82,052)
   Smithfield Foods, Inc.* .....................     (2,779)       (55,886)
                                                              ------------
                                                                  (213,297)
                                                              ------------
CONSUMER SERVICES--(1.5%)
   Cheesecake Factory, Inc. (The)* .............     (2,404)       (36,950)
   Harman International Industries, Inc. .......     (1,287)       (43,797)
   Hearst-Argyle Television, Inc. ..............     (1,863)       (36,887)
   Marriott International, Inc., Class A .......     (1,211)       (34,162)
   Scientific Games Corp., Class A* ............     (1,867)       (56,215)
                                                              ------------
                                                                  (208,011)
                                                              ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                       ANNUAL REPORT 2008  |  49

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO WPG 130/30 LARGE CAP CORE FUND (concluded)       PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
ENERGY--(2.2%)
   CNX Gas Corp.* ..............................     (1,856)  $    (56,311)
   Frontier Oil Corp. ..........................     (3,698)       (71,630)
   Plains All American Pipeline LP .............     (1,082)       (51,557)
   Tesoro Corp. ................................     (1,996)       (37,026)
   Tetra Technologies, Inc.* ...................     (3,520)       (77,933)
                                                              ------------
                                                                  (294,457)
                                                              ------------
FINANCE--(4.0%)
   Arthur J. Gallagher & Co. ...................     (2,468)       (65,353)
   Brown & Brown, Inc. .........................     (4,084)       (82,987)
   Fidelity National Financial, Inc., Class A ..     (4,834)       (67,821)
   First American Corp. ........................     (1,826)       (46,143)
   Kilroy Realty Corp. (REIT) ..................       (653)       (32,683)
   Legg Mason, Inc. ............................     (1,450)       (64,568)
   Merrill Lynch & Co., Inc. ...................       (772)       (21,886)
   Old Republic International Corp. ............     (5,935)       (64,869)
   Plum Creek Timber Co., Inc. .................       (902)       (44,757)
   Taubman Centers, Inc. .......................       (964)       (46,793)
                                                              ------------
                                                                  (537,860)
                                                              ------------
HEALTH CARE--(4.3%)
   Allergan, Inc. ..............................     (1,278)       (71,402)
   Covance, Inc.* ..............................       (785)       (74,057)
   Coventry Health Care, Inc.* .................     (1,948)       (68,219)
   Elan Corp PLC - ADR* ........................     (1,632)       (21,852)
   Health Net, Inc.* ...........................     (2,425)       (67,051)
   Hill-Rom Holdings, Inc. .....................     (2,323)       (69,550)
   Inverness Medical Innovations, Inc.* ........     (1,927)       (68,447)
   Shire Ltd. - ADR ............................     (1,296)       (68,792)
   VCA Antech, Inc.* ...........................     (2,409)       (74,053)
                                                              ------------
                                                                  (583,423)
                                                              ------------
INDUSTRIAL--(1.8%)
   Graco, Inc. .................................     (1,082)       (41,278)
   Joy Global, Inc. ............................       (977)       (69,406)
   Pall Corp. ..................................     (1,627)       (66,073)
   Stericycle, Inc.* ...........................     (1,120)       (66,416)
                                                              ------------
                                                                  (243,173)
                                                              ------------
OTHER--(0.4%)
   EW Scripps Co., Class A .....................     (7,507)       (54,576)
                                                              ------------
TECHNOLOGY--(6.3%)
   Alliant Techsystems, Inc.* ..................       (620)       (65,243)
   Avnet, Inc.* ................................     (1,241)       (36,423)
   Citrix Systems, Inc.* .......................     (2,263)       (68,501)
   Equinix, Inc.* ..............................       (693)       (55,786)
   Linear Technology Corp. .....................     (1,675)       (54,672)
   MEMC Electronic Materials, Inc.* ............     (1,367)       (67,106)
   Nuance Communications, Inc.* ................     (4,087)       (64,575)
   Rambus, Inc.* ...............................     (4,103)       (72,172)
   Roper Industries, Inc. ......................       (939)       (55,476)
   Satyam Computer Services Ltd. - ADR .........     (2,676)       (59,568)



                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
TECHNOLOGY--(CONTINUED)
   Spirit Aerosystems Holdings, Inc.,
      Class A* .................................     (2,800)  $    (63,840)
   Texas Instruments, Inc. .....................     (2,323)       (56,937)
   Varian Semiconductor Equipment
     Associates, Inc.* .........................     (2,223)       (71,803)
   Zebra Technologies Corp., Class A* ..........     (2,010)       (62,752)
                                                              ------------
                                                                  (854,854)
                                                              ------------
TELECOMMUNICATIONS--(1.0%)
   MetroPCS Communications, Inc.* ..............     (4,308)       (72,676)
   SBA Communications Corp., Class A* ..........     (1,864)       (65,109)
                                                              ------------
                                                                  (137,785)
                                                              ------------
UTILITIES--(0.9%)
   Covanta Holding Corp.* ......................     (1,903)       (52,942)
   Great Plains Energy, Inc. ...................     (2,814)       (65,988)
                                                              ------------
                                                                  (118,930)
                                                              ------------
   TOTAL SECURITIES SOLD SHORT
     (Proceeds $4,352,557) .....................                (4,014,130)
                                                              ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES--0.3% .............................                  32,923
                                                              ------------
NET ASSETS--100.0% ...............................            $ 13,501,770
                                                              ============

---------------------
*  -- Non-income producing.
# -- Security  position is either  entirely or  partially  held in a  segregated account as collateral for securities sold short.
ADR -- American Depository Receipt.
REIT -- Real Estate Investment Trust



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


50  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO SAM SUSTAINABLE CLIMATE FUND                    PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
COMMON STOCK--91.1%
AUSTRIA--7.0%
   Verbund-Oesterreichische
      Elektrizitaetswirtschafts AG
      (Utilities) ..............................      2,300   $    173,974
   Wienerberger AG (Basic
   Materials) ..................................      1,600         42,251
   Zumtobel AG (Technology) ....................      2,600         41,996
                                                              ------------
                                                                   258,221
                                                              ------------
BRAZIL--3.7%
   Aracruz Celulose SA - ADR
      (Basic Industries) .......................        900         49,761
   Cia Energetica de Minas
      Gerais - ADR (Utilities) .................      3,952         85,284
                                                              ------------
                                                                   135,045
                                                              ------------
CANADA--5.7%
   Agrium, Inc. (Basic Materials) ................      900         76,124
   Canadian Hydro Developers, Inc.
      (Utilities)* .............................      4,400         19,352
   Intermap Technologies Corp.
      (Capital Goods)* .........................     10,100         45,183
   Potash Corp. of Saskatchewan
      (Basic Materials) ........................        400         69,603
                                                              ------------
                                                                   210,262
                                                              ------------
CHINA--5.1%
   Trina Solar Ltd. - ADR*
      (Energy) .................................      2,500         81,750
   Yingli Green Energy Holding Co. Ltd.- ADR*
      (Technology) .............................      5,800        104,458
                                                              ------------
                                                                   186,208
                                                              ------------
DENMARK--7.3%
   Greentech Energy Systems
      (Utilities)* .............................      7,200         95,599
   Novozymes A/S, Class B (Health Care) ........        500         50,258
   Vestas Wind Systems A/S (Technology)* .......        900        122,508
                                                              ------------
                                                                   268,365
                                                              ------------
FINLAND--6.2%
   Fortum Oyj (Utilities) ......................      2,950        121,351
   Vaisala Oyj Class A (Technology) ............      1,200         48,906
   Wartsila Oyj (Capital Goods) ................      1,000         57,728
                                                              ------------
                                                                   227,985
                                                              ------------
GERMANY--7.1%
   K+S AG (Basic Materials) ....................        600         72,883
   Q-Cells AG (Technology)* ....................        900         90,668
   Steico AG (Capital Goods) ...................      4,000         18,602
   Vossloh AG (Capital Goods) ..................        600         78,288
                                                              ------------
                                                                   260,441
                                                              ------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
GREECE--1.2%
   Terna Energy SA (Utilities) .................      4,800   $     42,251
                                                              ------------
ITALY--3.9%
   Prysmian SpA (Technology) ...................      4,000         98,351
   Trevi Finanziaria SpA (Capital Goods) .......      1,900         43,901
                                                              ------------
                                                                   142,252
                                                              ------------
JAPAN--1.5%
   Mitsubishi Rayon Co. Ltd.
      (Basic Industries) .......................     11,000         30,021
   Miura Co. Ltd. (Capital Goods) ..............      1,200         26,685
                                                              ------------
                                                                    56,706
                                                              ------------
NETHERLANDS--2.9%
   Koninklijke Boskalis Westminster
      NV (Industrial) ..........................        900         53,408
   Smit Internationale NV (Transportation) .....        700         54,099
                                                              ------------
                                                                   107,507
                                                              ------------
NORWAY--1.7%
   Yara International ASA
      (Diversified Operation) ..................      1,000         62,330
                                                              ------------
SPAIN--0.9%
   Gamesa Corp. Tecnologica SA (Technology) ....        700         33,242
                                                              ------------
SWEDEN--1.0%
   Munters AB (Capital Goods) ..................      4,500         36,450
                                                              ------------
SWITZERLAND--4.7%
   Bucher Industries AG (Capital Goods) ........        200         41,230
   Georg Fischer AG (Capital Goods)* ...........        100         38,142
   Syngenta AG (Basic Industries) ..............        350         94,083
                                                              ------------
                                                                   173,455
                                                              ------------
UNITED STATES--31.2%
   Apogee Enterprises, Inc. (Industrial) .......      3,400         68,000
   Archer-Daniels-Midland Co.
      (Consumer Non-Durables) ..................      3,000         76,380
   BorgWarner, Inc. (Consumer Durables) ........      2,200         90,970
   Covanta Holding Corp. (Energy)* .............      3,100         86,242
   Ecolab, Inc. (Basic Industries) .............      1,500         68,610
   Fluor Corp. (Capital Goods) .................        720         57,694
   FPL Group, Inc. (Utilities) .................      1,500         90,090
   General Electric Co. (Capital Goods) ........      1,800         50,580
   Global Industries Ltd. (Energy)* ............      3,500         33,845
   Jacobs Engineering Group, Inc.
      (Capital Goods)* .........................      1,300         95,966



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                                       ANNUAL REPORT 2008  |  51

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO SAM SUSTAINABLE CLIMATE FUND (concluded)         PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
UNITED STATES--(CONTINUED)
   Johnson Controls, Inc. (Consumer Durables) ..      1,200   $     37,104
   Kaydon Corp. (Capital Goods) ................      1,400         78,022
   Kingspan Group PLC (Capital Goods) ..........      2,000         22,886
   Quanta Services, Inc. (Consumer
      Non-Durables)* ...........................      2,500         79,850
   SunPower Corp., Class A (Technology)* .......      1,000         97,550
   Tetra Tech, Inc. (Consumer Services)* .......      4,000        114,320
                                                              ------------
                                                                 1,148,109
                                                              ------------
   TOTAL COMMON STOCK
     (Cost $3,842,975) .........................                 3,348,829
                                                              ------------
SHORT-TERM INVESTMENT--9.3%
   PNC Bank Money Market Deposit Account .......    344,544        344,544
                                                              ------------
   TOTAL SHORT-TERM INVESTMENT
     (Cost $344,544) ...........................                   344,544
                                                              ------------
TOTAL INVESTMENTS--100.4%
   (Cost $4,187,519) ...........................                 3,693,373
                                                              ------------
LIABILITIES IN EXCESS OF
   OTHER ASSETS--(0.4)% ........................                   (16,463)
                                                              ------------
NET ASSETS--100.0% .............................              $  3,676,910
                                                              ============

---------------------
* -- Non-income Producing
ADR -- American Depository Receipt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


52  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO SAM SUSTAINABLE WATER FUND                       PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
COMMON STOCK--94.3%
AUSTRALIA--1.3%
   Boart Longyear Group (Industrial) ...........     34,600   $     58,382
                                                              ------------
AUSTRIA--3.8%
   Andritz AG (Industrial) .....................      2,570        158,580
   BWT AG (Industrial) .........................        500         14,964
                                                              ------------
                                                                   173,544
                                                              ------------
BRAZIL--1.7%
   Cia de Saneamento Basico do
      Estado de Sao Paulo - ADR (Utilities) ....      1,700         76,160
                                                              ------------
CANADA--3.3%
   BioteQ Environmental Tech, Inc.
      (Industrial)* ............................     10,000         28,725
   Hanfeng Evergreen, Inc. (Basic Materials) ...      3,200         29,293
   Intermap Technologies Corp.
      (Consumer Non-Cyclical)* .................      6,000         26,841
   Stantec, Inc. (Consumer  Non-Cyclical)* .....      1,200         34,696
   SunOpta, Inc. (Consumer Non-Cyclical)* ......      4,100         27,306
                                                              ------------
                                                                   146,861
                                                              ------------
CHINA--1.1%
   Bio-Treat Technology Ltd. (Industrial) ......     59,000          8,535
   Celestial Nutrifoods Ltd. (Consumer
      Non-Cyclical) ............................     39,000         16,926
   Epure International Ltd. (Industrial) .......     54,000         21,912
   Xinjiang Tianye Water Saving Irrigation
      System Co. Ltd. (Industrial) .............     32,000          4,264
                                                              ------------
                                                                    51,637
                                                              ------------
FINLAND--0.5%
   Uponor Oyj (Industrial) .....................      1,600         22,064
                                                              ------------
FRANCE--7.3%
   Foraco International SA (Basic Materials) ...      7,700         19,507
   Suez Environnement SA (Utilities)* ..........      3,400         97,665
   Veolia Environnement (Utilities) ............      3,900        209,693
                                                              ------------
                                                                   326,865
                                                              ------------
GERMANY--3.7%
   Krones AG (Industrial) ......................        450         33,048
   KSB AG (Industrial) .........................        160        102,811
   Washtec AG (Industrial)* ....................      2,100         30,808
                                                              ------------
                                                                   166,667
                                                              ------------

                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
HONG KONG--5.6%
   Chaoda Modern Agriculture (Consumer
      Non-Cyclical) ............................    150,000   $    159,906
   China Water Affairs Group Ltd.
      (Industrial)* ............................    122,000         25,323
   Guangdong Investment Ltd.
      (Diversified Operation) ..................    196,000         67,053
                                                              ------------
                                                                   252,282
                                                              ------------
JAPAN--1.6%
   Kitz Corp. (Industrial) .....................      4,000         18,231
   Kurita Water Industries Ltd.
      (Industrial) .............................      1,600         52,635
                                                              ------------
                                                                    70,866
                                                              ------------
NETHERLANDS--12.4%
   Aalberts Industries NV (Industrial) .........      6,100         94,233
   Arcadis NV (Industrial) .....................      3,800         80,779
   Cascal NV (Utilities)* ......................      2,000         21,040
   Grontmij NV (Industrial) ....................      1,300         46,592
   Koninklijke Boskalis Westminster
     NV (Industrial) ...........................      2,750        163,191
   Ten Cate NV (Industrial) ....................      1,000         39,610
   Wavin NV (Industrial) .......................     14,000        113,990
                                                              ------------
                                                                   559,435
                                                              ------------
PHILIPPINES--0.2%
   Manila Water Co., Inc. (Utilities) ..........     20,000          7,732
                                                              ------------
SINGAPORE--1.5%
   Boustead Singapore Ltd. (Diversified
      Operation) ...............................     50,000         37,754
   Hyflux Ltd. (Industrial) ....................      9,000         18,037
   Sinomem Technology Ltd. (Industrial)* .......     40,000         10,727
                                                              ------------
                                                                    66,518
                                                              ------------
SPAIN--0.6%
   Fluidra SA (Industrial) .....................      4,500         25,417
                                                              ------------
SWEDEN--0.3%
   Cardo AB (Industrial) .......................        600         15,952
                                                              ------------
SWITZERLAND--6.4%
   Geberit AG (Industrial) .....................      1,360        198,229
   Nestle SA (Consumer Non-Cyclical) ...........      2,000         88,271
                                                              ------------
                                                                   286,500
                                                              ------------
UNITED KINGDOM--3.9%
   Pennon Group PLC (Utilities) ................      1,800         20,113
   PuriCore PLC (Consumer Non-Cyclical)* .......     28,900          6,585
   RPS Group PLC (Consumer Non-Cyclical) .......      2,500         13,683
   Severn Trent PLC (Utilities) ................      2,700         67,132



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       ANNUAL REPORT 2008  |  53

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBECO SAM SUSTAINABLE WATER FUND (concluded)           PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------


                                                   Number
                                                  of Shares      Value
                                                 -----------  ------------
UNITED KINGDOM--(CONTINUED)
   United Utilities Group PLC
      (Diversified Operation) ..................      5,100   $     66,471
                                                              ------------
                                                                   173,984
                                                              ------------
UNITED STATES--39.1%
   California Water Service Group (Utilities) ..        600         23,574
   Danaher Corp. (Industrial) ..................      2,700        220,239
   Ecolab, Inc. (Basic Materials) ..............      2,100         96,054
   IDEX Corp. (Industrial) .....................      2,350         87,115
   Insituform Technologies, Inc., Class A
      (Industrial)* ............................      1,100         20,196
   Itron, Inc. (Industrial)* ...................      1,000        103,580
   ITT Corp. (Industrial) ......................      3,800        242,250
   Lindsay Manufacturing Co. (Industrial) ......        300         24,573
   Mueller Water Products, Inc.,
      Class B (Industrial) .....................      4,600         47,748
   Nalco Holding Co. (Industrial) ..............      3,900         89,193
   Pall Corp. (Industrial) .....................      4,600        186,806
   Pentair, Inc. (Industrial) ..................      2,000         73,500
   Robbins & Myers, Inc. (Industrial) ..........      1,100         49,335
   Roper Industries, Inc. (Industrial) .........      2,300        135,884
   Thermo Fisher Scientific, Inc.
      (Industrial)* ............................      3,100        187,736
   Toro Co. (Consumer Cyclical) ................      1,300         53,131
   TyraTech, Inc. (Basic Materials)* ...........      3,500         18,502
   URS Corp. (Industrial)* .....................        500         23,980
   Valmont Industries, Inc. (Industrial) .......        700         74,718
                                                              ------------
                                                                 1,758,114
                                                              ------------
   TOTAL COMMON STOCK
     (Cost $4,731,558) .........................                 4,238,980
                                                              ------------
RIGHTS--0.0%
UNITED KINGDOM--0.0%
   PuriCore PLC (Consumer Non-Cyclical)* .......      5,780              0
                                                              ------------
   TOTAL RIGHTS
     (Cost $0) .................................                         0
                                                              ------------
SHORT-TERM INVESTMENT--5.0%
   PNC Bank Money Market Deposit Account .......    223,890        223,890
                                                              ------------
   TOTAL SHORT-TERM INVESTMENT
     (Cost $223,890) ...........................                   223,890
                                                              ------------
TOTAL INVESTMENTS--99.3%
   (Cost $4,955,448) ...........................                 4,462,870
                                                              ------------
OTHER ASSETS IN EXCESS
   OF LIABILITIES--0.7% ........................                    30,770
                                                              ------------
NET ASSETS--100.0% .............................              $  4,493,640
                                                              ============

---------------------
* -- Non-income Producing
ADR  -- American Depository Receipt.





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



54  |  ANNUAL REPORT 2008

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                      ROBECO BOSTON    ROBECO BOSTON   ROBECO BOSTON   ROBECO BOSTON   ROBECO BOSTON
                                                         PARTNERS        PARTNERS         PARTNERS       PARTNERS        PARTNERS
                                                         SMALL CAP      LONG/SHORT        LARGE CAP       MID CAP         ALL-CAP
                                                       VALUE FUND II    EQUITY FUND      VALUE FUND     VALUE FUND      VALUE FUND
                                                       -------------   -------------   -------------   -------------   -------------
ASSETS
   Investment in securities, at value +.............   $122,305,251     $50,237,743     $59,928,961    $52,048,875      $55,198,210
   Receivable for investments sold .................             --          89,414         507,942        227,314          529,578
   Deposits with brokers for securities sold short .             --      11,772,869              --             --               --
   Receivable for capital shares sold ..............          9,531           6,929          15,571          6,779                8
   Dividends and interest receivable ...............        102,068          28,041         110,405         73,904          167,195
   Prepaid expenses and other assets ...............         22,725          10,306           7,720         13,144           86,872
                                                       ------------     -----------     -----------    -----------      -----------
     Total assets ..................................    122,439,575      62,145,302      60,570,599     52,370,016       55,981,863
                                                       ------------     -----------     -----------    -----------      -----------
LIABILITIES
   Securities sold short, at fair value* ...........             --      11,291,671              --             --               --
   Options written, at value** .....................             --              --              --             --          288,754
   Payable due to prime broker .....................             --       6,213,823              --             --               --
   Payable for capital shares redeemed .............         16,749           7,657           2,794         44,663               --
   Payable for investments purchased ...............        174,816         267,927         318,778             --          609,791
   Payable to investment adviser ...................        100,881          73,739           8,759         11,099           14,752
   Interest payable ................................             --           1,353              --             --               --
   Payable for dividends on securities sold short ..             --           1,767              --             --               --
   Other accrued expenses and liabilities ..........        125,514         137,140          61,902         56,989           55,413
                                                       ------------     -----------     -----------    -----------      -----------
     Total liabilities .............................        417,960      17,995,077         392,233        112,751          968,710
                                                       ------------     -----------     -----------    -----------      -----------
NET ASSETS
   Paid-in capital .................................    132,394,407      43,338,350      61,726,096     52,889,402       55,153,177
   Undistributed net investment income .............        523,488              --         559,507        210,966          454,886
   Accumulated net realized gain/(loss) from
     investments ...................................     (5,513,547)      2,278,608      (3,454,579)    (1,220,896)         289,050
   Net unrealized appreciation/(depreciation)
     on investments and foreign currency translation     (5,382,733)     (3,618,577)      1,347,342        377,793         (883,960)
   Net unrealized appreciation/(depreciation)
     on investments sold short .....................             --       2,151,844              --             --               --
                                                       ------------     -----------     -----------    -----------      -----------
   Net assets ......................................   $122,021,615     $44,150,225     $60,178,366    $52,257,265      $55,013,153
                                                       ============     ===========     ===========    ===========      ===========
INSTITUTIONAL CLASS
   Net assets ......................................   $ 56,651,867     $36,422,626     $43,722,565    $35,055,645      $51,849,510
                                                       ------------     -----------     -----------    -----------      -----------
   Shares outstanding ..............................      4,773,701       2,354,688       3,620,701      3,748,728        3,809,328
                                                       ------------     -----------     -----------    -----------      -----------
   Net asset value, offering and redemption price
     per share .....................................   $      11.87     $     15.47     $     12.08    $      9.35      $     13.61
                                                       ============     ===========     ===========    ===========      ===========
INVESTOR CLASS
   Net assets ......................................   $ 65,369,748     $ 7,727,599     $16,455,801    $17,201,620      $ 3,163,643
                                                       ------------     -----------     -----------    -----------      -----------
   Shares outstanding ..............................      5,718,108         509,554       1,335,313      1,894,873          233,269
                                                       ------------     -----------     -----------    -----------      -----------
   Net asset value, offering and redemption price
     per share .....................................   $      11.43     $     15.17     $     12.32    $      9.08      $     13.56
                                                       ============     ===========     ===========    ===========      ===========
   +  Investment in securities, at cost .............  $127,687,984     $53,856,320     $58,581,619    $51,671,082      $56,127,657
   *  Proceeds received, securities sold short .....             --      13,443,515              --             --               --
   ** Premiums received, options written ...........             --              --              --             --          334,241


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

56  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (concluded)
--------------------------------------------------------------------------------


                                                               ROBECO          ROBECO
                                                                 WPG         WPG 130/30           SAM             SAM
                                                              SMALL CAP       LARGE CAP       SUSTAINABLE     SUSTAINABLE
                                                             VALUE FUND       CORE FUND      CLIMATE FUND     WATER FUND
                                                             -----------     -----------     ------------     -----------
ASSETS
   Investment in securities, at value +.................     $42,933,907     $17,482,977      $3,693,373      $4,462,870
   Cash ................................................              --       1,242,474              --              --
   Receivable from investment adviser ..................              --          41,059           8,143          15,468
   Receivable for investments sold .....................         773,542              --              --          36,498
   Receivable for capital shares sold ..................              --              --              --           3,000
   Dividends and interest receivable ...................          52,733          31,602           5,942           7,987
   Prepaid expenses and other assets ...................          12,519          12,577          28,683          33,019
                                                             -----------     -----------      ----------      ----------
     Total assets ......................................      43,772,701      18,810,689       3,736,141       4,558,842
                                                             -----------     -----------      ----------      ----------
LIABILITIES
   Securities sold short, at fair value* ...............              --       4,014,130              --              --
   Payable for capital shares redeemed .................           7,294              --              --              --
   Payable for investments purchased ...................         544,687              --              --           4,065
   Payable due to prime broker .........................              --       1,227,995              --              --
   Payable to investment adviser .......................          22,847              --              --              --
   Payable for dividends on securities sold short ......              --           3,856              --              --
   Interest payable ....................................              --             236              --              --
   Other accrued expenses and liabilities ..............          64,672          62,702          59,231          61,137
                                                             -----------     -----------      ----------      ----------
     Total liabilities .................................         639,500       5,308,919          59,231          65,202
                                                             -----------     -----------      ----------      ----------
NET ASSETS
   Paid-in capital .....................................      51,132,393      15,712,760       4,350,998       5,028,051
   Undistributed net investment income .................          50,718          45,590          23,152          29,196
   Accumulated net realized gain/(loss) from
     investments .......................................      (7,012,442)     (1,859,618)       (202,894)        (70,656)
   Net unrealized appreciation/(depreciation)
     on investments and foreign currency translation ...      (1,037,468)       (735,389)       (494,346)       (492,951)
   Net unrealized appreciation/(depreciation)
     on investments sold short .........................              --         338,427              --              --
                                                             -----------     -----------      ----------      ----------
   Net assets ..........................................     $43,133,201     $13,501,770      $3,676,910      $4,493,640
                                                             ===========     ===========      ==========      ==========
INSTITUTIONAL CLASS
   Net assets ..........................................     $43,133,201     $13,501,770      $3,390,403      $4,070,953
                                                             -----------     -----------      ----------      ----------
   Shares outstanding ..................................       3,539,862         901,742         405,540         463,623
                                                             -----------     -----------      ----------      ----------
   Net asset value, offering and redemption price
     per share .........................................     $     12.18     $     14.97      $     8.36      $     8.78
                                                             ===========     ===========      ==========      ==========
INVESTOR CLASS
   Net assets ..........................................     $        --     $        --      $  286,507      $  422,687
                                                             -----------     -----------      ----------      ----------
   Shares outstanding ..................................              --              --          34,277          48,146
                                                             -----------     -----------      ----------      ----------
   Net asset value, offering and redemption price
     per share .........................................     $        --     $        --      $     8.36      $     8.78
                                                             ===========     ===========      ==========      ==========
   + Investment in securities, at cost .................     $43,971,375     $18,218,366      $4,187,519      $4,955,448
   * Proceeds received, securities sold short ..........              --       4,352,557              --              --


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                       ANNUAL REPORT 2008  |  57

ROBECO INVESTMENT FUNDS                       FOR THE YEAR ENDED AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------


                                                          ROBECO BOSTON   ROBECO BOSTON  ROBECO BOSTON  ROBECO BOSTON  ROBECO BOSTON
                                                             PARTNERS       PARTNERS       PARTNERS       PARTNERS        PARTNERS
                                                             SMALL CAP     LONG/SHORT      LARGE CAP       MID CAP         ALL-CAP
                                                           VALUE FUND II   EQUITY FUND    VALUE FUND     VALUE FUND      VALUE FUND
                                                          --------------  -------------  -------------  -------------  -------------
INVESTMENT INCOME
   Dividends(1) .......................................    $  2,876,361    $    749,472   $ 1,320,770    $   836,034    $   772,039
   Interest ...........................................         130,052         294,239        25,242         54,202         95,600
                                                           ------------    ------------   -----------    -----------    -----------
     Total investment income ..........................       3,006,413       1,043,711     1,346,012        890,236        867,639
                                                           ------------    ------------   -----------    -----------    -----------
EXPENSES
   Advisory fees ......................................       1,866,692       1,370,931       382,184        396,597        275,640
   Distribution fees (Investor Class) .................         227,644          25,109        49,811         36,995          8,421
   Administration and accounting fees .................         216,024         112,827        95,380         92,286         91,551
   Transfer agent fees ................................         130,032          84,125        80,677         96,055         82,686
   Printing and shareholder reporting fees ............          76,133          24,908        23,903         15,704          4,943
   Directors' and Officers' fees ......................          54,113          35,670        34,250         30,105         25,816
   Custodian fees .....................................          43,628          37,113        21,337         18,501         29,042
   Professional fees ..................................          43,415          43,771        44,975         45,704         47,833
   Registration and filing fees .......................          29,350          28,018        26,793         26,597         20,971
   Administrative service fees ........................          17,385           6,466         6,169          4,629          1,809
   Dividend expense on securities sold short ..........              --          95,186            --             --             --
   Prime broker interest expense ......................              --         806,502            --             --             --
   Other expenses .....................................          32,309          11,846        10,354          8,711          5,767
                                                           ------------    ------------   -----------    -----------    -----------
     Total expenses before waivers and
       reimbursements .................................       2,736,725       2,682,472       775,833        771,884        594,479
     Less: waivers and reimbursements by Adviser ......        (241,215)       (232,417)     (248,286)      (239,148)      (258,730)
                                                           ------------    ------------   -----------    -----------    -----------
     Net expenses after waivers and reimbursements ....       2,495,510       2,450,055       527,547        532,736        335,749
                                                           ------------    ------------   -----------    -----------    -----------
   Net investment income (loss) .......................         510,903      (1,406,344)      818,465        357,500        531,890
                                                           ------------    ------------   -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   Net realized gain/(loss) from:
     Investments ......................................       7,738,669      (5,874,432)   (2,964,116)      (392,105)       481,186
     Investments sold short ...........................              --      12,990,917            --             --             --
     Written options ..................................              --              --            --             --        109,518
   Net change in unrealized appreciation/(depreciation) on:
     Investments ......................................     (30,099,681)     (6,216,881)   (6,006,649)    (3,105,700)    (2,896,750)
     Investments sold short ...........................              --         (30,470)           --             --             --
     Written options ..................................              --              --            --             --         14,440
                                                           ------------    ------------   -----------    -----------    -----------
   Net realized and unrealized gain/(loss)
     from investments .................................     (22,361,012)        869,134    (8,970,765)    (3,497,805)    (2,291,606)
                                                           ------------    ------------   -----------    -----------    -----------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..................................    $(21,850,109)   $   (537,210)  $(8,152,300)   $(3,140,305)   $(1,759,716)
                                                           ============    ============   ===========    ===========    ===========

   (1) Net of foreign taxes ...........................    $         --    $    (18,764)  $   (13,403)   $      (585)   $   (12,349)


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

58  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                       FOR THE YEAR ENDED AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (concluded)
--------------------------------------------------------------------------------


                                                             ROBECO           ROBECO
                                                               WPG          WPG 130/30           SAM              SAM
                                                            SMALL CAP        LARGE CAP       SUSTAINABLE      SUSTAINABLE
                                                           VALUE FUND        CORE FUND      CLIMATE FUND*     WATER FUND*
                                                          -----------       -----------     -------------     -----------
INVESTMENT INCOME
   Dividends(1) ......................................    $   758,980       $   362,443       $  51,525        $  65,443
   Interest ..........................................         35,715                --           7,037            8,755
   Income from securities loaned .....................         12,492                --              --               --
                                                          -----------       -----------       ---------        ---------
     Total investment income .........................        807,187           362,443          58,562           74,198
                                                          -----------       -----------       ---------        ---------
EXPENSES
   Advisory fees .....................................        424,084           122,506          35,397           38,747
   Distribution fees (Investor Class) ................             --                --             308              484
   Administration and accounting fees ................         93,358            88,801          80,356           81,052
   Transfer agent fees ...............................         91,743           109,319          70,601           66,610
   Printing and shareholder reporting fees ...........         14,881            12,608          17,173           17,545
   Directors' and Officers' fees .....................         27,510            21,523          11,309           11,267
   Custodian fees ....................................         22,170            17,340          16,383           28,051
   Professional fees .................................         67,500            59,497          34,483           36,317
   Registration and filing fees ......................         15,651            27,122          50,247           55,911
   Administrative service fees .......................          2,917             2,917           2,918            2,852
   Dividend expense on securities sold short .........             --            67,003              --               --
   Prime broker interest expense .....................             --            23,565              --               --
   Other expenses ....................................         16,185             7,425           3,434            3,782
                                                          -----------       -----------       ---------        ---------
     Total expenses before waivers and
       reimbursements ................................        775,999           559,626         322,609          342,618
     Less: waivers and reimbursements by Adviser .....        (19,455)         (234,778)       (272,996)        (284,853)
     Less: reimbursement of Investor class
       distribution fees .............................             --                --            (215)            (427)
     Less: fees paid indirectly ......................            (75)           (4,747)             --               --
                                                          -----------       -----------       ---------        ---------
     Net expenses after waivers and reimbursements ...        756,469           320,101          49,398           57,338
                                                          -----------       -----------       ---------        ---------
   Net investment income .............................         50,718            42,342           9,164           16,860
                                                          -----------       -----------       ---------        ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   FROM INVESTMENTS AND FOREIGN CURRENCIES
   Net realized gain/(loss) from:
     Investments and foreign currencies ..............     (4,964,281)          882,131        (202,894)         (70,656)
     Foreign currency transactions ...................             --                --           5,336            1,723
     Investments sold short ..........................             --            54,661              --               --
   Net change in unrealized appreciation/(depreciation) on:
     Investments .....................................     (3,287,345)       (4,083,770)       (494,146)        (492,578)
     Investments sold short ..........................             --           338,427              --               --
     Foreign currency transactions and translation ...             --                --            (200)            (373)
                                                          -----------       -----------       ---------        ---------
   Net realized and unrealized gain/(loss)
     from investments and foreign currencies .........     (8,251,626)       (2,808,551)       (691,904)        (561,884)
                                                          -----------       -----------       ---------        ---------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .................................    $(8,200,908)      $(2,766,209)      $(682,740)       $(545,024)
                                                          ===========       ===========       =========        =========

   (1) Net of foreign taxes ..........................    $        --       $    (7,540)      $  (4,807)       $  (7,344)

   *   For the period October 1, 2007 (commencement of operations) to August 31, 2008.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                       ANNUAL REPORT 2008  |  59

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                 ROBECO BOSTON PARTNERS               ROBECO BOSTON PARTNERS
                                                                 SMALL CAP VALUE FUND II              LONG/SHORT EQUITY FUND
                                                             ---------------------------------------------------------------------
                                                                FOR THE           FOR THE          FOR THE             FOR THE
                                                               YEAR ENDED       YEAR ENDED        YEAR ENDED          YEAR ENDED
                                                             AUGUST 31, 2008  AUGUST 31, 2007   AUGUST 31, 2008    AUGUST 31, 2007
                                                             ---------------  ---------------   ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ...........................   $    510,903      $   (759,783)    $ (1,406,344)      $ (1,361,926)
   Net realized gain/(loss) from investments ..............      7,738,669        69,018,171        7,116,485         10,732,357
   Net change in unrealized appreciation/(depreciation)
     on investments .......................................    (30,099,681)      (29,653,912)      (6,247,351)        (6,363,788)
                                                              ------------      ------------     ------------       ------------
   Net increase/(decrease) in net assets resulting
     from operations ......................................    (21,850,109)       38,604,476         (537,210)         3,006,643
                                                              ------------      ------------     ------------       ------------
   LESS DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ............             --          (391,961)              --                 --
   Net investment income (Investor Class) .................             --          (158,933)              --                 --
   Net realized capital gains (Institutional Class) .......    (30,253,296)      (16,867,927)      (7,243,467)        (9,144,393)
   Net realized capital gains (Investor Class) ............    (41,264,087)      (34,020,717)      (1,286,875)        (1,852,903)
                                                              ------------      ------------     ------------       ------------
   Total dividends and distributions to shareholders ......    (71,517,383)      (51,439,538)      (8,530,342)       (10,997,296)
                                                              ------------      ------------     ------------       ------------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 5) ..................    (33,494,192)      (82,797,055)     (35,216,344)       (14,594,704)
                                                              ------------      ------------     ------------       ------------
   Total increase/(decrease) in net assets ................   (126,861,684)      (95,632,117)     (44,283,896)       (22,585,357)
   NET ASSETS
   Beginning of Year ......................................    248,883,299       344,515,416       88,434,121        111,019,478
                                                              ------------      ------------     ------------       ------------
   End of Year ............................................   $122,021,615      $248,883,299     $ 44,150,225       $ 88,434,121
                                                              ============      ============     ============       ============

   Includes undistributed net investment
       income/(loss) of ...................................   $    523,488      $         --     $         --       $         --



                                                                   ROBECO BOSTON PARTNERS              ROBECO BOSTON PARTNERS
                                                                    LARGE CAP VALUE FUND                 MID CAP VALUE FUND
                                                             ---------------------------------   ---------------------------------
                                                                FOR THE            FOR THE           FOR THE            FOR THE
                                                                YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                             AUGUST 31, 2008   AUGUST 31, 2007   AUGUST 31, 2008   AUGUST 31, 2007
                                                             ---------------   ---------------   ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ...........................    $   818,465        $   727,810      $   357,500       $    138,323
   Net realized gain/(loss) from investments ..............     (2,964,116)         6,058,378         (392,105)         5,912,750
   Net change in unrealized appreciation/(depreciation)
     on investments .......................................     (6,006,649)         2,361,865       (3,105,700)           873,125
                                                               -----------        -----------      -----------       ------------
   Net increase/(decrease) in net assets resulting
     from operations ......................................     (8,152,300)         9,148,053       (3,140,305)         6,924,198
                                                               -----------        -----------      -----------       ------------
   LESS DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ............       (544,588)          (424,565)        (195,014)           (65,744)
   Net investment income (Investor Class) .................       (218,590)          (197,951)         (46,318)            (1,191)
   Net realized capital gains (Institutional Class) .......     (3,923,967)        (3,114,117)      (4,230,671)        (8,391,078)
   Net realized capital gains (Investor Class) ............     (2,023,945)        (1,837,246)      (1,659,111)        (1,834,532)
                                                               -----------        -----------      -----------       ------------
   Total dividends and distributions to shareholders ......     (6,711,090)        (5,573,879)      (6,131,114)       (10,292,545)
                                                               -----------        -----------      -----------       ------------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 5) ..................      8,272,036          6,087,387       13,028,652         18,996,364
                                                               -----------        -----------      -----------       ------------
   Total increase/(decrease) in net assets ................     (6,591,354)         9,661,561        3,757,233         15,628,017
   NET ASSETS
   Beginning of Year ......................................     66,769,720         57,108,159       48,500,032         32,872,015
                                                               -----------        -----------      -----------       ------------
   End of Year ............................................    $60,178,366        $66,769,720      $52,257,265       $ 48,500,032
                                                               ===========        ===========      ===========       ============

   Includes undistributed net investment
       income/(loss) of ...................................    $   559,507        $   504,220      $   210,966       $    100,077



                                                                     ROBECO BOSTON PARTNERS
                                                                       ALL-CAP VALUE FUND
                                                             -----------------------------------
                                                                  FOR THE            FOR THE
                                                                 YEAR ENDED         YEAR ENDED
                                                              AUGUST 31, 2008    AUGUST 31, 2007
                                                              ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ...........................     $   531,890        $   156,470
   Net realized gain/(loss) from investments ..............         590,704          1,684,278
   Net change in unrealized appreciation/(depreciation)
     on investments .......................................      (2,882,310)           519,878
                                                                -----------        -----------
   Net increase/(decrease) in net assets resulting
     from operations ......................................      (1,759,716)         2,360,626
                                                                -----------        -----------
   LESS DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ............        (156,892)          (104,775)
   Net investment income (Investor Class) .................         (24,174)           (22,078)
   Net realized capital gains (Institutional Class) .......      (1,351,923)        (1,060,815)
   Net realized capital gains (Investor Class) ............        (300,869)          (321,372)
                                                                -----------        -----------
   Total dividends and distributions to shareholders ......      (1,833,858)        (1,509,040)
                                                                -----------        -----------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 5) ..................      40,865,336          3,776,353
                                                                -----------        -----------
   Total increase/(decrease) in net assets ................      37,271,762          4,627,939
   NET ASSETS
   Beginning of Year ......................................      17,741,391         13,113,452
                                                                -----------        -----------
   End of Year ............................................     $55,013,153        $17,741,391
                                                                ===========        ===========

   Includes undistributed net investment
       income/(loss) of ...................................     $   454,886        $   104,062


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

60 AND 61  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (concluded)
--------------------------------------------------------------------------------


                                                                       ROBECO                          ROBECO WPG
                                                              WPG SMALL CAP VALUE FUND         130/30 LARGE CAP CORE FUND
                                                          --------------------------------  ---------------------------------
                                                             FOR THE           FOR THE         FOR THE          FOR THE
                                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                          AUGUST 31, 2008  AUGUST 31, 2007  AUGUST 31, 2008  AUGUST 31, 2007
                                                          ---------------  ---------------  ---------------  ---------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) .........................  $     50,718      $    46,418      $    42,342     $   (32,314)
   Net realized gain/(loss) from investments and
     foreign currency transactions ......................    (4,964,281)       8,063,660          936,792       1,682,467
   Net change in unrealized appreciation/(depreciation)
     on investments and foreign currency transactions ...    (3,287,345)      (1,260,902)      (3,745,343)      1,142,225
                                                           ------------      -----------      -----------     -----------
   Net increase/(decrease) in net assets resulting
     from operations ....................................    (8,200,908)       6,849,176       (2,766,209)      2,792,378
                                                           ------------      -----------      -----------     -----------
   LESS DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ..........       (43,780)         (12,697)              --              --
   Net investment income (Investor Class) ...............            --               --               --              --
   Net realized capital gains (Institutional Class) .....    (7,781,157)      (5,092,584)      (4,297,083)     (1,770,663)
   Net realized capital gains (Investor Class) ..........            --               --               --              --
                                                           ------------      -----------      -----------     -----------
   Total dividends and distributions to shareholders ....    (7,824,937)      (5,105,281)      (4,297,083)     (1,770,663)
                                                           ------------      -----------      -----------     -----------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 5) ................     5,197,063        3,610,754        1,935,236      (1,326,445)
                                                           ------------      -----------      -----------     -----------
   Total increase/(decrease) in net assets ..............   (10,828,782)       5,354,649       (5,128,056)       (304,730)
   NET ASSETS
   Beginning of Period ..................................    53,961,983       48,607,334       18,629,826      18,934,556
                                                           ------------      -----------      -----------     -----------
   End of Period ........................................  $ 43,133,201      $53,961,983      $13,501,770     $18,629,826
                                                           ============      ===========      ===========     ===========
   Includes undistributed net investment
     income/(loss) of ...................................  $     50,718      $    43,780      $    45,590     $        --

   * Commencement of operations



                                                            SAM SUSTAINABLE       SAM SUSTAINABLE
                                                             CLIMATE FUND           WATER FUND
                                                          -------------------   -------------------
                                                           FOR THE PERIOD        FOR THE PERIOD
                                                          OCTOBER 1, 2007* TO   OCTOBER 1, 2007* TO
                                                            AUGUST 31, 2008       AUGUST 31, 2008
                                                          -------------------   -------------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) .........................      $    9,164            $   16,860
   Net realized gain/(loss) from investments and
     foreign currency transactions ......................        (197,558)              (68,933)
   Net change in unrealized appreciation/(depreciation)
     on investments and foreign currency transactions ...        (494,346)             (492,951)
                                                               ----------            ----------
   Net increase/(decrease) in net assets resulting
     from operations ....................................        (682,740)             (545,024)
                                                               ----------            ----------
   LESS DIVIDENDS AND DISTRIBUTIONS TO
     SHAREHOLDERS FROM:
   Net investment income (Institutional Class) ..........              --                    --
   Net investment income (Investor Class) ...............              --                    --
   Net realized capital gains (Institutional Class) .....              --                    --
   Net realized capital gains (Investor Class) ..........              --                    --
                                                               ----------            ----------
   Total dividends and distributions to shareholders ....              --                    --
                                                               ----------            ----------
   INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
     CAPITAL SHARE TRANSACTIONS (NOTE 5) ................       4,359,650             5,038,664
                                                               ----------            ----------
   Total increase/(decrease) in net assets ..............       3,676,910             4,493,640
   NET ASSETS
   Beginning of Period ..................................              --                    --
                                                               ----------            ----------
   End of Period ........................................      $3,676,910            $4,493,640
                                                               ==========            ==========
   Includes undistributed net investment
     income/(loss) of ...................................      $   23,152            $   29,196

   * Commencement of operations


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

62 AND 63  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS                                          AUGUST 31, 2008
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------


                                                              ROBECO BOSTON PARTNERS           ROBECO BOSTON PARTNERS
                                                              LONG/SHORT EQUITY FUND       WPG 130/30 LARGE CAP CORE FUND
                                                              ----------------------       ------------------------------
                                                                    YEAR ENDED                         YEAR ENDED
                                                                  AUGUST 31, 2008                   AUGUST 31, 2008
                                                              ----------------------       ------------------------------
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ..........    $   (537,210)                     $(2,766,209)

Adjustments to reconcile net decrease in net assets
   resulting from operations to net cash provided by
   (used in) operating activities:
Purchases of long-term portfolio investments ..................     (78,108,635)                     (35,812,240)
Proceeds from disposition of long-term portfolio investments ..     107,457,281                       33,647,708
Net sales of short-term portfolio investments .................      14,543,851                               --
Net proceeds from short sales .................................     (17,019,761)                       4,407,218
Net realized gain on investments ..............................      (7,113,409)                        (935,967)
Net unrealized depreciation on investments ....................       6,250,157                        3,745,657
Decrease in deposits with brokers for securities sold short ...      30,171,326                               --
Increase in receivable from Adviser ...........................              --                          (41,059)
Decrease in receivable for securities sold ....................         208,592                           69,243
Decrease in payable to Adviser ................................         (83,718)                            (410)
(Increase)/decrease in dividend and interest receivable .......         214,559                           (3,014)
Decrease in payable for investments purchased .................        (387,585)                              --
Increase/(decrease) in accrued expenses .......................         (61,394)                          30,884
                                                                   ------------                      -----------
NET CASH PROVIDED BY OPERATING ACTIVITIES .....................      55,534,054                        2,341,811
                                                                   ------------                      -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
(Decrease)/increase in payable to prime broker ................     (11,782,431)                       1,227,995
Net payment for fund share activity ...........................     (43,735,647)                      (1,624,414)
Dividends paid ................................................         (15,976)                        (737,432)
                                                                   ------------                      -----------
NET CASH USED IN FINANCING ACTIVITIES .........................     (55,534,054)                      (1,133,851)
                                                                   ------------                      -----------
NET INCREASE IN CASH ..........................................              --                        1,207,960
CASH AT BEGINNING OF YEAR .....................................              --                           34,514
                                                                   ------------                      -----------
CASH AT THE END OF YEAR .......................................    $         --*                     $ 1,242,474**
                                                                   ============                      ===========


*   Interest paid for the year ended August 31, 2008 was $580,003.
**  Interest paid for the year ended August 31, 2008 was $12,776.
    Non cash financing activities not included herein consist of reinvestment of dividends and distributions of $8,514,366 and $3,559,650 respectively.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

64  |  ANNUAL REPORT 2008

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                             PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

              NET                                                  DIVIDENDS TO  DISTRIBUTIONS TO
             ASSET                     NET REALIZED      TOTAL     SHAREHOLDERS    SHAREHOLDERS
             VALUE,         NET       AND UNREALIZED      FROM       FROM NET        FROM NET
           BEGINNING    INVESTMENT     GAIN/(LOSS)     INVESTMENT   INVESTMENT       REALIZED          TOTAL          REDEMPTION
           OF PERIOD   INCOME/(LOSS)  ON INVESTMENTS   OPERATIONS     INCOME          GAINS        DISTRIBUTIONS         FEES
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
----------------------------------------------
  INSTITUTIONAL CLASS
  8/31/08    $21.47       $ 0.07*         $(1.97)       $(1.90)       $   --         $(7.70)          $(7.70)           $   --(3)
  8/31/07     22.82        (0.01)*          2.41          2.40         (0.09)         (3.67)           (3.76)             0.01
  8/31/06     24.75        (0.08)*          1.57          1.49            --          (3.42)           (3.42)               --(3)
  8/31/05     22.80        (0.10)           5.07          4.97            --          (3.03)           (3.03)             0.01
  8/31/04     20.19        (0.12)*          2.92          2.80            --          (0.20)           (0.20)             0.01
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08    $21.02       $ 0.03*         $(1.92)       $(1.89)       $   --         $(7.70)          $(7.70)           $   --
  8/31/07     22.40        (0.07)*          2.37          2.30         (0.02)         (3.67)           (3.69)             0.01
  8/31/06     24.35        (0.13)*          1.54          1.41            --          (3.36)           (3.36)               --(3)
  8/31/05     22.53        (0.17)           5.01          4.84            --          (3.03)           (3.03)             0.01
  8/31/04     20.00        (0.18)*          2.90          2.72            --          (0.20)           (0.20)             0.01
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
---------------------------------------------
  INSTITUTIONAL CLASS
  8/31/08    $17.23       $(0.36)*        $ 0.50        $ 0.14        $   --         $(1.90)          $(1.90)           $   --(3)
  8/31/07     18.57        (0.21)*          0.73          0.52            --          (1.86)           (1.86)               --(3)
  8/31/06     17.89        (0.26)*          2.40          2.14            --          (1.47)           (1.47)             0.01
  8/31/05     14.70        (0.25)           3.43          3.18            --             --               --              0.01
  8/31/04     14.31        (0.32)*          0.69          0.37            --             --               --              0.02
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08    $16.97       $(0.39)*        $ 0.49        $ 0.10        $   --         $(1.90)          $(1.90)           $   --(3)
  8/31/07     18.36        (0.26)*          0.73          0.47            --          (1.86)           (1.86)               --(3)
  8/31/06     17.74        (0.30)*          2.38          2.08            --          (1.47)           (1.47)             0.01
  8/31/05     14.62        (0.28)           3.39          3.11            --             --               --              0.01
  8/31/04     14.27        (0.36)*          0.69          0.33            --             --               --              0.02
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
-------------------------------------------
  INSTITUTIONAL CLASS
  8/31/08    $15.34       $ 0.18*         $(1.84)       $(1.66)       $(0.20)        $(1.40)          $(1.60)           $   --
  8/31/07     14.53         0.20*           2.02          2.22         (0.17)         (1.24)           (1.41)               --
  8/31/06     15.00         0.16*           1.55          1.71         (0.16)         (2.02)           (2.18)               --
  8/31/05     12.67         0.11*           2.33          2.44         (0.11)            --            (0.11)               --
  8/31/04     10.84         0.09*           1.84          1.93         (0.10)            --            (0.10)               --
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08    $15.62       $ 0.15*         $(1.90)       $(1.75)       $(0.15)        $(1.40)          $(1.55)           $   --
  8/31/07     14.77         0.15*           2.07          2.22         (0.13)         (1.24)           (1.37)               --
  8/31/06     15.22         0.13*           1.57          1.70         (0.13)         (2.02)           (2.15)               --
  8/31/05     12.86         0.08*           2.36          2.44         (0.08)            --            (0.08)               --
  8/31/04     11.01         0.05*           1.88          1.93         (0.08)            --            (0.08)               --
----------------------------------------------------------------------------------------------------------------------------------

                                                                     RATIO OF
                                                                    EXPENSES TO
                                                                    AVERAGE NET                     RATIO OF NET
                                                                    ASSETS WITH                      INVESTMENT
                                                      RATIO OF      WAIVERS AND       RATIO OF      INCOME (LOSS)
               NET                         NET       EXPENSES TO   REIMBURSEMENTS   EXPENSES TO      TO AVERAGE
              ASSET                      ASSETS,     AVERAGE NET     (EXCLUDING     AVERAGE NET      NET ASSETS
              VALUE,       TOTAL         END OF      ASSETS WITH    DIVIDEND AND   ASSETS WITHOUT   WITH WAIVERS       PORTFOLIO
              END OF     INVESTMENT      PERIOD      WAIVERS AND      INTEREST      WAIVERS AND         AND            TURNOVER
              PERIOD      RETURN (1,2)    (000)     REIMBURSEMENTS     EXPENSE)     REIMBURSEMENTS  REIMBURSEMENTS        RATE
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II
----------------------------------------------
  INSTITUTIONAL CLASS
  8/31/08    $11.87       (10.15)%      $ 56,652         1.39%            --            1.54%           0.47%               54%
  8/31/07     21.47        10.53          94,337         1.55             --            1.56           (0.09)               46
  8/31/06     22.82         6.39         114,153         1.52             --            1.53           (0.34)               34
  8/31/05     24.75        22.65         138,143         1.53             --            1.54           (0.42)               38
  8/31/04     22.80        13.96         133,060         1.49             --            1.49           (0.53)               47
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08    $11.43       (10.40)%      $ 65,370         1.64%            --            1.79%           0.19%               54%
  8/31/07     21.02        10.26         154,546         1.80             --            1.81           (0.32)               46
  8/31/06     22.40         6.12         230,362         1.77             --            1.78           (0.58)               34
  8/31/05     24.35        22.32         274,648         1.78             --            1.79           (0.64)               38
  8/31/04     22.53        13.69         327,569         1.74             --            1.74           (0.77)               47
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND
---------------------------------------------
  INSTITUTIONAL CLASS
  8/31/08    $15.47         1.12%       $ 36,423         3.98%          2.50%           4.36%          (2.27)%             124%
  8/31/07     17.23         2.61          73,770         3.44           2.50            3.60           (1.17)               93
  8/31/06     18.57        12.93          90,313         3.24           2.50            3.40           (1.51)              109
  8/31/05     17.89        21.70          99,748         3.13           2.50            3.30           (1.82)              107
  8/31/04     14.70         2.73          58,293         3.02           2.50            3.20           (2.26)              239
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08    $15.17         0.88%       $  7,728         4.23%          2.75%           4.61%          (2.51)%             124%
  8/31/07     16.97         2.35          14,664         3.69           2.75            3.85           (1.42)               93
  8/31/06     18.36        12.69          20,706         3.48           2.75            3.65           (1.77)              109
  8/31/05     17.74        21.34          24,716         3.37           2.75            3.55           (2.07)              107
  8/31/04     14.62         2.45          14,322         3.27           2.75            3.45           (2.50)              239
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND
-------------------------------------------
  INSTITUTIONAL CLASS
  8/31/08    $12.08       (11.99)%      $ 43,723         0.75%            --            1.14%           1.37%               78%
  8/31/07     15.34        15.70          43,148         0.75             --            1.07            1.20                62
  8/31/06     14.53        12.43          35,994         0.86             --            1.22            1.11                58
  8/31/05     15.00        19.30          27,172         1.00             --            1.35            0.83                77
  8/31/04     12.67        17.87          42,066         1.00             --            1.22            0.73                47
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08    $12.32       (12.29)%      $ 16,456         1.00%            --            1.39%           1.10%               78%
  8/31/07     15.62        15.45          23,622         1.00             --            1.32            0.95                62
  8/31/06     14.77        12.14          21,114         1.11             --            1.46            0.87                58
  8/31/05     15.22        19.04          12,827         1.25             --            1.61            0.53                77
  8/31/04     12.86        17.53           8,112         1.25             --            1.47            0.43                47
----------------------------------------------------------------------------------------------------------------------------------

----------------------------
*    Calculated based on average shares outstanding for the period.
(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period.
(2)  Redemption fees are reflected in total return calculations.
(3)  Amount is less than $0.01 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

66-67  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)                 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                    NET                                                  DIVIDENDS TO  DISTRIBUTIONS TO
                   ASSET                     NET REALIZED      TOTAL     SHAREHOLDERS    SHAREHOLDERS
                   VALUE,         NET       AND UNREALIZED      FROM       FROM NET        FROM NET
                 BEGINNING    INVESTMENT     GAIN/(LOSS)     INVESTMENT   INVESTMENT       REALIZED          TOTAL
                 OF PERIOD   INCOME/(LOSS)  ON INVESTMENTS   OPERATIONS     INCOME          GAINS        DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
-----------------------------------------
  INSTITUTIONAL CLASS
  8/31/08         $11.45         $0.08*         $(0.76)        $(0.68)      $(0.06)         $(1.36)          $(1.42)
  8/31/07          13.05          0.05*           2.44           2.49        (0.03)          (4.06)           (4.09)
  8/31/06          14.02          0.04*           0.86           0.90        (0.02)          (1.85)           (1.87)
  8/31/05          13.16            --(2)         3.22           3.22        (0.01)          (2.35)           (2.36)
  8/31/04          11.57          0.01*           1.65           1.66        (0.07)             --            (0.07)
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08         $11.16         $0.06*         $(0.74)        $(0.68)      $(0.04)         $(1.36)          $(1.40)
  8/31/07          12.81          0.02*           2.39           2.41           --           (4.06)           (4.06)
  8/31/06          13.80         (0.01)(2)*       0.87           0.86           --           (1.85)           (1.85)
  8/31/05          13.02            --(2)         3.13           3.13           --           (2.35)           (2.35)
  8/31/04          11.43         (0.02)*          1.65           1.63        (0.04)             --            (0.04)
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
-----------------------------------------
  INSTITUTIONAL CLASS
  8/31/08         $16.47         $0.23*         $(1.54)        $(1.31)      $(0.16)         $(1.39)          $(1.55)
  8/31/07          15.69          0.16*           2.05           2.21        (0.13)          (1.30)           (1.43)
  8/31/06          15.54          0.15*           1.03           1.18        (0.08)          (0.95)           (1.03)
  8/31/05          13.29          0.07            2.83           2.90        (0.05)          (0.60)           (0.65)
  8/31/04          10.82          0.06            2.48           2.54        (0.07)             --            (0.07)
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08         $16.41         $0.16*         $(1.51)        $(1.35)      $(0.11)         $(1.39)          $(1.50)
  8/31/07          15.63          0.11*           2.06           2.17        (0.09)          (1.30)           (1.39)
  8/31/06          15.49          0.11*           1.03           1.14        (0.05)          (0.95)           (1.00)
  8/31/05          13.26          0.03            2.83           2.86        (0.03)          (0.60)           (0.63)
  8/31/04          10.80          0.02            2.48           2.50        (0.04)             --            (0.04)
----------------------------------------------------------------------------------------------------------------------------------
ROBECO WPG SMALL CAP VALUE FUND
-------------------------------
  INSTITUTIONAL CLASS
  8/31/08         $17.05         $0.05          $(2.46)        $(2.41)      $(0.01)         $(2.45)          $(2.46)
  8/31/07          16.54          0.01            2.31           2.32           --           (1.81)           (1.81)
  8/31/06          17.42            --(2)         1.10           1.10           --           (1.98)           (1.98)
  8/31/05(3)       17.55         (0.04)          (0.09)         (0.13)          --              --               --
  12/31/04         16.34            --(2)         3.11           3.11           --           (1.90)           (1.90)
  12/31/03         11.24            --(2)         5.10           5.10           --              --               --

                                                                                           RATIO OF NET
                                                                                            INVESTMENT
                                                            RATIO OF         RATIO OF      INCOME (LOSS)
                   NET                           NET       EXPENSES TO     EXPENSES TO      TO AVERAGE
                  ASSET                        ASSETS,     AVERAGE NET     AVERAGE NET      NET ASSETS
                  VALUE,         TOTAL         END OF      ASSETS WITH    ASSETS WITHOUT   WITH WAIVERS       PORTFOLIO
                  END OF       INVESTMENT      PERIOD      WAIVERS AND     WAIVERS AND         AND             TURNOVER
                  PERIOD        RETURN (1)      (000)     REIMBURSEMENTS   REIMBURSEMENTS  REIMBURSEMENTS        RATE
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS MID CAP VALUE FUND
-----------------------------------------
  INSTITUTIONAL CLASS
  8/31/08         $ 9.35         (6.41)%       $35,056         1.00%           1.48%            0.80%             64%
  8/31/07          11.45         21.32          35,722         1.00            1.48             0.38              89
  8/31/06          13.05          6.82          27,538         1.00            1.38             0.28              97
  8/31/05          14.02         25.97          54,187         1.00            1.31             0.03              74
  8/31/04          13.16         14.39          42,240         1.00            1.26             0.07              67
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08         $ 9.08         (6.62)%       $17,202         1.25%           1.73%            0.55%             64%
  8/31/07          11.16         21.02          12,778         1.25            1.73             0.14              89
  8/31/06          12.81          6.59           5,334         1.25            1.70            (0.04)             97
  8/31/05          13.80         25.47           4,462         1.25            1.56            (0.22)             74
  8/31/04          13.02         14.08           2,819         1.25            1.51            (0.18)             67
----------------------------------------------------------------------------------------------------------------------------------
ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND
-----------------------------------------
  INSTITUTIONAL CLASS
  8/31/08         $13.61         (8.55)%       $51,850         0.95%           1.70%            1.59%             44%
  8/31/07          16.47         14.38          13,720         0.95            2.24             0.92              45
  8/31/06          15.69          7.95           9,374         1.09            2.93             0.94              51
  8/31/05          15.54         22.33           7,315         1.25            3.90             0.53              29
  8/31/04          13.29         23.50           5,177         1.25            5.82             0.51              27
----------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  8/31/08         $13.56         (8.82)%       $ 3,164         1.20%           1.95%            1.10%             44%
  8/31/07          16.41         14.16           4,021         1.20            2.49             0.67              45
  8/31/06          15.63          7.72           3,739         1.34            3.19             0.69              51
  8/31/05          15.49         22.06           2,840         1.50            4.04             0.20              29
  8/31/04          13.26         23.13             649         1.50            5.84             0.14              27
----------------------------------------------------------------------------------------------------------------------------------
ROBECO WPG SMALL CAP VALUE FUND
-------------------------------
  INSTITUTIONAL CLASS
  8/31/08         $12.18        (15.12)%       $43,133         1.61%           1.65%            0.11%            131%
  8/31/07          17.05         14.28          53,962         1.47            1.47             0.09             138
  8/31/06          16.54          7.16          48,607         1.43            1.43             0.02             139
  8/31/05(3)       17.42         (0.74)         52,368         1.57            1.57(4)         (0.35)(4)         136
  12/31/04         17.55         19.35          57,787         1.55            1.55            (0.55)            159
  12/31/03         16.34         45.37          58,282         1.68            1.68             0.83             228

----------------------------
*    Calculated based on average shares outstanding.
(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period.
(2)  Amount is less than $0.01.
(3)  For the period January 1, 2005 through August 31, 2005.
(4)  Annualized.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

68-69  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)                 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                               NET                                                 DISTRIBUTIONS TO
                              ASSET                    NET REALIZED     TOTAL        SHAREHOLDERS
                              VALUE,        NET       AND UNREALIZED     FROM          FROM NET
                            BEGINNING   INVESTMENT     GAIN/(LOSS)    INVESTMENT       REALIZED          TOTAL        REDEMPTION
                            OF PERIOD  INCOME/(LOSS)  ON INVESTMENTS  OPERATIONS        GAINS        DISTRIBUTIONS       FEES
---------------------------------------------------------------------------------------------------------------------------------
ROBECO WPG 130/30 LARGE CAP CORE FUND+
--------------------------------------
  INSTITUTIONAL CLASS
  8/31/08                    $23.42       $ 0.04*         $(2.93)       $(2.89)         $(5.56)          $(5.56)        $   --(5)
  8/31/07                     22.27        (0.04)           3.40          3.36           (2.21)           (2.21)            --
  8/31/06                     23.36        (0.01)           1.42          1.41           (2.50)           (2.50)            --
  8/31/05(3)                  23.10        (0.07)           0.33          0.26              --               --             --
  12/31/04                    25.27           --(6)         0.93          0.93           (3.10)           (3.10)            --
  12/31/03                    19.16           --(6)         6.11          6.11              --               --             --
---------------------------------------------------------------------------------------------------------------------------------
SAM SUSTAINABLE CLIMATE FUND
----------------------------
  INSTITUTIONAL CLASS
  10/1/07** through 8/31/08  $10.00       $ 0.02*         $(1.66)       $(1.64)         $   --               --         $   --
---------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  10/1/07** through 8/31/08  $10.00       $ 0.02*         $(1.66)       $(1.64)         $   --               --         $   --
---------------------------------------------------------------------------------------------------------------------------------
SAM SUSTAINABLE WATER FUND
--------------------------
  INSTITUTIONAL CLASS
  10/1/07** through 8/31/08  $10.00       $ 0.04*         $(1.26)       $(1.22)         $   --               --         $   --
---------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  10/1/07** through 8/31/08  $10.00       $ 0.04*         $(1.26)       $(1.22)         $   --               --         $   --
---------------------------------------------------------------------------------------------------------------------------------

                                                                             RATIO OF
                                                                            EXPENSES TO
                                                                            AVERAGE NET                    RATIO OF NET
                                                                            ASSETS WITH                     INVESTMENT
                                                              RATIO OF      WAIVERS AND      RATIO OF      INCOME (LOSS)
                              NET                    NET     EXPENSES TO   REIMBURSEMENTS  EXPENSES TO      TO AVERAGE
                             ASSET                 ASSETS,   AVERAGE NET     (EXCLUDING    AVERAGE NET      NET ASSETS
                             VALUE,    TOTAL       END OF    ASSETS WITH    DIVIDEND AND  ASSETS WITHOUT   WITH WAIVERS  PORTFOLIO
                             END OF  INVESTMENT    PERIOD    WAIVERS AND      INTEREST     WAIVERS AND         AND        TURNOVER
                             PERIOD   RETURN (1,2)  (000)   REIMBURSEMENTS     EXPENSE)   REIMBURSEMENTS  REIMBURSEMENTS   RATE
----------------------------------------------------------------------------------------------------------------------------------
ROBECO WPG 130/30 LARGE CAP CORE FUND+
--------------------------------------
  INSTITUTIONAL CLASS
  8/31/08                    $14.97   (15.84)%     $13,502     1.96%          1.40%          3.43%             0.26%       164%
  8/31/07                     23.42    15.74        18,630     1.40           1.40           1.99             (0.17)        94
  8/31/06                     22.27     6.10        18,935     1.40           1.40           1.79             (0.06)        94
  8/31/05(3)                  23.36     1.13        20,626     1.40(4)        1.40           2.08(4)          (0.42)(4)     100
  12/31/04                    23.10     3.82        26,222     1.40           1.40           1.50             (0.06)        139
  12/31/03                    25.27    31.89        52,355     1.44           1.44           1.44             (0.52)        127
---------------------------------------------------------------------------------------------------------------------------------
SAM SUSTAINABLE CLIMATE FUND
----------------------------
  INSTITUTIONAL CLASS
  10/1/07** through 8/31/08  $ 8.36   (16.40)%     $ 3,390     1.50%(4)         --           9.18%(4)          0.16%(4)      34%
---------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  10/1/07** through 8/31/08  $ 8.36   (16.40)%     $   287     1.75%(4)         --           8.93%(4)         (0.09)%(4)     34%
---------------------------------------------------------------------------------------------------------------------------------
SAM SUSTAINABLE WATER FUND
--------------------------
  INSTITUTIONAL CLASS
  10/1/07** through 8/31/08  $ 8.78   (12.20)%     $ 4,071     1.50%(4)         --           8.89%(4)          0.42%(4)      40%
---------------------------------------------------------------------------------------------------------------------------------
  INVESTOR CLASS
  10/1/07** through 8/31/08  $ 8.78   (12.20)%     $   423     1.75%(4)         --           8.64%(4)          0.17%(4)      40%
---------------------------------------------------------------------------------------------------------------------------------

*    Calculated based on average shares outstanding for the period.
**   Commencement of operations.
(1) Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total return for periods less than one year has not been annualized.
(2)  Redemption fees are reflected in total return calculations.
(3)  For the period January 1, 2005 through August 31, 2005.
(4)  Annualized.
(5)  Amount is less than $0.01 per share.
 + Formerly known as the Robeco WPG Large Cap Growth Fund. Effective September 4, 2007, the Funds name was changed to Robeco WPG 130/30 Large Cap Core Fund in connection with a change in the Funds investment strategy to a 130/30 strategy. Performance prior to September 4, 2007 reflects the Funds prior investment strategies that did not include short selling.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

70-71  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including Robeco Boston Partners Small Cap Value Fund II ("BP Small Cap Value Fund II"), Robeco Boston Partners Long/Short Equity Fund ("BP Long/Short Equity Fund"), Robeco Boston Partners Large Cap Value Fund ("BP Large Cap Value Fund"), Robeco Boston Partners Mid Cap Value Fund ("BP Mid Cap Value Fund"), Robeco Boston Partners All-Cap Value Fund ("BP All-Cap Value Fund") (collectively "BP Funds"), Robeco WPG Small Cap Value Fund ("WPG Small Cap Value Fund"), Robeco WPG 130/30 Large Cap Core Fund ("WPG 130/30 Large Cap Core Fund") (formerly known as WPG Large Cap Growth Fund), (collectively "WPG Funds"), the SAM Sustainable Climate Fund and SAM Sustainable Water Fund (collectively "SAM Funds") (each a "Fund," collectively the "Funds"). As of August 31, 2008, the BP Funds, SAM Funds and the WPG 130/30 Large Cap Core Fund each offer two classes of shares, Institutional Class and Investor Class. The WPG Small Cap Value Fund is a single class fund offering only the Institutional Class of shares.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.073 billion shares are currently classified into one hundred and twenty classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     Effective September 4, 2007, the name of the Robeco WPG Large Cap Growth Fund was changed to Robeco WPG 130/30 Large Cap Core Fund. The name change was made in connection with a change in the Fund's investment strategy to a 130/30 strategy.

     PORTFOLIO VALUATION -- Each Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Funds record security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Funds' investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and


72  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify or continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

     FOREIGN SECURITIES -- There are certain risks resulting from investing in foreign securities in addition to the usual risks inherent in domestic investments. Such risks include future political, economic and currency exchange developments including investment restrictions and changes in foreign laws.

     FORWARD CURRENCY CONTRACTS -- The Funds may enter into forward currency contracts. Such contracts may be utilized in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolios denominated in foreign currencies. Fluctuations in the value of the forward contracts are recorded as unrealized gains or losses by the Funds. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Upon entering into such a contract, a Fund is required to segregate assets with its custodian at least equal to the value of the Fund's assets committed to fulfilling the forward currency contract. At August 31, 2008, the Funds did not hold any forward currency contracts.

     FUTURES -- The WPG Funds and the SAM Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange on which such contract is traded. Pursuant to the contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as a "variation margin" and is recorded by each Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund is also required to fully collateralize futures contracts purchased. The Funds only enter into futures contracts that are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission. At August 31, 2008, the Funds did not hold any futures contracts.

                                                       ANNUAL REPORT 2008  |  73

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


     OPTIONS WRITTEN -- The BP All-Cap Value Fund, the WPG Funds and the SAM Funds write covered call and secured put options. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

     Written options are recorded as liabilities to the extent of premiums paid or received. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid.

     The BP All-Cap Value Fund had transactions in options written during the year ended August 31, 2008 as follows:

                                              NUMBER OF          PREMIUMS
                                              CONTRACTS          RECEIVED
                                             ----------          ----------
Options outstanding at August 31, 2007           314             $134,602
Options written                                  616              357,822
Options expired                                 (140)             (75,773)
Options exercised                               (205)             (82,410)
                                               -----             --------
Options outstanding at August 31, 2008           585             $334,241
                                               =====             ========

     SHORT SALES -- When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP All-Cap Value Fund and the WPG 130/30 Large Cap Core Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

     In accordance with the terms of its prime brokerage agreements, the BP Long/Short Equity Fund and WPG 130/30 Large Cap Core Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. For the year ended August 31, 2008, the BP
Long/Short Equity Fund and WPG 130/30 Large Cap Core Fund had net charges of $319,832 and $16,772, respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the statement of operations.

     At August 31, 2008, the BP Long/Short Equity Fund had securities sold short valued at $11,291,671 for which securities of $24,203,888 and cash deposits of $11,772,869 were pledged as collateral. At such date, the WPG 130/30 Large Cap Core Fund had securities sold short valued at $4,014,130 for which securities of $13,826,293 were pledged as collateral. In accordance with the Special Custody and Pledge Agreement with Goldman Sachs (the Funds' prime broker), the BP Long/Short Equity Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the Libor rate plus a spread.

     The BP Long/Short Equity Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the year ended August 31, 2008:
                                           AVERAGE DAILY      WEIGHTED AVERAGE
                      DAYS UTILIZED         BORROWINGS         INTEREST RATE
                     --------------       --------------     ------------------
                          366              $11,220,850             4.31%


74  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

     At August 31, 2008, the Fund had borrowings of $6,213,823. Interest expense for the year ended August 31, 2008 totaled $486,670.

     The WPG 130/30 Large Cap Core Fund utilized cash borrowings from Goldman Sachs in connection with its short sales transactions as follows during the year ended August 31, 2008:
                                           AVERAGE DAILY      WEIGHTED AVERAGE
                      DAYS UTILIZED         BORROWINGS         INTEREST RATE
                     --------------       --------------     ------------------
                          265                $ 482,741             2.73%

     At August 31, 2008, the Fund had borrowings of $1,227,995. Interest on borrowings is charged to the Fund based on the LIBOR rate plus a spread. Interest expense for the year ended August 31, 2008 totaled $6,793.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Robeco Investment Management, Inc. ("Robeco") provides investment advisory services to the BP Funds and the WPG Funds. For its advisory services with respect to the BP Funds, Robeco is entitled to receive 1.00% of the BP Small Cap Value Fund II's average daily net assets, 2.25% of the BP Long/Short Equity Fund's average daily net assets, 0.60% of the BP Large Cap Value Fund's average daily net assets, 0.80% of the BP Mid Cap Value Fund's average daily net assets and 0.80% of the BP All-Cap Value Fund's average daily net assets, each accrued daily and payable monthly. For the period September 1, 2007 through March 4, 2008, Robeco received an advisory service fee of 1.25% of the BP Small Cap Value Fund II's average daily net assets.

     Until December 31, 2011, Robeco has contractually agreed to limit the BP Funds' total operating expenses to the extent that such expenses exceed the ratios in the table below. This limit is calculated daily based on each Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary.

                                      INSTITUTIONAL       INVESTOR
                                     --------------      -----------
BP Small Cap Value Fund II               1.30%**            1.55%**
BP Long/Short Equity Fund                2.50%*             2.75%*
BP Large Cap Value Fund                  0.75%              1.00%
BP Mid Cap Value Fund                    1.00%              1.25%
BP All-Cap Value Fund                    0.95%              1.20%

       * Excluding short sale dividend expense and interest expense.
      ** Prior to March 5, 2008, Robeco had contractually agreed to limit the total annual Fund operating expenses of the BP Small Cap Value Fund II to 1.55% for the Institutional Class and 1.80% for the Investor Class, respectively.



     For its advisory services with respect to the WPG Funds, Robeco is entitled to receive advisory fees, accrued daily and paid monthly, as follows:

     WPG Small Cap Value Fund             0.90% of net assets up to $300 million
                                          0.80% of net assets $300 million to
                                          $500 million
                                          0.75% of net assets in excess of
                                          $500 million
     WPG 130/30 Large Cap Core Fund       0.75% of net assets

     Until December 31, 2011, Robeco has contractually agreed to limit the WPG Funds' operating expenses to the extent such expenses exceed the ratios noted below, as a percentage of each Fund's average daily net assets. The WPG Small Cap Value Fund's expenses are capped at 1.70%, and WPG 130/30 Large Cap Core Fund expenses (excluding short sale dividend expense and interest expense) are capped at 1.40% for the Institutional Class and 1.65% for the Investor Class.

     Sustainable Asset Management USA, Inc. ("SAM") provides investment advisory services to the SAM Funds. SAM is an affiliate of Robeco Investment Management, Inc., and a subsidiary of Robeco Groep. SAM is entitled to an advisory fee at the annual rate of 1.00% of each SAM Fund's average daily net assets, computed daily and payable monthly.

     Until December 31, 2011, SAM has contractually agreed to limit the SAM Funds' operating expenses to 1.50% for the Institutional Class and 1.75% for the Investor Class.


                                                       ANNUAL REPORT 2008  |  75

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


     PNC Global Investment Servicing (U.S.), Inc. ("PNC"), formerly PFPC Inc., a member of The PNC Financial Services Group, Inc., serves as administrator for the Funds. For providing administration and accounting services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.1125% of each Fund's first $200 million of average net assets and 0.095% of each Fund's average net assets in excess of $200 million, with a minimum monthly fee of $5,833 for each Fund.

     Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administrative services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each Fund in proportion to its net assets of the RBB funds.

     In addition, PNC serves as the Funds' transfer and dividend disbursing agent. For providing transfer agency services, PNC is entitled to receive a monthly fee, subject to a minimum monthly fee of $3,000 per class plus per account charges and out-of-pocket expenses.

     For providing custodial services to the BP Funds, PFPC Trust Company, a member of the PNC Financial Services Group, Inc. is entitled to receive a monthly fee equal to an annual rate of 0.01% of the Funds' average daily gross assets or a minimum monthly fee of $1,000.

     During the year ended August 31, 2008, PFPC Distributors, Inc., a member of The PNC Financial Services Group, Inc., provided certain administrative services to the Funds, pursuant to an Administrative Services Agreement. This agreement was terminated effective March 31, 2008. Expenses charged under this agreement are presented separately on the Statement of Operations.

     The Board of Directors of the Company has approved a Distribution Agreement and adopted a separate Plan of Distribution for the Investor Class (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, PFPC Distributors, Inc. (the "Distributor") is entitled to receive from the Funds a distribution fee with respect to the Investor Class, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Class. Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class, all as set forth in the Funds' 12b-1 Plan.

3. CUSTODIAN FEES (WPG SMALL CAP VALUE FUND AND WPG 130/30 LARGE CAP CORE FUND)

     Mellon Trust of New England, N.A. ("Mellon") provides custodial services to the WPG Funds. Each WPG Fund has entered into an expense offset agreement with Mellon, wherein it receives a credit toward the reduction of custodian fees whenever there are uninvested cash balances. Such credits are reported as "fees paid indirectly" on the Statement of Operations.

4.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

                                                    INVESTMENT SECURITIES
                                               ---------------------------------
                                                 PURCHASES            SALES
                                               --------------    ---------------
BP Small Cap Value Fund II                       $86,013,146      $184,349,670
BP Long/Short Equity Fund                         78,108,635       107,457,281
BP Large Cap Value Fund                           51,164,554        49,565,703
BP Mid Cap Value Fund                             36,783,105        30,550,777
BP All-Cap Value Fund                             53,115,600        15,215,422
WPG Small Cap Value Fund                          35,812,240        33,647,708
WPG 130/30 Large Cap Core Fund                    35,620,945        33,376,962
SAM Sustainable Climate Fund                       5,277,400         1,231,530
SAM Sustainable Water Fund                         6,438,774         1,636,560


76  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------



5.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2008, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class of the WPG Small Cap Value Fund, and WPG 130/30 Large Cap Core Fund, each of which has 50,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the respective periods were as follows:

                                                        FOR THE                              FOR THE
                                                       YEAR ENDED                           YEAR ENDED
                                                     AUGUST 31, 2008                      AUGUST 31, 2007
                                              -----------------------------       ------------------------------
                                                SHARES            VALUE             SHARES            VALUE
                                              -----------      ------------       -----------      -------------
--------------------------------
BP SMALL CAP VALUE FUND II
--------------------------------
INSTITUTIONAL CLASS
   Sale of shares .......................         907,906      $ 13,446,388         1,034,990      $  23,670,644
   Shares repurchased ...................      (2,657,341)      (37,628,853)       (2,344,722)       (53,907,304)
   Redemption fees* .....................              --             8,904                --             27,871
   Reinvestment of distributions ........       2,128,887        26,185,309           702,290         15,127,331
                                              -----------      ------------       -----------      -------------
Net Increase / (Decrease) ...............         379,452      $  2,011,748          (607,442)     $ (15,081,458)
                                              ===========      ============       ===========      =============
INVESTOR CLASS
   Sale of shares .......................         233,059      $  3,143,741           536,231      $  11,987,659
   Shares repurchased ...................      (5,261,517)      (78,942,201)       (5,057,946)      (113,394,985)
   Redemption fees* .....................              --            11,556                --             51,706
   Reinvestment of distributions ........       3,393,510        40,280,964         1,592,045         33,640,023
                                              -----------      ------------       -----------      -------------
Net Decrease ............................      (1,634,948)     $(35,505,940)       (2,929,670)     $ (67,715,597)
                                              ===========      ============       ===========      =============

--------------------------------
BP LONG/SHORT EQUITY FUND
--------------------------------

INSTITUTIONAL CLASS
   Sale of shares .......................         486,140      $  7,217,557           246,703      $   4,512,232
   Shares repurchased ...................      (2,894,572)      (44,089,855)       (1,344,360)       (23,478,775)
   Redemption fees* .....................              --             6,818                --              1,069
   Reinvestment of distributions ........         481,370         7,230,172           516,071          9,062,212
                                              -----------      ------------       -----------      -------------
Net Decrease ............................      (1,927,062)     $(29,635,308)         (581,586)     $  (9,903,262)
                                              ===========      ============       ===========      =============
INVESTOR CLASS
   Sale of shares .......................          14,174         $ 212,230            36,741      $     655,085
   Shares repurchased ...................        (455,993)       (7,078,728)         (406,674)        (7,188,380)
   Redemption fees* .....................              --             1,268                --                206
   Reinvestment of distributions ........          87,064         1,284,194           106,331          1,841,647
                                              -----------      ------------       -----------      -------------
Net Decrease ............................        (354,755)     $ (5,581,036)         (263,602)     $  (4,691,442)
                                              ===========      ============       ===========      =============



                                                       ANNUAL REPORT 2008  |  77

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                                                        FOR THE                              FOR THE
                                                       YEAR ENDED                           YEAR ENDED
                                                     AUGUST 31, 2008                      AUGUST 31, 2007
                                              -----------------------------       ------------------------------
                                                SHARES            VALUE             SHARES            VALUE
                                              -----------      ------------       -----------      -------------
-----------------------------
BP LARGE CAP VALUE FUND
-----------------------------
INSTITUTIONAL CLASS
   Sale of shares .......................         987,970      $ 13,317,116           382,517      $   5,830,726
   Shares repurchased ...................        (507,442)       (7,143,849)         (286,558)        (4,367,917)
   Reinvestment of distributions ........         327,378         4,445,798           240,187          3,518,750
                                              -----------      ------------       -----------      -------------
Net Increase ............................         807,906      $ 10,619,065           336,146      $   4,981,559
                                              ===========      ============       ===========      =============
INVESTOR CLASS
   Sale of shares .......................         250,969      $  3,399,406           312,719      $   4,776,947
   Shares repurchased ...................        (588,180)       (7,964,141)         (364,458)        (5,694,073)
   Reinvestment of distributions ........         159,777         2,217,706           135,405          2,022,954
                                              -----------      ------------       -----------      -------------
Net Increase / (Decrease) ...............        (177,434)     $ (2,347,029)           83,666      $   1,105,828
                                              ===========      ============       ===========      =============

---------------------------
BP MID CAP VALUE FUND
---------------------------

INSTITUTIONAL CLASS
   Sale of shares .......................         664,615      $  6,424,242           598,181      $   7,048,998
   Shares repurchased ...................        (479,829)       (4,717,369)         (349,796)        (4,287,051)
   Reinvestment of distributions ........         444,123         4,312,435           761,214          8,129,767
                                              -----------      ------------       -----------      -------------
Net Increase ............................         628,909      $  6,019,308         1,009,599      $  10,891,714
                                              ===========      ============       ===========      =============
INVESTOR CLASS
   Sale of shares .......................       1,172,629      $ 11,198,586           872,884      $   9,927,310
   Shares repurchased ...................        (601,239)       (5,875,445)         (319,738)        (3,651,207)
   Reinvestment of distributions ........         178,623         1,686,203           175,316          1,828,547
                                              -----------      ------------       -----------      -------------
Net Increase ............................         750,013      $  7,009,344           728,462      $   8,104,650
                                              ===========      ============       ===========      =============

--------------------------
BP ALL-CAP VALUE FUND
--------------------------

INSTITUTIONAL CLASS
   Sale of shares .......................       3,054,460      $ 42,200,560           244,596      $   3,879,814
   Shares repurchased ...................        (181,568)       (2,604,362)          (81,903)        (1,347,601)
   Reinvestment of distributions ........         103,418         1,507,839            72,940          1,165,590
                                              -----------      ------------       -----------      -------------
Net Increase ............................       2,976,310      $ 41,104,037           235,633      $   3,697,803
                                              ===========      ============       ===========      =============
INVESTOR CLASS
   Sale of shares .......................          50,582      $    703,592            78,840      $   1,292,161
   Shares repurchased ...................         (81,989)       (1,226,649)          (92,246)        (1,521,598)
   Reinvestment of distributions ........          19,543           284,356            19,310            307,987
                                              -----------      ------------       -----------      -------------
Net Increase / (Decrease) ...............         (11,864)     $   (238,701)            5,904      $      78,550
                                              ===========      ============       ===========      =============

--------------------------------
WPG SMALL CAP VALUE FUND
--------------------------------

INSTITUTIONAL CLASS
   Sale of shares .......................         384,461      $  5,122,604           378,085      $   6,633,831
   Shares repurchased ...................        (568,539)       (7,283,092)         (432,509)        (7,719,866)
   Reinvestment of distributions ........         559,084         7,357,551           279,752          4,696,789
                                              -----------      ------------       -----------      -------------
Net Increase ............................         375,006      $  5,197,063           225,328      $   3,610,754
                                              ===========      ============       ===========      =============



78  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

                                                        FOR THE                              FOR THE
                                                       YEAR ENDED                           YEAR ENDED
                                                     AUGUST 31, 2008                      AUGUST 31, 2007
                                              -----------------------------       ------------------------------
                                                SHARES            VALUE             SHARES            VALUE
                                              -----------      ------------       -----------      -------------
----------------------------------------
WPG 130/30 LARGE CAP CORE FUND
----------------------------------------
INSTITUTIONAL CLASS
   Sale of shares .......................          64,614      $  1,112,805            12,595      $     293,696
   Shares repurchased ...................        (160,536)       (2,747,429)         (134,442)        (3,094,889)
   Redemption fees ......................              --            10,210                --                 --
   Reinvestment of distributions ........         202,253         3,559,650            67,217          1,474,748
                                              -----------      ------------       -----------      -------------
Net Increase / (Decrease) ...............         106,331      $  1,935,236           (54,630)     $  (1,326,445)
                                              ===========      ============       ===========      =============

                                                     FOR THE PERIOD
                                                 OCTOBER 1, 2007** TO
                                                     AUGUST 31, 2008
                                              -----------------------------
                                                SHARES            VALUE
                                              -----------      ------------
--------------------------------------
SAM SUSTAINABLE CLIMATE FUND
--------------------------------------
INSTITUTIONAL CLASS
   Sale of shares .......................         406,238      $  4,053,797
   Shares repurchased ...................            (698)           (6,417)
   Redemption fees* .....................              --               198
   Reinvestment of distributions ........              --                --
                                              -----------      ------------
Net Increase ............................         405,540      $  4,047,578
                                              ===========      ============
INVESTOR CLASS
   Sale of shares .......................          36,797      $    336,612
   Shares repurchased ...................          (2,520)          (24,543)
   Redemption fees* .....................              --                 3
   Reinvestment of distributions ........              --                --
                                              -----------      ------------
Net Increase ............................          34,277      $    312,072
                                              ===========      ============

------------------------------------
SAM SUSTAINABLE WATER FUND
------------------------------------

INSTITUTIONAL CLASS
   Sale of shares .......................         464,294      $  4,590,777
   Reinvestment of distributions ........              --                --
   Shares repurchased ...................            (671)           (6,002)
                                              -----------      ------------
Net Increase ............................         463,623      $  4,584,775
                                              ===========      ============

INVESTOR CLASS
   Sale of shares .......................          53,871      $    503,368
   Reinvestment of distributions ........              --                --
   Shares repurchased ...................          (5,725)          (49,479)
                                              -----------      ------------
Net Increase ............................          48,146      $    453,889
                                              ===========      ============

-------------------
   * There is a 1.00% redemption fee on shares redeemed which have been held 365 days or less on the BP Small Cap Value Fund II. There is a 2.00% redemption fee on shares redeemed which have been held 365 days or less on the BP Long/Short Equity Fund. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital. The WPG Funds and SAM Funds have a 2.00% and 1.00% redemption fee, respectively, on shares redeemed within 60 days of purchase.

   **Commencement of operations.

                                                       ANNUAL REPORT 2008  |  79

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


     As of August 31, 2008, the following Funds had shareholders that held 10% or more of the outstanding shares of the Funds. These shareholders may be omnibus accounts which are comprised of many underlying shareholders.

     BP Small Cap Value Fund II (3 shareholders)           50%
     BP Long/Short Equity Fund (1 shareholder)             39%
     BP Large Cap Value Fund (1 shareholder)               32%
     BP Mid Cap Value Fund (2 shareholders)                71%
     BP All-Cap Value Fund (1 shareholder)                 14%
     WPG 130/30 Large Cap Core Fund (2 shareholders)       56%
     SAM Sustainable Climate Fund (1 shareholder)          86%

6.   SECURITIES LENDING (WPG SMALL CAP VALUE FUND)

     At August 31, 2008, the WPG Small Cap Value Fund loaned securities valued at $4,714,162. For collateral, the WPG Small Cap Value Fund received a letter of credit from Banco Santander Bank in an amount equal to $5,000,000. Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned.

7.   FEDERAL INCOME TAX INFORMATION

     Effective February 29, 2008, the Funds adopted FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Funds' tax positions and has concluded that no provision for income tax is required in the Funds' financial statements. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds' federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

     At August 31, 2008, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

                                                                                                       NET UNREALIZED
                                            FEDERAL TAX         UNREALIZED          UNREALIZED          APPRECIATION
FUND                                           COST            APPRECIATION        DEPRECIATION        (DEPRECIATION)
------                                   --------------        --------------     --------------      ----------------
BP Small Cap Value Fund II                $129,292,438          $14,224,121        $(21,211,308)        $ (6,987,187)
BP Long/Short Equity Fund                   55,433,903            2,651,827          (7,847,987)          (5,196,160)
BP Large Cap Value Fund                     58,703,339            4,550,905          (3,325,283)           1,225,622
BP Mid Cap Value Fund                       51,859,361            3,383,508          (3,193,994)             189,514
BP All-Cap Value Fund                       56,191,853            2,978,375          (3,972,018)            (993,643)
WPG Small Cap Value Fund                    46,068,876            2,696,034          (5,831,003)          (3,134,969)
WPG 130/30 Large Cap Core Fund              18,279,601              892,365          (1,688,989)            (796,624)
SAM Sustainable Climate Fund                 4,187,519              199,182            (693,328)            (494,146)
SAM Sustainable Water Fund                   4,995,094              116,830            (649,054)            (532,224)

     The differences between the book and tax cost of securities is primarily attributable to tax deferral of losses on wash sales, straddles and unsettled short sales and tax gains on constructive sales.

     Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for federal tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences due to timing of recognition of income or losses do not require such reclassification.


80  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------



     The following permanent differences as of August 31, 2008, were reclassified to the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, return of capital distributions received, capitalization of short sale dividends, investments in partnerships and non-deductible expenses.

                                                                INCREASE/(DECREASE)
                                        INCREASE/(DECREASE)         ACCUMULATED         INCREASE/(DECREASE)
                                           UNDISTRIBUTED           NET REALIZED             ADDITIONAL
                                          NET INVESTMENT            GAIN/(LOSS)               PAID-IN
FUND                                       INCOME/(LOSS)          ON INVESTMENTS              CAPITAL
------                                  ------------------      ------------------      -------------------
BP Small Cap Value Fund II                 $    12,585             $    (12,585)               $      --
BP Long/Short Equity Fund                    1,406,344               (1,406,344)                      --
BP Mid Cap Value Fund                           (5,279)                   5,279                       --
WPG 130/30 Large Cap Core Fund                   3,248                   (3,248)                      --
SAM Sustainable Climate Fund                    13,988                   (5,336)                  (8,652)
SAM Sustainable Water Fund                      12,336                   (1,723)                 (10,613)


     As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                           UNDISTRIBUTED       UNDISTRIBUTED
                                             ORDINARY            LONG-TERM
FUND                                          INCOME               GAINS
------                                   ----------------      --------------
BP Small Cap Value Fund II                  $  887,531            $      --
BP Long/Short Equity Fund                    5,386,611                   --
BP Large Cap Value Fund                        559,507                   --
BP Mid Cap Value Fund                          211,724                  882
BP All-Cap Value Fund                          454,886              353,246
WPG Small Cap Value Fund                        88,826                   --
WPG 130/30 Large Cap Core Fund                  45,590                   --
SAM Sustainable Climate Fund                    23,698                   --
SAM Sustainable Water Fund                      31,563                   --

     At August 31, 2008 the SAM Sustainable Climate Fund had a capital loss carryforward of $4,482 available to offset future capital gains. If not utilized against against future capital gains, this capital loss carryforward will expire on August 31, 2016.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended August 31, 2008, the following funds will defer post-October capital and foreign currency losses to the fiscal year ended August 31, 2009.

FUND                                          CAPITAL        FOREIGN CURRENCY
------                                    -------------    --------------------
BP Small Cap Value Fund II                  $4,273,136            $   --
BP Long/Short Equity Fund                    1,530,420                --
BP Large Cap Value Fund                      3,332,859                --
BP Mid Cap Value Fund                        1,034,257                --
WPG Small Cap Value Fund                     4,953,049                --
WPG 130/30 Large Cap Core Fund               1,798,383                --
SAM Sustainable Climate Fund                   198,412               546
SAM Sustainable Water Fund                      31,010             2,367



                                                       ANNUAL REPORT 2008  |  81

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------------


     The tax character of distributions paid during the fiscal years ended August 31, 2008 and 2007 is as follows:

                                            FISCAL YEAR          ORDINARY          LONG-TERM
FUND                                       PERIOD ENDED           INCOME             GAINS               TOTAL
------                                   ----------------      ------------      --------------     ----------------
BP Small Cap Value Fund II                  08/31/2008         $1,470,954         $70,046,429         $ 71,517,383
                                            08/31/2007          4,530,319          46,909,219           51,439,538
BP Long/Short Equity Fund                   08/31/2008          1,043,196           7,487,146            8,530,342
                                            08/31/2007          6,233,765           4,763,531           10,997,296
BP Large Cap Value Fund                     08/31/2008          1,776,074           4,935,016            6,711,090
                                            08/31/2007          2,389,261           3,184,618            5,573,879
BP Mid Cap Value Fund                       08/31/2008          2,968,866           3,162,248            6,131,114
                                            08/31/2007          1,915,207           8,377,338           10,292,545
BP All-Cap Value Fund                       08/31/2008            815,509           1,018,349            1,833,858
                                            08/31/2007            327,477           1,181,563            1,509,040
WPG Small Cap Value Fund                    08/31/2008          4,255,795           3,569,142            7,824,937
                                            08/31/2007          2,051,274           3,054,007            5,105,281
WPG 130/30 Large Cap Core Fund              08/31/2008            734,975           3,562,108            4,297,083
                                            08/31/2007            650,613           1,120,050            1,770,663

     Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

8.   NEW ACCOUNTING PRONOUNCEMENTS

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair valuation and requires companies to expand their disclosure about the use of fair valuation to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of SFAS 157 on the Funds' financial statements.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivative instruments and hedging activities are accounted for, and how derivative instruments and related hedging activities affect a fund's financial performance and financial position. Management is currently evaluating the impact of SFAS 161 on the Funds' financial statement disclosures, if any.

9.   SUBSEQUENT EVENT

     At a meeting of the Board of Directors of the Company held on September 4, 2008, the Board unanimously voted to approve, subject to shareholder approval, an Agreement and Plan of Reorganization whereby the Boston Partners Large Cap Value Fund (the "Fund") would be reorganized into the John Hancock Disciplined Value Fund (the "New Fund"). The New Fund is a newly organized series of John Hancock Funds III with substantially identical investment objectives to the Fund, but it will be offered and managed through the John Hancock organization. Robeco Investment Management, Inc. would serve as the New Fund's subadviser with responsibility for the day-to-day portfolio management and John Hancock Investment Management Services, LLC would act as the New Fund's adviser.

     A Special Meeting of Shareholders of the Fund will be held on or about December 17, 2008 at which Shareholders of the Fund will be asked to consider and approve the Agreement and Plan of Reorganization. Shareholders of record of the Fund as of September 30, 2008 will be entitled to vote and should expect to receive a prospectus providing more information about the New Fund and a proxy statement describing the proposed reorganization. If approved by Shareholders at the Special Meeting, the reorganization will take place at the close of business on or about December 19, 2008.



82  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------




To the Board of Directors and Shareholders of The RBB Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund, Robeco WPG 130/30 Large Cap Core Fund, SAM Sustainable Climate Fund, and SAM Sustainable Water Fund (nine of the series constituting The RBB Fund, Inc.) (the "Funds") as of August 31, 2008, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and financial highlights for each of the years or periods presented in the two years then ended. We have also audited the statements of cash flows for the Robeco Boston Partners Long/Short Equity Fund and Robeco WPG 130/30 Large Cap Core Fund for the year ended August 31, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through August 31, 2006 were audited by other auditors, whose reports dated October 26, 2006 and February 15, 2005 expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodians and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund, Robeco WPG 130/30 Large Cap Core Fund, SAM Sustainable Climate Fund, and SAM Sustainable Water Fund of The RBB Fund, Inc. at August 31, 2008, and the results of their operations for the year or period then ended, and the changes in their net assets and their financial highlights for each of the years or periods presented in the two years then ended and the cash flows of the Robeco Boston Partners Long/Short Equity Fund and Robeco WPG 130/30 Large Cap Core Fund for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 30, 2008


                                                       ANNUAL REPORT 2008  |  83

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------


                           BP SMALL CAP VALUE FUND II
                            BP LONG/SHORT EQUITY FUND
                             BP LARGE CAP VALUE FUND
                              BP MID CAP VALUE FUND
                              BP ALL-CAP VALUE FUND
                            WPG SMALL CAP VALUE FUND
                      ROBECO WPG 130/30 LARGE CAP CORE FUND
                          SAM SUSTAINABLE CLIMATE FUND
                           SAM SUSTAINABLE WATER FUND
                         (THE "ROBECO INVESTMENT FUNDS")



Each Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 2008) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2008, the following dividends and distributions were paid by each of the Funds:

                                               ORDINARY INCOME    LONG-TERM CAPITAL GAINS
                                              -----------------   -------------------------
BP Small Cap Value Fund II ..............          $1,470,954           $70,046,429
BP Long/Short Equity Fund ...............           1,043,196             7,487,146
BP Large Cap Value Fund .................           1,776,074             4,935,016
BP Mid Cap Value Fund ...................           2,968,866             3,162,248
BP All-Cap Value Fund ...................             815,509             1,018,349
WPG Small Cap Value Fund ................           4,255,795             3,569,142
WPG 130/30 Large Cap Core Fund ..........             734,975             3,562,108

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The percentage of total ordinary income dividends paid qualifying for the 15% dividend income tax rate for each Fund is as follows:

                  BP Small Cap Value Fund II ..................     100%
                  BP Long/Short Equity Fund ...................      20%
                  BP Large Cap Value Fund .....................      81%
                  BP Mid Cap Value Fund .......................      22%
                  BP All-Cap Value Fund .......................      52%
                  WPG Small Cap Value Fund ....................      14%
                  WPG 130/30 Large Cap Core Fund ..............      63%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

                  BP Small Cap Value Fund II ..................     100%
                  BP Long/Short Equity Fund ...................      18%
                  BP Large Cap Value Fund .....................      81%
                  BP Mid Cap Value Fund .......................      24%
                  BP All-Cap Value Fund .......................      45%
                  WPG Small Cap Value Fund ....................      14%
                  WPG 130/30 Large Cap Core Fund ..............      63%

The SAM Sustainable Climate Fund paid foreign taxes of $4,698 and recognized foreign source income of $41,322. The SAM Sustainable Water Fund paid foreign taxes of $5,946 and recognized foreign source income of $57,513.


84  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER TAX INFORMATION (unaudited) (concluded)
--------------------------------------------------------------------------------


These amounts were reported to shareholders as income in 2007. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2009.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by each Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.



                                                       ANNUAL REPORT 2008  |  85

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER INFORMATION (unaudited)
--------------------------------------------------------------------------------


PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(800) 261-4073 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreements between Robeco and the Company on behalf of the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small Cap Value Fund, and Robeco WPG 130/30 Large Cap Core Fund (f/k/a WPG Large Cap Growth Fund) (each a "Fund" and together, the "Funds") (the "Advisory Agreements") at a meeting of the Board held on May 8, 2008. At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board's decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Advisory Agreements, the Board considered information provided by Robeco with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreements, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from Robeco mailed in advance of the meeting that addressed most, if not all, of the factors listed below. Robeco also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of Robeco's services provided to the Funds; (ii) descriptions of the experience and qualifications of Robeco's personnel providing those services; (iii) Robeco's investment philosophies and processes;
(iv) Robeco's assets under management and client descriptions; (v) Robeco's soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Robeco's current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) Robeco's compliance procedures; (viii) Robeco's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper, Inc. ("Lipper") comparing each Fund's management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark. No one factor was determinative in the Board's consideration of the Advisory Agreements.

     During the course of their deliberations, the Directors, meeting in executive session, reached the following conclusions, among others, regarding the Advisory Agreements with respect to the Funds. The Directors considered each Fund's management fees and total expense ratios in comparison to that of its Lipper peer group median as well as each Fund's performance in comparison to the performance of its Lipper peer group median and benchmark. The Directors also reviewed the contractual management fees in comparison to the fees Robeco charges for managing assets for its other clients pursuant to strategies similar to those of the Funds.


86  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER INFORMATION (unaudited) (continued)
--------------------------------------------------------------------------------


     The Directors began with an evaluation of the Large Cap Value Fund, considering that the contractual management fees and actual management fees compared favorably to the Lipper peer group median. The Directors reviewed the advisory fees charged by Robeco to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be comparable to the advisory fees charged to the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees, for the Fund's Institutional Class and Investor Class noting that both classes were above the Lipper peer group medians. The Directors then noted that Robeco has agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2011 to limit the total annual operating expenses of the Institutional Class and Investor Class to 0.75% and 1.00%, respectively. The Directors then evaluated the performance of the Fund. For the one-, two-, three-, four- and five-year periods ended February 29, 2008, both classes of the Fund performed close to or better than the medians of their respective Lipper peer groups. The Fund outperformed its benchmark, the S&P 500 Index, for the three- and five-year periods ended March 31, 2008, but lagged the benchmark for the one-year period ended February 29, 2008.

     Next, the Directors evaluated the Mid Cap Value Fund, considering that the contractual management fee was slightly below the median for the Investor Class' Lipper peer group and was at the Institutional Class' Lipper peer group median. The Directors noted that actual management fees were below the medians of the Lipper peer groups for both Classes. The Directors reviewed the advisory fees charged by Robeco to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be comparable to the advisory fees charged to the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees, for both Classes of the Fund, noting that both classes had lower total expenses than the medians for their respective peer groups. The Directors then noted that Robeco had agreed to waive its advisory fee and reimburse expenses through December 31, 2011 to limit the total annual operating expenses of the Institutional Class and Investor Class to 1.00% and 1.25%, respectively. Next, the Directors evaluated the performance of the Fund. The Fund consistently was at or above the median performance of its peers for the one-, two-, three-, four- and five-year periods ended February 29, 2008. The Directors noted that the Fund had outperformed its benchmark, the Russell Mid Cap Value Index, for the one- and three-year periods ended March 31, 2008. The Directors considered and assessed Robeco's evaluation of the slightly higher contractual management fee for the Institutional Class of the Fund and the lagging performance of the Fund relative to its benchmark.

     The Directors then evaluated the Long/Short Equity Fund, considering that the contractual management fees and actual management fees were considerably higher than the medians of the Lipper peer groups for both the Investor Class and Institutional Class. The Directors reviewed the advisory fees charged by Robeco to manage other clients' assets, noting that the fees for the Long/Short Equity Fund were slightly higher than other funds or accounts managed by Robeco due to the complexity of the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder ser- vicing fees, for both Classes of the Fund, noting that the total expenses for each Class was significantly higher than the median for its respective peer group. Next, the Directors evaluated the performance of the Fund. The Directors noted that Robeco had agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2011 to limit total annual operating expenses of the Fund's Institutional Class and Investor Class to 2.50% and 2.75%, respectively. The Investor Class of the Fund underperformed its Lipper peer group median for the one-, two-, three-, and five-year periods ended February 29, 2008, but outperformed the peer group median for the four-year period ended February 29, 2008. The Institutional Class of the Fund exceeded the performance of its peer group median for the two- and three-year periods ended February 29, 2008, but lagged the peer group median for the one-year period ended February 29, 2008. The Fund also underperformed its benchmark, the S&P 500 Index, for the one-, three- and five-year periods ended March 31, 2008, but was currently exceeding the benchmark for the year-to-date period. The Directors considered and assessed the reasons for the higher contractual management fees for both Classes of the Fund as well as the higher total expense ratios.


                                                       ANNUAL REPORT 2008  |  87

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER INFORMATION (unaudited) (continued)
--------------------------------------------------------------------------------


     The Directors continued by evaluating the Small Cap Value Fund II, considering that the contractual management fees and actual management fees for both the Investor Class and Institutional Class were higher than the medians of the respective Lipper peer groups. The Directors reviewed the advisory fees charged by Robeco to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be comparable in comparison to the fees charged to the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees, for both Classes of the Fund, noting that each Class had the highest expense ratio of its peer group. The Directors then noted that Robeco has both lowered the advisory fee for both Classes by 25 basis points and agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2011 to limit the total annual operating expenses of the Institutional Class and Investor Class to 1.30% and 1.55%, respectively. The Directors then evaluated the performance of the Fund. The Investor Class of the Fund was below the median performance of its Lipper peer group for the one-, two-, three-, and four-year periods ended February 29, 2008, and was above the median of its Lipper peer group for the five-year period. The Institutional Class of the Fund was below the median performance of its Lipper peer groups for the one-year period ended February 29, 2008, and was above the median of its peers for the two-, three-, four-, and five-year periods ended February 29, 2008. The Directors noted that both Classes underperformed the Fund's benchmark, the Russell 2000(R) Value Index, for the one-, three- and five-year periods ended March 31, 2008. The Directors considered and assessed the reasons for the higher advisory fees and total expense ratios and the mixed performance of the Fund.

     The Directors next evaluated the All-Cap Value Fund, considering that the contractual management fees were at the median of the Investor Class' Lipper peer group while contractual management fees were slightly higher than the median of the Institutional Class' Lipper peer group. The Directors evaluated the actual management fees for both the Investor Class and Institutional Class, noting that Robeco had agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2011 to limit the total annual operating expenses of the Institutional Class and Investor Class to 0.95% and 1.20%, respectively. The Directors reviewed the advisory fees charged by Robeco to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be lower in comparison to the fees charged to the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees for both Classes of the Fund and found those to be lower than the median expenses in the Fund's peer group. The Directors then evaluated the performance of the Fund. The performance of the Investor Class of the Fund ranked below the median performance of its Lipper peer group for the one-year period ended February 29, 2008, but ranked at or above the median for the two-, three-, four- and five-year periods ended February 29, 2008. The performance of the Institutional Class of the Fund was above the median of its peers for the one-, two-, three-, four- and five-year periods ended February 29, 2008. The performance for both classes of the Fund exceeded that of its benchmark, the Russell 3000 Value Index, for the one-, three-, and five-year periods ended March 31, 2008. The Directors considered and assessed the contractual management fees and total expenses for the Classes as well as the Fund's long term performance.

     Next, the Directors evaluated the WPG 130/30 Large Cap Core Fund. The Directors noted that this was the first year of evaluation of the strategy, and that the performance of both Classes of the Fund prior to September 4, 2007 was of the Institutional Class of the predecessor fund, the WPG Large Cap Growth Fund. The Directors considered that the contractual management fees were at the median of the Lipper peer group for both the Institutional Class and Investor Class and the actual management fees were lower that the median for the Institutional Class' Lipper peer group but higher than the median for the Investment Class' peer group. The Directors reviewed the advisory fees charged by Robeco to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be lower in comparison to the fees charged to the Fund. The Directors examined the total expense ratios, including Rule 12b-1 fees and shareholder servicing fees, noting that the expense ratio of the Investor Class was higher than its Lipper peer group median, while the expense ratio for the Institutional Class was slightly lower than the median for its Lipper peer group. The Directors then noted that Robeco had agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2011 to limit the total annual operating expenses to 1.40% and 1.65% for the Institutional Class and Investor Class, respectively. Next, the Directors evaluated the performance of the Fund, noting that when the Fund changed its strategy, the benchmark also changed from the Russell 1000(R) Growth Index to the S&P 500 Index. The Fund's performance was below the median performance of its Lipper peers for the one-year period ended February 29, 2008, and the Fund lagged its benchmark for the one-year and year-to-date periods ending March 31, 2008. The Directors considered and assessed the reasons for the slightly higher total expenses and the underperformance of the Fund relative to its peer group and benchmark.


88  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER INFORMATION (unaudited) (concluded)
--------------------------------------------------------------------------------


     The Directors continued by evaluating the WPG Small Cap Value Fund, considering that the contractual management fees were slightly lower than the median of the Fund's Lipper peers while the actual management fees were slightly higher the median of the Lipper peer group. The Directors reviewed the advisory fees charged by Robeco to manage other clients' assets in a similar strategy as that of the Fund and found the fees to be higher in comparison to the fees charged to the Fund. The Directors examined the total expense ratio, including Rule 12b-1 fees and shareholder servicing fees, noting the Fund's total expense ratio was slightly lower than the median for its peers. The Directors then noted that Robeco agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2011 to limit the Fund's total annual operating expenses to 1.70%. Next, the Directors evaluated the performance of the Fund. The Fund's performance was below the median performance of its Lipper peers for the one-, three-, and four-year periods ended February 29, 2008. The Directors noted that the Fund has lagged its benchmark, the Russell 2000 Value Index, for the one-, three- and five-year periods ended March 31, 2008. At this time, the Directors considered and assessed the reasons for the mixed performance of the Fund relative to its peer group and benchmark.

     The Directors then determined that the nature, extent and quality of services provided by Robeco in advising the Funds was satisfactory; the profits earned by Robeco seemed reasonable; and the benefits derived by Robeco from managing the Funds, including its use of soft dollars and its method for selecting brokers seemed reasonable. The Directors discussed and considered any economies of scale realized by each Fund as a result of asset growth. The Directors, including all of the Independent Directors, concluded that the advisory fee structure was reasonable for each Fund and determined that Robeco's Advisory Agreements, on behalf of each Fund, should be continued for another one-year period ending August 16, 2009.




                                                       ANNUAL REPORT 2008  |  89

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND MANAGEMENT (unaudited)
--------------------------------------------------------------------------------

     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The Statement of Additional Information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (800) 261-4073.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano     Director          2006 to present   Consultant, financial services        19         Kalmar Pooled
103 Bellevue Parkway                                         organizations from 1997 to                       Investment Trust;
Wilmington, DE 19809                                         present.                                         (registered investment
DOB: 03/7/43                                                                                                  company) WT Mutual
                                                                                                              Fund; (registered
                                                                                                              investment company)
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay         Director          1988 to present   Retired; Vice President, Fox          19         None
103 Bellevue Parkway                                         Chase Cancer Center
Wilmington, DE 19809                                         (biomedical research and
DOB: 12/06/35                                                medical care) (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman       Chairman          2005 to present   Director, Gabelli Group               19         None
103 Bellevue Parkway                                         Capital Partners, L.P. (an
Wilmington, DE 19809     Director          1991 to present   investment partnership) from
DOB: 5/21/48                                                 2000 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent          Director          2006 to present   Dean and Professor of Law,            19         WT Mutual Funds
103 Bellevue Parkway                                         Villanova University School of                   (registered investment
Wilmington, DE 19809                                         Law since July 1997; Member,                     company) 25 Portfolios
DOB: 4/28/51                                                 Board of Directors, New York
                                                             Stock Exchange, Inc.
                                                             (2006-present); Member Board
                                                             of Governors, Financial
                                                             Industry Regulatory Authority,
                                                             Inc. (2007-present).
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg      Director          1991 to present   Since 1974, Chairman, Director        19         MTI Holding Group,
103 Bellevue Parkway                                         and President, MTI Holding                       Inc. (formerly known
Wilmington, DE 19809                                         Group, Inc. (formerly known as                   as Moyco Technologies,
DOB: 3/24/34                                                 Moyco Technologies, Inc.)                        Inc.)
                                                             (manufacturer of precision
                                                             coated and industrial
                                                             abrasives). Since 1999,
                                                             Director, Pennsylvania
                                                             Business Bank.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.


90  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND MANAGEMENT (unaudited) (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere      Director          2006 to present   Member, New York State                19         Reich and Tang Group
103 Bellevue Parkway                                         Assembly (1981-2004); Founding                   (asset management);
Wilmington, DE 19809                                         Partner, Straniere Law Firm                      The SPARX Asia Funds
DOB: 3/28/41                                                 (1980 to date); Partner,                         (registered investment
                                                             Gotham Strategies (consulting                    company)
                                                             firm) (2005 to date); Partner,
                                                             The Gotham Global Group
                                                             (consulting firm) (2005 to
                                                             date); President, The New York
                                                             City Hot Dog Company (2005 to
                                                             date); and Partner,
                                                             Kanter-Davidoff (law firm)
                                                             (2006 to present).
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.


                                                       ANNUAL REPORT 2008  |  91

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND MANAGEMENT (unaudited) (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky        Director          1988 to present   Since 1969, Director and Vice         19         Comcast Corporation;
103 Bellevue Parkway                                         Chairman, Comcast Corporation                    AMDOCS Limited
Wilmington, DE 19809                                         (cable television and                            (service provider to
DOB: 7/16/33                                                 communications).                                 telecommunications
                                                                                                              companies)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky         Director          1991 to present   Since July 2002, Senior Vice          19         Kensington Funds
103 Bellevue Parkway                                         President and prior thereto,                     (registered investment
Wilmington, DE 19809                                         Executive Vice President of                      company) 6 Portfolios
DOB: 4/16/38                                                 Oppenheimer & Co., Inc.,
                                                             formerly Fahnestock & Co.,
                                                             Inc. (a registered
                                                             broker-dealer). Since November
                                                             2004, Director of Kensington
                                                             Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall       Director          2002 to present   Director of Haydon Bolts, Inc.        19         Cornerstone Bank
103 Bellevue Parkway                                         (bolt manufacturer) and
Wilmington, DE 19809                                         Parkway Real Estate Company
DOB: 9/25/38                                                 (subsidiary of Haydon Bolts,
                                                             Inc.) since 1984; and Director
                                                             of Cornerstone Bank since
                                                             March 2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.



92  |  ANNUAL REPORT 2008

ROBECO INVESTMENT FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND MANAGEMENT (unaudited) (concluded)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED                  5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach          President         1991 to present   Certified Public Accountant;          N/A                 N/A
103 Bellevue Parkway        and                   and        Director, Fox Chase Cancer
Wilmington, DE 19809     Treasurer         1988 to present   Center; Trustee Emeritus,
DOB: 6/29/24                                                 Pennsylvania School for the
                                                             Deaf; Trustee Emeritus,
                                                             Immaculata University;
                                                             Managing General Partner,
                                                             President since 2002,
                                                             Treasurer since 1981 and Chief
                                                             Compliance Officer since
                                                             September 2004 of Chestnut
                                                             Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers          Secretary         2007 to present   Since 2005, Vice President and        N/A                 N/A
301 Bellevue Parkway                                         Counsel, PNC Global Investment
2nd Floor                                                    Servicing (U.S.), Inc.
Wilmington, DE 19809                                         (financial services company);
DOB: 7/28/74                                                 Associate, Stradley, Ronon,
                                                             Stevens & Young, LLC (law
                                                             firm) from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,             Chief          2004 to present   President, Vigilant Compliance        N/A                 N/A
Esquire, CPA             Compliance                          Services since 2004; Senior
Vigilant Compliance        Officer                           Legal Counsel, PNC Global
Services                                                     Investment Servicing (U.S.),
186 Dundee Drive,                                            Inc. from 2002 to 2004.
Suite 700
Williamstown, NJ 08094
DOB: 12/25/62
------------------------------------------------------------------------------------------------------------------------------------



                                                       ANNUAL REPORT 2008  |  93

                              INVESTMENT ADVISERS
                        ---------------------------------
                        Robeco Investment Management Inc.
                                909 Third Avenue
                               New York, NY 10022
                                       or
                     Sustainable Asset Management USA, Inc.
                          909 Third Avenue, 32nd Floor
                               New York, NY 10022
                                       and
                               Seefeldstrasse 215
                           CH-8008 Zurich, Switzerland


                                  ADMINISTRATOR
                               ------------------
                  PNC Global Investment Servicing (U.S.), Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809


                                 TRANSFER AGENT
                             -----------------------
                  PNC Global Investment Servicing (U.S.), Inc.
                                101 Sabin Street
                               Pawtucket, RI 02860


                                    PRINCIPAL
                                   UNDERWRITER
                           --------------------------
                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406



                                   CUSTODIANS
                             -----------------------
                               PFPC Trust Company
                               8800 Tinicum Blvd.
                                    Suite 200
                             Philadelphia, PA 19153


                        Mellon Trust of New England N.A.
                                One Boston Place
                                Boston, MA 02108


                          INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM
                     --------------------------------------
                                Ernst & Young LLP
                               Two Commerce Square
                         2001 Market Street, Suite 4000
                             Philadelphia, PA 19103


                                     COUNSEL
                          ----------------------------
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996

                            -------------------------
                                       THE
                                    SCHNEIDER
                                      FUNDS
                            -------------------------

                              OF THE RBB FUND, INC.


                              SCHNEIDER VALUE FUND


                         SCHNEIDER SMALL CAP VALUE FUND


                             -----------------------
                                     ANNUAL
                                     REPORT
                                 AUGUST 31, 2008
                             -----------------------



[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
SCHNEIDER CAPITAL MANAGEMENT


This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

                               THE SCHNEIDER FUNDS
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2008
                                   (UNAUDITED)






Fellow Shareholder:

     This annual report for the Schneider Funds covers the fiscal year ended August 31, 2008.

     Investors beat a hasty retreat to push stocks into negative territory for the fiscal year. The Russell 3000(R) Index, which reflects the broad U.S. market, posted a -10.22% decline.

     Equity markets experienced weakness along with the overall U.S. economy, as the housing meltdown deepened and resulting credit crisis extended its reach. Investment returns were dealt a blow by the instability of the financial system and worries that the stress has seeped into the global economy and might produce a prolonged slump.

     The economic and investment climate during the past year has presented an extreme challenge to us and others who are committed to a deep value investment strategy. The heart of our process is to do our fundamental homework and then parachute into situations where we believe company earnings are near a cyclical (and temporary) trough. We can then purchase a company's stock cheaply at a time when most investors are excessively pessimistic, and wait patiently for the earnings and stock price to rebound from depressed levels. Over time, BUT NOT ALL THE TIME, this approach has proven to work successfully during my many years in portfolio management.

     The market is in that phase where there is almost no appetite for prudent risk taking, and equity investors frantically seek refuge in companies with stable and predictable earnings, a pristine capital structure and super-safe liquidity. These are not the characteristics of companies that normally fit our deep value investment discipline, especially when their stocks are richly priced. We believe, however, that the compelling value of our holdings will become evident when company fundamentals eventually improve and credit spreads normalize.

     The equity market correction in recent months has finally broadened the assortment of companies with inexpensive valuations, providing us with a variety of interesting and promising new opportunities that include slices of the technology and energy sectors. With lower prices and higher return potential appearing more broadly in the market, we believe patient value investors with longer time horizons will be rewarded for stepping in.

     Like you, we are very disappointed in our performance during this period. However, we want to assure you that we are not altering our time-proven investment strategy. Our organization and research platform are sound, and we remain confident that the diligent application of our investment approach should continue to produce superior returns over time. We do not know when our deep value style will return to favor, but our experience in investing during periods of distress in the financial markets and economy helps us to be disciplined and patient as we navigate this turbulent market.

     Thank you for your support, patience and continued confidence in us during this challenging period.



/s/ Arnold C. Schneider III


Arnold C. Schneider III, CFA
Portfolio Manager
Schneider Capital Management

                               THE SCHNEIDER FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2008
                                   (UNAUDITED)






SCHNEIDER VALUE FUND - PORTFOLIO REVIEW

     The Value Fund produced sub par results during the year ended August 31, 2008, returning -25.05% versus -14.66% for the Russell 1000(R) Value Index. Despite the shortfall, the Fund's longer-term performance exceeded the benchmark (see table on page 3).

     Our significant holdings in the government-sponsored enterprises ("GSEs") Fannie Mae and Freddie Mac were the major source of underperformance. It was our belief that company management and policymakers had viable (and more preferable) options other than the government takeover of both firms at the expense of current shareholders, given their compliance with all of the regulatory capital standards. In spite of the merits of how effective and potentially profitable the GSEs could be as shareholder-owned entities, we underestimated the extent to which their ultimate fate was a politically-charged issue.

     Coal mining stocks, which had a 13% average weighting during the fiscal year, made a favorable contribution to Fund returns. We significantly trimmed the holdings in the first half of 2008 as the stock prices soared. Coal stocks were not immune from the severe correction during the summer for energy and resource companies, and our remaining position offers very attractive return potential. U.S. coal supplies should remain relatively tight and demand should track modest growth in the economy. Global supply and demand conditions are still supportive of a healthy export market. U.S. coal exports are expected to reach over 80 million tons in 2008, which is double the amount that was shipped in 2002.

     The financial terrain is being reshaped in dramatic fashion as new rules, sweeping government intervention, new opportunities and dramatic reversals of fortune are altering the landscape at a breathtaking pace. We believe the turmoil in the financial system can provide longer-term investors like us with the opening to invest in select firms at uncommonly attractive valuations while we wait for them to ride out the current storm and eventually stage a strong earnings recovery.

     This phase of the economic cycle normally presents us with ample opportunity to invest in cheap and depressed materials, hard commodities and industrial stocks. Although the prices of many commodities have declined from their multi-year peaks, these groups in general have little appeal on a valuation or fundamental basis. As a result, the portfolio is lighter than usual in foreign-exposed companies with economic sensitivity as the global economy faces a worldwide credit crunch that should curtail business and consumer demand.

     TEN LARGEST HOLDINGS

     Annaly Capital Management, Inc.       8.0%    Capital One Financial Corp.         3.8%
     Arch Coal, Inc.                       6.8%    International Rectifier Corp.       3.5%
     Citigroup, Inc.                       4.7%    Omnicare, Inc.                      3.5%
     Dell, Inc.                            4.2%    NVR, Inc.                           3.4%
     Navistar International Corp.          4.0%    Reliant Energy, Inc.                3.3%

     As a percentage of net assets on August 31, 2008




--------------------------------------------------------------------------------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277.

The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2008 (UNAUDITED)


             Comparison of Change in Value of $10,000 Investment in
              Schneider Value Fund vs. Russell 1000(R) Value Index



[GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


              Schneider Value Fund          Russell 1000(R) Value Index
              --------------------          ---------------------------
  9/30/02           $10,000                           $10,000
 10/31/02            10,660                            10,620
 11/30/02            11,950                            11,289
 12/31/02            11,237                            10,799
  1/31/03            10,636                            10,537
  2/28/03            10,566                            10,256
  3/31/03            10,796                            10,274
  4/30/03            11,638                            11,178
  5/31/03            13,042                            11,899
  6/30/03            13,252                            12,048
  7/31/03            13,984                            12,228
  8/31/03            14,846                            12,418
  9/30/03            14,495                            12,297
 10/31/03            15,628                            13,049
 11/30/03            16,430                            13,226
 12/31/03            17,738                            14,042
  1/31/04            18,396                            14,289
  2/29/04            18,929                            14,595
  3/31/04            18,950                            14,467
  4/30/04            18,438                            14,114
  5/31/04            19,044                            14,258
  6/30/04            19,775                            14,594
  7/31/04            19,023                            14,389
  8/31/04            19,034                            14,594
  9/30/04            19,431                            14,820
 10/31/04            19,713                            15,066
 11/30/04            21,290                            15,828
 12/31/04            22,123                            16,358
  1/31/05            21,304                            16,067
  2/28/05            21,769                            16,599
  3/31/05            21,647                            16,372
  4/30/05            20,354                            16,078
  5/31/05            21,481                            16,466
  6/30/05            22,067                            16,645
  7/31/05            22,897                            17,127
  8/31/05            22,720                            17,053
  9/30/05            22,742                            17,292
 10/31/05            21,913                            16,852
 11/30/05            22,576                            17,403
 12/31/05            23,102                            17,510
  1/31/06            23,495                            18,189
  2/28/06            23,900                            18,300
  3/31/06            24,530                            18,547
  4/30/06            25,542                            19,018
  5/31/06            24,971                            18,537
  6/30/06            25,054                            18,656
  7/31/06            24,435                            19,109
  8/31/06            25,185                            19,428
  9/30/06            26,006                            19,815
 10/31/06            26,887                            20,463
 11/30/06            28,160                            20,929
 12/31/06            28,494                            21,400
  1/31/07            29,094                            21,674
  2/28/07            28,969                            21,336
  3/31/07            29,332                            21,667
  4/30/07            31,070                            22,468
  5/31/07            32,997                            23,279
  6/30/07            32,346                            22,735
  7/31/07            30,157                            21,684
  8/31/07            28,931                            21,927
  9/30/07            30,057                            22,679
 10/31/07            30,407                            22,681
 11/30/07            27,743                            21,572
 12/31/07            28,399                            21,363
  1/31/08            27,591                            20,506
  2/28/08            27,141                            19,647
  3/31/08            25,287                            19,500
  4/30/08            26,810                            20,449
  5/31/08            27,446                            20,417
  6/30/08            23,604                            18,463
  7/31/08            21,750                            18,396
  8/31/08            21,684                            18,709


The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 30, 2002 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000(R) Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.


--------------------------------------------------------------------------------
               Total Returns For the Period Ended August 31, 2008

                                                             AVERAGE ANNUAL
                                                        -----------------------
                                                                       SINCE
                                             ONE YEAR   FIVE YEARS   INCEPTION*
                                             --------   ----------   ----------
  SCHNEIDER VALUE                            (25.05)%      7.87%       13.97%
  RUSSELL 1000(R) VALUE INDEX                (14.66)%      8.55%       11.17%
  * Inception date: 9/30/02
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. SCHNEIDER CAPITAL MANAGEMENT CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, AS NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION, AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER OR REIMBURSEMENT OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-520-3277. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, ARE 1.12%. SHARES OF THE FUND NOT PURCHASED THROUGH REINVESTED DIVIDENDS OR CAPITAL GAINS AND HELD LESS THAN 90 DAYS ARE SUBJECT TO A 1.00% REDEMPTION FEE.

The Fund's aggregate total return since inception is based on an increase in net asset value from $10.00 per share on September 30, 2002 (inception) to $16.37 per share on August 31, 2008, adjusted for dividends and distributions totaling $5.74 per share paid from net investment income and realized gains.

Portfolio composition is subject to change.

                               THE SCHNEIDER FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2008
                                   (UNAUDITED)


SCHNEIDER SMALL CAP VALUE FUND - PORTFOLIO REVIEW

     The Small Cap Value Fund delivered disappointing performance for the year ended August 31, 2008, returning -19.78% versus -7.52% for the Russell 2000(R) Value Index. Since inception, however, the Fund produced long-term results that surpassed the benchmark index (see table on page 5).

     Our investments in banks have not yet produced the results we expected. Although we have been attentive throughout this cycle to credit quality and capital adequacy, the slide in housing prices turned out to be much steeper than we envisioned back in mid-2007. As the prospects for housing got worse, we upgraded the portfolio into even stronger institutions whose undervalued stocks still offer potentially big rewards. First BanCorp, for example, is the best capitalized bank in Puerto Rico and, we believe, will benefit from its weakened competition.

     Transportation stocks, which have been a source of strong returns in the past, failed to deliver during the period. Trucking and rail holdings were solid, but our auto parts, airline and aerospace companies faced severe shocks as the dramatic rise in oil prices hurt demand and margins, and caused abrupt shifts in product mix. In most cases, we think their businesses should eventually adjust to higher energy costs through capacity closures and raising prices, but the short-term impact was very negative.

     Coal mining stocks, which had a 4% average weighting during the fiscal year, made a favorable contribution to Fund returns. Our initial position was in Massey Energy which soared in price and was eliminated by July. The retreat of the entire group during the summer as natural gas and coal prices fell in tandem provided us with an attractive re-entry point with our new purchase of Foundation Coal Holdings. Foundation Coal offers a diverse production profile among several coal regions and particular exposure to the attractive Powder River Basin. We believe the current valuation does not reflect the healthy longer-term fundamentals of the global coal mining industry. Coal retains very favorable economics relative to other fuel sources. We look for strong demand growth to continue from emerging economies, and steady demand trends in U.S. consumption. Production among important exporting countries appears to be restrained for now.

     The market correction in small cap value stocks has lowered valuations in a number of industries outside the banking sector, which has broadened our opportunity set in recent months. We have identified numerous prospects in industries and individual companies that are currently underachieving but poised for a future earnings rebound.

     TEN LARGEST HOLDINGS
     Anworth Mortgage Asset Corp.          6.7%    Pilgrim's Pride Corp.                        2.7%
     Huntington Bancshares, Inc.           5.6%    iShares Russell 2000 Value Index Fund        2.2%
     First BanCorp                         4.3%    Reliant Energy, Inc.                         2.1%
     Hudson Highland Group, Inc.           3.4%    Citizens Republic Bancorp, Inc.              2.1%
     NVR, Inc.                             3.0%    AAR Corp.                                    2.0%

     As a percentage of net assets on August 31, 2008




--------------------------------------------------------------------------------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO MOST RECENT MONTH-END, PLEASE CALL 1-888-520-3277.

The Funds are actively managed on a daily basis, and the securities mentioned herein may not be representative of current or future portfolio composition. For more specific information about Fund holdings, please refer to the Portfolio of Investments section in this report.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment and do not incur expenses or sales charges.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONCLUDED)
                          AUGUST 31, 2008 (UNAUDITED)


             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund vs. Russell 2000(R) Value Index


[GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


         Schneider Small Cap Value Fund       Russell 2000(R) Value Index
         ------------------------------       ---------------------------
  9/2/98             $10,000                            $10,000
 9/30/98              10,000                             10,362
10/31/98              11,930                             10,670
11/30/98              12,410                             10,959
12/31/98              12,471                             11,303
 1/31/99              13,786                             11,046
 2/28/99              12,531                             10,292
 3/31/99              13,007                             10,207
 4/30/99              15,222                             11,139
 5/31/99              16,233                             11,481
 6/30/99              18,044                             11,897
 7/31/99              18,731                             11,615
 8/31/99              18,246                             11,190
 9/30/99              17,518                             10,966
10/31/99              16,759                             10,747
11/30/99              17,457                             10,803
12/31/99              18,341                             11,134
 1/31/00              17,833                             10,843
 2/29/00              18,069                             11,506
 3/31/00              19,392                             11,560
 4/30/00              19,392                             11,628
 5/31/00              19,770                             11,451
 6/30/00              19,841                             11,786
 7/31/00              19,734                             12,178
 8/31/00              20,750                             12,723
 9/30/00              20,845                             12,651
10/31/00              20,490                             12,606
11/30/00              19,416                             12,349
12/31/00              21,495                             13,676
 1/31/01              24,178                             14,053
 2/28/01              23,127                             14,034
 3/31/01              22,034                             13,809
 4/30/01              23,326                             14,448
 5/31/01              24,547                             14,820
 6/30/01              25,101                             15,416
 7/31/01              24,873                             15,070
 8/31/01              24,888                             15,018
 9/30/01              20,856                             13,360
10/31/01              21,864                             13,709
11/30/01              23,951                             14,694
12/31/01              25,657                             15,594
 1/31/02              25,477                             15,801
 2/28/02              25,432                             15,897
 3/31/02              28,415                             17,088
 4/30/02              29,389                             17,689
 5/31/02              29,089                             17,104
 6/30/02              27,785                             16,725
 7/31/02              22,825                             14,240
 8/31/02              22,210                             14,177
 9/30/02              19,767                             13,164
10/31/02              19,887                             13,362
11/30/02              23,484                             14,429
12/31/02              21,848                             13,812
 1/31/03              20,912                             13,423
 2/28/03              20,293                             12,972
 3/31/03              20,127                             13,111
 4/30/03              23,011                             14,356
 5/31/03              26,665                             15,822
 6/30/03              27,314                             16,090
 7/31/03              30,469                             16,892
 8/31/03              34,003                             17,534
 9/30/03              33,202                             17,333
10/31/03              38,366                             18,746
11/30/03              42,292                             19,466
12/31/03              45,017                             20,170
 1/31/04              46,405                             20,867
 2/29/04              47,518                             21,271
 3/31/04              47,743                             21,565
 4/30/04              46,114                             20,450
 5/31/04              46,388                             20,697
 6/30/04              48,985                             21,748
 7/31/04              47,340                             20,748
 8/31/04              46,921                             20,952
 9/30/04              48,469                             21,781
10/31/04              48,582                             22,119
11/30/04              54,082                             24,081
12/31/04              57,277                             24,657
 1/31/05              54,009                             23,702
 2/28/05              56,089                             24,174
 3/31/05              54,851                             23,676
 4/30/05              50,420                             22,454
 5/31/05              54,009                             23,824
 6/30/05              56,980                             24,877
 7/31/05              62,103                             26,293
 8/31/05              61,732                             25,688
 9/30/05              62,128                             25,644
10/31/05              60,222                             25,000
11/30/05              62,079                             26,016
12/31/05              62,904                             25,815
 1/31/06              66,116                             27,950
 2/28/06              67,752                             27,947
 3/31/06              71,933                             29,300
 4/30/06              72,418                             29,379
 5/31/06              68,812                             28,163
 6/30/06              68,176                             28,509
 7/31/06              65,328                             28,113
 8/31/06              66,540                             28,953
 9/30/06              68,509                             29,237
10/31/06              71,449                             30,725
11/30/06              75,660                             31,601
12/31/06              76,162                             31,876
 1/31/07              78,905                             32,354
 2/28/07              79,116                             31,956
 3/31/07              80,909                             32,343
 4/30/07              82,456                             32,679
 5/31/07              86,359                             33,879
 6/30/07              82,913                             33,089
 7/31/07              71,415                             30,273
 8/31/07              67,020                             30,879
 9/30/07              66,985                             31,018
10/31/07              67,336                             31,356
11/30/07              60,972                             29,007
12/31/07              63,157                             28,761
 1/31/08              63,231                             27,581
 2/29/08              61,936                             26,486
 3/31/08              60,531                             26,886
 4/30/08              61,604                             27,736
 5/31/08              62,195                             28,685
 6/30/08              50,954                             25,931
 7/31/08              52,174                             27,261
 8/31/08              53,765                             28,556


The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000(R) Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.


--------------------------------------------------------------------------------
               Total Returns For the Period Ended August 31, 2008

                                                             AVERAGE ANNUAL
                                                        -----------------------
                                                                       SINCE
                                             ONE YEAR   FIVE YEARS   INCEPTION*
                                             --------   ----------   ----------
  SCHNEIDER SMALL CAP VALUE                  (19.78)%      9.60%       18.33%
  RUSSELL 2000(R) VALUE INDEX                 (7.52)%     10.25%       11.07%
  * Inception date: 9/2/98
--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. SCHNEIDER CAPITAL MANAGEMENT CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS ADVISORY FEE AND REIMBURSE A PORTION OF THE FUND'S OPERATING EXPENSES, AS NECESSARY, TO MAINTAIN THE EXPENSE LIMITATION, AS SET FORTH IN THE NOTES TO THE FINANCIAL STATEMENTS. TOTAL RETURNS SHOWN INCLUDE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, IF ANY; TOTAL RETURNS WOULD HAVE BEEN LOWER HAD THERE BEEN NO WAIVER OR REIMBURSEMENT OF FEES AND EXPENSES IN EXCESS OF EXPENSE LIMITATIONS. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-888-520-3277. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, ARE 1.50%. SHARES OF THE FUND NOT PURCHASED THROUGH REINVESTED DIVIDENDS OR CAPITAL GAINS AND HELD LESS THAN ONE YEAR ARE SUBJECT TO A 1.75% REDEMPTION FEE.

The Fund's annualized total return since inception is based on an increase in net asset value from $10.00 per share on September 2, 1998 (inception) to $14.54 per share on August 31, 2008, adjusted for dividends and distributions totaling $29.28 per share paid from net investment income and realized gains.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Portfolio composition is subject to change.

                               THE SCHNEIDER FUNDS
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)


As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2008 through August 31, 2008, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     SCHNEIDER VALUE FUND
                                         -----------------------------------------------------------------------------
                                         BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE             EXPENSES PAID
                                             MARCH 1, 2008               AUGUST 31, 2008                DURING PERIOD*
                                         -----------------------       --------------------             --------------
  Actual                                        $1,000.00                   $  798.90                       $3.84
  Hypothetical (5% return before expenses)       1,000.00                    1,020.81                        4.33

                                                                SCHNEIDER SMALL CAP VALUE FUND
                                         -----------------------------------------------------------------------------
                                         BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE             EXPENSES PAID
                                             MARCH 1, 2008               AUGUST 31, 2008                DURING PERIOD*
                                         -----------------------       --------------------             --------------
  Actual                                        $1,000.00                   $  868.00                       $5.17
  Hypothetical (5% return before expenses)       1,000.00                    1,019.54                        5.60

* Expenses are equal to an annualized six-month expense ratio of 0.85% for the Schneider Value Fund and 1.10% for the Schneider Small Cap Value Fund, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for each Fund of (20.11%) for the Schneider Value Fund and (13.20%) for the Schneider Small Cap Value Fund.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2008
                                   (UNAUDITED)


                                           % OF NET
                                            ASSETS           VALUE
                                           --------      ------------

Domestic Common Stocks:
   Insurance ...........................     9.9%        $ 22,354,759
   Real Estate Investment Trusts .......     9.3           20,831,954
   Oil, Gas & Consumable Fuels .........     9.2           20,754,952
   Real Estate Management &
     Development .......................     6.9           15,468,863
   Diversified Financial Services ......     6.0           13,575,635
   Health Care Providers & Service .....     4.6           10,419,517
   Computers & Peripherals .............     4.2            9,489,556
   Machinery ...........................     4.0            8,942,437
   Consumer Finance ....................     3.8            8,601,783
   Semiconductors ......................     3.8            8,543,613
   Electric Utilities ..................     3.5            7,896,399
   Commercial Banks ....................     3.3            7,474,086
   Thrifts & Mortgage Finance ..........     3.0            6,743,727
   Hotels, Restaurants & Leisure .......     2.9            6,514,222
   Retail - Department Stores ..........     2.8            6,372,998
   Media ...............................     1.8            4,060,628
   Electronic Components &
     Accessories .......................     1.8            3,987,198
   Aerospace & Defense .................     1.6            3,632,024
   Road & Rail .........................     1.5            3,341,554
   Automobile Parts & Equipment ........     1.4            3,191,957
   Food Products .......................     1.3            2,881,000
   Communication Equipment .............     1.0            2,158,122
   Health Care Equipment &
     Supplies ..........................     0.9            1,951,824
   Specialty Retail ....................     0.8            1,834,217
   Chemicals ...........................     0.5            1,079,500
   IT Services .........................     0.3              766,640
   Airlines ............................     0.1              171,718
   Electronic Equipment &
     Instruments .......................     0.0               62,721
Temporary Investment ...................     5.2           11,745,722
Preferred Stock ........................     1.9            4,240,688
Exchange Traded Fund ...................     1.6            3,543,339
Corporate Bonds ........................     0.7            1,611,661
Other Assets in Excess of Liabilities ..     0.4              791,295
                                           ------        ------------
NET ASSETS .............................   100.0%        $225,036,309
                                           ======        ============


------------------
Portfolio holdings are subject to change at any time.


    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2008
                                   (UNAUDITED)


                                          % OF NET
                                           ASSETS            VALUE
                                          --------        -----------

Domestic Common Stocks:
   Real Estate Investment Trusts .......    10.6%         $ 9,686,998
   Commercial Banks ....................     9.9            9,078,415
   Real Estate Management &
     Development .......................     7.5            6,891,817
   Semiconductors ......................     5.9            5,429,549
   Commercial Services & Supplies ......     5.4            4,916,564
   Insurance ...........................     4.7            4,274,941
   Specialty Retail ....................     4.3            3,987,101
   Computers & Peripherals .............     3.9            3,597,983
   Internet Software & Services ........     3.8            3,448,042
   Aerospace & Defense .................     3.4            3,162,391
   Health Care Equipment & Supplies ....     3.1            2,875,603
   Electric Utilities ..................     3.0            2,709,833
   Metals & Mining .....................     2.8            2,563,966
   Food-Meat Processing ................     2.7            2,503,672
   Machinery ...........................     2.6            2,350,233
   Health Care Providers & Service .....     2.2            1,985,374
   Banks ...............................     2.1            1,923,906
   Leisure Equipment & Products ........     1.6            1,481,920
   Software ............................     1.5            1,394,519
   Automobile Parts & Equipment ........     1.4            1,289,084
   Biotechnology .......................     1.1            1,012,391


                                          % OF NET
                                           ASSETS            VALUE
                                          --------        -----------

   Thrifts & Mortgage Finance ..........     1.1%         $ 1,010,205
   IT Services .........................     1.1            1,006,787
   Textiles, Apparel & Luxury Goods ....     1.1              999,937
   Electronic Equipment &
     Instruments .......................     0.9              827,291
   Marine ..............................     0.9              812,968
   Airlines ............................     0.9              791,220
   Distributors ........................     0.8              752,045
   Manufacturing .......................     0.7              637,000
   Building Products ...................     0.6              582,923
   Automobiles .........................     0.3              252,413
   Media ...............................     0.2              228,719
   Chemicals ...........................     0.2              155,581
   Construction & Engineering ..........     0.0                   11
Temporary Investment ...................     5.1            4,659,474
Exchange Traded Fund ...................     2.2            1,978,589
Corporate Bond .........................     0.5              499,249
Preferred Stock ........................     0.0                6,412
Liabilities in Excess of Other Assets ..    (0.1)             (74,223)
                                           ------         -----------
NET ASSETS .............................   100.0%         $91,690,903
                                           ======         ===========


------------------
Portfolio holdings are subject to change at any time.





    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2008


                                                      SHARES           VALUE
                                                    ----------     ------------
DOMESTIC COMMON STOCKS -- 90.2%
AEROSPACE & DEFENSE -- 1.6%
Boeing Co. (The) ...............................        55,400     $  3,632,024
                                                                   ------------
AIRLINES -- 0.1%
Southwest Airlines Co. .........................        11,275          171,718
                                                                   ------------
AUTOMOBILE PARTS & EQUIPMENT -- 1.4%
Magna International, Inc., Class A .............        41,225        2,360,956
Visteon Corp.* .................................       258,075          831,001
                                                                   ------------
                                                                      3,191,957
                                                                   ------------
CHEMICALS -- 0.5%
Cytec Industries, Inc. .........................        21,250        1,079,500
                                                                   ------------
COMMERCIAL BANKS -- 3.3%
Huntington Bancshares, Inc. ....................     1,021,050        7,474,086
                                                                   ------------
COMMUNICATION EQUIPMENT -- 1.0%
Motorola, Inc. .................................       229,100        2,158,122
                                                                   ------------
COMPUTERS & PERIPHERALS -- 4.2%
Dell, Inc.* ....................................       436,703        9,489,556
                                                                   ------------
CONSUMER FINANCE -- 3.8%
Capital One Financial Corp. ....................       194,875        8,601,783
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 6.0%
Citigroup, Inc. ................................       560,325       10,640,572
Goldman Sachs Group, Inc. (The) ................        17,900        2,935,063
                                                                   ------------
                                                                     13,575,635
                                                                   ------------
ELECTRIC UTILITIES -- 3.5%
Allegheny Energy, Inc. .........................         8,350          378,506
Reliant Energy, Inc.* ..........................       441,450        7,517,893
                                                                   ------------
                                                                      7,896,399
                                                                   ------------
ELECTRONIC COMPONENTS & ACCESSORIES -- 1.8%
Avnet, Inc.* ...................................       135,850        3,987,198
                                                                   ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.0%
AU Optronics Corp. -- ADR ......................         5,253           62,721
                                                                   ------------
FOOD PRODUCTS -- 1.3%
Tyson Foods, Inc., Class A .....................       198,416        2,881,000
                                                                   ------------


                                                      SHARES           VALUE
                                                    ----------     ------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
Boston Scientific Corp.* .......................       155,400     $  1,951,824
                                                                   ------------
HEALTH CARE PROVIDERS & SERVICE -- 4.6%
Brookdale Senior Living, Inc. ..................       114,975        2,535,199
Omnicare, Inc. .................................       244,475        7,884,318
                                                                   ------------
                                                                     10,419,517
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 2.9%
Carnival Corp. .................................       175,775        6,514,222
                                                                   ------------
INSURANCE -- 9.9%
American International Group, Inc. .............       183,025        3,933,207
Fidelity National Financial, Inc.,
   Class A .....................................       250,371        3,512,705
Genworth Financial, Inc., Class A ..............       318,486        5,111,700
RenaissanceRe Holdings Ltd. ....................        75,375        3,822,266
Unum Group .....................................        50,975        1,295,275
Willis Group Holdings Ltd. .....................       135,956        4,679,606
                                                                   ------------
                                                                     22,354,759
                                                                   ------------
IT SERVICES -- 0.3%
BearingPoint, Inc.* ............................       672,491          766,640
                                                                   ------------
MACHINERY -- 4.0%
Navistar International Corp.* ..................       161,125        8,942,437
                                                                   ------------
MEDIA -- 1.8%
Liberty Media Corp., Series A* .................        69,281        1,125,816
Sirius XM Radio, Inc.* .........................     2,206,625        2,934,812
                                                                   ------------
                                                                      4,060,628
                                                                   ------------
OIL, GAS & CONSUMABLE FUELS -- 9.2%
Arch Coal, Inc. ................................       280,325       15,204,828
Cameco Corp. ...................................        21,765          654,691
CONSOL Energy, Inc. ............................        72,300        4,895,433
                                                                   ------------
                                                                     20,754,952
                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS -- 9.3%
Annaly Capital Management, Inc. ................     1,202,263       17,985,854
Redwood Trust, Inc. ............................       151,792        2,846,100
                                                                   ------------
                                                                     20,831,954
                                                                   ------------



    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2008


                                                      SHARES           VALUE
                                                    ----------     ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 6.9%
Centex Corp. ...................................       357,215     $  5,794,027
D.R. Horton, Inc. ..............................       140,525        1,750,942
NVR, Inc.* .....................................        12,789        7,644,369
St. Joe Co. (The)* .............................         7,500          279,525
                                                                   ------------
                                                                     15,468,863
                                                                   ------------
RETAIL - DEPARTMENT STORES -- 2.8%
J.C. Penney Co., Inc. ..........................       163,536        6,372,998
                                                                   ------------
ROAD & RAIL -- 1.5%
J.B. Hunt Transport Services, Inc. .............        91,675        3,341,554
                                                                   ------------
SEMICONDUCTORS -- 3.8%
International Rectifier Corp.* .................       379,517        7,931,905
Qimonda AG -- ADR* .............................       304,332          611,708
                                                                   ------------
                                                                      8,543,613
                                                                   ------------
SPECIALTY RETAIL -- 0.8%
Chico's Fas, Inc.* .............................       319,550        1,834,217
                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 3.0%
Fannie Mae .....................................       985,925        6,743,727
                                                                   ------------
   TOTAL DOMESTIC COMMON STOCKS
     (Cost $228,149,216) .......................                    203,103,604
                                                                   ------------

PREFERRED STOCK -- 1.9%
AUTOMOBILE PARTS & EQUIPMENT -- 1.9%
General Motors Corp., Series B .................       373,300        4,240,688
                                                                   ------------
   TOTAL PREFERRED STOCK
     (Cost $6,103,707) .........................                      4,240,688
                                                                   ------------

                                                       PAR
                                                      (000)
                                                    ----------
CORPORATE BONDS -- 0.7%
Continental Airlines, Inc. -- CONV
   5.00%, 06/15/23 .............................        $  608          617,880
Qimonda Finance LLC -- CONV
   6.75%, 03/22/13 .............................         1,475          993,781
                                                                   ------------
   TOTAL CORPORATE BONDS
     (Cost $1,934,984) .........................                      1,611,661
                                                                   ------------


                                                      SHARES           VALUE
                                                    ----------     ------------
EXCHANGE TRADED FUND -- 1.6%
FINANCE -- 1.6%
iShares Russell 1000 Value
   Index Fund ..................................        51,020     $  3,543,339
                                                                   ------------
   TOTAL EXCHANGE TRADED FUND
     (Cost $3,493,645) .........................                      3,543,339
                                                                   ------------

TEMPORARY INVESTMENT -- 5.2%
PNC Bank Money Market Account
   1.94%, 09/02/08 .............................    11,745,722       11,745,722
                                                                   ------------
   TOTAL TEMPORARY INVESTMENT
     (Cost $11,745,722) ........................                     11,745,722
                                                                   ------------
TOTAL INVESTMENTS -- 99.6%
   (Cost $251,427,274) .........................                    224,245,014
                                                                   ------------
OTHER ASSETS IN EXCESS OF
   LIABILITIES  -- 0.4% ........................                        791,295
                                                                   ------------
NET ASSETS -- 100.0% ...........................                   $225,036,309
                                                                   ============

-------------
* Non-income producing.
ADR -- American Depository Receipt.
CONV -- Convertible.





    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2008


                                                       SHARES          VALUE
                                                     ---------      -----------
DOMESTIC COMMON STOCKS -- 92.3%
AEROSPACE & DEFENSE -- 3.4%
AAR Corp.* .....................................       117,055      $ 1,857,663
Triumph Group, Inc. ............................        23,835        1,304,728
                                                                    -----------
                                                                      3,162,391
                                                                    -----------
AIRLINES -- 0.9%
AirTran Holdings, Inc.* ........................       329,675          791,220
                                                                    -----------
AUTOMOBILES -- 0.3%
Fleetwood Enterprises, Inc.* ...................       117,950          252,413
                                                                    -----------
AUTOMOBILE PARTS & EQUIPMENT -- 1.4%
American Axle & Manufacturing
   Holdings, Inc. ..............................       177,025          860,341
Visteon Corp.* .................................       133,150          428,743
                                                                    -----------
                                                                      1,289,084
                                                                    -----------
BANKS -- 2.1%
Citizens Republic Bancorp, Inc. ................       524,225        1,923,906
                                                                    -----------
BIOTECHNOLOGY -- 1.1%
Human Genome Sciences, Inc.* ...................       136,625        1,012,391
                                                                    -----------
BUILDING PRODUCTS -- 0.6%
Builders FirstSource, Inc.* ....................       114,975          582,923
                                                                    -----------
CHEMICALS -- 0.2%
Spartech Corp. .................................        14,775          155,581
                                                                    -----------
COMMERCIAL BANKS -- 9.9%
First BanCorp. .................................       418,225        3,952,226
Huntington Bancshares, Inc. ....................       700,299        5,126,189
                                                                    -----------
                                                                      9,078,415
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES -- 5.4%
Administaff, Inc. ..............................        59,425        1,628,245
Hudson Highland Group, Inc.* ...................       341,330        3,143,649
Viad Corp. .....................................         4,625          144,670
                                                                    -----------
                                                                      4,916,564
                                                                    -----------
COMPUTERS & PERIPHERALS -- 3.9%
Mercury Computer Systems, Inc.* ................        55,350          511,988
Ness Technologies, Inc.* .......................        87,475        1,089,938
Silicon Storage Technology, Inc.* ..............       429,550        1,404,628


                                                       SHARES          VALUE
                                                     ---------      -----------
COMPUTERS & PERIPHERALS -- CONTINUED
Xyratex Ltd.* ..................................        41,100      $   591,429
                                                                    -----------
                                                                      3,597,983
                                                                    -----------
CONSTRUCTION & ENGINEERING -- 0.0%
Integrated Electrical Services, Inc.* ..........             0+              11
                                                                    -----------
DISTRIBUTORS -- 0.8%
Building Materials Holding Corp. ...............       621,525          752,045
                                                                    -----------
ELECTRIC UTILITIES -- 3.0%
PNM Resources, Inc. ............................        65,175          768,413
Reliant Energy, Inc.* ..........................       114,000        1,941,420
                                                                    -----------
                                                                      2,709,833
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.9%
FARO Technologies, Inc.* .......................        35,025          827,291
                                                                    -----------
FOOD-MEAT PROCESSING -- 2.7%
Pilgrim's Pride Corp. ..........................       194,990        2,503,672
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 3.1%
American Medical Systems
   Holdings, Inc.* .............................        98,125        1,746,625
Orthofix International N.V.* ...................        46,575        1,128,978
                                                                    -----------
                                                                      2,875,603
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICE -- 2.2%
Assisted Living Concepts, Inc.,
   Class A* ....................................        30,125          213,285
Emeritus Corp.* ................................        79,752        1,772,089
                                                                    -----------
                                                                      1,985,374
                                                                    -----------
INSURANCE -- 4.7%
Brown & Brown, Inc. ............................         7,350          149,352
Hilb Rogal & Hobbs Co. .........................        27,950        1,273,122
Landamerica Financial Group, Inc. ..............        67,525        1,157,378
Old Republic International Corp. ...............        41,950          458,514
ProAssurance Corp.* ............................        17,156          924,708
RenaissanceRe Holdings Ltd. ....................         6,150          311,867
                                                                    -----------
                                                                      4,274,941
                                                                    -----------
INTERNET SOFTWARE & SERVICES -- 3.8%
CMGI, Inc.* ....................................        31,450          370,796



    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2008


                                                       SHARES          VALUE
                                                     ---------      -----------
INTERNET SOFTWARE & SERVICES -- CONTINUED
Internet Capital Group, Inc.* ..................       204,325      $ 1,726,546
Openwave Systems, Inc.* ........................       937,986        1,350,700
                                                                    -----------
                                                                      3,448,042
                                                                    -----------
IT SERVICES -- 1.1%
Netgear, Inc.* .................................        59,750        1,006,787
                                                                    -----------
LEISURE EQUIPMENT & PRODUCTS -- 1.6%
Brunswick Corp. ................................        63,800          879,802
MarineMax, Inc.* ...............................        76,025          602,118
                                                                    -----------
                                                                      1,481,920
                                                                    -----------
MACHINERY -- 2.6%
Navistar International Corp.* ..................        28,650        1,590,075
Wabash National Corp. ..........................        87,475          760,158
                                                                    -----------
                                                                      2,350,233
                                                                    -----------
MANUFACTURING -- 0.7%
Griffon Corp.* .................................        52,000          637,000
                                                                    -----------
MARINE -- 0.9%
Alexander & Baldwin, Inc. ......................        18,175          812,968
                                                                    -----------
MEDIA -- 0.2%
Liberty Media Corp., Series A* .................        14,075          228,719
                                                                    -----------
METALS & MINING -- 2.8%
Foundation Coal Holdings, Inc. .................        27,600        1,632,540
Golden Star Resources Ltd.* ....................       608,775          931,426
                                                                    -----------
                                                                      2,563,966
                                                                    -----------
REAL ESTATE INVESTMENT TRUSTS -- 10.6%
Anworth Mortgage Asset Corp. ...................       933,931        6,107,909
Arbor Realty Trust, Inc. .......................       118,225        1,041,562
Chimera Investment Corp. .......................        41,075          260,826
Glimcher Realty Trust ..........................        71,100          717,399
Redwood Trust, Inc. ............................        36,050          675,937
Winthrop Realty Trust ..........................       222,510          883,365
                                                                    -----------
                                                                      9,686,998
                                                                    -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 7.5%
D.R. Horton, Inc. ..............................       125,925        1,569,025


                                                       SHARES          VALUE
                                                     ---------      -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- CONTINUED
MI Developments, Inc., Class A .................        37,250      $   812,795
NVR, Inc.* .....................................         4,640        2,773,467
Thomas Properties Group, Inc. ..................       180,325        1,736,530
                                                                    -----------
                                                                      6,891,817
                                                                    -----------
SEMICONDUCTORS -- 5.9%
Advanced Energy Industries, Inc.* ..............         1,925           31,050
Alliance Semiconductor Corp. ...................       386,125          374,542
ASM International N.V.* ........................        27,650          687,379
Axcelis Technologies, Inc.* ....................       184,900          874,577
BE Semiconductor Industries N.V.* ..............       319,768        1,426,453
International Rectifier Corp.* .................        65,700        1,373,130
ZiLOG, Inc.* ...................................       190,350          662,418
                                                                    -----------
                                                                      5,429,549
                                                                    -----------
SOFTWARE -- 1.5%
Take-Two Interactive Software, Inc.* ...........        55,625        1,394,519
                                                                    -----------
SPECIALTY RETAIL -- 4.3%
AC Moore Arts & Crafts, Inc.* ..................       203,336        1,533,153
Chico's Fas, Inc.* .............................       141,825          814,076
Insight Enterprises, Inc.* .....................        98,550        1,639,872
                                                                    -----------
                                                                      3,987,101
                                                                    -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.1%
Barry (R.G.) Corp.* ............................       133,503          999,937
                                                                    -----------
THRIFTS & MORTGAGE FINANCE -- 1.1%
Freddie Mac ....................................       135,550          611,330
Washington Federal, Inc. .......................        23,150          398,875
                                                                    -----------
                                                                      1,010,205
                                                                    -----------
   TOTAL DOMESTIC COMMON STOCKS
     (Cost $99,568,639) ........................                     84,621,402
                                                                    -----------

PREFERRED STOCK -- 0.0%
BANKS -- 0.0%
Colonial BancGroup, Inc. (The) .................           350            6,412
                                                                    -----------
   TOTAL PREFERRED STOCK
     (Cost $6,528) .............................                          6,412
                                                                    -----------



    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2008


                                                        PAR
                                                       (000)           VALUE
                                                     ---------      -----------
CORPORATE BOND -- 0.5%
Qimonda Finance LLC -- CONV
   6.75%, 03/22/13 .............................          $741      $   499,249
                                                                    -----------
   TOTAL CORPORATE BONDS
     (Cost $713,447) ...........................                        499,249
                                                                    -----------

                                                      SHARES
                                                     ---------
EXCHANGE TRADED FUND -- 2.2%
FINANCE -- 2.2%
iShares Russell 2000 Value
   Index Fund ..................................        28,375        1,978,589
                                                                    -----------
   TOTAL EXCHANGE TRADED FUND
     (Cost $1,815,395) .........................                      1,978,589
                                                                    -----------

TEMPORARY INVESTMENT -- 5.1%
PNC Bank Money Market Account
   1.94%, 09/02/08 .............................     4,659,474        4,659,474
                                                                    -----------
   TOTAL TEMPORARY INVESTMENT
     (Cost $4,659,474) .........................                      4,659,474
                                                                    -----------
TOTAL INVESTMENTS -- 100.1%
   (Cost $106,763,483) .........................                     91,765,126
                                                                    -----------
LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (0.1)% ............................                        (74,223)
                                                                    -----------
NET ASSETS -- 100.0% ...........................                    $91,690,903
                                                                    ===========


------------
* Non-income producing.
+ Shares are less than .500
CONV -- Convertible.






    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2008


                                                                                          SCHNEIDER          SCHNEIDER
                                                                                          VALUE FUND   SMALL CAP VALUE FUND
                                                                                         ------------  --------------------
ASSETS
   Investment securities, at value (cost -- $251,427,274 and
     $106,763,483, respectively) ...................................................     $224,245,014      $ 91,765,126
   Receivable for investments sold .................................................        1,110,486            94,354
   Receivable for capital shares sold ..............................................          191,871           196,340
   Dividends and interest receivable ...............................................          218,194            54,633
   Prepaid expenses and other assets ...............................................           27,485            25,777
                                                                                         ------------      ------------
     Total Assets ..................................................................      225,793,050        92,136,230
                                                                                         ------------      ------------
LIABILITIES
   Payable for investments purchased ...............................................          418,144           298,943
   Payable for capital shares redeemed .............................................          116,206             4,820
   Payable to Investment Adviser ...................................................          106,896            58,321
   Accrued expenses payable and other liabilities ..................................          115,495            83,243
                                                                                         ------------      ------------
     Total Liabilities .............................................................          756,741           445,327
                                                                                         ------------      ------------
NET ASSETS
   Capital stock, $0.001 par value .................................................           13,743             6,304
   Additional paid-in capital ......................................................      303,745,328       116,508,300
   Undistributed net investment income .............................................        4,861,898           835,627
   Accumulated net realized loss from investments and foreign exchange
     transactions ..................................................................      (56,402,400)      (10,660,971)
   Net unrealized depreciation on investments ......................................      (27,182,260)      (14,998,357)
                                                                                         ------------      ------------
     Net assets applicable to shares outstanding ...................................     $225,036,309      $ 91,690,903
                                                                                         ============      ============
   Shares outstanding ..............................................................       13,743,317         6,304,405
                                                                                         ------------      ------------
   Net asset value, offering and redemption price per share ........................     $      16.37      $      14.54
                                                                                         ============      ============






    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                            STATEMENTS OF OPERATIONS


                                                                                           SCHNEIDER            SCHNEIDER
                                                                                          VALUE FUND      SMALL CAP VALUE FUND
                                                                                       ---------------    --------------------
                                                                                           FOR THE              FOR THE
                                                                                          YEAR ENDED           YEAR ENDED
                                                                                       AUGUST 31, 2008      AUGUST 31, 2008
                                                                                       ---------------      ---------------
INVESTMENT INCOME
   Dividends* ......................................................................     $  7,331,105         $  1,798,552
   Interest ........................................................................           77,527               38,263
                                                                                         ------------         ------------
     Total investment income .......................................................        7,408,632            1,836,815
                                                                                         ------------         ------------
EXPENSES
   Advisory fees ...................................................................        2,106,562              907,231
   Administration and accounting fees ..............................................          422,672              141,198
   Administrative services fees ....................................................          283,254               77,579
   Transfer agent fees .............................................................           94,652               34,529
   Custodian fees ..................................................................           90,246               43,491
   Directors' and officers' fees ...................................................           88,950               32,933
   Professional fees ...............................................................           75,534               45,663
   Registration and filing fees ....................................................           62,722               40,579
   Insurance fees ..................................................................           32,734                9,442
   Printing and shareholder reporting fees .........................................           25,180               12,999
   Other expenses ..................................................................           11,328                2,784
                                                                                         ------------         ------------
     Total expenses before waivers .................................................        3,293,834            1,348,428
     Less: waivers .................................................................         (735,866)            (350,474)
                                                                                         ------------         ------------
     Net expenses after waivers ....................................................        2,557,968              997,954
                                                                                         ------------         ------------
   Net investment income ...........................................................        4,850,664              838,861
                                                                                         ------------         ------------
NET REALIZED AND UNREALIZED  GAIN/(LOSS)  FROM  INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain/(loss) from:
     Investments ...................................................................      (51,688,488)          (4,740,332)
     Foreign currency transactions .................................................           14,709                   --
   Net change in unrealized appreciation/(depreciation) on:
     Investments ...................................................................      (35,066,247)         (17,482,247)
     Foreign currency transactions .................................................               --                 (445)
                                                                                         ------------         ------------
   Net realized and unrealized gain/(loss) from investments and foreign
     currency transactions .........................................................      (86,740,026)         (22,223,024)
                                                                                         ------------         ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(81,889,362)        $(21,384,163)
                                                                                         ============         ============


------------------
  *Net of foreign withholding taxes of $32,718 and $18,757 for the Value Fund and Small Cap Value Fund, respectively.


    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                     SCHNEIDER
                                                                                                    VALUE FUND
                                                                                       ------------------------------------
                                                                                           FOR THE              FOR THE
                                                                                         YEAR ENDED            YEAR ENDED
                                                                                       AUGUST 31, 2008      AUGUST 31, 2007
                                                                                       ---------------      ---------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income ...........................................................    $   4,850,664         $  2,213,539
   Net realized gain/(loss) from investments and foreign currency transactions .....      (51,673,779)          14,262,470
   Net change in unrealized appreciation/(depreciation) on investments and
     foreign currency transactions .................................................      (35,066,247)          (1,724,299)
                                                                                        -------------         ------------
   Net increase/(decrease) in net assets resulting from operations .................      (81,889,362)          14,751,710
                                                                                        -------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................................       (1,905,299)            (736,868)
   Net realized capital gains ......................................................      (15,318,154)          (9,518,612)
                                                                                        -------------         ------------
     Total dividends and distributions to shareholders .............................      (17,223,453)         (10,255,480)
                                                                                        -------------         ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS
   (SEE NOTE 4) ....................................................................      (40,643,660)         221,008,583
                                                                                        -------------         ------------
     Total increase/(decrease) in net assets .......................................     (139,756,475)         225,504,813

NET ASSETS
   Beginning of year ...............................................................      364,792,784          139,287,971
                                                                                        -------------         ------------
   End of year* ....................................................................    $ 225,036,309         $364,792,784
                                                                                        =============         ============

--------------
  *Includes undistributed net investment income of $4,861,898 and $1,903,773 for the year ended August 31, 2008 and the year ended August 31, 2007, respectively.






    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                       STATEMENTS OF CHANGES INNET ASSETS


                                                                                                            SCHNEIDER
                                                                                                       SMALL CAP VALUE FUND
                                                                                               -------------------------------------
                                                                                                   FOR THE               FOR THE
                                                                                                  YEAR ENDED            YEAR ENDED
                                                                                               AUGUST 31, 2008       AUGUST 31, 2007
                                                                                               ---------------       ---------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income ...................................................................     $    838,861         $   2,233,399
   Net realized gain/(loss) from investments and foreign currency transactions, if any .....       (4,740,332)              516,362
   Net change in unrealized appreciation/(depreciation) on investments and
     foreign currency transactions, if any .................................................      (17,482,692)           (2,038,487)
                                                                                                 ------------         -------------
   Net increase/(decrease) in net assets resulting from operations .........................      (21,384,163)              711,274
                                                                                                 ------------         -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...................................................................       (1,553,403)             (925,644)
   Net realized capital gains ..............................................................       (2,671,636)          (15,428,129)
                                                                                                 ------------         -------------
     Total dividends and distributions to shareholders .....................................       (4,225,039)          (16,353,773)
                                                                                                 ------------         -------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS
   (SEE NOTE 4) ............................................................................       16,248,106            11,602,727
                                                                                                 ------------         -------------
     Total decrease in net assets ..........................................................       (9,361,096)           (4,039,772)

NET ASSETS
   Beginning of year .......................................................................      101,051,999           105,091,771
                                                                                                 ------------         -------------
   End of year* ............................................................................     $ 91,690,903         $ 101,051,999
                                                                                                 ============         =============

--------------
*Includes undistributed net investment income of $835,627 and $1,550,169 for the year ended August 31, 2008 and for the year ended August 31, 2007, respectively.






    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                              SCHNEIDER VALUE FUND
                              FINANCIAL HIGHLIGHTS



--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                              FOR THE YEARS ENDED AUGUST 31,
                                                                  --------------------------------------------------------
                                                                   2008        2007        2006         2005        2004
                                                                  -------     -------     -------      -------     -------
PER SHARE OPERATING PERFORMANCE*
Net asset value, beginning of year ..........................     $ 23.13     $ 21.16     $ 20.55      $ 18.22     $ 14.81
Net investment income .......................................        0.37        0.14        0.10         0.07        0.04
Net realized and unrealized gain/(loss) from
   investments and foreign currency transactions ............       (5.89)       2.99        1.99         3.40        4.05
                                                                  -------     -------     -------      -------     -------
Net increase/(decrease) in net assets resulting
   from operations ..........................................       (5.52)       3.13        2.09         3.47        4.09
                                                                  -------     -------     -------      -------     -------
Dividends and distributions to shareholders from:
Net investment income .......................................       (0.14)      (0.08)      (0.08)       (0.05)      (0.06)
Net realized capital gains ..................................       (1.10)      (1.08)      (1.40)       (1.09)      (0.62)
                                                                  -------     -------     -------      -------     -------
Total dividends and distributions to shareholders ...........       (1.24)      (1.16)      (1.48)       (1.14)      (0.68)
                                                                  -------     -------     -------      -------     -------
Redemption fees (Note 4)+ ...................................          --          --          --           --          --
                                                                  -------     -------     -------      -------     -------
Net asset value, end of year ................................     $ 16.37     $ 23.13     $ 21.16      $ 20.55     $ 18.22
                                                                  =======     =======     =======      =======     =======
Total investment return(1) ..................................      (25.05)%     14.88%      10.85%       19.37%      28.21%
                                                                  =======     =======     =======      =======     =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) .....................    $225,036    $364,793    $139,288      $61,146     $38,406
Ratio of expenses to average net assets(2) ..................        0.85%       0.85%       0.85%        0.85%       0.85%
Ratio of expenses to average net assets without waivers and
   expense reimbursements ...................................        1.09%       1.12%       1.27%        1.38%       1.96%
Ratio of net investment income to average net assets(2) .....        1.61%       0.77%       0.69%        0.41%       0.35%
Portfolio turnover rate .....................................      101.98%     131.75%     104.92%       76.66%     116.60%

------------------
 * Calculated based on shares outstanding on the first and last day of the respective year, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
 +  Amount is less than $0.01 per share.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any.
(2) Reflects waivers and reimbursements.




    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                         SCHNEIDER SMALL CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS



--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                              FOR THE YEARS ENDED AUGUST 31,
                                                                  --------------------------------------------------------
                                                                   2008        2007        2006         2005        2004
                                                                  -------     -------     -------      -------     -------
PER SHARE OPERATING PERFORMANCE*
Net asset value, beginning of year ..........................     $ 19.06     $ 21.96     $ 24.94      $ 29.09     $ 22.52
Net investment income/(loss) ................................        0.16        0.43        0.05        (0.10)      (0.13)
Net realized and unrealized gain/(loss)
   on investments and foreign
   currency transactions ....................................       (3.81)       0.15        1.66         8.01        8.50
                                                                  -------     -------     -------      -------     -------
Net increase/(decrease) in net assets resulting
   from operations ..........................................       (3.65)       0.58        1.71         7.91        8.37
                                                                  -------     -------     -------      -------     -------
Dividends and distributions to shareholders from:
Net investment income .......................................       (0.32)      (0.20)         --           --       (0.11)
Net realized capital gains ..................................       (0.55)      (3.28)      (4.69)      (12.06)      (1.69)
                                                                  -------     -------     -------      -------     -------
Total dividends and distributions to shareholders ...........       (0.87)      (3.48)      (4.69)      (12.06)      (1.80)
                                                                  -------     -------     -------      -------     -------
Redemption fees (Note 4)+ ...................................          --          --          --           --          --
                                                                  -------     -------     -------      -------     -------
Net asset value, end of year ................................     $ 14.54     $ 19.06     $ 21.96      $ 24.94     $ 29.09
                                                                  =======     =======     =======      =======     =======
Total investment return(1) ..................................      (19.78)%      0.72%       7.79%       31.57%      37.99%
                                                                  =======     =======     =======      =======     =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) .....................     $91,691    $101,052    $105,092      $55,163     $48,845
Ratio of expenses to average net assets(2) ..................        1.10%       1.10%       1.10%        1.10%       1.10%
Ratio of expenses to average net assets
   without waivers and expense
   reimbursements ...........................................        1.49%       1.50%       1.56%        1.71%       1.74%
Ratio of net investment income to average
   net assets(2) ............................................        0.92%       1.81%       0.29%       (0.41)%     (0.49)%
Portfolio turnover rate .....................................      116.34%      75.21%      91.45%       68.87%     110.69%

------------------
 * Calculated based on shares outstanding on the first and last day of the respective year, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
 +  Amount is less than $0.01 per share.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestments of dividends and distributions, if any.
(2) Reflects waivers and reimbursements.




    The accompanying notes are an integral part of the financial statements.

                               THE SCHNEIDER FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2008



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Schneider Value Fund (the "Value Fund") and the Schneider Small Cap Value Fund (the "Small Cap Value Fund") (each a "Fund," collectively the "Funds"), which commenced investment operations on September 2, 1998 and September 30, 2002, respectively. As of the date hereof, each Fund offers Institutional Class shares.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.073 billion shares are currently classified into one hundred and twenty classes of Common Stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- Each Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (NASDAQ) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008



proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their average net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Schneider Capital Management Company ("SCM" or the "Adviser") serves as each Fund's investment adviser. For its advisory services, SCM is entitled to receive 0.70% of the Value Fund's average daily net assets and 1.00% of the Small Cap Value Fund's average daily net assets, computed daily and payable monthly.

     The Adviser contractually agreed to limit the Value Fund's and the Small Cap Value Fund's total operating expenses for the current fiscal year to the extent that such expenses exceed 0.85% and 1.10%, respectively, of the Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other Fund expenses. For the year ended August 31, 2008, investment advisory fees and waivers of expenses were as follows:

                                              GROSS ADVISORY FEES         WAIVERS          NET ADVISORY FEES
                                              -------------------       ----------         -----------------
     Schneider Value Fund                        $2,106,562             $(518,712)            $1,587,850
     Schneider Small Cap Value Fund                 907,231              (279,253)               627,978

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008



     The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Funds. Effective July 14, 2008, PFPC and PFPC Worldwide, Inc. changed their names to PNC Global Investment Servicing (U.S.), Inc. ("PNC") and PNC Global Investment Servicing, Inc., respectively. For providing administration and accounting services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.125% of each Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund plus out-of-pocket expenses. PNC voluntarily agreed to waive $7,000 annually of its administration and accounting services fees for the Funds. For the year ended August 31, 2008, PNC's administration and accounting services fees and waivers of the Funds' expenses were as follows:

                                             GROSS ADMINISTRATION                         NET ADMINISTRATION
                                                AND ACCOUNTING                              AND ACCOUNTING
                                                 SERVICES FEES            WAIVERS            SERVICES FEES
                                             --------------------       -----------       -------------------
     Schneider Value Fund                          $422,672               $    --              $422,672
     Schneider Small Cap Value Fund                 141,198                (7,000)              134,198

     Included in the administration and accounting services fees and expenses, shown above, are fees for providing regulatory administration services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio of the Company in proportion to its net assets of the RBB funds.

     In addition, PNC serves as the Funds' transfer and dividend disbursing agent. For providing transfer agent services, PNC is entitled to receive a monthly fee, subject to a minimum monthly fee of $2,000 per Fund, plus out-of-pocket expenses. For the year ended August 31, 2008, transfer agency fees for the Funds were as follows:

                                                           TRANSFER
                                                          AGENT FEES
                                                          ----------
                  Schneider Value Fund                      $94,652
                  Schneider Small Cap Value Fund             34,529

     For providing custodian services, PFPC Trust Company, a wholly-owned subsidiary of PNC Global Investment Servicing, Inc., is entitled to receive a monthly fee equal to an annual rate of 0.015% of each Fund's average daily gross assets, subject to a minimum monthly fee of $1,000 per Fund, excluding transaction changes and out-of-pocket expenses. For the year ended August 31, 2008, custodial fees for the Funds were as follows:
                                                           CUSTODIAN
                                                             FEES
                                                           ---------
                  Schneider Value Fund                      $90,246
                  Schneider Small Cap Value Fund             43,491

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008



     PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PNC Global Investment Servicing, Inc., provided certain administrative services to the Funds. As compensation for such administrative services, PFPC Distributors received a monthly fee equal to an annual rate of 0.15% of each Fund's average daily net assets. PFPC Distributors voluntarily agreed to waive an annual rate of 0.13% of each Fund's average daily net assets of its administrative services fees for the Funds. For the period September 1, 2007 to March 31, 2008, administrative services fees and related waivers for the Funds were as follows:

                                                     GROSS
                                                ADMINISTRATIVE                            NET ADMINISTRATIVE
                                                 SERVICES FEES            WAIVERS            SERVICES FEES
                                                --------------          ----------        ------------------
     Schneider Value Fund                          $283,254             $(217,154)              $66,100
     Schneider Small Cap Value Fund                  77,579               (64,221)               13,358

     As of August 31, 2008, the Value Fund and Small Cap Value Fund owed PNC and its affiliates $61,278 and $32,492, respectively, for their services.

3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                               PURCHASES               SALES
                                             ------------          ------------
     Schneider Value Fund                    $286,875,530          $318,238,298
     Schneider Small Cap Value Fund           115,852,452            99,776,384

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2008, each Fund has 100,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares for the respective periods were as follows:

                                                                        SCHNEIDER VALUE FUND
                                             --------------------------------------------------------------------------
                                                FOR THE FISCAL YEAR ENDED                   FOR THE FISCAL YEAR ENDED
                                             ------------------------------              ------------------------------
                                                     AUGUST 31, 2008                             AUGUST 31, 2007
                                             ------------------------------              ------------------------------
                                               SHARES             AMOUNT                   SHARES             AMOUNT
                                             ----------       -------------              ----------        ------------
     Sales ...........................        3,604,263       $  75,564,084              11,605,311        $278,680,701
     Reinvestments ...................          758,511          15,913,569                 425,249           9,755,495
     Redemption Fees* ................               --              47,008                      --             128,850
     Repurchases .....................       (6,388,948)       (132,168,321)             (2,845,025)        (67,556,463)
                                             ----------       -------------              ----------        ------------
     Net increase/(decrease) .........       (2,026,174)      $ (40,643,660)              9,185,535        $221,008,583
                                             ==========       =============              ==========        ============

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008



                                                                   SCHNEIDER SMALL CAP VALUE FUND
                                             ---------------------------------------------------------------------------
                                                FOR THE FISCAL YEAR ENDED                    FOR THE FISCAL YEAR ENDED
                                             -------------------------------               -----------------------------
                                                     AUGUST 31, 2008                             AUGUST 31, 2007
                                             -------------------------------               -----------------------------
                                               SHARES              AMOUNT                   SHARES             AMOUNT
                                             ----------         ------------               --------         ------------
     Sales ...........................        1,898,558         $ 30,787,178                383,516         $  8,837,271
     Reinvestments ...................          232,816            3,932,266                734,073           15,907,358
     Redemption Fees* ................               --               36,164                     --               25,324
     Repurchases .....................       (1,129,651)         (18,507,502)              (599,605)         (13,167,226)
                                             ----------         ------------               --------         ------------
     Net increase/(decrease) .........        1,001,723         $ 16,248,106                517,984         $ 11,602,727
                                             ==========         ============               ========         ============

* There is a 1.00% redemption fee on shares redeemed which have been held less than 90 days in the Schneider Value Fund. There is a 1.75% redemption fee on shares redeemed which have been held less than one year in the Schneider Small Cap Value Fund. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

     As of August 31, 2008, the following shareholders held 10% or more of the outstanding shares of the Fund. These shareholders may be omnibus accounts which are comprised of many individual shareholders.

     Schneider Small Cap Value Fund (2 shareholders)     29%

5.   FEDERAL INCOME TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund's tax positions and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). The Funds' federal tax returns for each of the prior three fiscal years remain subject to examination by the Internal Revenue Service.

     At  August  31,  2008,   federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Funds were as follows:

                                                                                                        NET UNREALIZED
                                               FEDERAL TAX         UNREALIZED        UNREALIZED          APPRECIATION/
                                                  COST            APPRECIATION      DEPRECIATION         DEPRECIATION
                                              ------------        ------------      -------------        --------------
     Schneider Value Fund                     $265,486,689        $23,219,372       $(64,461,047)         $(41,241,675)
     Schneider Small Cap Value Fund            109,792,857          5,942,040        (23,969,771)          (18,027,731)

                               THE SCHNEIDER FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2008



     The following permanent differences as of August 31, 2008, primarily attributable to nontaxable distributions and foreign currency transactions, were reclassified to the following accounts:

                                      UNDISTRIBUTED               ACCUMULATED
                                      NET INVESTMENT              NET REALIZED
                                       INCOME (LOSS)               GAIN/(LOSS)
                                      --------------              ------------
     Schneider Value Fund                 $12,760                   $(12,760)

     At August 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                       UNDISTRIBUTED              UNDISTRIBUTED
                                      ORDINARY INCOME            LONG-TERM GAINS
                                      ---------------            ---------------
     Schneider Value Fund               $4,861,898                     $    --
     Schneider Small Cap Value Fund        835,627                      12,857

     At August 31, 2008, the Schneider Value Fund had a capital loss carryforward of $11,810,397 available to offset future capital gains. If not utilized against future capital gains, this capital loss carryforward will expire in 2016.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2008, the Schneider Value Fund and the Schneider Small Cap Value Fund incurred post-October capital losses of $30,533,114 and $7,644,454, respectively.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                                         ORDINARY INCOME     LONG-TERM GAINS        TOTAL
                                                        -----------------   -----------------   -------------
     Schneider Value Fund                  2008          $11,583,307         $ 5,640,146         $17,223,453
                                           2007            3,136,316           7,119,164          10,255,480

     Schneider Small Cap Value Fund        2008          $ 1,553,403         $ 2,671,636         $ 4,225,039
                                           2007            5,629,426          10,724,347          16,353,773

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

6.   NEW ACCOUNTING PRONOUNCEMENT

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of the SFAS on the Funds' financial statements.

                               THE SCHNEIDER FUNDS
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE RBB FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schneider Value Fund and Schneider Small Cap Value Fund, separately managed portfolios of The RBB Fund, Inc. (the "Funds") at August 31, 2008, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
October 29, 2008

                               THE SCHNEIDER FUNDS
                                 FUND MANAGEMENT
                                   (UNAUDITED)




     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (800) 430-9618.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano   Director            2006 to present    Consultant, financial services         19       Kalmar Pooled
103 Bellevue Parkway                                          organizations from 1997 to                      Investment Trust;
Wilmington, DE 19809                                          present.                                        (registered investment
DOB: 03/7/43                                                                                                  company) WT Mutual
                                                                                                              Fund; (registered
                                                                                                              investment company)
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay       Director            1988 to present    Retired; Vice President, Fox           19       None
103 Bellevue Parkway                                          Chase Cancer Center (biomedical
Wilmington, DE 19809                                          research and medical care)
DOB: 12/06/35                                                 (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman     Chairman            2005 to present    Director, Gabelli Group Capital        19       None
103 Bellevue Parkway                                          Partners, L.P. (an investment
Wilmington, DE 19809   Director            1991 to present    partnership) from 2000 to 2006.
DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent        Director            2006 to present    Dean and Professor of Law,             19       WT Mutual Funds
103 Bellevue Parkway                                          Villanova University School of                  (registered investment
Wilmington, DE 19809                                          Law since July 1997; Member,                    company) 25 Portfolios
DOB: 4/28/51                                                  Board of Directors, New York
                                                              Stock Exchange, Inc.
                                                              (2006-present); Member Board of
                                                              Governors, Financial Industry
                                                              Regulatory Authority, Inc.
                                                              (2007-present).
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg    Director            1991 to present    Since 1974, Chairman, Director         19       MTI Holding Group,
103 Bellevue Parkway                                          and President, MTI Holding                      Inc. (formerly known
Wilmington, DE 19809                                          Group, Inc. (formerly known as                  as Moyco Technologies,
DOB: 3/24/34                                                  Moyco Technologies, Inc.)                       Inc.)
                                                              (manufacturer of precision
                                                              coated and industrial
                                                              abrasives). Since 1999,
                                                              Director, Pennsylvania Business
                                                              Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere    Director            2006 to present    Member, New York State Assembly        19       Reich and Tang Group
103 Bellevue Parkway                                          (1981-2004); Founding Partner,                  (asset management);
Wilmington, DE 19809                                          Straniere Law Firm (1980 to                     The SPARX Asia Funds
DOB: 3/28/41                                                  date); Partner, Gotham                          (registered investment
                                                              Strategies (consulting firm)                    company)
                                                              (2005 to date); Partner, The
                                                              Gotham Global Group (consulting
                                                              firm) (2005 to date);
                                                              President, The New York City
                                                              Hot Dog Company (2005 to date);
                                                              and Partner, Kanter-Davidoff
                                                              (law firm) (2006 to present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky      Director            1988 to present    Since 1969, Director and Vice          19       Comcast Corporation;
103 Bellevue Parkway                                          Chairman, Comcast Corporation                   AMDOCS Limited
Wilmington, DE 19809                                          (cable television and                           (service provider to
DOB: 7/16/33                                                  communications).                                telecommunications
                                                                                                              companies)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky       Director            1991 to present    Since July 2002, Senior Vice           19       Kensington Funds
103 Bellevue Parkway                                          President and prior thereto,                    (registered investment
Wilmington, DE 19809                                          Executive Vice President of                     company) 6 Portfolios
DOB: 4/16/38                                                  Oppenheimer & Co., Inc.,
                                                              formerly Fahnestock & Co., Inc.
                                                              (a registered broker-dealer).
                                                              Since November 2004, Director
                                                              of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall     Director            2002 to present    Director of Haydon Bolts, Inc.         19       Cornerstone Bank
103 Bellevue Parkway                                          (bolt manufacturer) and Parkway
Wilmington, DE 19809                                          Real Estate Company (subsidiary
DOB: 9/25/38                                                  of Haydon Bolts, Inc.) since
                                                              1984; and Director of
                                                              Cornerstone Bank since March
                                                              2004.
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc. is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                               THE SCHNEIDER FUNDS
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach           President        1991 to present    Certified Public Accountant;          N/A       N/A
103 Bellevue Parkway         and                  and         Director, Fox Chase Cancer
Wilmington, DE 19809      Treasurer        1988 to present    Center; Trustee Emeritus,
DOB: 6/29/24                                                  Pennsylvania School for the
                                                              Deaf; Trustee Emeritus,
                                                              Immaculata University; Managing
                                                              General Partner, President
                                                              since 2002, Treasurer since
                                                              1981 and Chief Compliance
                                                              Officer since September 2004 of
                                                              Chestnut Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers           Secretary        2007 to present    Since 2005, Vice President and        N/A       N/A
301 Bellevue Parkway                                          Counsel, PNC Global Investment
2nd Floor                                                     Servicing (U.S.), Inc.
Wilmington, DE 19809                                          (financial services company);
DOB: 7/28/74                                                  Associate, Stradley, Ronon,
                                                              Stevens & Young, LLC (law firm)
                                                              from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,              Chief         2004 to present    President, Vigilant Compliance        N/A       N/A
Esquire, CPA              Compliance                          Services since 2004; Senior
Vigilant Compliance         Officer                           Legal Counsel, PNC Global
Services                                                      Investment Servicing (U.S.),
186 Dundee Drive,                                             Inc. from 2002 to 2004.
Suite 700
Williamstown, NJ 08094
DOB: 12/25/62
------------------------------------------------------------------------------------------------------------------------------------

                               THE SCHNEIDER FUNDS
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)





     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2008, the following dividends and distributions were paid by each of the Funds:

                                          ORDINARY INCOME       LONG-TERM GAINS
                                         -----------------     -----------------
     Schneider Value Fund                   $11,583,307           $5,640,146
     Schneider Small Cap Value Fund           1,553,403            2,671,636

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 20% for the Schneider Value Fund and 50% for the Schneider Small Cap Value Fund.

     The percentage of total ordinary income dividends qualifying for the corporate dividends received deduction is 20% for the Schneider Value Fund and 49% for the Schneider Small Cap Value Fund.

     These amounts were reported to shareholders as income in 2007. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2009.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                               THE SCHNEIDER FUNDS
                                OTHER INFORMATION
                                   (UNAUDITED)



PROXY VOTING

     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 520-3277 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

     As required by the 1940Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreements between SCM and the Company (the "Advisory Agreements") on behalf of the Funds at a meeting of the Board held on May 28, 2008. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board's decision to approve the Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Agreements, the Board considered information provided by SCM with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreements, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from SCM mailed in advance of the meeting that addressed most, if not all, of the factors listed below. SCM also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of SCM's services provided to the Fund; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) SCM's investment philosophies and processes; (iv) SCMassets under management and client descriptions; (v) SCM's soft dollar commission and trade allocations policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the current and proposed advisory fee arrangements with the Company and other similarly managed clients;
(vii) compliance procedures; (viii) SCM's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report comparing the Funds' proposed or current advisory fees and expenses to those of their peer groups; and (xi) a report comparing the performance of the Funds to the performance of their applicable benchmark indices and peer groups. No one factor was determinative in the Board's consideration of the Advisory Agreements.

                               THE SCHNEIDER FUNDS
                          OTHER INFORMATION (CONCLUDED)
                                   (UNAUDITED)



     During the course of its deliberations, the Directors, meeting in executive session, reached the following conclusions, among others, regarding SCM and the Advisory Agreements with respect to the Funds. The Directors considered the Funds' advisory fees and total expenses in comparison to that of each Fund's Lipper peer group median as well as each Fund's performance in comparison to the performance of the Fund's Lipper median. The Directors also reviewed the advisory fees in comparison to the fees SCM charges for managing assets for other clients.

     The Directors began with an evaluation of the Small Cap Value Fund, considering that although the contractual advisory fees were higher than the Lipper peer group median, the Fund ranked above the peer group median for actual advisory fees and actual total expenses both including and excluding 12b-1 and non 12b-1 service fees. The Directors noted that the Fund underperformed its Lipper peer group median for the one-, two-, and three-year periods ended February 29, 2008. The Directors then noted that SCM agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2008 to limit the Fund's total annual operating expenses to 1.10%.

     Next, the Directors evaluated the Value Fund, considering that the Fund ranked either first or second in its peer group for contractual advisory fees, actual advisory fees, and actual total expenses both including and excluding 12b-1 and non 12b-1 service fees. The Fund also had positive performance as compared to its Lipper peer group, outperforming the Lipper peer group for the two-, three-, four- and five-year periods ended February 29, 2008. The Directors then noted that SCM agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2008 to limit the Fund's total annual operating expenses to 0.85%.

     The Directors then determined that the nature, extent and quality of services provided by SCM in advising the Funds was satisfactory; the profits earned by SCM seemed reasonable; and the benefits derived by SCM from managing the Funds, including its use of soft dollars and its method for selecting brokers, seemed reasonable. The Directors discussed and considered any economies of scale realized by each Fund as a result of asset growth. The Directors, including all of the Independent Directors, concluded that the advisory fee structure was reasonable for each Fund and determined that SCM's Advisory Agreement, on behalf of each Fund, be continued for another one-year period ending August 16, 2009.

                               THE SCHNEIDER FUNDS
                                 PRIVACY NOTICE



THE SCHNEIDER FUNDS of The RBB Fund, Inc. (the "Funds") are committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Funds.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Funds may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Funds consider your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (888) 520-3277.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Suite 1080
Wayne, PA 19087

ADMINISTRATOR
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

        ===============================================================




                                      BOGLE
                                   INVESTMENT
                                   MANAGEMENT
                                    SMALL CAP
                                   GROWTH FUND

                              OF THE RBB FUND, INC.









                                  ANNUAL REPORT

                                 AUGUST 31, 2008






        This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.




        ===============================================================

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                 PRIVACY NOTICE
                                  (UNAUDITED)



The BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o    Information about your transactions with the Fund.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional Fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (877) 264-5346.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                  ANNUAL REPORT
                                  (UNAUDITED)

--------------------------------------------------------------------------------

Fellow Shareholder:

For the fiscal year ended August 31, 2008, the Fund's Investor shares dropped -19.45% (net of fees), the Institutional shares lost -19.33%, and the unmanaged Russell 2000(R) Index of small cap stocks fell -5.48%. Our stock selection models performed poorly during most of the fiscal year, in an environment that was characterized by marked credit contraction, investment liquidation, and macroeconomic uncertainty (discussed further below). The Fund's returns since inception (Investor and Institutional Classes), as reflected by the dollar value of a $10,000 investment made at the start of the Fund, compared to the same investment in the benchmark, are shown in the charts on the next two pages. The balance of this letter covers the market environment, performance attribution, Fund characteristics, and an update on the mutual fund business at Bogle Investment Management, L.P.

MARKET ENVIRONMENT. This most recent fiscal year has been one of the most tumultuous we have seen since we started managing money more than 20 years ago. The liquidity crisis and credit contraction that began in the summer of 2007 continued to threaten financial institutions around the globe, the economy, and investment portfolios. As you no doubt know, the situation has gotten worse since the close of our fiscal annual period, but for the purposes of this report we will limit our commentary to the year starting September 1, 2007 and ending August 31, 2008. Over the last fiscal year, the Federal Reserve (the "Fed") focused on improving liquidity conditions and avoiding recession, although rising oil and commodity prices and the prospect of inflation made their task a difficult balancing act. Using one of their standard tools to steer the economy, the Fed cut the Fed Fund rates several times during our fiscal year. These moves did little to stem losses in the mortgage market, and global financial firms continued to be faced with significant mortgage-related losses, amplified by leverage. In March, a crisis of confidence in Bear Stearns led to that firm's collapse and a rapidly brokered buyout by J.P. Morgan.(1) Not surprisingly, market volatility increased, with investor fear and anxiety rising and falling throughout the fiscal year. Episodically throughout the year, we saw evidence of wide supply and demand imbalances trading in the marketplace, as stocks that were falling continued to fall because fewer market participants were stepping in to take the other side of these trades. This was an indication of selling pressure caused by liquidation and deleveraging throughout the financial system. We believe that the strong fiscal year returns to relative strength (price momentum) strategies were actually a side effect of these liquidations. As investors continued to sell beaten down stocks, relative valuation returns, according to our models, were as negative as we have seen since the
1999/early-2000 technology-driven equity market bubble. This anti-value sentiment was also reflected in the Index returns where, for the fiscal year, the Russell 2000(R) Growth Index beat the Russell 2000(R) Value Index in eight out of twelve months and by about four percentage points (-3.79% versus -7.52%). The surge in oil prices and strength of energy stocks, which advanced more than 40% for the fiscal year (in small cap space), caused energy to represent a significant percentage of positive momentum stocks by the end of June (at 27% versus a 4% small cap universe weighting). The momentum-oriented, anti-value market shifted sharply in July and August, as energy underperformed, financial and consumer stocks outperformed, and value stocks strongly outperformed growth



-----------------------
     (1)  As we write this letter,  post the annual  reporting  period,  several
          other  financial   institutions  have  failed,  been  bought,  or  are
          undergoing significant restructuring.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT
         MANAGEMENT SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS.
                       RUSSELL 2000(R) INDEX (UNAUDITED)


[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR REPRESENTATION ARE AS FOLLOWS:

         Bogle Institutional      Russell 2000(R)
               Shares                Index

9/30/99         10,000               10,000
10/31/99        10,325               10,041
11/30/99        11,350               10,640
12/31/99        13,016               11,844
1/31/00         12,583               11,654
2/29/00         14,825               13,578
3/31/00         15,100               12,683
4/30/00         14,691               11,919
5/31/00         14,258               11,225
6/30/00         15,933               12,204
7/31/00         15,758               11,811
8/31/00         17,425               12,712
9/30/00         17,116               12,338
10/31/00        17,091               11,788
11/30/00        15,221               10,578
12/31/00        16,506               11,486
1/31/01         16,851               12,084
2/28/01         15,850               11,291
3/31/01         15,074               10,739
4/30/01         16,644               11,579
5/31/01         17,196               11,863
6/30/01         17,549               12,273
7/31/01         17,385               11,609
8/31/01         16,834               11,233
9/30/01         15,186                9,721
10/31/01        15,954               10,290
11/30/01        16,601               11,087
12/31/01        17,368               11,772
1/31/02         17,670               11,649
2/28/02         17,282               11,330
3/31/02         18,515               12,240
4/30/02         18,903               12,351
5/31/02         18,144               11,804
6/30/02         17,523               11,218
7/31/02         15,178                9,524
8/31/02         15,376                9,500
9/30/02         14,212                8,818
10/31/02        14,358                9,101
11/30/02        14,902                9,912
12/31/02        14,315                9,360
1/31/03         14,212                9,101
2/28/03         13,824                8,826
3/31/03         13,858                8,940
4/30/03         15,135                9,788
5/31/03         16,696               10,838
6/30/03         17,239               11,034
7/31/03         18,670               11,725
8/31/03         19,585               12,262
9/30/03         19,395               12,036
10/31/03        21,396               13,046
11/30/03        22,465               13,510
12/31/03        22,732               13,784
1/31/04         24,224               14,382
2/29/04         24,224               14,511
3/31/04         23,991               14,647
4/30/04         22,534               13,900
5/31/04         22,706               14,121
6/30/04         23,707               14,716
7/31/04         22,275               13,725
8/31/04         21,551               13,654
9/30/04         22,913               14,295
10/31/04        22,739               14,577
11/30/04        24,494               15,841
12/31/04        25,199               16,310
1/31/05         24,341               15,630
2/28/05         25,304               15,894
3/31/05         24,532               15,439
4/30/05         23,378               14,555
5/31/05         24,827               15,508
6/30/05         25,628               16,106
7/31/05         27,440               17,126
8/31/05         27,440               16,809
9/30/05         28,079               16,861
10/31/05        27,834               16,338
11/30/05        29,603               17,131
12/31/05        29,581               17,052
1/31/06         32,640               18,581
2/28/06         32,762               18,530
3/31/06         34,209               19,429
4/30/06         35,265               19,426
5/31/06         32,429               18,335
6/30/06         32,073               18,453
7/31/06         30,315               17,852
8/31/06         30,860               18,381
9/30/06         31,326               18,533
10/31/06        32,870               19,601
11/30/06        33,590               20,116
12/31/06        34,158               20,183
1/31/07         34,834               20,520
2/28/07         34,461               20,358
3/31/07         34,916               20,575
4/30/07         35,733               20,946
5/31/07         37,088               21,805
6/30/07         37,310               21,486
7/31/07         34,766               20,017
8/31/07         34,032               20,471
9/30/07         35,111               20,823
10/31/07        35,775               21,421
11/30/07        32,154               19,883
12/31/07        32,283               19,871
1/31/08         29,293               18,515
2/29/08         28,502               17,829
3/31/08         27,362               17,903
4/30/08         27,931               18,654
5/31/08         28,864               19,510
6/30/08         26,189               18,007
7/31/08         27,202               18,674
8/31/08         27,457               19,346


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT 1-877-264-5346. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS DATED DECEMBER 31, 2007, IS 1.43% FOR THE INSTITUTIONAL CLASS PRIOR TO FEE WAIVERS.


---------------
(1) The chart and table assume a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.

(3) For the period October 1, 1999 (commencement of operations) through August 31, 2008.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT
           MANAGEMENT SMALL CAP GROWTH FUND INVESTOR CLASS(1)(2) VS.
                        RUSSELL 2000(R) INDEX (UNAUDITED)


[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR REPRESENTATION ARE AS FOLLOWS:

                    Bogle Investor    Russell 2000(R)
                       Shares             Index

9/30/99                 10,000           10,000
10/31/99                10,325           10,041
11/30/99                11,350           10,640
12/31/99                13,008           11,844
1/31/00                 12,583           11,654
2/29/00                 14,825           13,578
3/31/00                 15,100           12,683
4/30/00                 14,691           11,919
5/31/00                 14,250           11,225
6/30/00                 15,925           12,204
7/31/00                 15,750           11,811
8/31/00                 17,408           12,712
9/30/00                 17,100           12,338
10/31/00                17,075           11,788
11/30/00                15,213           10,578
12/31/00                16,497           11,486
1/31/01                 16,842           12,084
2/28/01                 15,833           11,291
3/31/01                 15,057           10,739
4/30/01                 16,627           11,579
5/31/01                 17,179           11,863
6/30/01                 17,524           12,273
7/31/01                 17,369           11,609
8/31/01                 16,808           11,233
9/30/01                 15,169            9,721
10/31/01                15,937           10,290
11/30/01                16,575           11,087
12/31/01                17,334           11,772
1/31/02                 17,644           11,649
2/28/02                 17,248           11,330
3/31/02                 18,498           12,240
4/30/02                 18,878           12,351
5/31/02                 18,119           11,804
6/30/02                 17,498           11,218
7/31/02                 15,161            9,524
8/31/02                 15,350            9,500
9/30/02                 14,186            8,818
10/31/02                14,333            9,101
11/30/02                14,876            9,912
12/31/02                14,290            9,360
1/31/03                 14,186            9,101
2/28/03                 13,798            8,826
3/31/03                 13,833            8,940
4/30/03                 15,109            9,788
5/31/03                 16,661           10,838
6/30/03                 17,196           11,034
7/31/03                 18,628           11,725
8/31/03                 19,533           12,262
9/30/03                 19,343           12,036
10/31/03                21,344           13,046
11/30/03                22,405           13,510
12/31/03                22,672           13,784
1/31/04                 24,156           14,382
2/29/04                 24,156           14,511
3/31/04                 23,923           14,647
4/30/04                 22,465           13,900
5/31/04                 22,638           14,121
6/30/04                 23,630           14,716
7/31/04                 22,207           13,725
8/31/04                 21,482           13,654
9/30/04                 22,836           14,295
10/31/04                22,662           14,577
11/30/04                24,398           15,841
12/31/04                25,113           16,310
1/31/05                 24,236           15,630
2/28/05                 25,209           15,894
3/31/05                 24,436           15,439
4/30/05                 23,282           14,555
5/31/05                 24,722           15,508
6/30/05                 25,524           16,106
7/31/05                 27,326           17,126
8/31/05                 27,326           16,809
9/30/05                 27,946           16,861
10/31/05                27,709           16,338
11/30/05                29,457           17,131
12/31/05                29,446           17,052
1/31/06                 32,485           18,581
2/28/06                 32,607           18,530
3/31/06                 34,044           19,429
4/30/06                 35,080           19,426
5/31/06                 32,262           18,335
6/30/06                 31,895           18,453
7/31/06                 30,157           17,852
8/31/06                 30,692           18,381
9/30/06                 31,149           18,533
10/31/06                32,685           19,601
11/30/06                33,407           20,116
12/31/06                33,949           20,183
1/31/07                 34,628           20,520
2/28/07                 34,254           20,358
3/31/07                 34,713           20,575
4/30/07                 35,518           20,946
5/31/07                 36,864           21,805
6/30/07                 37,085           21,486
7/31/07                 34,549           20,017
8/31/07                 33,813           20,471
9/30/07                 34,895           20,823
10/31/07                35,533           21,421
11/30/07                31,941           19,883
12/31/07                32,053           19,871
1/31/08                 29,097           18,515
2/29/08                 28,303           17,829
3/31/08                 27,159           17,903
4/30/08                 27,733           18,654
5/31/08                 28,656           19,510
6/30/08                 26,002           18,007
7/31/08                 27,004           18,674
8/31/08                 27,239           19,346


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED AT 1-877-264-5346. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS DATED DECEMBER 31, 2007, IS 1.53% FOR THE INVESTOR CLASS PRIOR TO FEE WAIVERS.


--------------
(1) The chart and table assume a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual Fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions.

(3) For the period October 1, 1999 (commencement of operations) through August 31, 2008.

stocks (particularly in small cap stocks). Finally, the strong returns to price momentum (through June) also led to a widening divergence between cap-weighted and equal-weighted indices (the equal-weighted Russell 2000(R) fell -10.63%, five percentage points more than the cap-weighted index), as recent strong performers had an increasing influence on cap-weighted returns.

PERFORMANCE ATTRIBUTION. For the fiscal year, the Fund's Investor Class of shares lagged the benchmark Russell 2000(R) by -13.97%, net of all fees, and the Institutional Class of shares underperformed by -13.84%, net of all fees. The market environment proved extremely challenging to our investment process, as investors did not appear focused on stock-specific information and episodic liquidation pressures across a wide range of investment strategies continued to pressure Fund holdings. Against this backdrop, negative stock selection, an underweighting of energy stocks, and the Fund's roughly equal-weighted structure versus a cap-weighted benchmark all led to poor performance. The Fund's growth orientation added modestly to the year's results. The most significant negative impact on performance came from the composite investment model's negative stock selection. On a stand-alone basis, the financial quality and earnings expectations models posted modestly positive results, but the relative valuation model produced negative returns for most of the year, and experienced its worst twelve-month period since the internet bubble in 1999/2000. Stock selection was positive only in consumer cyclical and financial stocks and relative losses in the technology and industrial sectors detracted the most from relative performance (at about nine percentage points combined).

As of the end of the fiscal year, the Fund was well diversified, holding 191 stocks, with the largest holding representing just 1.2% of portfolio assets. This diversification limits the impact any single stock can have on total Fund performance. Still, stock-specific examples of investment performance can be illustrative and, in light of our recent underperformance, we will focus on a few of our worst performers during the fiscal year. Sierra Wireless, a leading developer of wireless modem solutions, had good earnings expectations and financial quality signals at the start of the fiscal year, but the company recently provided less favorable earnings guidance for the third quarter. We maintained this position as of the end of August since financial quality remained attractive and the relative valuation signal has improved as the stock price has fallen. In May, we began to purchase shares of TBS International, a global shipping company, based on very favorable earnings improvement signals, positive financial quality (including a relatively low level of shares held short), and a neutral ranking for relative valuation. Although near-term earnings prospects remain solid, the increased likelihood of a significant global economic slowdown clouded the longer-term earnings picture, and the stock price fell sharply this summer. We continue to hold the stock, as the earnings and financial quality rankings remain favorable, and relative valuation has improved significantly as the stock price has dropped. Soapstone Networks has been held by the Fund since 2006, as it has generally shown positive rankings across all three of our main investment metrics. Its earnings signal began to deteriorate in March of this year, and the stock price has since dropped sharply. Still, its overall score continues to be strong, based on high financial quality, very low levels of shares held short, and attractive relative valuation. Finally, one of our winners this period was Robbins & Myers, an industrial equipment manufacturer, which looked attractive at the start of the fiscal year period based on positive earnings improvement and financial quality (relative valuation was modestly negative). The stock has maintained these
rankings   throughout  the  fiscal  year  and  has  contributed   positively  to
performance.

FUND CHARACTERISTICS. We have maintained Fund characteristics in line with the benchmark, as shown in the table to the right. As of the end of August, the Fund continued to have a small bias toward companies with somewhat higher long-term earnings growth rates. The Fund's median price-to-earnings and price-to-sales ratios were below benchmark, reflecting the influence of our relative valuation model. In fact, the spreads between the Fund's and the benchmark's median price-to-earnings ratios are as wide as we have seen since early-2000. Adjusting these ratios for long-term expected growth rates still suggests that the Fund is as favorably priced relative to the benchmark as it has been since early-2000. The Fund's median market capitalization was modestly below the benchmark. The Fund's fiscal-year period active risk (the volatility of fund performance relative to the benchmark), at 6.0%, was slightly lower than the Fund's long-term average of 6.5%. Reflecting market volatility, both Fund and Russell 2000(R) standard deviation measures were above their long-term averages of 21.6% and 22.1%, respectively, since inception.

REPORT  CARD.  In  this  year's  self-evaluation  of  our  firm  and  investment performance we give ourselves an F. We underperformed our benchmark by an astonishingly wide margin for the fiscal year - the worst performance we've ever delivered, by far. Paradoxically, we have today an even greater conviction in our investment process and its prospects for future outperformance. We have strong beliefs about the sources of underperformance and the fact that they are largely technical in nature. As such, we fully expect these conditions to pass and to return to a market that will reward our investments in companies that have characteristics we find compelling - good earnings, reasonable valuations, and conservative accounting. We are maintaining our exposure to our investment discipline and are also working hard to improve the process by incorporating new insights. On client service we remain at a grade of B. There is always room for improvement in this area, particularly in your day-to-day contact with shareholder services. Although shareholder inquiries and transactions are outsourced to PNC Global Investment Servicing (U.S.), Inc., we encourage you to let us know if we can assist in this area or if you have any feedback on your experience. We are committed to answering your questions promptly and addressing problems quickly.

--------------------------------------------------------------------------------

                           FUNDAMENTAL CHARACTERISTICS
                                 AUGUST 31, 2008
                                                   RUSSELL
                                                    2000(R)
MEDIAN                                BOGLX*        INDEX
--------                              -------     --------
Market Cap. (mil.)                      $980        $1,015
Long-Term Estimated Earnings
  Growth Rate                          16.1%         15.0%
Price/Historical Earnings              14.9x         19.4x
Price/Forward Earnings                 13.3x         16.0x
Price/Sales                             1.2x          1.7x

RISK STATISTICS - FISCAL YEAR PERIOD
------------------------------------
Annualized Standard Dev.               24.1%         25.6%
Annualized Active Risk                  6.0%
Beta with Russell 2000(R)              0.92
Cash                                    1.2%


* BOGLE SMALL CAP GROWTH FUND INVESTOR SHARES. MEDIAN CHARACTERISTICS REFER TO THE FUND'S HOLDINGS, NOT TO THE FUND ITSELF. RISK STATISTICS APPLY TO THE FUND AND BENCHMARK. STANDARD DEVIATION IS A STATISTICAL MEASURE OF THE RANGE OF PERFORMANCE. ACTIVE RISK IS THE STANDARD DEVIATION OF THE DIFFERENCE BETWEEN FUND AND BENCHMARK PERFORMANCE. BETA IS A MEASURE OF A PORTFOLIO'S SENSITIVITY TO MARKET MOVEMENTS.

--------------------------------------------------------------------------------

PROGRESS AT BOGLE INVESTMENT MANAGEMENT. One of the bright spots in this difficult year has been the complete retention of our professional staff. In fact, we have not lost a professional since inception of the firm nine years ago. At the end of August 2008, assets in the Fund were $167 million and the Fund remains closed to new investors. Information about the Fund, including historical NAVs, sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. The NAVs are updated daily while the other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers.

Please know that we are doing everything we can to add value and improve Fund performance. We remain focused on investment strategy research and model enhancements and we have made progress on this front. We will be careful to incorporate model improvements opportunistically rather than in any radical fashion, because our strong instinct is that we will earn a bounce back from the drawdown in the Fund. We thank you for your patience and, as always, for your ongoing support, particularly during these challenging times.



Respectfully,



Bogle Investment Management, L.P.
Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)




------------------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE RUSSELL 2000(R) IS AN INDEX OF STOCKS 1001 THROUGH 3000 IN THE RUSSELL 3000(R) INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. A DIRECT INVESTMENT IN THE INDEX IS NOT POSSIBLE. INVESTING IN SMALL COMPANIES CAN INVOLVE MORE VOLATILITY, LESS LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN INVESTING IN LARGE COMPANIES.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2008 through August 31, 2008, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               INSTITUTIONAL CLASS
                              -----------------------------------------------------------------------------------------
                                 BEGINNING ACCOUNT VALUE           ENDING ACCOUNT VALUE         EXPENSES PAID DURING
                                      MARCH 1, 2008                  AUGUST 31, 2008                   PERIOD*
                              ------------------------------   ---------------------------     ------------------------
Actual                                    $1,000.00                     $  963.40                       $6.17
Hypothetical
  (5% return
  before expenses)                         1,000.00                      1,018.77                        6.36

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        FUND EXPENSE EXAMPLES (CONCLUDED)
                                   (UNAUDITED)

                                                                   INVESTOR CLASS
                              -----------------------------------------------------------------------------------------
                                 BEGINNING ACCOUNT VALUE           ENDING ACCOUNT VALUE         EXPENSES PAID DURING
                                      MARCH 1, 2008                  AUGUST 31, 2008                   PERIOD*
                              ------------------------------   ---------------------------     ------------------------
Actual                                     $1,000.00                    $  962.40                       $6.66
Hypothetical
   (5% return
   before expenses)                         1,000.00                     1,018.26                        6.87


------------------
* Expenses are equal to the Fund's annualized six-month expense ratio of 1.25% for the Institutional Class and 1.35% for the Investor Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for each class of (3.66)% for the Institutional Class and (3.76)% for the Investor Class.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2008
                                  (UNAUDITED)


                                                                                % OF NET
               SECURITY TYPE & SECTOR CLASSIFICATION                             ASSETS                    VALUE
--------------------------------------------------------------------------------------------------------------------

COMMON STOCKS:
      Technology                                                                  25.8%               $ 43,062,407
      Industrial                                                                  23.2                  38,699,711
      Consumer Growth                                                             18.8                  31,473,898
      Financial                                                                   15.7                  26,320,185
      Consumer Cyclical                                                            9.4                  15,784,959
      Energy                                                                       4.5                   7,480,233
      Basic Industry                                                               1.2                   1,988,338
      Utility                                                                      0.4                     681,156
SHORT-TERM INVESTMENTS                                                             0.9                   1,478,678
OTHER ASSETS IN EXCESS OF LIABILITIES                                              0.1                      53,191
                                                                                 -----                ------------
      NET ASSETS                                                                 100.0%               $167,022,756
                                                                                 =====                ============

----------------
Portfolio holdings are subject to change at any time.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 2008


                                                         NUMBER
                                                       OF SHARES       VALUE
                                                      ----------    ------------
COMMON STOCKS--99.0%
BASIC INDUSTRY--1.2%
   Brush Engineered Materials, Inc.* .........           29,900     $    876,070
   Chemtura Corp. ............................          113,100          745,329
   Innophos Holdings, Inc. ...................            6,600          247,434
   Xerium Technologies, Inc. .................           15,500          119,505
                                                                    ------------
                                                                       1,988,338
                                                                    ------------
CONSUMER CYCLICAL--9.4%
   Avis Budget Group, Inc.* ..................          147,800        1,126,236
   Brunswick Corp. ...........................           32,700          450,933
   Buckle, Inc., (The) .......................           10,300          534,879
   Carter's, Inc.* ...........................           64,800        1,192,968
   Charlotte Russe Holding, Inc.* ............           50,800          599,948
   Harman International Industries, Inc. .....           30,700        1,044,721
   Helen of Troy Ltd.* .......................           13,000          312,650
   Hertz Global Holdings, Inc.* ..............          127,100        1,208,721
   Interstate Hotels & Resorts, Inc.* ........          197,000          518,110
   Mesa Air Group, Inc.* .....................          311,800          140,310
   Pantry, Inc., (The)* ......................          105,300        1,931,202
   PC Mall, Inc.* ............................           30,700          293,799
   Polaris Industries, Inc. ..................           11,700          527,553
   Quiksilver, Inc.* .........................           73,600          567,456
   Ross Stores, Inc. .........................           25,000        1,005,250
   Tenneco, Inc.* ............................           74,200        1,084,062
   Timberland Co., (The), Class A* ...........           67,800        1,143,108
   Town Sports International Holdings, Inc.* .          115,000        1,205,200
   Wolverine World Wide, Inc. ................           34,100          897,853
                                                                    ------------
                                                                      15,784,959
                                                                    ------------
CONSUMER GROWTH--18.8%
   Alkermes, Inc.* ...........................           80,700        1,078,959
   American Public Education, Inc.* ..........           15,300          683,910
   AMERIGROUP Corp.* .........................           36,700          949,796


                                                         NUMBER
                                                       OF SHARES       VALUE
                                                      ----------    ------------
CONSUMER GROWTH--(CONTINUED)
   Apria Healthcare Group, Inc.* .............           67,200     $  1,329,216
   BioScrip, Inc.* ...........................          134,715          541,554
   Boston Beer Co., Inc., Class A* ...........           25,100        1,128,747
   Centene Corp.* ............................           60,400        1,363,832
   China Medical Technologies, Inc. - ADR ....            8,900          408,866
   Chindex International, Inc.* ..............           16,750          196,143
   Conmed Corp.* .............................            7,600          242,896
   Corn Products International, Inc. .........            9,000          403,110
   CorVel Corp.* .............................           17,300          503,603
   CRA International, Inc.* ..................           18,300          729,987
   Cynosure, Inc., Class A* ..................           22,100          547,638
   Depomed, Inc.* ............................          133,400          582,958
   Diamond Foods, Inc. .......................           52,600        1,323,942
   Exactech, Inc.* ...........................           49,000        1,267,630
   Genoptix, Inc.* ...........................           23,100          808,500
   Health Management Associates, Inc.,
     Class A* ................................          143,300          832,573
   HealthExtras, Inc.* .......................           38,600        1,258,360
   Herbalife Ltd. ............................           33,400        1,573,140
   Kinetic Concepts, Inc.* ...................           13,800          485,208
   Lincare Holdings, Inc.* ...................           50,800        1,676,400
   Medicines Co., (The)* .....................           63,900        1,556,604
   Medicis Pharmaceutical Corp., Class A .....           49,400        1,023,074
   NBTY, Inc.* ...............................            5,200          172,848
   Nektar Therapeutics* ......................           79,500          315,615
   Owens & Minor, Inc. .......................           33,100        1,526,572
   Par Pharmaceutical Cos., Inc.* ............           32,600          464,224
   PerkinElmer, Inc. .........................           53,300        1,514,253
   Scholastic Corp. ..........................           31,000          809,100
   Tyson Foods, Inc., Class A ................           35,900          521,268
   Vivus, Inc.* ..............................          175,600        1,483,820
   WellCare Health Plans, Inc.* ..............           34,100        1,424,016
   Winn-Dixie Stores, Inc.* ..................           52,800          745,536
                                                                    ------------
                                                                      31,473,898
                                                                    ------------



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AUGUST 31, 2008



                                                         NUMBER
                                                       OF SHARES       VALUE
                                                      ----------    ------------
ENERGY--4.5%
   ATP Oil & Gas Corp.* ......................           25,100     $    645,070
   Aventine Renewable Energy Holdings, Inc.* .          156,200          999,680
   Gulfport Energy Corp.* ....................           70,100          935,134
   Mariner Energy, Inc.* .....................           36,400        1,058,876
   McMoran Exploration Co.* ..................           36,000          984,600
   Petroquest Energy, Inc.* ..................           19,700          364,253
   Rosetta Resources, Inc.* ..................           29,800          692,850
   RPC, Inc. .................................           54,700          997,181
   Stone Energy Corp.* .......................            8,712          415,301
   Superior Energy Services, Inc.* ...........            3,300          155,232
   W&T Offshore, Inc. ........................            6,600          232,056
                                                                    ------------
                                                                       7,480,233
                                                                    ------------
FINANCIAL--15.7%
   Allied World Assurance Holdings Ltd. ......           30,200        1,166,324
   AMERISAFE, Inc.* ..........................           99,873        1,846,652
   Amtrust Financial Services, Inc. ..........           99,800        1,403,188
   Arch Capital Group Ltd.* ..................           23,600        1,646,336
   Calamos Asset Management, Inc., Class A ...           73,400        1,572,962
   Cash America International, Inc. ..........           30,600        1,266,534
   Darwin Professional Underwriters, Inc.* ...           16,600          525,058
   Evercore Partners, Inc., Class A ..........           59,000          782,340
   FCStone Group, Inc.* ......................           17,100          357,561
   First Mercury Financial Corp.* ............           16,200          238,626
   GFI Group, Inc. ...........................          150,600        1,746,960
   GLG Partners, Inc. ........................          160,100        1,327,229
   Heartland Payment Systems, Inc. ...........           36,600          825,696
   Imperial Capital Bancorp, Inc. ............           40,900          365,646


                                                         NUMBER
                                                       OF SHARES       VALUE
                                                      ----------    ------------
FINANCIAL--(CONTINUED)
   Interactive Brokers Group, Inc., Class A* .           45,900     $  1,253,070
   Investment Technology Group, Inc.* ........           38,300        1,225,600
   Navigators Group, Inc.* ...................            6,500          340,600
   Oriental Financial Group, Inc. ............           45,100          779,328
   Penson Worldwide, Inc.* ...................          116,700        1,966,395
   Platinum Underwriters Holdings Ltd. .......            4,800          173,520
   Reinsurance Group of America, Inc. ........           23,100        1,112,496
   SWS Group, Inc. ...........................           16,200          326,916
   thinkorswim Group, Inc.* ..................          117,100        1,174,513
   Universal American Corp.* .................          140,500        1,850,385
   Wintrust Financial Corp. ..................           45,000        1,046,250
                                                                    ------------
                                                                      26,320,185
                                                                    ------------
INDUSTRIAL--23.2%
   AAON, Inc. ................................           12,100          258,456
   AerCap Holdings N.V.* .....................           31,600          438,292
   Amerco, Inc.* .............................           26,800        1,117,024
   American Railcar Industries, Inc. .........           25,000          405,250
   Armstrong World Industries, Inc. ..........           40,300        1,503,593
   AZZ, Inc.* ................................           45,100        1,959,595
   Brink's Co., (The) ........................           21,600        1,507,248
   Consolidated Graphics, Inc.* ..............           10,200          396,474
   Darling International, Inc.* ..............          110,500        1,517,165
   Ducommun, Inc. ............................           17,600          465,872
   DXP Enterprises, Inc.* ....................           21,400        1,263,670
   Dycom Industries, Inc.* ...................           90,500        1,450,715
   EMCOR Group, Inc.* ........................           29,700        1,011,879
   Exponent, Inc.* ...........................           35,700        1,098,132
   Fuel Systems Solutions, Inc.* .............           36,700        1,902,161
   Gardner Denver, Inc.* .....................           23,000        1,038,220
   Herman Miller, Inc. .......................           22,800          641,592
   ICF International, Inc.* ..................           36,500          674,155
   Kaiser Aluminum Corp. .....................           13,300          718,998




    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AUGUST 31, 2008



                                                         NUMBER
                                                       OF SHARES       VALUE
                                                      ----------    ------------
INDUSTRIAL--(CONTINUED)
   Knoll, Inc. ...............................           61,600     $  1,014,552
   LSB Industries, Inc.* .....................           38,600          931,804
   Manpower, Inc. ............................            6,600          317,196
   Michael Baker Corp.* ......................           24,300          841,266
   Navigant Consulting, Inc.* ................           22,700          392,937
   Navios Maritime Holdings, Inc. ............           57,000          602,490
   NN, Inc. ..................................           89,100        1,463,022
   OceanFreight, Inc. ........................           44,400          846,708
   Pacer International, Inc. .................            7,200          151,776
   Perini Corp.* .............................           21,800          582,278
   Raven Industries, Inc. ....................            7,100          321,133
   Robbins & Myers, Inc. .....................           24,800        1,112,280
   SPX Corp. .................................            1,400          166,950
   Stamps.com, Inc.* .........................           83,500        1,146,455
   Sun Hydraulics Corp. ......................           31,200        1,032,408
   TAL International Group, Inc. .............            4,500          110,610
   TBS International Ltd., Class A* ..........           35,000        1,011,850
   Tredegar Corp. ............................           51,800        1,025,640
   Triumph Group, Inc. .......................           23,100        1,264,494
   UniFirst Corp. ............................           29,600        1,273,688
   Vishay Intertechnology, Inc.* .............           76,900          683,641
   WESCO International, Inc.* ................           30,100        1,157,044
   Woodward Governor Co. .....................           40,600        1,880,998
                                                                    ------------
                                                                      38,699,711
                                                                    ------------
TECHNOLOGY--25.8%
   Acme Packet, Inc.* ........................           97,200          621,108
   Alvarion Ltd.* ............................          152,700          989,496
   Amkor Technology, Inc.* ...................           48,600          364,986
   Applied Micro Circuits Corp.* .............           61,700          491,132
   ASM International N.V.* ...................           53,500        1,330,010
   Avocent Corp.* ............................           48,700        1,142,989
   Celestica, Inc.* ..........................           61,300          514,920
   Ceragon Networks Ltd.* ....................            9,892           87,643
   ClickSoftware Technologies Ltd.* ..........           59,950          146,278
   CommVault Systems, Inc.* ..................           51,500          868,290
   Conexant Systems, Inc.* ...................           43,200          254,448

                                                         NUMBER
                                                       OF SHARES       VALUE
                                                      ----------    ------------
TECHNOLOGY--(CONTINUED)
   Credence Systems Corp.* ...................          382,444     $    432,162
   Daktronics, Inc. ..........................           45,600          799,368
   EarthLink, Inc.* ..........................           94,600          881,672
   Emulex Corp.* .............................           62,400          837,408
   eResearch Technology, Inc.* ...............           67,500          910,575
   GigaMedia Ltd.* ...........................          108,400        1,263,944
   Himax Technologies, Inc. - ADR ............          122,800          429,800
   Hughes Communications, Inc.* ..............           25,100        1,108,165
   Insight Enterprises, Inc.* ................           51,500          856,960
   Integrated Device Technology, Inc.* .......          123,700        1,309,983
   Interactive Intelligence, Inc.* ...........          123,000        1,233,690
   JDA Software Group, Inc.* .................           61,500        1,121,145
   Liquidity Services, Inc.* .................           84,700          928,312
   LSI Corp.* ................................           23,400          155,610
   Magma Design Automation, Inc.* ............           63,400          322,072
   MicroStrategy, Inc., Class A* .............           17,300        1,109,968
   MSCI, Inc., Class A* ......................           28,200          841,770
   National Semiconductor Corp. ..............           16,200          347,166
   NIC, Inc. .................................           48,200          333,544
   Omnicell, Inc.* ...........................           13,100          201,085
   Perfect World Co., Ltd. - ADR* ............           44,600        1,119,460
   Plantronics, Inc. .........................           16,400          423,120
   QLogic Corp.* .............................           88,300        1,649,444
   Radiant Systems, Inc.* ....................           13,900          126,768
   RadiSys Corp.* ............................          113,400        1,255,338
   RealNetworks, Inc.* .......................          195,000        1,292,850
   S1 Corp.* .................................          160,800        1,226,904
   Sapient Corp.* ............................          160,400        1,486,908
   Shanda Interactive Entertainment
     Ltd. - ADR* .............................           54,500        1,443,705
   Sierra Wireless, Inc.* ....................           70,200          892,242
   Silicon Image, Inc.* ......................           47,000          325,710
   Soapstone Networks, Inc.* .................          154,500          605,640
   Sohu.com, Inc.* ...........................           17,000        1,280,100
   SPSS, Inc.* ...............................           23,100          729,498



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2008



                                                         NUMBER
                                                       OF SHARES       VALUE
                                                      ----------    ------------
TECHNOLOGY--(CONTINUED)
   TeleCommunication Systems, Inc., Class A* .           70,400     $    591,360
   Teradyne, Inc.* ...........................          116,100        1,083,213
   TriQuint Semiconductor, Inc.* .............           64,200          403,818
   United Online, Inc. .......................           26,892          283,177
   Verigy Ltd.* ..............................           51,500          951,205
   VisionChina Media, Inc.* - ADR ............           55,500        1,048,950
   VNUS Medical Technologies*                             1,400           31,038
   Vocus, Inc.* ..............................           32,800        1,169,320
   Volterra Semiconductor Corp.* .............           89,500        1,406,940
                                                                    ------------
                                                                      43,062,407
                                                                    ------------
UTILITY--0.4%
   Unisource Energy Corp. ....................           21,200          681,156
                                                                    ------------
     TOTAL COMMON STOCKS
        (Cost $169,361,055) ...................................      165,490,887
                                                                    ------------

                                                         NUMBER
                                                       OF SHARES       VALUE
                                                      ----------    ------------
SHORT-TERM INVESTMENTS--0.9%
   Columbia Cash Reserves Fund ................       1,478,678     $  1,478,678
                                                                    ------------
     TOTAL SHORT-TERM INVESTMENTS
        (Cost $1,478,678) .....................................        1,478,678
                                                                    ------------
TOTAL INVESTMENTS--99.9%
   (Cost $170,839,733) ........................................      166,969,565
                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES--0.1% ...................           53,191
                                                                    ------------
NET ASSETS--100.0% ............................................     $167,022,756
                                                                    ============

-----------------
* Non-income producing.
ADR -- American Depository Receipt.



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2008


ASSETS
   Investments, at value (cost - $170,839,733) ................   $166,969,565
   Receivable for investments sold ............................      6,081,164
   Receivable for capital shares sold .........................         74,128
   Dividends receivable .......................................         58,311
   Prepaid expenses and other assets ..........................         22,419
                                                                  ------------
     Total assets .............................................    173,205,587
                                                                  ------------
LIABILITIES
   Payable for investments purchased ..........................      5,031,532
   Payable for capital shares redeemed ........................        906,877
   Payable to the Adviser .....................................        126,329
   Accrued expenses and other liabilities .....................        118,093
                                                                  ------------
     Total liabilities ........................................      6,182,831
                                                                  ------------
NET ASSETS
   Capital stock, $0.001 par value ............................          9,686
   Paid-in capital ............................................    198,938,777
   Accumulated net realized loss from investments .............    (28,055,539)
   Net unrealized depreciation on investments .................     (3,870,168)
                                                                  ------------
     Net assets ...............................................   $167,022,756
                                                                  ============
INSTITUTIONAL CLASS
   Net assets .................................................   $ 84,546,069
                                                                  ------------
   Shares outstanding .........................................      4,874,366
                                                                  ------------
   Net asset value, offering and redemption price per share ...   $      17.35
                                                                  ============
INVESTOR CLASS
   Net assets .................................................   $ 82,476,687
                                                                  ------------
   Shares outstanding .........................................      4,811,600
                                                                  ------------
   Net asset value, offering and redemption price per share ...   $      17.14
                                                                  ============


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                             STATEMENT OF OPERATIONS


                                                                    FOR THE
                                                                  YEAR ENDED
                                                                AUGUST 31, 2008
                                                               -----------------
INVESTMENT INCOME
   Dividends (Net of foreign withholding taxes of $4,393) .....    $  1,462,334
                                                                   ------------
   Total investment income ....................................       1,462,334
                                                                   ------------
EXPENSES
   Advisory fees ..............................................       2,398,437
   Administration and accounting fees .........................         342,731
   Administrative service fees ................................         242,696
   Transfer agent fees ........................................         135,921
   Shareholder servicing fees .................................         104,417
   Directors' and officers' fees ..............................          78,969
   Custodian fees .............................................          78,491
   Professional fees ..........................................          61,695
   Printing and shareholder reporting fees ....................          38,328
   Other expenses .............................................          36,007
   Registration and filing fees ...............................          34,997
                                                                   ------------
     Total expenses before waivers ............................       3,552,689
     Less: waivers ............................................        (450,225)
                                                                   ------------
     Net expenses .............................................       3,102,464
                                                                   ------------
   Net investment loss ........................................      (1,640,130)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
   Net realized loss from investments .........................     (25,550,402)
   Net change in unrealized appreciation/(depreciation)
      on investments ..........................................     (28,210,112)
                                                                   ------------
   Net realized and unrealized loss from investments ..........     (53,760,514)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........    $(55,400,644)
                                                                   ============


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     FOR THE              FOR THE
                                                                                   YEAR ENDED           YEAR ENDED
                                                                                 AUGUST 31, 2008      AUGUST 31, 2007
                                                                                ----------------     -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss .......................................................     $ (1,640,130)       $  (1,220,252)
   Net realized gain/(loss) from investments .................................      (25,550,402)          40,649,625
   Net change in unrealized appreciation/(depreciation) on investments .......      (28,210,112)          (4,334,599)
                                                                                   ------------        -------------
   Net increase/(decrease) in net assets resulting from operations ...........      (55,400,644)          35,094,774
                                                                                   ------------        -------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized capital gains--Institutional shares ..........................      (24,591,377)         (39,206,310)
   Net realized capital gains--Investor shares ...............................      (16,794,653)         (30,588,836)
                                                                                   ------------        -------------
     Total distributions to shareholders .....................................      (41,386,030)         (69,795,146)
                                                                                   ------------        -------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS(1) .      (69,357,420)          30,476,008
                                                                                   ------------        -------------
   Total decrease in net assets ..............................................     (166,144,094)          (4,224,364)
                                                                                   ------------        -------------
NET ASSETS
   Beginning of year .........................................................      333,166,850          337,391,214
                                                                                   ------------        -------------
   End of year ...............................................................     $167,022,756        $ 333,166,850
                                                                                   ============        =============

------------------
(1) See Note 4 in the Notes to Financial Statements.



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                         INSTITUTIONAL CLASS
                                                                 ----------------------------------------------------------------
                                                                  FOR THE       FOR THE        FOR THE     FOR THE       FOR THE
                                                                    YEAR         YEAR           YEAR        YEAR          YEAR
                                                                   ENDED         ENDED          ENDED       ENDED         ENDED
                                                                  8/31/08       8/31/07        8/31/06     8/31/05       8/31/04
                                                                  -------       -------       --------     --------      --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ...........................    $ 24.61       $ 27.74       $  28.78     $  24.99      $ 22.71
                                                                  -------       -------       --------     --------      --------
Net investment loss ..........................................      (0.13)*       (0.08)*        (0.16)*      (0.22)       (0.16)*
Net realized and unrealized gain/(loss) from investments .....      (3.99)         2.74           3.08         6.49         2.44
                                                                  -------       -------       --------     --------      --------
Net increase/(decrease) in net assets resulting
  from operations ............................................      (4.12)         2.66           2.92         6.27         2.28
                                                                  -------       -------       --------     --------      --------
Distributions to shareholders from:

Net realized capital gains ...................................      (3.14)        (5.79)         (3.96)       (2.48)          --
                                                                  -------       -------       --------     --------      --------
Net asset value, end of year .................................    $ 17.35       $ 24.61       $  27.74     $  28.78      $ 24.99
                                                                  =======       =======       ========     ========      =======
Total investment return(1) ...................................     (19.33)%       10.29%         12.46%       27.34%       10.04%
                                                                  =======       =======       ========     ========      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) ......................    $84,546      $197,415       $189,920     $177,359     $175,642
Ratio of expenses to average net assets with waivers
   and reimbursements ........................................       1.25%         1.25%          1.25%        1.25%        1.25%
Ratio of expenses to average net assets without waivers
   and reimbursements ........................................       1.44%         1.43%          1.43%        1.46%        1.44%
Ratio of net investment loss to average net assets ...........      (0.64)%       (0.30)%        (0.55)%      (0.73)%      (0.61)%
Portfolio turnover rate ......................................     162.10%       142.45%        126.64%      129.18%      129.18%

---------------
*    Calculated based on average shares outstanding for the year.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.


    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS


--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective years. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                          INVESTOR CLASS
                                                                 ----------------------------------------------------------------
                                                                  FOR THE       FOR THE        FOR THE     FOR THE       FOR THE
                                                                    YEAR         YEAR           YEAR        YEAR          YEAR
                                                                   ENDED         ENDED          ENDED       ENDED         ENDED
                                                                  8/31/08       8/31/07        8/31/06     8/31/05       8/31/04
                                                                  -------       -------       --------     --------      --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year ...........................    $ 24.38       $ 27.56       $  28.65      $ 24.91      $ 22.65
                                                                  -------       -------       --------     --------      --------
Net investment loss ..........................................      (0.14)*       (0.10)*        (0.18)*      (0.23)       (0.18)*
Net realized and unrealized gain/(loss) from investments .....      (3.96)         2.71           3.05         6.45         2.44
                                                                  -------       -------       --------     --------      --------
Net increase/(decrease) in net assets resulting
  from operations ............................................      (4.10)         2.61           2.87         6.22         2.26
                                                                  -------       -------       --------     --------      --------
Distributions to shareholders from:

Net realized capital gains ...................................      (3.14)        (5.79)         (3.96)       (2.48)          --
                                                                  -------       -------       --------     --------      --------
Net asset value, end of year .................................    $ 17.14       $ 24.38       $  27.56      $ 28.65      $ 24.91
                                                                  =======       =======       ========     ========      =======
Total investment return(1) ...................................     (19.45)%       10.15%         12.33%       27.22%        9.98%
                                                                  =======       =======       ========     ========      =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted) ......................    $82,477      $135,752       $147,471     $134,054     $124,031
Ratio of expenses to average net assets with waivers
  and reimbursements .........................................       1.35%         1.35%          1.35%        1.35%        1.35%
Ratio of expenses to average net assets without waivers
  and reimbursements .........................................       1.54%         1.53%          1.53%        1.56%        1.54%
Ratio of net investment loss to average net assets ...........      (0.74)%       (0.40)%        (0.65)%      (0.83)%      (0.70)%
Portfolio turnover rate ......................................     162.10%       142.45%        126.64%      129.18%      129.18%

---------------
*    Calculated based on average shares outstanding for the year.
(1) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.



    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the "Fund"), which commenced investment operations on October 1, 1999. As of the date hereof, the Fund offers two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.073 billion shares are currently classified into one hundred and twenty classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (NASDAQ) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily for the purpose of determining the net asset value of the Fund.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Bogle Investment Management, L.P. (the "Adviser" or "Bogle") serves as the Fund's investment adviser. For its advisory services, the Adviser is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     The Adviser has contractually agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceed 1.25% of the average daily net assets of the Fund's Institutional Class and 1.35% of the average daily net assets of the Fund's Investor Class. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were reimbursed. For the year ended August 31, 2008, investment advisory fees and waivers of the Fund were as follows:

                GROSS                                            NET
            ADVISORY FEES              WAIVERS              ADVISORY FEES
           --------------            ------------           --------------
              $2,398,437             $(209,908)              $2,188,529

     The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

     In addition to serving as the Fund's investment adviser, Bogle provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, the Adviser receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund's Investor Class.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. Effective July 14, 2008, PFPC and PFPC Worldwide Inc. changed their name to PNC Global Investment Servicing (U.S.), Inc. ("PNC") and PNC Global Investment Servicing, Inc., respectively. For providing administrative and accounting services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.115% of the Fund's average daily net assets, subject to a minimum of $6,250 per month. The Fund also pays a monthly multiple class fee of $1,875 per additional class. In addition, PNC serves as the Fund's transfer and dividend disbursing agent.

     PNC voluntarily agreed to waive a portion of its administration and accounting services fees for the Fund. For the year ended August 31, 2008, administration and accounting services fees and waivers of the Fund were as follows:

            GROSS ADMINISTRATION                        NET ADMINISTRATION
               AND ACCOUNTING                             AND ACCOUNTING
                SERVICES FEES            WAIVERS           SERVICES FEES
            --------------------       ----------      --------------------
                   $342,731             $(29,980)            $312,751

     Included in the administration and accounting services fees and expenses, shown above, are fees for providing regulatory administration services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio in proportion to its net assets of the RBB Funds.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     In addition, PNC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, PNC is entitled to receive a monthly fee subject to a minimum monthly fee of $6,000 plus out of pocket expenses. For the year ended August 31, 2008, PNC transfer agency fees were $135,921.

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PNCGlobal Investment Servicing, Inc. As compensation for such custodial services, PFPC Trust Company is entitled to receive a monthly fee equal to an annual rate of 0.03% of the Fund's average daily net assets subject to a minimum monthly fee of $1,500.

     PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PNC Global Investment Servicing, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors receives a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets. PFPC Distributors voluntarily agreed to waive a portion of its administrative services fees for the Fund. For the year ended August 31, 2008, administrative services fees and waivers of the Fund were as follows:

                GROSS ADMINISTRATIVE                       NET ADMINISTRATIVE
                    SERVICES FEES             WAIVERS        SERVICES FEES
               ----------------------       -----------    ------------------
                      $242,696              $(210,337)         $32,359

     The Fund will not pay PNC or PNC's affiliates at a later time for any amounts waived or any amounts assumed.

     As of August 31, 2008, the Fund owed PNC and its affiliates $41,627 for their services.

3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

                                 INVESTMENT SECURITIES
                    -----------------------------------------------
                     PURCHASES                         SALES
                    --------------                  ---------------
                    $389,965,308                     $503,010,815


4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2008, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     Transactions in capital shares were as follows:


                                                                          INSTITUTIONAL CLASS
                                                  -----------------------------------------------------------------
                                                               FOR THE                              FOR THE
                                                             YEAR ENDED                           YEAR ENDED
                                                           AUGUST 31, 2008                      AUGUST 31, 2007
                                                  ------------------------------      -----------------------------
                                                     SHARES             VALUE            SHARES           VALUE
                                                  -----------       ------------      -----------      ------------
Sales ......................................          753,671       $ 14,498,333        1,423,321      $ 35,662,955
Reinvestments ..............................        1,096,153         23,830,362        1,580,281        37,610,697
Redemptions ................................       (4,997,050)       (94,829,530)      (1,827,260)      (45,832,743)
                                                  -----------       ------------      -----------      ------------
Net Increase/(Decrease) ....................       (3,147,226)      $(56,500,835)       1,176,342      $ 27,440,909
                                                  ===========       ============      ===========      ============

                                                                          INVESTOR CLASS
                                                  -----------------------------------------------------------------
                                                               FOR THE                              FOR THE
                                                             YEAR ENDED                           YEAR ENDED
                                                           AUGUST 31, 2008                      AUGUST 31, 2007
                                                  ------------------------------      -----------------------------
                                                     SHARES             VALUE            SHARES           VALUE
                                                  -----------       ------------      -----------      ------------
Sales ......................................          190,305       $  3,624,195          464,077      $ 11,597,939
Reinvestments ..............................          745,852         16,043,279        1,229,987        29,027,689
Redemptions ................................       (1,691,787)       (32,524,059)      (1,477,245)      (37,590,529)
                                                  -----------       ------------      -----------      ------------
Net Increase/(Decrease) ....................         (755,630)      $(12,856,585)         216,819      $  3,035,099
                                                  ===========       ============      ===========      ============

     As of August 31, 2008, the Fund had one shareholder account and/or omnibus account (comprised of a group of individual shareholders) that amounted to 25.6% of the total shares outstanding of the Fund.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



5.   FEDERAL INCOME TAX INFORMATION

     Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

     At  August  31,  2008,   federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Fund were as follows:

          FEDERAL TAX       UNREALIZED         UNREALIZED        NET UNREALIZED
             COST          APPRECIATION       DEPRECIATION        DEPRECIATION
         -------------    --------------     --------------     --------------
         $174,300,287       $12,899,954       $(20,230,676)       $(7,330,722)

     The following permanent differences as of August 31, 2008, primarily attributable to a net operating loss, were reclassified to the following accounts:

                ACCUMULATED            ACCUMULATED
              NET INVESTMENT          NET REALIZED              PAID-IN
               INCOME/(LOSS)           GAIN/(LOSS)              CAPITAL
             ---------------         --------------        -----------------
                $1,640,130                $(5)                $(1,640,125)

     As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                      UNDISTRIBUTED              UNDISTRIBUTED
                                         ORDINARY                  LONG-TERM
                                          INCOME                    GAINS
                                       --------------            --------------
                                        $     --                    $    --


     At August 31, 2008, the Fund had $2,386,627 of capital loss carryforwards available to offset future capital gains. This capital loss carryforward will expire on 8/31/2016.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)



     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2008, the Fund deferred post-October capital losses of $22,208,358.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.

     The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                            ORDINARY INCOME     LONG-TERM GAINS        TOTAL
                          ------------------   ------------------   ------------
     August 31, 2008         $ 2,094,133         $39,291,897        $41,386,030
     August 31, 2007          22,923,470          46,871,676         69,795,146


     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

6.   NEW ACCOUNTING PRONOUNCEMENT

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the impact, if any, of SFAS 157 on the Fund's financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of The RBB Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 29, 2008

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)



     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2008, the following dividends and distributions were paid by the Fund:

               ORDINARY INCOME                LONG-TERM GAINS
             -------------------            ------------------
                 $2,094,133                    $39,291,897

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 100%.

     The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100%.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2009.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                OTHER INFORMATION
                                  (UNAUDITED)



PROXY VOTING

     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(877) 264-5346 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") of The RBB Fund, Inc. (the "Company"), including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between Bogle Investment Management L.P. (the "Adviser" or "Bogle") and the Company (the "Advisory Agreement") on behalf of the Bogle Investment Management Small Cap Growth Fund (the "Bogle Fund") at a meeting of the Board held on May 8, 2008. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from the Adviser mailed in advance of the meeting that addressed most, if not all, of the factors listed below. The Adviser also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser's services provided to the Bogle Fund; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) the Adviser's investment philosophies and processes; (iv) the Adviser's assets under management and client descriptions;
(v) the Adviser's soft dollar commission and trade allocations policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) compliance procedures; (viii) the Adviser's financial information, insurance coverage and profitability analysis

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          OTHER INFORMATION (CONCLUDED)
                                  (UNAUDITED)



related to providing advisory services to the Bogle Fund; (ix) the extent to which economies of scale are relevant to the Bogle Fund; (x) a report comparing the Bogle Fund's proposed or current advisory fees and expenses to those of its peer group; and (xi) a report comparing the performance of the Bogle Fund to the performance of its applicable benchmark index and peer group. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     During the course of their deliberations, the Directors, meeting in executive session, reached the following conclusions, among others, regarding Bogle and its Advisory Agreement with respect to the Bogle Fund. The Directors reviewed the Fund's fees and total expense ratios in comparison to that of a peer group selected by Lipper. The Directors considered that the Fund's contractual advisory fees for both the Institutional and Investor Classes ranked below the Lipper peer group median. It was noted that the Fund is closed to new investors. The Directors also considered that while the actual total expenses for both the Fund's Institutional Class and Investor Class ranked below the median of their respective Lipper peer groups, Bogle has agreed to continue to waive its advisory fee and reimburse expenses to limit annual operating expenses of the Institutional class and Investor class of the Fund to 1.25% and 1.35%, respectively. The Directors noted that the Investor Class of the Bogle Fund has performed below the median of its Lipper peer groups for the one-, two-, and four-year periods ended February 29, 2008, while performing near the median for the three- and five-year periods then ended. The Directors also considered that the performance of the Institutional Class of the Bogle Fund ranked below the median of its Lipper peer groups for the one- and two-year periods ended February 29, 2008. The Directors noted that the Bogle Fund underperformed its benchmark for the one-, three-, and five-year periods ended March 31, 2008. The Directors concluded that market conditions were a factor in the current performance of the Bogle Fund and that longer-term performance since inception has been satisfactory.

     The Directors then determined that the nature, extent and quality of services provided by Bogle in advising the Bogle Fund was satisfactory; the profits earned by Bogle over the long-term seemed reasonable; and the benefits derived by Bogle for managing the Bogle Fund, including its use of soft dollars and the process it uses to select brokers, seemed reasonable. The Directors, including all of the Independent Directors, concluded that the advisory fee structure was reasonable and determined that Bogle's Advisory Agreement be continued for another one-year period ending August 16, 2009.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                                 FUND MANAGEMENT
                                  (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (877)264-5346.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano   Director            2006 to present    Consultant, financial services         19       Kalmar Pooled
103 Bellevue Parkway                                          organizations from 1997 to                      Investment Trust;
Wilmington, DE 19809                                          present.                                        (registered investment
DOB: 03/7/43                                                                                                  company) WT Mutual
                                                                                                              Fund; (registered
                                                                                                              investment company)
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay       Director            1988 to present    Retired; Vice President, Fox           19       None
103 Bellevue Parkway                                          Chase Cancer Center (biomedical
Wilmington, DE 19809                                          research and medical care)
DOB: 12/06/35                                                 (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman     Chairman            2005 to present    Director, Gabelli Group Capital        19       None
103 Bellevue Parkway                                          Partners, L.P. (an investment
Wilmington, DE 19809   Director            1991 to present    partnership) from 2000 to 2006.
DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent        Director            2006 to present    Dean and Professor of Law,             19       WT Mutual Funds
103 Bellevue Parkway                                          Villanova University School of                  (registered investment
Wilmington, DE 19809                                          Law since July 1997; Member,                    company) 25 Portfolios
DOB: 4/28/51                                                  Board of Directors, New York
                                                              Stock Exchange, Inc.
                                                              (2006-present); Member Board of
                                                              Governors, Financial Industry
                                                              Regulatory Authority, Inc.
                                                              (2007-present).
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg    Director            1991 to present    Since 1974, Chairman, Director         19       MTI Holding Group,
103 Bellevue Parkway                                          and President, MTI Holding                      Inc. (formerly known
Wilmington, DE 19809                                          Group, Inc. (formerly known as                  as Moyco Technologies,
DOB: 3/24/34                                                  Moyco Technologies, Inc.)                       Inc.)
                                                              (manufacturer of precision
                                                              coated and industrial
                                                              abrasives). Since 1999,
                                                              Director, Pennsylvania Business
                                                              Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere    Director            2006 to present    Member, New York State Assembly        19       Reich and Tang Group
103 Bellevue Parkway                                          (1981-2004); Founding Partner,                  (asset management);
Wilmington, DE 19809                                          Straniere Law Firm (1980 to                     The SPARX Asia Funds
DOB: 3/28/41                                                  date); Partner, Gotham                          (registered investment
                                                              Strategies (consulting firm)                    company)
                                                              (2005 to date); Partner, The
                                                              Gotham Global Group (consulting
                                                              firm) (2005 to date);
                                                              President, The New York City
                                                              Hot Dog Company (2005 to date);
                                                              and Partner, Kanter-Davidoff
                                                              (law firm) (2006 to present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky      Director            1988 to present    Since 1969, Director and Vice          19       Comcast Corporation;
103 Bellevue Parkway                                          Chairman, Comcast Corporation                   AMDOCS Limited
Wilmington, DE 19809                                          (cable television and                           (service provider to
DOB: 7/16/33                                                  communications).                                telecommunications
                                                                                                              companies)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky       Director            1991 to present    Since July 2002, Senior Vice           19       Kensington Funds
103 Bellevue Parkway                                          President and prior thereto,                    (registered investment
Wilmington, DE 19809                                          Executive Vice President of                     company) 6 Portfolios
DOB: 4/16/38                                                  Oppenheimer & Co., Inc.,
                                                              formerly Fahnestock & Co., Inc.
                                                              (a registered broker-dealer).
                                                              Since November 2004, Director
                                                              of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall     Director            2002 to present    Director of Haydon Bolts, Inc.         19       Cornerstone Bank
103 Bellevue Parkway                                          (bolt manufacturer) and Parkway
Wilmington, DE 19809                                          Real Estate Company (subsidiary
DOB: 9/25/38                                                  of Haydon Bolts, Inc.) since
                                                              1984; and Director of
                                                              Cornerstone Bank since March
                                                              2004.
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011, unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           FUND MANAGEMENT (CONCLUDED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach           President        1991 to present    Certified Public Accountant;          N/A                 N/A
103 Bellevue Parkway         and                  and         Director, Fox Chase Cancer
Wilmington, DE 19809      Treasurer        1988 to present    Center; Trustee Emeritus,
DOB: 6/29/24                                                  Pennsylvania School for the
                                                              Deaf; Trustee Emeritus,
                                                              Immaculata University; Managing
                                                              General Partner, President
                                                              since 2002, Treasurer since
                                                              1981 and Chief Compliance
                                                              Officer since September 2004 of
                                                              Chestnut Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers           Secretary        2007 to present    Since 2005, Vice President and        N/A                 N/A
301 Bellevue Parkway                                          Counsel, PNC Global Investment
2nd Floor                                                     Servicing (U.S.), Inc.
Wilmington, DE 19809                                          (financial services company);
DOB: 7/28/74                                                  Associate, Stradley, Ronon,
                                                              Stevens & Young, LLC (law firm)
                                                              from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,              Chief         2004 to present    President, Vigilant Compliance        N/A                 N/A
Esquire, CPA              Compliance                          Services since 2004; Senior
Vigilant Compliance         Officer                           Legal Counsel, PNC Global
Services                                                      Investment Servicing (U.S.),
186 Dundee Drive,                                             Inc. from 2002 to 2004.
Suite 700
Williamstown, NJ 08094
DOB: 12/25/62
------------------------------------------------------------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Bogle Investment Management, L.P.
2310 Washington Street
Suite 310
Newton Lower Falls, MA 02462

ADMINISTRATOR
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 2008
                                   (UNAUDITED)

--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to present the Bear Stearns CUFS(R) Managed Leverage Program ("MLP") Mortgage Portfolio (the "Portfolio") annual report covering the period from September 1, 2007 to August 31, 2008. Portfolio performance information, market commentary and our outlook for the period ended August 31, 2008 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:

For the 12-month period ending August 31, 2008, the Mortgage Portfolio generated a total return of -4.76%. The Portfolio's primary benchmark, the Lehman Brothers 1-3 Month Treasury Bill Index returned 2.72% during the same period, while an index tracking one-month U.S. LIBOR returned 3.96%. The 30-day yield of the Portfolio at the end of the period was 5.22%, compared to a yield of 1.65% for the Portfolio's benchmark and 2.49% for one-month LIBOR.

The last twelve months have been marked by a series of extraordinary events, each of which is significant on its own but nearing catastrophic in combination with each other. The seizing of credit markets has left a trail of destruction in its wake that has impacted almost every corner of the globe, including the dismantling of some of the country's most prominent financial firms. The sale of Bear Stearns to J.P. Morgan in the spring stands out as the warning shot that served notice to CEOs everywhere that no company is immune to a loss of market confidence and the resulting liquidity crisis. A number of firms heeded this warning, selling assets and raising new capital to protect against deterioration of credit ratios and liquidity requirements. The ongoing selling across various asset classes pushed down the value of the remaining holdings, however, reducing the value of firms' holdings and eroding equity value in many cases. In a number of instances, reduction in asset prices eroded capital more quickly than could be replaced with new equity inflows, and as a result these institutions were forced to shut down or to find a larger, better capitalized partner to merge with.

For the most part, the government has reacted aggressively in trying to respond to the loss of confidence and the challenges to our financial system. The Federal Funds rate was lowered four times during the past year, ending the period at 2.00%. In addition, a number of innovative measures were put in place to address liquidity concerns, including the Term Securities Lending Facility and the Primary Dealer Credit Facility. Along with the Federal Reserve, the Treasury Department and the SEC are all working together to address areas under their supervision that can be used to help reverse the loss of confidence.

Despite efforts to alleviate external variables that are making it more difficult to manage company balance sheets, the fact remains that the credit crisis is both a cause and effect of economic slowdown. The backdrop of increasing unemployment and falling housing prices directly impacts the health of our nation's economy as well as the balance sheets of those companies that help finance it. At the same time, the selling of mortgage securities to try to alleviate balance sheet pressures has pushed prices down in this market to levels that go beyond the increase in mortgage default risk. In many parts of the mortgage market, valuations are such that investors can demand prices that would suggest double digit yields even in some multiple of the most dire housing scenario one might contemplate. Thus far, there has been no sign that efforts to raise capital, improve liquidity and remove harmful external forces have been enough to stop the downward spiral of mortgage prices. We believe, however, that with sufficient time as well as fiscal and monetary resources we will be able to return to more steady valuation of financial assets.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
          ANNUAL REPORT FOR THE YEAR ENDED AUGUST 31, 2008 (CONCLUDED)
                                   (UNAUDITED)


PORTFOLIO OVERVIEW:

The Portfolio continues to be managed using a combination of agency and non-agency mortgage securities. Repricing of mortgage-related assets, particularly in securities not guaranteed by Government Sponsored Enterprises, has caused significant weakness in the share price of the Portfolio. While some of the repricing clearly reflects weakness in housing and concern over the impact of a prolonged housing slowdown, we believe that a large part of the drop in mortgage prices is explained more by technical selling pressures in the markets caused by forced selling among financial institutions and investment funds. We continue to believe that the primary argument for selling the large majority of mortgage assets at current market prices is that investors must sell to maintain solvency. For institutions that have the ability to hold securities for a sufficiently long investment horizon, we believe that this could be remembered among the best buying opportunities in the history of the mortgage market.

Throughout the period, price volatility has increased to levels not contemplated previously. As a result, much of the focus of the management team has been on the hedging of interest rates, prepayment and structural risks in the portfolio. Non-agency mortgage holdings have largely been maintained, while holdings of interest-only securities have been increased to reflect the growing obstacles that limit mortgage refinancing.

We are available to assist in-person Monday through Friday during normal business hours by calling 1-800-519-CUFS. General online information about the CUFS(R) MLP Mortgage Portfolio is available at www.bsamonline.com. Click under the Additional Products and Services navigation bar to reach the CUFS(R) MLP Mortgage Portfolio section of the website.

Thank you for entrusting your credit union's capital to the Bear Stearns CUFS(R) MLP Mortgage Portfolio. We remain focused on achieving the Portfolio's long-term investment goals.

Sincerely,





Wade Charles Barnett                       Andrew Headley, CFA
Senior Managing Director, CUFS(R)          Portfolio Manager
Bear Stearns & Co., Inc.                   Bear Stearns Asset Management

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              MANAGEMENT COMMENTARY
                                   (UNAUDITED)


PERFORMANCE

The Portfolio's total return from inception on December 19, 2006 through August 31, 2008 was (1.07)%, net of all fees and expenses. The Portfolio's benchmark, the Lehman Brothers 1-3 Month U.S. Treasury Bills Index(2), returned 3.73% for the same period.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   BEAR STEARNS CUFS(R) MLP MORTGAGE PORTFOLIO
                 VS. LEHMAN BROTHERS U.S. TREASURY BILLS INDEX


[GRAHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

              Bear Stearns
              CUFS(R) MLP       Lehman Brothers        LIBOR
                Mortgage         U.S. Treasury        1 Month
              Portfolio(1)      Bills Index(2)        Index(3)
              ------------      ---------------      ----------
12/19/06       $10,000.00          $10,000.00        $10,000.00
12/31/06        10,038.10           10,043.00         10,018.00
01/31/07        10,088.60           10,084.18         10,064.08
02/28/07        10,133.50           10,122.50         10,105.35
03/31/07        10,178.30           10,168.05         10,151.83
04/30/07        10,226.30           10,211.77         10,196.50
05/31/07        10,276.30           10,254.66         10,243.40
06/30/07        10,295.00           10,295.68         10,288.47
07/31/07        10,292.70           10,334.80         10,335.80
08/31/07        10,368.20           10,385.44         10,381.28
09/30/07        10,415.90           10,421.79         10,433.81
10/31/07        10,402.00           10,453.06         10,482.01
11/30/07        10,474.40           10,493.82         10,518.80
12/31/07        10,493.10           10,523.21         10,569.50
01/31/08        10,520.40           10,563.19         10,618.12
02/29/08        10,326.70           10,576.93         10,645.20
03/31/08        10,303.10           10,600.20         10,674.26
04/30/08        10,385.20           10,611.86         10,698.17
05/31/08        10,420.70           10,618.22         10,724.38
06/30/08        10,004.20           10,636.27         10,746.37
07/31/08        10,309.70           10,654.36         10,769.15
08/31/08         9,818.40           10,669.27         10,791.76

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


The chart assumes a hypothetical $10,000 initial investment in the Portfolio made on December 19, 2006 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is an actively managed mutual fund while the Lehman Brothers Index is unmanaged, does not incur expenses and is not available for investment.

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN AS OF AUGUST 31, 2008

                                                                  SINCE
                                                    1 YEAR      INCEPTION*
                                                    -------     ----------
  Bear Stearns CUFS(R) MLP Mortgage Portfolio(1)    (4.76)%       (1.07)%
  Lehman Brothers U.S. Treasury Bills Index(2)       2.72%         3.73%
  1 Month LIBOR(3)                                   3.96%         4.58%
--------------------------------------------------------------------------------

    PERFORMANCE QUOTED IS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE RETURNS QUOTED ABOVE. CALL CUFS(R) AT 1-800-519-CUFS (2837) FOR RETURNS CURRENT TO THE MOST RECENT MONTH-END. THE PORTFOLIO'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 0.95%. THE INVESTMENT ADVISER IS VOLUNTARILY WAIVING A PORTION OF ITS ADVISORY FEES AND/OR REIMBURSING CERTAIN EXPENSES TO THE EXTENT NECESSARY TO LIMIT ANNUAL PORTFOLIO OPERATING EXPENSES TO 0.60% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS. THE PERFORMANCE DATA REFLECTS THESE VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. THE RETURNS COULD HAVE BEEN LOWER IF THESE WAIVERS AND EXPENSE REIMBURSEMENTS WERE NOT IN EFFECT. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


----------
*   From commencement of operations on December 19, 2006.
(1) Net of fees and expenses.
(2) The Lehman Brothers U.S. Treasury Bills 1-3 Month Index is the 1-3 Month component of the Lehman Brothers U.S. Treasury Bills Index. The Lehman Brothers Treasury Bills Index includes U.S. Treasury bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. Source: Lehman Live.
(3) The 1-Month LIBOR is a constant maturity index of the London Interbank Offering Rate established to reflect the total return of the 1-Month LIBOR rate. Source: Merrill Lynch.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              FUND EXPENSE EXAMPLE
                                   (UNAUDITED)


As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2008 through August 31, 2008, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.


                                       ---------------------------------------------------------------------------
                                       BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE     EXPENSES PAID DURING
                                            MARCH 1, 2008               AUGUST 31, 2008              PERIOD*
                                       -----------------------       --------------------     --------------------
Actual                                         $1,000.00                   $  933.30                  $2.92

Hypothetical
   (5% return before expenses)                  1,000.00                    1,022.08                   3.05

----------
* Expenses are equal to the Portfolio's annualized six-month expense ratio of 0.60%, which includes waived fees or reimbursed expenses, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Portfolio's ending account value on the first line is based on the actual six-month total return of (6.67%).

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2008
                                   (UNAUDITED)


                                                       % OF NET
       SECURITY TYPE CLASSIFICATION                      ASSETS        VALUE
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                      48.4%     $ 62,911,320
GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES             37.7        48,972,887
MORTGAGE DERIVATIVES                                     18.3        23,767,750
SHORT TERM OBLIGATIONS                                   11.4        14,819,780
OPTIONS PURCHASED                                         0.1            75,000
LIABILITIES IN EXCESS OF OTHER ASSETS                   (15.9)      (20,658,846)
                                                        -----      ------------
    NET ASSETS                                          100.0%     $129,887,891
                                                        =====      ============

----------------
   Portfolio holdings are subject to change at any time.


    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2008


                                      MOODY'S/        PAR          FAIR
                                      S&P (b)       (000'S)        VALUE
                                     ---------      -------     ------------

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES--37.7%
FEDERAL HOME LOAN MORTGAGE CORPORATION--13.7%
   5.920% 08/01/36 (a)                Aaa/AAA       $ 6,003     $  6,109,061
   5.969% 09/01/36 (a)                Aaa/AAA         3,820        3,899,142
   5.873% 11/01/36 (a)                Aaa/AAA         3,007        3,058,636
   5.809% 08/01/37 (a)                Aaa/AAA         4,687        4,778,289
                                                                ------------
                                                                  17,845,128
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--24.0%
   6.033% 10/01/36 (a)                Aaa/AAA         2,943        2,997,847
   6.093% 10/01/36 (a)                Aaa/AAA         1,693        1,727,770
   5.500% 12/01/36                    Aaa/AAA           637          629,758
   5.865% 12/01/36 (a)                Aaa/AAA         1,873        1,920,070
   5.557% 09/01/37 (a)                Aaa/AAA         2,734        2,781,994
   5.500% 09/13/37 TBA                Aaa/AAA         6,000        5,925,000
   6.000% 09/14/37 TBA                Aaa/AAA        15,000       15,145,320
                                                                ------------
                                                                  31,127,759
                                                                ------------
     TOTAL GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
       (Cost $48,271,953)..................................       48,972,887
                                                                ------------
MORTGAGE DERIVATIVES--18.3%
FANNIE MAE (IO)--14.9%
   4.500% 12/01/18                    Aaa/AAA         7,441        1,126,914
   4.500% 01/01/19                    Aaa/AAA         7,418        1,115,697
   4.500% 03/01/20                    Aaa/AAA         2,727          418,031
   4.500% 03/01/20                    Aaa/AAA         2,813          436,281
   5.500% 05/25/23                    Aaa/AAA         1,640          513,011
   5.500% 07/25/28                    Aaa/AAA        24,040        1,392,531
   5.000% 02/01/33 (a)                Aaa/AAA         1,865          431,250
   5.000% 10/01/33                    Aaa/AAA        10,276        2,497,498
   5.000% 08/01/34                    Aaa/AAA         3,246          866,036
   5.000% 02/01/35                    Aaa/AAA         3,199          755,982
   5.500% 04/01/36                    Aaa/AAA         7,791        2,106,126
   5.500% 04/01/36                    Aaa/AAA        13,062        3,253,312
   6.000% 08/01/36                    Aaa/AAA         3,702          978,501
   5.000% 10/01/36                    Aaa/AAA         8,558        2,274,391
   5.500% 05/01/37                    Aaa/AAA         4,435        1,183,583
                                                                ------------
                                                                  19,349,144
                                                                ------------
FANNIE MAE (PO)--0.7%
   4.000% 06/25/36                    Aaa/AAA         1,329          850,914
                                                                ------------
FREDDIE MAC (IO)--0.3%
   5.500% 07/15/16                    Aaa/AAA         1,205          213,730
   5.000% 07/15/23                    Aaa/AAA         4,406           62,547
   5.500% 12/15/24                    Aaa/AAA         2,105           69,224
   5.500% 05/15/24                    Aaa/AAA         3,623          100,450
                                                                ------------
                                                                     445,951
                                                                ------------
FREDDIE MAC (PO)--1.1%
   4.000% 09/15/35                    Aaa/AAA         1,190          640,372
   5.900% 09/15/36                    Aaa/AAA         1,263          756,297
                                                                ------------
                                                                   1,396,669
                                                                ------------


                                      MOODY'S/        PAR          FAIR
                                      S&P (b)       (000'S)        VALUE
                                     ---------      -------     ------------

NON-AGENCY--1.3%
 CWALT Series 2006-43CB IO
   6.000% 02/25/37                    Aaa/AAA       $ 5,112     $  1,725,072
                                                                ------------
     TOTAL MORTGAGE DERIVATIVES
       (Cost $22,231,370)..................................       23,767,750
                                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--48.4%
 Banc of America Mortgage
   Securities, Inc. Series 2005-H (a)
   4.803% 09/25/35                    Aaa/AAA         2,000        1,763,015
 Banc of America Mortgage
   Securities, Inc. Series 2006-B (a)
   6.152% 10/20/46                    Aaa/AAA         4,379        3,690,055
 Banc of America Mortgage
   Securities, Inc. Series 2007-3
   6.000% 03/25/49                    Aaa/AAA         4,597        3,722,115
 Citigroup Mortgage Loan
   Trust, Inc. Series 2007-AR8 (a)
   5.913% 07/25/37                    Aaa/AAA         4,233        3,637,357
 Countrywide Asset-Backed
   Certificates Series 2004-AB2 (a)
   3.072% 05/25/36                    Aa3/AA            500          268,936
 Countrywide Home Loan
   Mortgage Pass-Through
   Trust Series 2003-3 (a)
   2.972% 04/25/18                    Aaa/AAA         1,235        1,233,135
 Countrywide Home Loan
   Mortgage Pass-Through
   Trust Series 2007-HY1 (a)
   5.697% 04/25/37                    Aa3/AAA         2,431        1,678,391
 CWALT Series 2006-43CB
   6.000% 02/25/37                    Aaa/AAA         1,401        1,060,469
 CWALT Series 2006-HY13 (a)
   5.900% 02/25/37                    Aaa/AAA        11,153        8,162,236
 CWALT Series 2006-J2
   6.000% 04/25/36                    Aaa/AAA         7,586        6,612,561
 CWALT Series 2007-2CB
   5.750% 03/25/37                    Aaa/AAA         5,336        3,414,409
 CWALT Series 2007-J2
   6.000% 07/25/37                    A2/A            1,837        1,119,874
 Fannie Mae REMICS
   Series 2005-25 (a)
   2.822% 04/25/35                    Aaa/AAA         2,244        2,133,671
 First Horizon Asset
   Securities, Inc.
   Series 2006-AR1 (a)
   5.852% 05/25/36                    Aaa/AAA         3,990        2,733,497
 Freddie Mac REMIC
   Series 2995 (a)
   2.867% 06/15/35                    Aaa/AAA         1,836        1,776,156
 JPMorgan Mortgage
   Trust Series 2005-A4 (a)
   5.168% 07/25/35                    Aaa/AAA         1,244        1,146,570
 JPMorgan Mortgage
   Trust Series 2005-A6 (a)
   4.971% 08/25/35                    Aaa/AAA           829          689,714


    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2008


                                      MOODY'S/        PAR          FAIR
                                      S&P (b)       (000'S)        VALUE
                                     ---------      -------     ------------

COLLATERALIZED MORTGAGE
OBLIGATIONS--CONTINUED
 Residential Asset Securitization
   Trust Series 2007-A5
   6.000% 05/25/37                    Aaa/AAA       $ 1,665     $  1,164,880
 Residential Funding Mortgage
   Securities I Series 2006-SA4 (a)
   6.127% 11/25/36                    Aaa/AAA         7,035        5,626,681
 Residential Funding Mortgage
   Securities I Series 2007-SA2 (a)
   5.668% 04/25/37                    Aaa/AAA         4,254        2,899,830
 Washington Mutual, Inc.
   Series 2007-HY3 (a)
   5.350% 03/25/37                    Aaa/BBB         1,649          954,386
 Washington Mutual, Inc.
   Series 2007-HY4 (a)
   5.550% 04/25/37                    Aaa/AAA         4,021        3,353,697
 Wells Fargo Mortgage Backed
   Securities Trust
   Series 2007-10
   6.250% 07/25/37                    Aaa/AAA         4,241        4,069,685
                                                                ------------
     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
       (Cost $79,482,042)..................................       62,911,320
                                                                ------------


                                                   CONTRACTS/
                                                   NOTIONAL
                                                    AMOUNT
                                                    (000'S)
                                                   ---------
OPTIONS PURCHASED--0.1%
CALL OPTION--0.1%
 U.S. Treasury 10 Year Note
   Strike price $117, Expires 11/26/08              $    50           50,781
                                                                ------------
PUT OPTION--0.0%
 U.S. Treasury 10 Year Note
   Strike price $112, Expires 11/21/08                   50           24,219
                                                                ------------
     TOTAL OPTIONS PURCHASED
       (Cost $60,481)......................................           75,000
                                                                ------------

SHORT TERM OBLIGATIONS--11.4%
GOVERNMENT AGENCIES--0.1%
 Federal Home Loan Mortgage
   Corporation Discount Note (d)
   1.012% 10/01/08                                  $   120     $    119,780
                                                                ------------
REPURCHASE AGREEMENT--11.3%
 Lehman Brothers, Inc.
   (Tri-Party Agreement
   dated 08/29/08 to be
   repurchased at $14,703,267
   collateralized by $13,730,000
   par value, Federal National
   Mortgage Association
   Corporation Note,
   5.25% due 09/15/16,
   Market Value of collateral
   is $14,739,658)
   2.000% 09/02/08                                   14,700       14,700,000
                                                                ------------
TOTAL SHORT TERM OBLIGATIONS
   (Cost $14,819,780)......................................       14,819,780
                                                                ------------
TOTAL INVESTMENTS--115.9%
   (Cost $164,865,626).....................................      150,546,737
                                                                ------------
LIABILITIES IN EXCESS OF OTHER
   ASSETS (c)--(15.9)%.....................................      (20,658,846)
                                                                ------------
NET ASSETS--100.0%.........................................     $129,887,891
                                                                ============


----------
CWALT Countrywide Alternative Loan Trust
IO Interest Only
PO Principal Only
TBA To Be Announced
(a) Adjustable rate security. Interest rate varies due to interest rate fluctuations, or, in the case of certain asset-backed securities, interest payment shortfalls.
(b) Where S&P rating is not available, Fitch rating is substituted, if available. (Unaudited)


    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 2008



(c) Liabilities in excess of other assets include interest rate swaps as follows:


                                 NOTIONAL
                 TERMINATION      AMOUNT      FIXED        FLOATING          UNREALIZED
COUNTERPARTY         DATE         (000)       RATE           RATE          (DEPRECIATION)
------------     -----------     --------     ------     -------------     --------------
Deutsche Bank+     09/17/13       $20,000     4.520%     3 month LIBOR        $(431,281)
                                                                              =========

   + Portfolio pays the fixed rate and receives the floating rate.

(d) All or a portion of the security held as collateral for the following futures contracts open at August 31, 2008:


  NUMBER                                                          VALUE          VALUE          UNREALIZED
    OF                                            EXPIRATION     AT TRADE          AT           APPRECIATION
CONTRACTS                     TYPE                   MONTH         DATE         8/31/08        (DEPRECIATION)
---------           --------------------------     ---------   ------------    ------------     --------------
Long Positions:
    98              U.S. Treasury 10 Year Note      12/2008    $ 11,319,319    $ 11,319,000       $   (319)
Short Positions:
    65              U.S. Treasury 2 Year Note       12/2008     (13,784,866)    (13,798,281)       (13,415)
   113              U.S. Treasury 5 Year Note       12/2008     (12,650,334)    (12,648,938)         1,396
                                                                                                  --------
                                                                                                  $(12,338)
                                                                                                  ========

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 2008


ASSETS
   Investments, at fair value (cost $164,865,626) ......................       $150,546,737
   Cash ................................................................             35,104
   Receivable for investments sold .....................................            179,797
   Dividends and interest receivable ...................................            743,256
   Receivable from Adviser .............................................             11,959
   Prepaid expenses and other assets ...................................              9,170
                                                                               ------------
      Total assets .....................................................        151,526,023
                                                                               ------------
LIABILITIES
   Payable for investments purchased ...................................         20,763,750
   Distributions payable ...............................................            325,123
   Unrealized depreciation on swap agreements ..........................            431,281
   Due to broker-variation margin ......................................             24,469
   Accrued expenses and other liabilities ..............................             93,509
                                                                               ------------
      Total liabilities ................................................         21,638,132
                                                                               ------------
   Net assets ..........................................................       $129,887,891
                                                                               ============
NET ASSETS CONSISTED OF:
   Capital stock, $0.001 par value .....................................       $     14,545
   Additional paid-in capital ..........................................        146,248,045
   Distributions in excess of net investment income ....................             (3,187)
   Accumulated net realized loss from investments, futures transactions,
      short sales and swap agreements ..................................         (1,609,004)
   Net unrealized depreciation on investments, futures transactions,
      short sales and swap agreements ..................................        (14,762,508)
                                                                               ------------
   Net assets ..........................................................       $129,887,891
                                                                               ============
   Net asset value, offering and redemption price per share
      ($129,887,891/14,544,680 outstanding shares of capital stock,
      $0.001 par value, 100,000,000 shares authorized) .................       $       8.93
                                                                               ============


    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                             STATEMENT OF OPERATIONS


                                                                                    FOR THE
                                                                                   YEAR ENDED
                                                                                AUGUST 31, 2008
                                                                                ---------------
INVESTMENT INCOME
   Interest ...................................................................   $  9,231,933
                                                                                  ------------
   Total investment income ....................................................      9,231,933
                                                                                  ------------
EXPENSES
   Advisory fees ..............................................................        707,505
   Administration and accounting services fees ................................        181,886
   Professional fees ..........................................................        115,628
   Custodian fees .............................................................         52,215
   Directors' and officer's fees ..............................................         47,230
   Transfer agent fees ........................................................         47,130
   Printing and shareholder reporting fees ....................................         19,945
   Registration and filing fees ...............................................         17,145
   Other expenses .............................................................          3,677
                                                                                  ------------
     Total expenses before waivers ............................................      1,192,361
     Less: waivers ............................................................       (292,787)
                                                                                  ------------
     Net expenses .............................................................        899,574
                                                                                  ------------
     Net investment income ....................................................      8,332,359
                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS, FUTURES
   TRANSACTIONS, SHORT SALES, SWAP AGREEMENTS AND OPTIONS
   Net realized gain/(loss) from:
     Investments ..............................................................       (896,887)
     Futures transactions .....................................................      1,861,357
     Swap agreements ..........................................................     (2,160,182)
     Options ..................................................................        272,040
                                                                                  ------------
     Total net realized loss from investments, futures transactions,
       swap agreements and options ............................................       (923,672)
                                                                                  ------------
   Net change in unrealized appreciation/(depreciation) on:
     Investments ..............................................................    (14,774,059)
     Futures transactions .....................................................         59,523
     Short sales ..............................................................        267,522
     Swap agreements ..........................................................        723,212
     Options ..................................................................         12,194
                                                                                  ------------
     Total net change in unrealized appreciation/(depreciation) on investments,
       futures transactions, short sales, swap agreements and options .........    (13,711,608)
                                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................   $ (6,302,921)
                                                                                  ============

    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                            FOR THE YEAR           FOR THE PERIOD
                                                                                ENDED           DECEMBER 19, 2006* TO
                                                                           AUGUST 31, 2008         AUGUST 31, 2007
                                                                           ---------------      ---------------------

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ..............................................     $  8,332,359            $  5,596,303
   Net realized loss from investments, futures transactions,
      short sales and swap agreements .................................         (923,672)               (577,949)
   Net change in unrealized appreciation/(depreciation) on investments,
      futures transactions, short sales and swap agreements ...........      (13,711,608)             (1,050,900)
                                                                            ------------            ------------
   Net increase/(decrease) in net assets resulting
      from operations .................................................       (6,302,921)              3,967,454
                                                                            ------------            ------------

LESS DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income ..............................................       (8,440,223)             (5,618,485)
                                                                            ------------            ------------

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL STOCK TRANSACTIONS(1) ......................................      (16,646,515)            162,928,581
                                                                            ------------            ------------
   Total increase/(decrease) in net assets ............................      (31,389,659)            161,277,550
                                                                            ------------            ------------

NET ASSETS
   Beginning of period ................................................      161,277,550                      --
                                                                            ------------            ------------
   End of period** ....................................................     $129,887,891            $161,277,550
                                                                            ============            ============

----------------
*   Commencement of operations.

** Includes undistributed (distributions in excess of) net investment income of $(3,187) and $35,682 for the year ended August 31, 2008 and the period ended August 31, 2007, respectively.

(1) See Note 4 in the Notes to Financial Statements.


    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                      FOR THE YEAR         FOR THE PERIOD
                                                                          ENDED        DECEMBER 19, 2006* TO
                                                                    AUGUST 31, 2008        AUGUST 31, 2007
                                                                    ---------------    ---------------------
PER SHARE OPERATING PERFORMANCE+
Net asset value, beginning of period ...........................        $   9.92              $  10.00

Net investment income ..........................................            0.54                  0.38
Net realized and unrealized gain/(loss) on investments,
   futures transactions, short sales and swap agreements .......           (0.98)                (0.08)
                                                                        --------              --------
Net increase/(decrease) in net assets resulting from operations            (0.44)                 0.30
                                                                        --------              --------
Dividends to shareholders from:
Net investment income ..........................................           (0.55)                (0.38)
Net realized capital gains .....................................              --                    --
                                                                        --------              --------
Net asset value, end of period .................................        $   8.93              $   9.92
                                                                        ========              ========
Total investment return(1) .....................................           (4.76)%                3.10%
                                                                        ========              ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ......................        $129,888              $161,278
Ratio of expenses to average net assets with waivers and expense
   reimbursements (excluding interest expense) .................            0.60%                 0.60%(2)
Ratio of expenses to average net assets with waivers and expense
   reimbursements (including interest expense) .................            0.60%                 0.78%(2)
Ratio of expenses to average net assets without waivers and
   expense reimbursements (including interest expense) .........            0.80%                 0.95%(2)
Ratio of net investment income to average net assets ...........            5.56%                 5.58%(2)
Portfolio turnover rate(3) .....................................          190.88%               259.47%

----------------
*   Commencement of operations.

+ Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2) Annualized.

(3) The portfolio turnover rate excluding TBA transactions (see Note 1 in Notes to the Financial Statements) is 32.83% for the year ended August 31, 2008 and 125.15% for the period December 19, 2006 to August 31, 2007, respectively.


    The accompanying notes are an integral part of the financial statements.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2008


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Bear Stearns CUFS(R) MLP Mortgage Portfolio (the "Portfolio"), which commenced investment operations on December 19, 2006.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.073 billion shares are currently classified into one hundred and twenty classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- The Portfolio's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. These fixed income securities are valued by pricing services approved by the Board of Directors based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities, and the potential material variation may be greater for those securities valued using fundamental analysis. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies, if held, are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If price quotes are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Portfolio records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolio estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Portfolio's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their net assets of the RBB Funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-date for the Portfolio. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2008 (CONTINUED)


     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Portfolio's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

     MORTGAGE-RELATED SECURITIES GENERALLY -- The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities. Some of these securities may contain "embedded leverage" which can make them more sensitive to small movements in interest rates.

     The types of mortgage-related securities in which the Portfolio may invest include: mortgage pass-through securities, including CMOs and REMICs, which may or may not be U.S. Government guaranteed, privately issued mortgage-related securities, stripped mortgage-backed securities, including interest only ("IO") or principal only ("PO") class securities, and floating rate and inverse floating rate securities. Stripped mortgage-backed securities represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Payments received for IOs and POs are used to reduce the cost of the security. Payments in excess of cost are recognized as interest income on the Statement of Operations based on a security's yield to maturity. If the underlying mortgage assets experience greater then anticipated payments of principal, the Portfolio may fail to recoup some or all of its initial investment in IO securities. For PO securities, accelerated payments of principal will cause a faster than anticipated return of the initial investment resulting in an increased yield to maturity for the security. The market value of these securities is highly sensitive to changes in interest rates.

     TBAs -- The Portfolio may purchase securities on a to-be-announced ("TBA") basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that their value at delivery may be more or less than the trade date purchase price. Although the Portfolio may purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate.

     FINANCIAL FUTURES CONTRACTS -- The Portfolio may enter into futures contracts to hedge against changes in interest rates and securities prices, or to otherwise manage its term structure, sector selections and duration. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Portfolio recognizes a realized gain or loss when the contract is closed.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2008 (CONTINUED)


     OPTIONS CONTRACTS -- The Portfolio may write covered call and put options on futures, or securities it owns or in which it may invest. Writing put options tends to increase the Portfolio's exposure to the underlying instrument. When the Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future or security transaction to determine the realized gain or loss. The Portfolio, as a writer of an option, has no control over whether the underlying future or security may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the future or security underlying the written option. The Portfolio may not be able to enter into a closing transaction because of an illiquid market.

     The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio's exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio's exposure to the underlying instrument. The Portfolio pays a premium which is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future or security transaction to determine the realized gain or loss.

     SWAP AGREEMENTS -- The Portfolio may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from independent market makers and the change, if any, is recorded as unrealized gain or loss in the statement of operations. Net payments of interest are recorded as realized gain or loss.

     SHORT SALES -- The Portfolio may engage in short sales of securities. A short sale is a sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will decline. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the market at a lower price than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss to the Portfolio. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

     REPURCHASE AGREEMENTS -- Money market instruments may be purchased subject to the seller's agreement to repurchase them at an agreed-upon date and price. The seller will be required on a daily basis to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller. The agreements are conditioned upon the collateral being deposited under the Federal Reserve Book Entry System or with the Portfolio's custodian or a third party sub-custodian.

     REVERSE REPURCHASE AGREEMENTS -- The Portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio's outstanding shares.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2008 (CONTINUED)


2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.48% of the Portfolio's average daily net assets. BSAM is voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Portfolio's total annual portfolio operating expenses excluding interest expense to 0.60% of the Portfolio's average daily net assets. The fee waiver and expense reimbursement are not contractual, and can be terminated at any time. For the year ended August 31, 2008, investment advisory fees were $707,505, of which $271,224 was waived by the Adviser.

     On March 16, 2008, JPMorgan Chase & Co. ("JPMC") announced that it had agreed to acquire BSAM's parent company, The Bear Stearns Companies Inc. ("Bear Stearns"). JPMC and Bear Stearns advised the Company that they believed that by virtue of certain of its terms and conditions, the execution and delivery of the Agreement and Plan of Merger between JPMC and Bear Stearns may be deemed to have resulted in a change in control of BSAM. This change in control constituted an "assignment" (as defined in the Investment Company Act) of the Advisory Agreement between the Portfolio and BSAM, resulting in its automatic termination. Pursuant to a no-action letter issued by the Securities and Exchange Commission to JPMC and BSAM on March 16, 2008, BSAM was permitted to continue to serve as investment adviser to the Portfolio for a 10-day period following the change in control, provided that the Board of Directors of the Company (the "Board") promptly took action to approve an interim advisory agreement with BSAM pursuant to certain provisions of the Investment Company Act.

     On March 26, 2008, the Board approved, and the Portfolio entered into, an interim investment advisory agreement with BSAM (the "Interim Agreement") that was identical in all material respects to the terminated Advisory Agreement except that (1) the Interim Agreement would continue until the earlier of August 24, 2008 or the effective date of a new investment advisory agreement approved by the shareholders of the Portfolio and (2) the Interim Agreement could be terminated by the Portfolio or its shareholders on 10 days prior written notice to the Adviser. On May 8, 2008, the Board approved a new investment advisory agreement with BSAM (the "New Advisory Agreement"), subject to shareholder approval, that was identical in all material respects to the terminated Advisory Agreement. The New Advisory Agreement was approved by the unanimous written consent of the shareholders of the Portfolio on August 12, 2008, whereupon the New Advisory Agreement went into effect.

     JPMC's acquisition of Bear Stearns was completed on May 30, 2008.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Portfolio. Effective July 14, 2008, PFPC and PFPC Worldwide Inc. changed their name to PNC Global Investment Servicing (U.S.), Inc. ("PNC") and PNC Global Investment Servicing, Inc., respectively. For providing administration and accounting services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.08% of the Portfolio's first $250 million of average daily net assets; 0.06% of the next $250 million of average daily net assets; and 0.04% of the average daily net assets in excess of $500 million. For the year ended August 31, 2008, PNC's administration and accounting services fees were $181,886.

     PNC voluntarily agreed to waive a portion of its administration and accounting services fees for the Portfolio. For the year ended August 31, 2008, $21,563 was waived by PNC.

     Included in the administration and accounting fees, shown above, are fees for providing regulatory administration services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio in proportion to its net assets of the RBB Funds.

     In addition, PNC serves as the Portfolio's transfer and dividend disbursing agent. For providing transfer agent services, PNC is entitled to receive an annual fee of $25,000, paid monthly, plus out-of-pocket expenses. For the year ended August 31, 2008, PNC transfer agency fees were $47,130.

     PFPC Trust Company provides certain custodial services to the Portfolio. PFPC Trust Company is a wholly-owned subsidiary of PNC Global Investment Servicing, Inc. As compensation for such custodial services, PFPC Trust Company is entitled to receive a monthly fee equal to an annual rate of 0.01% of the first $250 million of the Portfolio's average daily gross assets; 0.0075% of the next $250 million of the Portfolio's average daily gross assets; and 0.005% of the Portfolio's average daily gross assets over $500 million. There is a minimum monthly fee of $1,200 for the Portfolio, exclusive of transaction charges and out-of-pocket expenses charged to the Portfolio. For the year ended August 31, 2008, PFPC Trust Company's custodian fees were $52,215.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2008 (CONTINUED)


     PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PNC Global Investment Servicing, Inc., provides certain administrative services to the Portfolio. As compensation for such administrative services, PFPC Distributors is entitled to receive a fee paid by PNC from the fees PNC receives from the Portfolio pursuant to the Administration and Accounting Services Agreement.

     The Portfolio will not pay PNC or PNC's affiliates at a later time for any amounts waived or any amounts assumed.

     As of August 31, 2008, the Portfolio owed PNC and its affiliates $36,692 for their services, which is included as a component of accrued expenses and other liabilities on the accompanying Statement of Assets and Liabilities.

3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments and including TBA securities) of the Portfolio were as follows:

                                            PURCHASES                 SALES
                                           ------------           ------------
     Investment Securities.............    $302,440,864           $315,973,315

4.   CAPITAL STOCK TRANSACTIONS

     As of August 31, 2008, the Portfolio had 100,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares for the respective periods were as follows:


                                              FOR THE                     FOR THE PERIOD
                                            YEAR ENDED                  DECEMBER 19, 2006*
                                         AUGUST 31, 2008                TO AUGUST 31, 2007
                                  ---------------------------     ---------------------------
                                    SHARES           VALUE          SHARES           VALUE
                                  ----------     ------------     ----------     ------------
Sales..........................           --     $         --     15,858,652     $159,001,000
Reinvestments..................      413,514        4,001,676        392,553        3,928,597
Redemptions....................   (2,119,938)     (20,648,191)          (101)          (1,016)
                                  ----------     ------------     ----------     ------------
Net Increase (Decrease)........   (1,706,424)    $(16,646,515)    16,251,104     $162,928,581
                                  ==========     ============     ==========     ============

----------------
*  Commencement of operations.

     As of August 31, 2008, the Fund had individual shareholder accounts, which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

                                    % OF SHARES           NUMBER OF
                                    OUTSTANDING           ACCOUNTS
                                    -----------           ---------
                                       99.5%                  5

5.   FEDERAL INCOME TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

     At  August  31,  2008,   federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Portfolio were as follows:

           FEDERAL TAX     UNREALIZED      UNREALIZED     NET UNREALIZED
              COST        APPRECIATION    DEPRECIATION     DEPRECIATION
           ------------   ------------   -------------    --------------
           $164,954,350     $2,892,444    $(17,300,057)    $(14,407,613)

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2008 (CONCLUDED)


     The following permanent differences as of August 31, 2008, attributable to swap and paydown adjustments, were reclassified to the following accounts:

                                   DISTRIBUTIONS IN
                                       EXCESS OF          ACCUMULATED NET
                                NET INVESTMENT INCOME   REALIZED GAIN (LOSS)
                                ---------------------   --------------------
                                       $68,995                $(68,995)

     As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                    UNDISTRIBUTED          UNDISTRIBUTED
                                   ORDINARY INCOME        LONG-TERM GAINS
                                   ---------------        ---------------
                                      $321,936                $  --

     As of August 31, 2008, the Fund had capital loss carryforwards of $1,518,099 available to offset future capital gains. The capital loss carryforwards will expire in 2015 ($685,873) and 2016 ($832,226) if they are not utilized by future capital gains.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2008, the Fund incurred no post-October capital losses.

     The federal income tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                   AUGUST 31, 2008        AUGUST 31, 2007
                                   ---------------        ---------------
     Ordinary income                 $8,440,223             $5,618,485
     Long-term capital gains                 --                     --

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

6.   NEW ACCOUNTING PRONOUNCEMENTS

     In September 2006, FASB issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although still in the process of evaluating the impact, if any, upon adoption of the standard, management believes there will be no material impact on the Portfolio other than enhanced disclosures.

     In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, the Adviser is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of The RBB Fund, Inc.:


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bear Stearns CUFS(R) MLP Mortgage Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and financial highlights for the period December 19, 2006 (commencement of operations) through August 31, 2007 were audited by other independent accountants whose report dated October 21, 2007 expressed an unqualified opinion on those statements.



/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 29, 2008

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                OTHER INFORMATION
                                   (UNAUDITED)


PROXY VOTING

     Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Bear Stearns CUFS(R) MLP Mortgage Portfolio at (800) 519-CUFS (2837) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

     The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the approval of a new investment advisory agreement between BSAM and the Company (the "New Advisory Agreement") on behalf of the Bear Stearns CUFS(R) MLP Mortgage Portfolio (the "Portfolio") at a meeting of the Board held on May 8, 2008. At this meeting, the Board considered that the Portfolio was currently operating under an interim advisory agreement in connection with the sale of BSAM's parent company to JPMC. The interim advisory agreement stipulates that any advisory fees will be collected and held in escrow until the approval of a new investment advisory agreement. The Board's decision to approve the Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Agreement, the Board considered information provided by BSAM with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the approval of the New Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from BSAM mailed in advance of the meeting that addressed most, if not all, of the factors listed below. BSAM also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of BSAM's services provided to the Portfolio; (ii) descriptions of the experience and qualifications of the personnel providing those services;
(iii) BSAM's investment philosophies and processes; (iv) BSAM's assets under management and client descriptions; (v) BSAM's trade allocations policies; (vi) the current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) compliance procedures; (viii) BSAM's financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report comparing the Portfolio's proposed advisory fees and expenses to those of its peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark index and peer group. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     During the course of their deliberations, the Directors, meeting in executive session, reached the following conclusions, among others, regarding the Portfolio and its new Advisory Agreement. The Directors considered that the Portfolio's actual total expenses and contractual advisory fees (including waivers) each were comparable to the median of its Lipper peer group. It was further considered by the Directors that BSAM has voluntarily agreed to continue to waive its advisory fee and reimburse expenses to limit total annual operating expenses of the Portfolio to 0.60% of its assets. The Directors noted that the Portfolio's performance ranked below the median for the one-year period ended February 29, 2008 and also fell short of the performance of the Portfolio's benchmark.

     The Directors then determined that the nature, extent and quality of services provided by BSAM in advising the Portfolio were satisfactory. The Directors concluded that BSAM does not derive any other compensation or benefits from advising the Portfolio. The Directors noted that BSAM does not engage in soft dollar transactions with respect to the Portfolio and concluded that its methods for selecting brokers seemed reasonable. The Directors, including all of the Independent Directors, concluded that the advisory fee structure was reasonable and determined that the New Advisory Agreement be approved for a period ending August 16, 2009.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          OTHER INFORMATION (CONCLUDED)
                                   (UNAUDITED)



CHANGE IN ACCOUNTANT

     Deloitte & Touche LLP has served as the independent registered public accounting firm to the Portfolio since the Portfolio's inception on December 19, 2006. On May 30, 2008, JPMC completed the acquisition of Bear Stearns, the parent of BSAM. Shortly thereafter, Deloitte & Touche LLP informed the Portfolio that, in light of its relationships with JPMC, it may not be able to continue to qualify to serve as the Portfolio's independent registered public accounting firm and may need to resign. Accordingly, on September 4, 2008, the Audit Committee of the Company recommended, and the full Board of Directors approved, the appointment of PricewaterhouseCoopers LLP as the Portfolio's independent registered public accounting firm. Deloitte & Touche LLP's reports on the Portfolio's financial statement as of August 31, 2007 and August 31, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended August 31, 2007 and August 31, 2006 and for the interim period ended February 29, 2008, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The federal income tax character of distributions paid during the year ended August 31, 2008 was as follows:

     Ordinary income                  $8,440,223
     Long-term capital gains                  --


     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2009.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequence of their investment in the Fund.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling 1-800-519-CUFS (2837).



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano     Director          2006 to present   Consultant, financial services         19        Kalmar Pooled
103 Bellevue Parkway                                         organizations from 1997 to                       Investment Trust;
Wilmington, DE 19809                                         present.                                         (registered investment
DOB: 03/7/43                                                                                                  company) WT Mutual
                                                                                                              Fund; (registered
                                                                                                              investment company)
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay         Director          1988 to present   Retired; Vice President, Fox           19        None
103 Bellevue Parkway                                         Chase Cancer Center
Wilmington, DE 19809                                         (biomedical research and
DOB: 12/06/35                                                medical care) (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman       Chairman          2005 to present   Director, Gabelli Group                19        None
103 Bellevue Parkway                                         Capital Partners, L.P. (an
Wilmington, DE 19809     Director          1991 to present   investment partnership) from
DOB: 5/21/48                                                 2000 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent          Director          2006 to present   Dean and Professor of Law,             19        WT Mutual Funds
103 Bellevue Parkway                                         Villanova University School of                   (registered investment
Wilmington, DE 19809                                         Law since July 1997; Member,                     company) 25 Portfolios
DOB: 4/28/51                                                 Board of Directors, New York
                                                             Stock Exchange, Inc.
                                                             (2006-present); Member Board
                                                             of Governors, Financial
                                                             Industry Regulatory Authority,
                                                             Inc. (2007-present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg      Director          1991 to present   Since 1974, Chairman, Director        19         MTI Holding Group,
103 Bellevue Parkway                                         and President, MTI Holding                       Inc. (formerly known
Wilmington, DE 19809                                         Group, Inc. (formerly known as                   as Moyco Technologies,
DOB: 3/24/34                                                 Moyco Technologies, Inc.)                        Inc.)
                                                             (manufacturer of precision
                                                             coated and industrial
                                                             abrasives). Since 1999,
                                                             Director, Pennsylvania
                                                             Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere      Director          2006 to present   Member, New York State                19         Reich and Tang Group
103 Bellevue Parkway                                         Assembly (1981-2004); Founding                   (asset management);
Wilmington, DE 19809                                         Partner, Straniere Law Firm                      The SPARX Asia Funds
DOB: 3/28/41                                                 (1980 to date); Partner,                         (registered investment
                                                             Gotham Strategies (consulting                    company)
                                                             firm) (2005 to date); Partner,
                                                             The Gotham Global Group
                                                             (consulting firm) (2005 to
                                                             date); President, The New York
                                                             City Hot Dog Company (2005 to
                                                             date); and Partner,
                                                             Kanter-Davidoff (law firm)
                                                             (2006 to present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky        Director          1988 to present   Since 1969, Director and Vice         19         Comcast Corporation;
103 Bellevue Parkway                                         Chairman, Comcast Corporation                    AMDOCS Limited
Wilmington, DE 19809                                         (cable television and                            (service provider to
DOB: 7/16/33                                                 communications).                                 telecommunications
                                                                                                              companies)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky         Director          1991 to present   Since July 2002, Senior Vice          19         Kensington Funds
103 Bellevue Parkway                                         President and prior thereto,                     (registered investment
Wilmington, DE 19809                                         Executive Vice President of                      company) 6 Portfolios
DOB: 4/16/38                                                 Oppenheimer & Co., Inc.,
                                                             formerly Fahnestock & Co.,
                                                             Inc. (a registered
                                                             broker-dealer). Since November
                                                             2004, Director of Kensington
                                                             Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall       Director          2002 to present   Director of Haydon Bolts, Inc.        19         Cornerstone Bank
103 Bellevue Parkway                                         (bolt manufacturer) and
Wilmington, DE 19809                                         Parkway Real Estate Company
DOB: 9/25/38                                                 (subsidiary of Haydon Bolts,
                                                             Inc.) since 1984; and Director
                                                             of Cornerstone Bank since
                                                             March 2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                          FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED                  5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach          President         1991 to present   Certified Public Accountant;           N/A                 N/A
103 Bellevue Parkway        and                 and          Director, Fox Chase Cancer
Wilmington, DE 19809     Treasurer         1988 to present   Center; Trustee Emeritus,
DOB: 6/29/24                                                 Pennsylvania School for the
                                                             Deaf; Trustee Emeritus,
                                                             Immaculata University;
                                                             Managing General Partner,
                                                             President since 2002,
                                                             Treasurer since 1981 and Chief
                                                             Compliance Officer since
                                                             September 2004 of Chestnut
                                                             Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers          Secretary         2007 to present   Since 2005, Vice President and         N/A                 N/A
301 Bellevue Parkway                                         Counsel, PNC Global Investment
2nd Floor                                                    Servicing (U.S.), Inc.
Wilmington, DE 19809                                         (financial services company);
DOB: 7/28/74                                                 Associate, Stradley, Ronon,
                                                             Stevens & Young, LLC (law
                                                             firm) from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,            Chief           2004 to present   President, Vigilant Compliance         N/A                 N/A
Esquire, CPA             Compliance                          Services since 2004; Senior
Vigilant Compliance       Officer                            Legal Counsel, PNC Global
Services                                                     Investment Servicing (U.S.),
186 Dundee Drive,                                            Inc. from 2002 to 2004.
Suite 700
Williamstown, NJ 08094
DOB: 12/25/62
------------------------------------------------------------------------------------------------------------------------------------

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO
                                 PRIVACY NOTICE


     THE BEAR STEARNS CUFS(R) MLP MORTGAGE PORTFOLIO of The RBB Fund, Inc. (the "Portfolio") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

     In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o  Information about your transactions with the Portfolio.

     We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Portfolio may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint
marketing   agreements  who  may  suggest  additional  Fund  services  or  other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     You can be assured that the Portfolio considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

     If you have any questions or comments about our privacy practices, please call us at 866-414-2837.

                            BEAR STEARNS CUFS(R) MLP
                               MORTGAGE PORTFOLIO



                               INVESTMENT ADVISER
                               ------------------
                       Bear Stearns Asset Management Inc.
                                 237 Park Avenue
                               New York, NY 10017


                                  ADMINISTRATOR
                                  -------------
                  PNC Global Investment Servicing (U.S.), Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809


                                 TRANSFER AGENT
                                 --------------
                  PNC Global Investment Servicing (U.S.), Inc.
                              301 Bellevue Parkway
                              Wilmington, DE 19809


                              PRINCIPAL UNDERWRITER
                              ---------------------
                             PFPC Distributors, Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406


                                    CUSTODIAN
                                    ---------
                               PFPC Trust Company
                               8800 Tinicum Blvd.
                                    Suite 200
                             Philadelphia, PA 19153


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                  ---------------------------------------------
                           PricewaterhouseCoopers LLP
                         Two Commerce Square, Suite 1700
                               2001 Market Street
                             Philadelphia, PA 19103


                                  LEGAL COUNSEL
                                  -------------
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                             Philadelphia, PA 19103

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


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


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

[GRAPHIC OMITTED]
     BEAR
   STEARNS


[GRAPHIC OMITTED]




                   BEAR STEARNS CUFS(R) MLP MORTGAGE PORTFOLIO
                                       OF
                               The RBB Fund, Inc.






                                  ANNUAL REPORT

                                 August 31, 2008






This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Portfolio.

                               [GRAPHIC OMITTED]
                               MARVIN & PALMER(R)
                                ASSOCIATES, INC.
                            GLOBAL EQUITY MANAGEMENT


                                [GRAPHIC OMITTED]
                                 MARVIN & PALMER
                                    LARGE CAP
                                   GROWTH FUND
                              of the RBB Fund, Inc.


                                  ANNUAL REPORT
                                 August 31, 2008




THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE FUND. SHARES OF THE FUND ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2008
                                   (UNAUDITED)


DEAR FELLOW SHAREHOLDER:

     During the period from September 1, 2007 through August 31, 2008 the Fund declined 8.6%. It underperformed the Russell 1000(R) Growth Index which was down 6.8% for the same period.


INVESTMENT CLIMATE AND OUTLOOK

     Equity markets were extremely volatile during this period. The credit crisis that has been simmering since August of 2007 has now become full blown. As a result, U.S. markets have become dysfunctional and activity has become disconnected from fundamentals. While the U.S. financial crisis has expanded to the rest of the world, short lived relief rallies have been stymied by more severe downturns. In addition, concerns remain focused around the health of the American consumer, as home values continue to decline. The debate between a shallow economic slowdown and a sharper recession seems decidedly in favor of the sharper recession.

     The shutdown in the credit markets has had a negative impact on our economic outlook. The demise of the current banking model will have long lasting implications for that industry, and the de-leveraging process that has begun will take some time to unwind. The consequences of these events will impact economic growth as consumers retrench and corporations adjust capital spending accordingly. The unprecedented wealth destruction that has occurred will also have a considerable psychological impact on investor sentiment. There is no doubt that the world will change as a result of what is being called "the worst credit crisis of this generation".

     We believe the market is likely nearing an end to its year-long correction, but the culmination of the correction can be a very volatile and violent process. It is unclear which sectors will lead the market coming out of the correction, but we think the market is likely to pay a premium for earnings predictability.


INVESTMENT REVIEW AND PORTFOLIO STRATEGY

     The Marvin & Palmer Large Cap Growth Fund underperformed the Russell 1000(R) Growth Index but outperformed the broader S&P 500(R) Index during the one year ended August 31, 2008. The Fund's underperformance was driven by a combination of stock selection and sector allocation. Stock selection that was particularly strong in the final four months of 2007 reversed itself in the remaining eight months of the period. The information technology, consumer staples and energy sectors were negative contributors to the Fund, while stock selection in the materials sector was the largest positive contributor.

     We believe a more balanced portfolio is appropriate at this time. Looking forward, current policies and actions should be sufficient to get the credit markets working again. The financial industry will see further consolidation as weaker institutions are acquired or disappear, but those that survive will be stronger. Credit analysis will become more important and will protect against a reoccurrence of past mistakes. All of this has led us to emphasize the more defensive areas of the market. The Fund's weightings in the materials and energy sectors have been neutralized. As a result, we have added to the healthcare, consumer staples and consumer discretionary sectors where relative strength has started to develop.

     We appreciate your support and confidence in our firm's investment philosophy, process and people. Please let us know if there is any way we can improve your experience with us.




David F. Marvin, CFA
Chairman
Marvin & Palmer Associates, Inc.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                  ANNUAL REPORT
                                 AUGUST 31, 2008
                                   (UNAUDITED)


             Comparison of Change in Value of $10,000 Investment in
                Marvin & Palmer vs. Russell 1000(R) Growth Index


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:


                         Marvin & Palmer         Russell 1000(R) Growth Index
                         ---------------         -------------------------
7/2/07                        $10,000                    $10,000
7/31/07                         9,930                      9,845
8/31/07                        10,200                     10,002
9/30/07                        11,110                     10,421
10/31/07                       11,920                     10,775
11/30/07                       11,280                     10,378
12/31/07                       11,743                     10,341
1/31/08                        10,012                      9,534
2/29/08                         9,782                      9,345
3/31/08                         9,762                      9,288
4/30/08                        10,322                      9,775
5/31/08                        10,682                     10,134
6/30/08                        10,362                      9,404
7/31/08                         9,572                      9,226
8/31/08                         9,322                      9,325


This chart assumes a hypothetical $10,000 initial investment in the Fund made on June 29, 2007 (inception) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 1000(R) Growth Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.


--------------------------------------------------------------------------------
        Average Annual Total Returns for the Period Ended August 31, 2008


                                                              SINCE
                                                ONE YEAR    INCEPTION*
                                                --------    ----------

  LARGE CAP GROWTH FUND                          (8.61)%      (5.81)%

  RUSSELL 1000(R) GROWTH INDEX                   (6.77)%      (5.93)%

  * INCEPTION DATE JUNE 29, 2007.

--------------------------------------------------------------------------------

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 1-877-821-2117. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE PERFORMANCE QUOTED REFLECTS FEE WAIVERS IN EFFECT AND WOULD HAVE BEEN LESS IN THEIR ABSENCE. THE FUND'S GROSS ANNUAL OPERATING EXPENSE RATIO, AS STATED IN THE CURRENT PROSPECTUS, IS 3.93% AND THE FUND'S NET OPERATING EXPENSE RATIO IS 0.80%. THE EXPENSE RATIO IS CONTRACTUALLY CAPPED AT 0.80% THROUGH DECEMBER 31, 2008, WITHOUT WHICH PERFORMANCE WOULD HAVE BEEN LESS. THIS CAP CAN BE DISCONTINUED AT ANY TIME AFTER DECEMBER 31, 2008.

THE FUND'S TOTAL RETURNS SINCE INCEPTION ARE BASED ON A CHANGE IN NET ASSET VALUE FROM $10.00 PER SHARE ON JUNE 29, 2007 (INCEPTION) TO $9.32 PER SHARE ON AUGUST 31, 2008.

PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                             FUND EXPENSE DISCLOSURE
                                 AUGUST 31, 2008
                                   (UNAUDITED)


     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2008 through August 31, 2008, and held for the entire period.


ACTUAL EXPENSES

     The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                             LARGE CAP GROWTH FUND
                                                  ------------------------------------------------------------------
                                                  BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE    EXPENSES PAID
                                                       MARCH 1, 2008             AUGUST 31, 2008      DURING PERIOD*
                                                  -----------------------     --------------------    --------------
  Actual                                                 $1,000.00                  $  953.00              $3.93
  Hypothetical (5% return before expenses)                1,000.00                   1,021.06               4.07

----------------
* Expenses are equal to an annualized six-month expense ratio of 0.80% for the Fund which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 366 to reflect the one-half year period. The Fund's ending account values on the first line in each table are based on the actual six-month total return for the Fund of (4.70)%.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                 AUGUST 31, 2008
                                   (UNAUDITED)


                                           % of Net
                                            Assets          Value
                                           --------      ------------
Domestic Common Stocks:
  Energy................................     14.1%       $ 4,048,607
  Technology Hardware & Equipment.......     12.6          3,637,384
  Pharmaceuticals, Biotechnology &
    Life Sciences.......................     11.3          3,253,426
  Capital Goods.........................     10.2          2,929,211
  Software & Services...................      7.6          2,195,221
  Retailing.............................      6.8          1,956,735
  Materials.............................      6.0          1,733,641
  Food & Staples Retailing..............      5.7          1,624,652
  Transportation........................      5.5          1,595,538
  Food, Beverages & Tobacco.............      4.1          1,173,910
  Health Care Equipment & Services......      3.7          1,072,209
  Semiconductors & Semiconductors
    Equipment...........................      2.7            775,059
  Diversified Financials................      2.6            747,627
  Utilities.............................      1.4            397,271
  Consumer Durables & Apparel...........      1.3            384,874
  Media.................................      0.8            216,036
Temporary Investment....................      5.8          1,664,349
Liabilities in Excess of Other Assets...     (2.2)          (625,523)
                                            -----        -----------
NET ASSETS..............................    100.0%       $28,780,227
                                            =====        ===========

----------
  Portfolio holdings are subject to change at any time.


    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 2008


                                                       Shares        Value
                                                       ------     -----------
DOMESTIC COMMON STOCKS -- 96.4%
CAPITAL GOODS -- 10.2%
Caterpillar, Inc. ..............................        5,000     $   353,650
Danaher Corp. ..................................        3,800         309,966
Emerson Electric Co. ...........................        6,690         313,092
Fluor Corp. ....................................        6,500         520,845
General Dynamics Corp. .........................        5,780         533,494
ITT Corp. ......................................        5,900         376,125
Jacobs Engineering Group, Inc.* ................        3,870         285,683
Quanta Services, Inc. ..........................        7,400         236,356
                                                                  -----------
                                                                    2,929,211
                                                                  -----------
CONSUMER DURABLES & APPAREL -- 1.3%
NIKE, Inc. .....................................        6,350         384,874
                                                                  -----------
DIVERSIFIED FINANCIALS -- 2.6%
Northern Trust Corp. ...........................        9,300         747,627
                                                                  -----------
ENERGY -- 14.1%
Apache Corp. ...................................        2,250         257,355
Halliburton Co. ................................       18,900         830,466
National Oilwell Varco, Inc.* ..................        8,300         611,959
Patterson-UTI Energy, Inc. .....................       14,200         403,564
Schlumberger Ltd. ..............................        6,300         593,586
Weatherford International Ltd.* ................       22,100         852,618
XTO Energy, Inc. ...............................        9,900         499,059
                                                                  -----------
                                                                    4,048,607
                                                                  -----------
FOOD & STAPLES RETAILING -- 5.7%
Costco Wholesale Corp. .........................        8,900         596,834
Wal-Mart Stores, Inc. ..........................       17,400       1,027,818
                                                                  -----------
                                                                    1,624,652
                                                                  -----------
FOOD, BEVERAGES & TOBACCO -- 4.1%
General Mills, Inc. ............................       13,100         866,958
Heinz (H.J.) Co. ...............................        6,100         306,952
                                                                  -----------
                                                                    1,173,910
                                                                  -----------
HEALTH CARE EQUIPMENT & SERVICES -- 3.7%
Baxter International, Inc. .....................        8,200         555,632
Thermo Fisher Scientific, Inc.* ................        8,530         516,577
                                                                  -----------
                                                                    1,072,209
                                                                  -----------
MATERIALS -- 6.0%
Monsanto Co. ...................................       10,400       1,188,200
Mosaic Co., (The)* .............................        5,110         545,441
                                                                  -----------
                                                                    1,733,641
                                                                  -----------
MEDIA -- 0.8%
Comcast Corp. ..................................       10,200         216,036
                                                                  -----------
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 11.3%
Celgene Corp.* .................................       14,200         984,060
Genzyme Corp.* .................................        4,100         321,030
Gilead Sciences, Inc.* .........................       20,540       1,082,047
Johnson & Johnson ..............................       12,300         866,289
                                                                  -----------
                                                                    3,253,426
                                                                  -----------


                                                       Shares        Value
                                                       ------     -----------

RETAILING -- 6.8%
Amazon.com, Inc.* ..............................        6,220     $   502,638
Kohl's Corp. ...................................       11,100         545,787
Urban Outfitters, Inc.* ........................       25,500         908,310
                                                                  -----------
                                                                    1,956,735
                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.7%
Broadcom Corp. .................................       17,100         411,426
Intel Corp.* ...................................       15,900         363,633
                                                                  -----------
                                                                      775,059
                                                                  -----------
SOFTWARE & SERVICES -- 7.6%
Activision Blizzard, Inc. ......................       11,000         361,020
Oracle Corp.* ..................................       52,000       1,140,360
Symantec Corp. .................................       31,100         693,841
                                                                  -----------
                                                                    2,195,221
                                                                  -----------
TECHNOLOGY HARDWARE & EQUIPMENT -- 12.6%
Amphenol Corp., Class A ........................        5,700         270,864
Apple, Inc.* ...................................        2,150         364,490
Cisco Systems, Inc.* ...........................       11,200         269,360
FLIR Systems, Inc.* ............................        5,200         185,640
International Business Machines Corp. ..........       10,500       1,278,165
QUALCOMM, Inc. .................................       24,100       1,268,865
                                                                  -----------
                                                                    3,637,384
                                                                  -----------
TRANSPORTATION -- 5.5%
CSX Corp. ......................................        5,600         362,208
Union Pacific Corp. ............................       14,700       1,233,330
                                                                  -----------
                                                                    1,595,538
                                                                  -----------
UTILITIES -- 1.4%
Exelon Corp. ...................................        5,230         397,271
                                                                  -----------
  TOTAL DOMESTIC COMMON STOCKS
    (Cost $26,707,568)..........................                   27,741,401
                                                                  -----------
TEMPORARY INVESTMENT -- 5.8%
PNC Bank Money Market Account
  1.94%, 09/02/08...............................    1,664,349       1,664,349
                                                                  -----------
  TOTAL TEMPORARY INVESTMENT
    (Cost $1,664,349)...........................                    1,664,349
                                                                  -----------
TOTAL INVESTMENTS -- 102.2%
    (Cost $28,371,917)..........................                   29,405,750
                                                                  -----------
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (2.2)%......................                     (625,523)
                                                                  -----------
NET ASSETS -- 100.0%............................                  $28,780,227
                                                                  ===========

----------
*Non-income producing.


    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2008


ASSETS
   Investments, at value (cost $28,371,917) ....................    $29,405,750
   Receivable from Investment Adviser ..........................         32,091
   Dividends receivable ........................................         37,296
   Prepaid expenses ............................................         14,974
                                                                    -----------
      Total assets .............................................     29,490,111
                                                                    -----------
LIABILITIES
   Payable for investments purchased ...........................        654,829
   Accrued advisory fee ........................................         12,500
   Accrued expenses payable ....................................         42,555
                                                                    -----------
      Total liabilities ........................................        709,884
                                                                    -----------
NET ASSETS
   Capital stock, $0.001 par value .............................          3,087
   Additional paid-in capital ..................................     31,847,123
   Undistributed net investment income .........................         27,731
   Accumulated net realized loss from investments ..............     (4,131,547)
   Net unrealized appreciation on investments ..................      1,033,833
                                                                    -----------
   Net assets ..................................................    $28,780,227
                                                                    ===========
   Shares outstanding ..........................................      3,086,519
   Net asset value, offering and redemption price per share ....    $      9.32
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                             STATEMENT OF OPERATIONS


                                                                            FOR THE
                                                                           YEAR ENDED
                                                                        AUGUST 31, 2008
                                                                        ---------------
INVESTMENT INCOME
   Dividends .........................................................    $   208,885
                                                                          -----------
      Total investment income ........................................        208,885
                                                                          -----------
EXPENSES
   Administration and accounting fees ................................        164,474
   Advisory fees .....................................................        147,187
   Transfer agent out of pocket fees .................................         45,475
   Professional fees .................................................         38,020
   Printing and shareholder reporting fees ...........................         28,883
   Registration and filing fees ......................................         21,874
   Directors' and officers' fees .....................................         17,215
   Custodian transaction and out of pocket fees ......................          6,152
   Other expenses ....................................................          4,368
                                                                          -----------
      Total expenses before waivers and reimbursements ...............        473,648
      Less: waivers and reimbursements ...............................       (292,494)
                                                                          -----------
   Net expenses ......................................................        181,154
                                                                          -----------
   Net investment income .............................................         27,731
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
   Net realized loss from investments ................................     (3,802,964)
   Net change in unrealized appreciation/(depreciation) on investments        335,586
                                                                          -----------
   Net realized and unrealized loss from investments .................     (3,467,378)
                                                                          -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................    $(3,439,647)
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                       STATEMENTS OF CHANGES IN NET ASSETS



                                                                               FOR THE YEAR         FOR THE PERIOD
                                                                                   ENDED            JUNE 29, 2007*
                                                                              AUGUST 31, 2008     TO AUGUST 31, 2007
                                                                              ---------------     ------------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income ................................................       $    27,731           $     3,604
   Net realized loss from investments ...................................        (3,802,964)             (328,583)
   Net change in unrealized appreciation/(depreciation) on investments...           335,586               698,247
                                                                                -----------           -----------
   Net increase/(decrease) in net assets resulting from operations ......        (3,439,647)              373,268
                                                                                -----------           -----------
LESS DIVIDENDS TO SHAREHOLDERS:
   Net investment income ................................................            (3,604)                   --
                                                                                -----------           -----------
Increase in net assets derived from capital share transactions(1) .......        16,940,094            14,910,116
                                                                                -----------           -----------
      Total increase in net assets ......................................        13,496,843            15,283,384
NET ASSETS
   Beginning of period ..................................................        15,283,384                    --
                                                                                -----------           -----------
   End of period (including undistributed net investment income of
   $27,731 and $3,604, respectively) ....................................       $28,780,227           $15,283,384
                                                                                ===========           ===========

----------------
*   Commencement of Operations.
(1) See Note 4 in the Notes to Financial Statements.


    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                                         FOR THE YEAR       FOR THE PERIOD
                                                                                             ENDED          JUNE 29, 2007*
                                                                                       AUGUST 31, 2008    TO AUGUST 31, 2007
                                                                                       ---------------    ------------------
PER SHARE OPERATING PERFORMANCE(4)
Net asset value, beginning of period ..............................................        $  10.20            $ 10.00
                                                                                           --------            -------
Net investment income .............................................................            0.01                 --(2)
Net realized and unrealized gain/(loss) on investments ............................           (0.89)              0.20
                                                                                           --------            -------
Net increase/(decrease) in net assets resulting from operations ...................           (0.88)              0.20
                                                                                           --------            -------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .............................................................              --(2)              --
                                                                                           --------            -------
Net asset value, end of period ....................................................        $   9.32            $ 10.20
                                                                                           ========            =======
Total investment return(1) ........................................................         (8.61)%              2.00%

RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .........................................        $ 28,780            $15,283
Ratio of expenses to average net assets ...........................................           0.80%              0.80%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements            2.09%              3.93%(3)
Ratio of net investment income to average net assets ..............................           0.12%              0.21%(3)
Portfolio turnover rate ...........................................................         252.37%             28.70%

----------------
*   Commencement of Operations.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2) Less than $0.005 per share.
(3) Annualized.
(4) Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.


    The accompanying notes are an integral part of the financial statements.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2008


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Marvin & Palmer Large Cap Growth Fund (the "Fund"), which commenced investment operations on June 29, 2007.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.073 billion are currently classified into one hundred and twenty classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- The Fund's net asset value ("NAV") is calculated once daily at the close of regular trading hours on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are amortized to maturity based on their cost. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company's Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- The Fund records security transactions based on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. The Fund's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their average net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.


2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Marvin & Palmer Associates, Inc. ("Marvin & Palmer" or the "Adviser") serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. The Adviser has agreed to limit through December 31, 2008 the Fund's total operating expenses to the extent that such expenses exceed 0.80% of the Fund's average daily net assets. This limitation is effected in waivers of advisory fees and reimbursement of expenses exceeding the advisory fee as necessary. If at any time during the first three years the Advisory Agreement is in effect the Fund's total annual operating expenses are less than 0.80% of the Fund's average daily net assets, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund. For the year ended August 31, 2008, investment advisory fees accrued and waived were $147,187 and expenses reimbursed or to be reimbursed by the Adviser were $127,807.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. Administration and accounting fees accrued also include certain Transfer Agent and dividend disbursing agent fees, certain custodian fees and administrative service fees. Effective July 14, 2008, PFPC and PFPC Worldwide Inc. changed their names to PNC Global Investment Servicing (U.S.), Inc. ("PNC") and PNC Global Investment Servicing, Inc., respectively. For providing administrative and accounting services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Fund's first $250 million of average daily net assets; 0.12% of the Fund's next $250 million of average daily net assets; 0.10% of the Fund's next $250 million of average daily net assets; 0.08% of the Fund's next $750 million of average daily net assets; and 0.06% of the Fund's average daily net assets in excess of $1,500 million. There is a minimum monthly fee of $12,500, exclusive of multiple class fees, transaction charges, account fees (if applicable) and out-of-pocket expenses. For the year ended August 31, 2008, PNC's administration and accounting fees were $164,474.

     Included in the administration and accounting fees, shown above, are fees for providing regulatory administration services to RBB. For providing these services, PNC is entitled to receive compensation as agreed to by the Company and PNC. This fee is allocated to each portfolio in proportion to its net assets of the RBB Funds.

     In addition, PNC serves as the Fund's transfer and dividend disbursing agent. For providing transfer agent services, PNC is entitled to receive out of pocket expenses. For the year ended August 31, 2008, PNC's out of pocket transfer agency fees were $45,475.

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PNC Global Investment Servicing, Inc. For the year ended August 31, 2008, PFPC Trust Company received transaction charges and out of pocket expenses of $6,152.

     PFPC Distributors, Inc., ("PFPC Distributors") a wholly-owned subsidiary of PNC Global Investment Servicing, Inc., provides certain administrative services to the Fund. As compensation for such administrative services, PFPC Distributors is entitled to receive a fee paid by PNC from the fees PNC receives from the Fund pursuant to the Administration and Accounting Services Agreement.

     PNC voluntarily agreed to waive a portion of its fees from the Fund. For the year ended August 31, 2008, $17,500 of administration and accounting fees were waived.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


     The Fund will not pay PNC or its affiliates at a later time for any amounts waived or any amounts assumed.

     As of August 31, 2008, the Fund owed PNC and its affiliates $20,223 for their services.


3.   INVESTMENT IN SECURITIES

     For the year ended August 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

                                               PURCHASES          SALES
                                              -----------      -----------
     Investment Securities...............     $65,695,155      $55,115,464


4.    CAPITAL SHARE TRANSACTIONS

     As of August 31, 2008, the Fund has 100,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares were as follows:


                                                                                   FOR THE PERIOD
                                            FOR THE YEAR ENDED                    JUNE 29, 2007* TO
                                              AUGUST 31, 2008                      AUGUST 31, 2007
                                       -------------------------------------------------------------------
                                         SHARES              AMOUNT            SHARES             AMOUNT
                                       ---------         -----------          ---------        -----------
     Sales..........................   2,133,206         $22,756,642          1,507,805        $15,010,116
     Reinvestments..................         309               3,604                 --                 --
     Redemptions ...................    (544,841)         (5,820,152)            (9,960)          (100,000)
                                       ---------         -----------          ---------        -----------
     Net Increase...................   1,588,674         $16,940,094          1,497,845        $14,910,116
                                       =========         ===========          =========        ===========

*    Commencement of Operations.

5.  FEDERAL INCOME TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation of guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Fund's federal tax returns for the fiscal year ended August 31, 2008 and period ended August 31, 2007 remains subject to examination by the Internal Revenue Service.

     At  August  31,  2008,   federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by the Fund were as follows:

         FEDERAL TAX      UNREALIZED       UNREALIZED      NET UNREALIZED
            COST         APPRECIATION     DEPRECIATION      APPRECIATION
        ------------     ------------     ------------     --------------
        $28,487,118       $1,740,630        $(821,998)        $918,632


     As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

                     UNDISTRIBUTED           UNDISTRIBUTED
                    ORDINARY INCOME         LONG-TERM GAINS
                    ---------------         ---------------
                        $27,731                  $ --

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                 AUGUST 31, 2008


     At August 31, 2008, the Fund had $328,738 of capital loss carryforwards expiring on August 31, 2016 available to offset future capital gains. During the year ended August 31, 2008, the Fund did not utilize any capital loss carryforwards.

     Under federal tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended August 31, 2008, the Fund expects to elect to treat post-October capital losses of $3,687,608 as having been incurred in the following fiscal year.

     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.


     The tax character of distributions paid during the year ended August 31, 2008 and the period ended August 31, 2007, were as follows:


                                                                  FISCAL YEAR ENDED        JUNE 29, 2007* -
                                                                   AUGUST 31, 2008          AUGUST 31, 2007
                                                                  -----------------        ----------------
     Ordinary income.................................                     $3,604                  $ --
     Long-term capital gains.........................                         --                    --
                                                                          ------                  ----
     Total distributions.............................                     $3,604                  $ --
                                                                          ======                  ====

*    Commencement of Operations.

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.


6.   NEW ACCOUNTING PRONOUNCEMENTS

     In September 2006, FASB issued Statement of Financial Accounting Standards 157 ("SFAS 157"), Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Although still in the process of evaluating the impact, if any, of SFAS 157 on the Fund, management believes that there will be no material impact on the Fund's financial statements other than enhanced disclosure.

     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives and hedging activities are accounted for, and how derivative instruments and related hedging activities affect a fund's financial performance and financial position. Management is currently evaluating the impact of SFAS 161 on the Fund's financial statement disclosures, if any.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE RBB FUND, INC.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Marvin & Palmer Large Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund") at August 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 29, 2007 (commencement of operations) through August 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
------------------------------
Philadelphia, Pennsylvania

October 29, 2008

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling 877-821-2117.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano     Director          2006 to present   Consultant, financial services        19         Kalmar Pooled
103 Bellevue Parkway                                         organizations from 1997 to                       Investment Trust;
Wilmington, DE 19809                                         present.                                         (registered investment
DOB: 03/7/43                                                                                                  company) WT Mutual
                                                                                                              Fund; (registered
                                                                                                              investment company)
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay         Director          1988 to present   Retired; Vice President, Fox          19         None
103 Bellevue Parkway                                         Chase Cancer Center
Wilmington, DE 19809                                         (biomedical research and
DOB: 12/06/35                                                medical care) (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman       Chairman          2005 to present   Director, Gabelli Group               19         None
103 Bellevue Parkway                                         Capital Partners, L.P. (an
Wilmington, DE 19809     Director          1991 to present   investment partnership) from
DOB: 5/21/48                                                 2000 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent          Director          2006 to present   Dean and Professor of Law,            19         WT Mutual Funds
103 Bellevue Parkway                                         Villanova University School of                   (registered investment
Wilmington, DE 19809                                         Law since July 1997; Member,                     company) 25 Portfolios
DOB: 4/28/51                                                 Board of Directors, New York
                                                             Stock Exchange, Inc.
                                                             (2006-present); Member Board
                                                             of Governors, Financial
                                                             Industry Regulatory Authority,
                                                             Inc. (2007-present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg      Director          1991 to present   Since 1974, Chairman, Director        19         MTI Holding Group,
103 Bellevue Parkway                                         and President, MTI Holding                       Inc. (formerly known
Wilmington, DE 19809                                         Group, Inc. (formerly known as                   as Moyco Technologies,
DOB: 3/24/34                                                 Moyco Technologies, Inc.)                        Inc.)
                                                             (manufacturer of precision
                                                             coated and industrial
                                                             abrasives). Since 1999,
                                                             Director, Pennsylvania
                                                             Business Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere      Director          2006 to present   Member, New York State                19         Reich and Tang Group
103 Bellevue Parkway                                         Assembly (1981-2004); Founding                   (asset management);
Wilmington, DE 19809                                         Partner, Straniere Law Firm                      The SPARX Asia Funds
DOB: 3/28/41                                                 (1980 to date); Partner,                         (registered investment
                                                             Gotham Strategies (consulting                    company)
                                                             firm) (2005 to date); Partner,
                                                             The Gotham Global Group
                                                             (consulting firm) (2005 to
                                                             date); President, The New York
                                                             City Hot Dog Company (2005 to
                                                             date); and Partner,
                                                             Kanter-Davidoff (law firm)
                                                             (2006 to present).
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                           FUND MANAGEMENT (CONTINUED)
                                  (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky        Director          1988 to present   Since 1969, Director and Vice         19         Comcast Corporation;
103 Bellevue Parkway                                         Chairman, Comcast Corporation                    AMDOCS Limited
Wilmington, DE 19809                                         (cable television and                            (service provider to
DOB: 7/16/33                                                 communications).                                 telecommunications
                                                                                                              companies)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky         Director          1991 to present   Since July 2002, Senior Vice          19         Kensington Funds
103 Bellevue Parkway                                         President and prior thereto,                     (registered investment
Wilmington, DE 19809                                         Executive Vice President of                      company) 6 Portfolios
DOB: 4/16/38                                                 Oppenheimer & Co., Inc.,
                                                             formerly Fahnestock & Co.,
                                                             Inc. (a registered
                                                             broker-dealer). Since November
                                                             2004, Director of Kensington
                                                             Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall       Director          2002 to present   Director of Haydon Bolts, Inc.        19         Cornerstone Bank
103 Bellevue Parkway                                         (bolt manufacturer) and
Wilmington, DE 19809                                         Parkway Real Estate Company
DOB: 9/25/38                                                 (subsidiary of Haydon Bolts,
                                                             Inc.) since 1984; and Director
                                                             of Cornerstone Bank since
                                                             March 2004.
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc. is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                           FUND MANAGEMENT (CONCLUDED)
                                  (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE        PRINCIPAL OCCUPATION(S)       PORTFOLIOS IN           OTHER
    NAME, ADDRESS,       POSITION(S) HELD  AND LENGTH OF              DURING PAST              FUND COMPLEX         DIRECTORSHIPS
  AND DATE OF BIRTH         WITH FUND      TIME SERVED(1)               5 YEARS                 OVERSEEN BY       HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach          President         1991 to present   Certified Public Accountant;          N/A        N/A
103 Bellevue Parkway        and                   and        Director, Fox Chase Cancer
Wilmington, DE 19809     Treasurer         1988 to present   Center; Trustee Emeritus,
DOB: 6/29/24                                                 Pennsylvania School for the
                                                             Deaf; Trustee Emeritus,
                                                             Immaculata University;
                                                             Managing General Partner,
                                                             President since 2002,
                                                             Treasurer since 1981 and Chief
                                                             Compliance Officer since
                                                             September 2004 of Chestnut
                                                             Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers          Secretary         2007 to present   Since 2005, Vice President and        N/A        N/A
301 Bellevue Parkway                                         Counsel, PNC Global Investment
2nd Floor                                                    Servicing (U.S.), Inc.
Wilmington, DE 19809                                         (financial services company);
DOB: 7/28/74                                                 Associate, Stradley, Ronon,
                                                             Stevens & Young, LLC (law
                                                             firm) from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,             Chief          2004 to present   President, Vigilant Compliance        N/A        N/A
Esquire, CPA             Compliance                          Services since 2004; Senior
Vigilant Compliance        Officer                           Legal Counsel, PNC Global
Services                                                     Investment Servicing (U.S.),
186 Dundee Drive,                                            Inc. from 2002 to 2004.
Suite 700
Williamstown, NJ  08094
DOB: 12/25/62
------------------------------------------------------------------------------------------------------------------------------------

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)


     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year.

     The tax character of distributions paid during the year ended August 31, 2008 and the period ended August 31, 2007, were as follows:

                                        FISCAL YEAR ENDED     JUNE 29, 2007* -
                                         AUGUST 31, 2008      AUGUST 31, 2007
                                       ------------------     ----------------
     Ordinary income................          $3,604                $ --
     Long-term capital gains........              --                  --
                                             -------                ----
     Total distributions............         $ 3,604                $ --
                                             =======                ====

*    Commencement of Operations.

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

     For the fiscal year ended August 31, 2008, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends for the Fund may qualify for a maximum tax rate of 15%. The percentage of ordinary income dividends that qualify is 100%.

     For the fiscal year ended August 31, 2008,  certain  dividends  qualify for
the  dividends-received  deduction  ("DRD")  for  corporate  shareholders.   The
percentage of ordinary income dividends that qualify is 100%.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2009.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                OTHER INFORMATION
                                   (UNAUDITED)


PROXY VOTING

     Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Marvin and Palmer at (877) 821-2117 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.


QUARTERLY PORTFOLIO SCHEDULES

     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.


APPROVAL OF INVESTMENT ADVISORY AGREEMENT

     As required by the Investment Company Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the Investment Company Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between Marvin & Palmer Associates, Inc. ("Marvin & Palmer" or the "Adviser") and the Company (the "Advisory Agreement") on behalf of the Marvin & Palmer Large Cap Growth Fund (the "Fund") at a meeting of the Board held on May 8, 2008. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Agreement, the Board considered information provided by Marvin & Palmer with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from Marvin & Palmer mailed in advance of the meeting that addressed most, if not all, of the factors listed below. Marvin & Palmer also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered
(i) the nature, extent, and quality of Marvin & Palmer's services provided to the Fund; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Marvin & Palmer's investment philosophies and processes; (iv) Marvin & Palmer's assets under management and client descriptions; (v) Marvin & Palmer's soft dollar commission and trade allocations policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vii) compliance procedures; (viii) Marvin & Palmer's financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report comparing the Fund's proposed or current advisory fees and expenses to those of its peer group; and (xi) a report comparing the performance of the Fund to the performance of its applicable benchmark index and peer group. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     During the course of its deliberations, the Directors, meeting in executive session, reached the following conclusions, among others, regarding Marvin & Palmer, and the Advisory Agreement with respect to the Fund. The Directors evaluated the Fund's management fee and total expense ratio in comparison to that of a peer group selected by Lipper, as well as the Fund's performance in comparison to the performance of the Fund's Lipper peer group median and benchmark. The Directors also reviewed the contractual management fees in comparison to the fees Marvin & Palmer charges for managing assets pursuant to a strategy similar to that of the Fund for its other clients, noting that Marvin & Palmer operates at a net loss for the Fund due to expense waivers, whereas it does not operate at a loss with respect to its other clients. The Directors noted that Marvin & Palmer's contractual advisory fees were the lowest of its peer group, and that total expenses both including and excluding Rule 12b-1 fees were slightly lower than the median of the peer group. The Directors noted that Marvin & Palmer had agreed to waive its advisory fee and reimburse expenses of the Fund through December 31, 2008 to limit the Fund's total annual operating expenses to 0.80%. Next, the Directors evaluated the performance of the Fund. The performance of the Fund since its inception on June 29, 2007 ranked above the median of its Lipper peer group for the period ended February 29, 2008. The Directors also noted that the Fund had exceeded the performance of its benchmark, the Russell 1000(R) Growth Index, since the Fund's inception.

     The Directors then determined that the nature, extent and quality of services provided by Marvin & Palmer in advising the Fund were satisfactory; the profits earned by Marvin & Palmer seemed reasonable; and the benefits derived by Marvin & Palmer from managing the Fund, including its use of soft dollars and its method for selecting brokers seemed reasonable. The Directors, including all of the Independent Directors, concluded that the advisory fee structure was reasonable for the Fund and determined that Marvin & Palmer's Advisory Agreement should be continued for another one-year period ending August 16, 2009.

                                 MARVIN & PALMER
                              LARGE CAP GROWTH FUND
                                 PRIVACY NOTICE
                                   (UNAUDITED)


     THE MARVIN & PALMER LARGE CAP GROWTH FUND of The RBB Fund, Inc. (the "Fund") is committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

     In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o   Information about your transactions with the Fund.

     We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Fund may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint
marketing   agreements  who  may  suggest  additional  Fund  services  or  other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     You can be assured that the Fund considers your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

     If you have any questions or comments about our privacy practices, please call us at (877) 821-2117.

Investment Adviser
Marvin & Palmer Associates, Inc.
1201 N. Market Street
Suite 2300
Wilmington, DE 19801-1165

Administrator
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

Principal Underwriter
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Counsel
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

                          FREE MARKET U.S. EQUITY FUND

                      FREE MARKET INTERNATIONAL EQUITY FUND

                          FREE MARKET FIXED INCOME FUND

                                       OF

                               THE RBB FUND, INC.


                                     ANNUAL
                                     REPORT


                                 August 31, 2008



This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds. Shares of the Free Market Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                FREE MARKET FUNDS
                       ANNUAL INVESTMENT ADVISER'S REPORT
                                 AUGUST 31, 2008
                                  (UNAUDITED)



Dear Fellow Shareholder:

     It has been a short period of time since the launch of the Abundance Free Market Mutual Funds (the "Funds") on December 31, 2007. The Funds have steadily gained assets since their start despite the current financial market conditions.

     A long-term focus is key during volatile times. The past several months have been a difficult time for investors as the turmoil in global markets has continued. Such volatility is a good reminder of why Abundance Technologies, Inc. ("Abundance") recommends that shareholders maintain both a well diversified portfolio and a long-term perspective. When you can take the long view, supported by a prudent and well-thought-out strategy, the markets' day-to-day ups and downs don't seem as threatening.

     Abundance strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that Free Markets work, Abundance avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with an academic foundation upon which to help achieve investment goals.

     Throughout its history, Abundance has sought to improve its research and investment technologies. Our Free Market Funds are the latest example of this evolution. Each Fund strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.

     The work is never complete, however, and Abundance will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MyMatrix.cc, to learn more about the concepts and strategies of Abundance's investing.

     We appreciate your support and confidence in our firm's investment philosophy, process and people.

     Thank you, as always, for investing with Abundance Technologies, Inc.





     /s/ Mark E. Matson
     -----------------------------------------
     Mark E. Matson
     President and Chief Executive Officer
     Abundance Technologies, Inc.

                                FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                 AUGUST 31, 2008
                                  (UNAUDITED)



FREE MARKET U.S. EQUITY FUND--INVESTMENT REVIEW

Grim news about the U.S. economy forced most domestic equity benchmarks into negative territory for the period of December 31, 2007 through August 31, 2008. Oil prices went north of $140 per barrel, gasoline prices were in excess of $4 per gallon and soaring food costs drove inflation and consumer prices higher for the period. In response, consumer discretionary spending trended lower as Main Street tightened its purse strings. Wall Street, meanwhile, struggled under the weight of massive write-downs in the financials sector, an ongoing credit crisis and bleak housing data. In an effort to stanch the bleeding, the Federal Reserve Board cut interest rates on seven occasions during the past year. Nevertheless, investors fled the equity markets, and both the Dow Jones Industrial Average and the Standard & Poor's 500 Index fell. Returns for the broad U.S. market, as measured by the Russell 3000 Index, were -10.97%. Asset class returns ranged from -12.88% for the Russell 1000 Value Index (U.S. Large Cap Value) to -1.27% for the Russell 2000 Value Index (U.S. Small Cap Value).

For the period December 31, 2007 through August 31, 2008, The Free Market U.S. Equity Fund provided a total return of 2.90%, at net asset value. This compares with a return of -5.31% for the fund's benchmark, the Russell 2500 Index. A contributing factor to the out performance of the Fund compared to the benchmark was the delayed investments into the underlying funds, due to pending receipt of certain regulatory approvals.

Nevertheless as a result of the Free Market Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks held by the underlying funds. Among the most important factors explaining differences in the behavior of diversified equity fund of funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and "value" classification is a function of stock price relative to one or more fundamental characteristics.

The Free Market U.S. Equity Fund is tilted more towards Small and Value asset classes than the benchmark which contributed to the differences in returns. U.S. Small Company Stocks performed better than Large Company Stocks. The Russell 2000 Index has returned -3.34% from December 31, 2007 through August 31, 2008, while the S&P 500 Index was down 11.86%. Furthermore, for the same time period, the Russell 2000 Value Index was down slightly at -1.27% and the Russell 1000 Value Index returned -12.88%.

In summary, U.S. small cap stocks performed better than large cap stocks and helped to bring returns up. Furthermore, U.S. Small Value stocks did better than U.S. Small Growth Stocks, which also contributed to returns of the Fund. The same is not true for U.S. Large Value which was outperformed by U.S. Large Growth.

Today's environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we favor a balanced, long-term approach.

The Free Market U.S. Equity Fund seeks to invest about 55% of its assets in other funds that normally invest at least 80% of their assets in small-cap and micro-cap stocks or other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies are more likely to fail than large companies, and their equity securities generally are less liquid and more volatile than the securities of large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund's expenses.

                                FREE MARKET FUNDS
                           FREE MARKET U.S. EQUITY FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                          AUGUST 31, 2008 (UNAUDITED)


             Comparison of Change in Value of $10,000 Investment in
   Free Market U.S. Equity Fund vs. Russell 2500(R) Index and Composite Index

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR REPRESENTATION ARE AS FOLLOWS:

                       Free Market U.S.     Russell 2500 Value     Composite
                         Equity Fund             Index               Index
12/31/07                   10,000.00          10,000.00            10,000.00
Jan 08                     10,470.00           9,389.00             9,477.00
Feb 08                     10,250.00           9,130.80             9,118.77
Mar 08                     10,260.00           9,063.23             9,136.10
Apr 08                     10,630.00           9,550.84             9,526.21
May 08                     10,970.00          10,004.50             9,744.36
Jun 08                      9,900.00           9,189.13             8,883.93
Jul 08                     10,010.00           9,252.54             9,053.61
Aug 08                     10,290.00           9,517.16             9,314.36

The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500(R) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the S&P 500(R) Index, Russell 1000(R) Value Index, Russell 2000(R) Index and Russell 2000(R) Value Index, each weighted 25%.



       Total Returns for the Period December 31, 2007(1) to August 31, 2008

                                                   SINCE
                                                 INCEPTION
                                             ----------------
       FREE MARKET U.S. EQUITY FUND                2.90%
       RUSSELL (2500)(R) INDEX                    (5.31)%
       COMPOSITE INDEX                            (6.86)%


(1) Commencement of operations.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-866-780-0357 EXT. 3863. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 1.12%.

The Fund's aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.29 per share on August 31, 2008.

Portfolio composition is subject to change.

                               FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                                AUGUST 31, 2008
                                  (UNAUDITED)



FREE MARKET INTERNATIONAL EQUITY FUND--INVESTMENT REVIEW

Unsettling economic and credit conditions in the United States pressured stock prices around the world during the period of December 31, 2007 through August 31, 2008. The slowing U.S. economy and subprime-mortgage-related credit squeeze provoked a flight to quality that hurt international developed and emerging markets alike. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index -- a performance monitor of developed markets outside the United States and Canada -- fell 17.31%, considerably more than the 11.63% loss for the Standard & Poor's 500 Index, a popular gauge of U.S. stock performance. None of the 21 developed nations represented in the MSCI EAFE Index had a positive return over the past eight months. The United Kingdom, the MSCI EAFE Index's largest constituent country on average during the period, fell more than 17%. Australia was another sizable laggard, falling roughly 18%. The emerging-markets equity asset class, as measured by the 21.67% decline of the MSCI Emerging Markets index, trailed the developed-markets category. Japanese stocks, which underperformed their developed and developing counterparts in recent periods, were among the international's better performers in U.S. dollar terms despite sliding 12.38% according to the MSCI Japan Index.

For the period December 31, 2007 through August 31, 2008, The Free Market International Equity Fund provided a total return of -11.50%. This compares with a return of -13.98% for the fund's benchmark, the MSCI World (excluding U.S.) Index. A contributing factor to the outperformance of the Fund compared to the benchmark was the delayed investments into the underlying funds due to pending receipt of certain regulatory approvals.

Nevertheless as a result of the Free Market Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks held by the underlying funds. Among the most important factors explaining differences in the behavior of diversified equity fund of funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings.

International Large Company Stocks fared better than International Small Company Stocks. The MSCI EAFE Index (net of dividends) has returned -17.31% from December 31, 2007 through August 31, 2008, while the MSCI EAFE Small Cap Index (net of dividends) was down 17.87%. Furthermore, for the same time period, the MSCI EAFE Value Index (net of dividends) was down 19.07% and the MSCI Emerging Markets Index (gross of dividends) also declined 21.67%.

The international large and small cap asset classes contributed to the Fund's outperformance, while international value asset classes and exposure to emerging markets pulled the Fund's performance lower.

Today's environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so we favor a balanced, diversified long-term approach.

The Free Market International Equity Fund seeks to invest substantially all of its assets in other funds that normally invest at least 80% of their assets in stocks and other equity securities issued by foreign companies, about half of which are small companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies are more likely to fail than large companies, and their equity securities generally are less liquid and more volatile than the securities of large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund's expenses.

                                FREE MARKET FUNDS
                      FREE MARKET INTERNATIONAL EQUITY FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                          AUGUST 31, 2008 (UNAUDITED)



             Comparison of Change in Value of $10,000 Investment in
 Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and
                                 Composite Index

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR REPRESENTATION ARE AS FOLLOWS:


            Free Market International   MSCI World         Composite
                  Equity Fund             Index              Index
12/31/07           10,000.00            10,000.00          10,000.00
Jan 08              9,880.00             9,236.00           8,981.00
Feb 08             10,060.00             9,182.43           9,278.27
Mar 08             10,090.00             9,094.28           9,111.26
Apr 08             10,440.00             9,572.64           9,608.74
May 08             10,560.00             9,718.14           9,707.71
Jun 08              9,580.00             8,942.64           8,835.96
Jul 08              9,240.00             8,724.43           8,517.86
Aug 08              8,850.00             8,601.29           8,109.86


The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCIWorld (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index and MSCI Emerging Markets Free Index, each weighted 25%.


       Total Returns for the Period December 31, 2007(1) to August 31, 2008

                                                             SINCE
                                                           INCEPTION
                                                        ----------------
       FREE MARKET INTERNATIONAL EQUITY FUND               (11.50)%
       MSCI WORLD (EXCLUDING U.S.) INDEX                   (13.98)%
       COMPOSITE INDEX                                     (18.90)%


(1) Commencement of operations.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-866-780-0357 EXT. 3863. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 1.32%.

The Fund's aggregate total return since inception is based on a decrease in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $8.85 per share on August 31, 2008.

Portfolio composition is subject to change.

                                FREE MARKET FUNDS
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
                           AUGUST 31, 2008 (UNAUDITED)



FREE MARKET FIXED INCOME FUND--INVESTMENT REVIEW

U.S.-based investment-grade debt outperformed domestic stocks and international equities during the period of December 31, 2007 through August 31, 2008. Risk aversion permeated the credit markets, as investors sought refuge from soaring energy prices, stagnant economic growth and a severe credit crunch -- byproducts of the subprime mortgage crisis. Bonds with longer maturities generally produced higher returns for investment-grade debt during the period. For the period overall, the Lehman Brothers U.S. Aggregate Index -- a measure of high-quality, fixed-rate, longer maturity, taxable bonds -- returned 2.01%. In comparison, the Merrill Lynch Three Month Treasury Bill Index returned a modest 1.53%, while the Lehman Brothers U.S. Credit Index -- a measure of high-quality corporate debt -- finished down with a 0.28% decrease. In addition, world fixed income markets provided additional positive returns for the period, evidenced by the 1.96% return of the Lehman Brothers Global Aggregate Bond Index.

The fund focuses on mutual funds that invest in high quality and shorter-term Government and Corporate fixed income assets. For the period December 31, 2007 through August 31, 2008, The Free Market Fixed Income Fund provided a total return of 0.61%, at net asset value. This compares with a return of 2.28% for the fund's benchmark, the Citigroup World Government Bond 1-5 Year Currency Hedged US Dollar Index.

A bright spot for investors so far this year is that high quality bonds/fixed income markets have provided a positive return for the period December 31, 2007 through August 31, 2008. Although the Free Market Fund underperformed its benchmark for the entire period, it did perform as expected. A contributing factor to the underperformance of the Fund compared to the benchmark was the delayed investments into the underlying funds due to pending receipt of certain regulatory approvals. Furthermore, the Fund's shorter average maturity compared to its benchmark was also a negative factor in the performance, since longer maturities performed slightly better.

The Free Market Fixed Income Fund seeks to invest substantially all of its assets in other funds that normally invest at least 80% of their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund's expenses. Unlike an individual bond, a fixed-income mutual fund does not offer a fixed rate of interest or repayment of principal upon maturity.

                                FREE MARKET FUNDS
                          FREE MARKET FIXED INCOME FUND
                 ANNUAL INVESTMENT ADVISER'S REPORT (CONCLUDED)
                          AUGUST 31, 2008 (UNAUDITED)



             Comparison of Change in Value of $10,000 Investment in
 Free Market Fixed Income Fund vs. Citigroup World Govt. Bond 1-5 Year Currency
                  Hedged U.S. Dollar Index and Composite Index

[LINE GRAPH OMITTED]
PLOT POINTS FOR EDGAR REPRESENTATION ARE AS FOLLOWS:



                     Free Market Fixed     Citigroup World Govt.   Composite
                       Income Fund             Bond Index            Index
12/31/07                10,000.00             10,000.00            10,000.00
Jan 08                  10,010.00             10,150.00            10,157.00
Feb 08                  10,040.00             10,217.00            10,214.90
Mar 08                  10,046.00             10,215.00            10,245.50
Apr 08                   9,976.30             10,147.50            10,194.30
May 08                   9,956.30             10,089.70            10,147.40
Jun 08                   9,981.20             10,090.70            10,165.70
Jul 08                  10,021.30             10,165.40            10,189.10
Aug 08                  10,061.40             10,228.40            10,248.20


The chart assumes a hypothetical $10,000 initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment. The Composite Index is comprised of the Three-Month Treasury Bill Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch 1-3 Year U.S. Government/Corporate Index and Lehman Brothers Aggregate Bond Index, each weighted 25%.


       Total Returns for the Period December 31, 2007(1) to August 31, 2008

                                                                         SINCE
                                                                       INCEPTION
                                                                       ---------
  FREE MARKET FIXED INCOME FUND                                          0.61%
  CITIGROUP WORLD GOVT. BOND 1-5 YEAR CURRENCY HEDGED U.S. DOLLAR INDEX  2.28%
  COMPOSITE INDEX                                                        2.48%


(1) Commencement of operations.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND OTHER DISTRIBUTIONS AND DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT
MONTH-END, PLEASE CALL 1-866-780-0357 EXT. 3863. THE FUND'S GROSS ANNUAL OPERATING EXPENSES, AS STATED IN THE CURRENT PROSPECTUS, IS 0.99%.

The Fund's aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.04 per share on August 31, 2008, adjusted for dividends and distributions totaling $0.02 per share paid from net investment income and realized gains.

Portfolio composition is subject to change.

                                FREE MARKET FUNDS
                              FUND EXPENSE EXAMPLES
                                   (UNAUDITED)



As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2008 through August 31, 2008, and held for the entire period.

ACTUAL EXPENSES
The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                      FREE MARKET U.S. EQUITY FUND
                                             --------------------------------------------------------------------------
                                               BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE         EXPENSES PAID
                                                    MARCH 1, 2008            AUGUST 31, 2008            DURING PERIOD*
                                             --------------------------   ----------------------     ------------------
  Actual                                            $1,000.00                  $1,003.90                    $4.23
  Hypothetical (5% return before expenses)           1,000.00                   1,020.86                     4.28

                                                                  FREE MARKET INTERNATIONAL EQUITY FUND
                                             --------------------------------------------------------------------------
                                               BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE         EXPENSES PAID
                                                    MARCH 1, 2008            AUGUST 31, 2008            DURING PERIOD*
                                             --------------------------   ----------------------     ------------------
  Actual                                            $1,000.00                  $  879.70                    $4.35
  Hypothetical (5% return before expenses)           1,000.00                   1,020.45                     4.68

                                                                      FREE MARKET FIXED INCOME FUND
                                             --------------------------------------------------------------------------
                                               BEGINNING ACCOUNT VALUE     ENDING ACCOUNT VALUE         EXPENSES PAID
                                                    MARCH 1, 2008            AUGUST 31, 2008            DURING PERIOD*
                                             --------------------------   ----------------------     ------------------
  Actual                                            $1,000.00                  $1,002.10                    $4.88
  Hypothetical (5% return before expenses)           1,000.00                   1,020.20                     4.94


* Expenses are equal to an annualized six-month expense ratio of 0.84% for the Free Market U.S. Equity Fund, 0.92% for the Free Market International Equity Fund and 0.97% for the Free Market Fixed Income Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the current prospectus, were as follows:

                                              FREE MARKET U.S.             MARKET INTERNATIONAL         FREE MARKET FIXED
                                                EQUITY FUND                    EQUITY FUND                 INCOME FUND
                                         ----------------------          -----------------------       --------------------
                                                 0.02%-0.13%                   0.01%-0.28%                  0.04%-0.07%

Each Fund's ending account values on the first line in each table are based on the actual six-month total return for each Fund of 0.39% for the Free Market U.S. Equity Fund, (12.03)% for the Free Market International Equity Fund and 0.21% for the Free Market Fixed Income Fund.

                                FREE MARKET FUNDS
                          FREE MARKET U.S. EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 2008


                                                     NUMBER OF
                                                      SHARES        VALUE
                                                   -----------   -----------
EQUITY FUNDS -- 99.1%
U.S. Large Cap Value Portfolio III .............     3,515,457  $ 55,860,614
U.S. Large Company Institutional
   Index Portfolio .............................     2,712,852    27,372,673
U.S. Micro Cap Portfolio .......................     2,216,345    27,815,126
U.S. Small Cap Portfolio .......................     1,517,002    27,806,641
U.S. Small Cap Value Portfolio                       2,055,899    46,422,209
                                                                ------------
   TOTAL EQUITY FUNDS
     (Cost $185,692,657) .......................                 185,277,263
                                                                ------------

TEMPORARY INVESTMENT -- 0.2%
PNC Bank Money Market Account
   1.94%, 09/02/08 .............................       374,941       374,941
                                                                ------------
   TOTAL TEMPORARY INVESTMENT
     (Cost $374,941) ...........................                     374,941
                                                                ------------
   TOTAL INVESTMENTS -- 99.3%
     (Cost $186,067,598) .......................                 185,652,204
                                                                ------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7% ..                   1,386,890
                                                                ------------
NET ASSETS -- 100.0% ...........................                $187,039,094
                                                                ============

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                  (UNAUDITED)

                                                      % OF NET
                                                       ASSETS       VALUE
                                                      --------  ------------
Equity Funds ...................................        99.1%   $185,277,263
Temporary Investment ...........................         0.2%        374,941
Other Assets in Excess of Liabilities ..........         0.7%      1,386,890
                                                       -----    ------------
NET ASSETS .....................................       100.0%   $187,039,094
                                                       =====    ============

------------------
    Portfolio holdings are subject to change at any time.




                               SFAS 157 DISCLOSURE
--------------------------------------------------------------------------------

The following is a summary of the inputs used, as of August 31, 2008, in valuing the Fund's assets carried at fair value:

                                                                                                 INVESTMENTS            OTHER
                                                                                                     IN                FINANCIAL
                                   VALUATION INPUTS                                               SECURITIES          INSTRUMENTS
                              --------------------------                                   --------------------     ----------------
Level 1 - Quoted Prices ....................................................                    $185,652,204             $ --
Level 2 - Other Significant Observable Inputs ..............................                              --               --
Level 3 - Significant Unobservable Inputs ..................................                              --               --
                                                                                                ------------             ----
Total ......................................................................                    $185,652,204             $ --
                                                                                                ============             ====

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                      FREE MARKET INTERNATIONAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 2008


                                                     NUMBER OF
                                                      SHARES        VALUE
                                                   -----------   -----------
INTERNATIONAL EQUITY FUNDS -- 99.0%
Asia Pacific Small Company Portfolio ...........       121,841  $  2,595,220
Continental Small Company Portfolio ............       276,293     4,934,599
DFA International Small Cap Value
   Portfolio ...................................     3,213,701    52,158,370
DFA International Value Portfolio III ..........     2,170,418    38,763,669
Emerging Markets Portfolio .....................       249,231     6,769,108
Emerging Markets Small Cap Portfolio ...........       381,609     6,292,726
Emerging Markets Value Portfolio ...............       183,778     6,296,230
Japanese Small Company Portfolio ...............       190,284     2,631,627
Large Cap International Portfolio ..............       300,529     6,473,393
United Kingdom Small Company Portfolio .........       111,875     2,602,217
                                                                ------------
   TOTAL INTERNATIONAL EQUITY FUNDS
     (Cost $144,529,503) .......................                 129,517,159
                                                                ------------
TEMPORARY INVESTMENT -- 0.2%
PNC Bank Money Market Account
   1.94%, 09/02/08 .............................       260,002       260,002
                                                                ------------
   TOTAL TEMPORARY INVESTMENT
     (Cost $260,002) ...........................                     260,002
                                                                ------------
   TOTAL INVESTMENTS -- 99.2%
     (Cost $144,789,505) .......................                 129,777,161
                                                                ------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8% ..                   1,043,518
                                                                ------------
NET ASSETS -- 100.0% ...........................                $130,820,679
                                                                ============



                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                  (UNAUDITED)

                                                      % OF NET
                                                       ASSETS       VALUE
                                                      --------  ------------
International Equity Funds .....................        99.0%   $129,517,159
Temporary Investment ...........................         0.2%        260,002
Other Assets in Excess of Liabilities ..........         0.8%      1,043,518
                                                       -----    ------------
NET ASSETS .....................................       100.0%   $130,820,679
                                                       =====    ============

------------------
    Portfolio holdings are subject to change at any time.





                               SFAS 157 DISCLOSURE
--------------------------------------------------------------------------------

The following is a summary of the inputs used, as of August 31, 2008, in valuing the Fund's assets carried at fair value:

                                                                                                 INVESTMENTS            OTHER
                                                                                                     IN                FINANCIAL
                                   VALUATION INPUTS                                               SECURITIES          INSTRUMENTS
                              --------------------------                                   --------------------     ----------------
Level 1 - Quoted Prices ....................................................                    $129,777,161             $ --
Level 2 - Other Significant Observable Inputs ..............................                              --               --
Level 3 - Significant Unobservable Inputs ..................................                              --               --
                                                                                                ------------             ----
Total ......................................................................                    $129,777,161             $ --
                                                                                                ============             ====


    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          FREE MARKET FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 2008



                                                     NUMBER OF
                                                      SHARES        VALUE
                                                   -----------   -----------
FIXED INCOME FUNDS -- 98.7%
DFA Five-Year Global Fixed Income Portfolio ....     2,937,772  $ 31,904,202
DFA Five-Year Government Portfolio .............     3,097,495    31,904,202
DFA One-Year Fixed Income Series ...............     3,168,065    31,648,968
DFA Two-Year Global Fixed Income Series ........     3,035,604    31,904,202
                                                                ------------
   TOTAL FIXED INCOME FUNDS
     (Cost $126,805,216) .......................                 127,361,574
                                                                ------------

TEMPORARY INVESTMENT -- 0.2%
PNC Bank Money Market Account
   1.94%, 09/02/08 .............................       255,234       255,234
                                                                ------------
   TOTAL TEMPORARY INVESTMENT
     (Cost $255,234) ...........................                     255,234
                                                                ------------
   TOTAL INVESTMENTS -- 98.9%
     (Cost $127,060,450) .......................                 127,616,808
                                                                ------------
OTHER ASSETS IN EXCESS
   OF LIABILITIES -- 1.1% ......................                   1,365,570
                                                                ------------
NET ASSETS -- 100.0% ...........................                $128,982,378
                                                                ============



                        PORTFOLIO HOLDINGS SUMMARY TABLE
                                  (UNAUDITED)

                                                      % OF NET
                                                       ASSETS       VALUE
                                                      --------  ------------
Fixed Income Funds .............................        98.7%   $127,361,574
Temporary Investment ...........................         0.2%        255,234
Other Assets in Excess of Liabilities ..........         1.1%      1,365,570
                                                       -----    ------------
NET ASSETS .....................................       100.0%   $128,982,378
                                                       =====    ============

------------------
    Portfolio holdings are subject to change at any time.




                               SFAS 157 DISCLOSURE
--------------------------------------------------------------------------------

The following is a summary of the inputs used, as of August 31, 2008, in valuing the Fund's assets carried at fair value:

                                                                                                 INVESTMENTS            OTHER
                                                                                                     IN                FINANCIAL
                                   VALUATION INPUTS                                               SECURITIES          INSTRUMENTS
                              --------------------------                                   --------------------     ----------------
Level 1 - Quoted Prices ....................................................                    $127,616,808             $ --
Level 2 - Other Significant Observable Inputs ..............................                              --               --
Level 3 - Significant Unobservable Inputs ..................................                              --               --
                                                                                                ------------             ----
Total ......................................................................                    $127,616,808             $ --
                                                                                                ============             ====


    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2008

                                                                                                  FREE MARKET         FREE MARKET
                                                                             FREE MARKET         INTERNATIONAL       FIXED INCOME
                                                                          U.S. EQUITY FUND        EQUITY FUND            FUND
                                                                         -------------------     -------------       -------------
ASSETS
   Investment in non-affiliated funds at value (cost -- $186,067,598,
     $144,789,505 and $127,060,450, respectively) .....................      $185,652,204         $129,777,161       $ 127,616,808
   Receivable for capital shares sold .................................         1,532,186            1,161,075           1,497,741
   Dividends and interest receivable ..................................               359                  217                 260
   Prepaid expenses and other assets ..................................             7,170                4,398               4,344
                                                                             ------------         ------------       -------------
     Total Assets .....................................................       187,191,919          130,942,851         129,119,153
                                                                             ------------         ------------       -------------
LIABILITIES
   Payable to the Investment Adviser ..................................            92,776               67,918              79,634
   Payable for capital shares redeemed ................................             1,152                   25                  --
   Accrued expenses payable and other liabilities .....................            58,897               54,229              57,141
                                                                             ------------         ------------       -------------
     Total Liabilities ................................................           152,825              122,172             136,775
                                                                             ------------         ------------       -------------
   Net Assets .........................................................      $187,039,094         $130,820,679       $ 128,982,378
                                                                             ============         ============       =============
NET ASSETS CONSISTED OF:
   Capital stock, $0.001 par value ....................................      $     18,181         $     14,789       $      12,850
   Additional paid-in capital .........................................       187,405,691          144,609,575         128,413,170
   Undistributed net investment income ................................            30,616            1,208,659                  --
   Accumulated net realized gain/(loss) from investments ..............                --                   --                  --
   Net unrealized appreciation/(depreciation) on investments ..........          (415,394)         (15,012,344)            556,358
                                                                             ------------         ------------       -------------
   Net assets applicable to shares outstanding ........................      $187,039,094         $130,820,679       $ 128,982,378
                                                                             ============         ============       =============
Shares outstanding ....................................................        18,181,183           14,789,215          12,850,448
                                                                             ============         ============       =============
Net asset value, offering and redemption price per share ..............      $      10.29         $       8.85       $       10.04
                                                                             ============         ============       =============

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                            STATEMENTS OF OPERATIONS

                                                                                            FREE MARKET           FREE MARKET
                                                                       FREE MARKET         INTERNATIONAL         FIXED INCOME
                                                                     U.S. EQUITY FUND        EQUITY FUND             FUND
                                                                   -------------------   ------------------   --------------------
                                                                      FOR THE PERIOD       FOR THE PERIOD         FOR THE PERIOD
                                                                    DECEMBER 31, 2007*   DECEMBER 31, 2007*     DECEMBER 31, 2007*
                                                                        THROUGH               THROUGH                THROUGH
                                                                     AUGUST 31, 2008      AUGUST 31, 2008       AUGUST 31, 2008
                                                                   -------------------   -------------------  --------------------
INVESTMENT INCOME
   Dividends from non-affiliated investment companies ..........       $ 471,837           $  1,566,322            $ 465,786
                                                                       ---------           ------------            ---------
     Total investment income ...................................         471,837              1,566,322              465,786
                                                                       ---------           ------------            ---------
EXPENSES
   Advisory fees ...............................................         271,950                202,895              188,982
   Administration and accounting fees ..........................          93,033                 82,993               82,985
   Professional fees ...........................................          36,833                 34,931               34,946
   Registration and filing fees ................................          17,449                 17,422               17,422
   Directors' and officers' fees ...............................          11,775                  8,018                7,861
   Transfer agent out of pocket fees ...........................           8,763                  8,763                8,763
   Printing and shareholder reporting fees .....................           7,012                  7,812                7,012
   Custodian transaction and out of pocket fees ................           1,143                  1,340                  643
   Other expenses ..............................................          10,712                 10,911               19,860
                                                                       ---------           ------------            ---------
     Total expenses ............................................         458,670                375,085              368,474
                                                                       ---------           ------------            ---------
Net investment income ..........................................          13,167              1,191,237               97,312
                                                                       ---------           ------------            ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
   Net realized gain/(loss) from:
     Non-affiliated investment companies .......................              --                     --                   --
   Net change in unrealized appreciation/(depreciation) on:
     Non-affiliated investment companies .......................        (415,394)           (15,012,344)             556,358
                                                                       ---------           ------------            ---------
   Net realized and unrealized gain/(loss) from investments ....        (415,394)           (15,012,344)             556,358
                                                                       ---------           ------------            ---------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................       $(402,227)          $(13,821,107)           $ 653,670
                                                                       =========           ============            =========

------------------
    *    Commencement of operations.




    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 FREE MARKET         FREE MARKET
                                                                          FREE MARKET           INTERNATIONAL        FIXED INCOME
                                                                        U.S. EQUITY FUND         EQUITY FUND             FUND
                                                                      -------------------    ------------------   ------------------
                                                                         FOR THE PERIOD         FOR THE PERIOD      FOR THE PERIOD
                                                                       DECEMBER 31, 2007*     DECEMBER 31, 2007*  DECEMBER 31, 2007*
                                                                            THROUGH                THROUGH              THROUGH
                                                                        AUGUST 31, 2008        AUGUST 31, 2008      AUGUST 31, 2008
                                                                      -------------------    -------------------  ------------------
INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
   Net investment income ...............................................   $     13,167          $   1,191,237        $     97,312
   Net realized gain/(loss) from investments ...........................             --                     --                  --
   Net change in unrealized appreciation/(depreciation) on investments .       (415,394)           (15,012,344)            556,358
                                                                           ------------          -------------        ------------
   Net increase/(decrease) in net assets resulting from operations .....       (402,227)           (13,821,107)            653,670
                                                                           ------------          -------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...............................................             --                     --            (114,734)
   Tax Return of Capital ...............................................             --                     --             (46,628)
                                                                           ------------          -------------        ------------
     Total dividends and distributions to shareholders .................             --                     --            (161,362)
                                                                           ------------          -------------        ------------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS
   (SEE NOTE 4) ........................................................    187,441,321            144,641,786         128,490,070
                                                                           ------------          -------------        ------------
     Total increase in net assets ......................................    187,039,094            130,820,679         128,982,378

NET ASSETS
   Beginning of period .................................................             --                     --                  --
                                                                           ------------          -------------        ------------
   End of period** .....................................................   $187,039,094          $ 130,820,679        $128,982,378
                                                                           ============          =============        ============

--------------
 * Commencement of operations.

** Includes undistributed net investment income for the period December 31, 2007 through August 31, 2008 of $30,616 for the Free Market U.S. Equity Fund, $1,208,659 for the Free Market International Equity Fund and $0 for the
   Free Market Fixed Income Fund.


    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          FREE MARKET U.S. EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                                                                                     DECEMBER 31, 2007*
                                                                                                           THROUGH
                                                                                                       AUGUST 31, 2008
                                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ..............................................................        $  10.00
Net investment income .............................................................................            0.00+
Net realized and unrealized gain on investments ...................................................            0.29
                                                                                                           --------
Net increase in net assets resulting from operations ..............................................            0.29
                                                                                                           --------
Dividends and distributions to shareholders from:
Net investment income .............................................................................              --
Net realized capital gains ........................................................................              --
                                                                                                           --------
Total dividends and distributions to shareholders .................................................              --
                                                                                                           --------
Net asset value, end of period ....................................................................        $  10.29
                                                                                                           ========
Total investment return(1)(2) .....................................................................            2.90%
                                                                                                           ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .........................................................        $187,039
Ratio of expenses to average net assets(3) ........................................................            0.84%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(3) .............            0.84%(4)
Ratio of net investment income to average net assets(3) ...........................................            0.02%(4)
Portfolio turnover rate ...........................................................................            0.00%

------------------
 *   Commencement of operations.

** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
 +   Amount less than $0.005 per share.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. (2) Not annualized.
(3) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)  Annualized.


    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                      FREE MARKET INTERNATIONAL EQUITY FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                                                                                     DECEMBER 31, 2007*
                                                                                                           THROUGH
                                                                                                       AUGUST 31, 2008
                                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ..............................................................        $  10.00
Net investment income .............................................................................            0.08
Net realized and unrealized loss on investments ...................................................           (1.23)
                                                                                                           --------
Net decrease in net assets resulting from operations ..............................................           (1.15)
                                                                                                           --------
Dividends and distributions to shareholders from:
Net investment income .............................................................................              --
Net realized capital gains ........................................................................              --
                                                                                                           --------
Total dividends and distributions to shareholders .................................................              --
                                                                                                           --------
Net asset value, end of period ....................................................................        $   8.85
                                                                                                           ========
Total investment return(1)(2) .....................................................................          (11.50)%
                                                                                                           ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .........................................................        $130,821
Ratio of expenses to average net assets(3) ........................................................            0.92%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(3) .............            0.92%(4)
Ratio of net investment income to average net assets(3) ...........................................            2.94%(4)
Portfolio turnover rate ...........................................................................            0.00%

------------------
 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2)  Not annualized.
(3) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)  Annualized.

    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          FREE MARKET FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                                                                                     DECEMBER 31, 2007*
                                                                                                           THROUGH
                                                                                                       AUGUST 31, 2008
                                                                                                    --------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ..............................................................        $  10.00
Net investment income .............................................................................            0.02
Net realized and unrealized gain on investments ...................................................            0.04
                                                                                                           --------
Net increase in net assets resulting from operations ..............................................            0.06
                                                                                                           --------
Dividends and distributions to shareholders from:
Net investment income .............................................................................           (0.02)
Tax Return of Capital .............................................................................            0.00+
Net realized capital gains ........................................................................              --
                                                                                                           --------
Total dividends and distributions to shareholders .................................................           (0.02)
                                                                                                           --------
Net asset value, end of period ....................................................................        $  10.04
                                                                                                           ========
Total investment return(1)(2) .....................................................................            0.61%
                                                                                                           ========
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .........................................................        $128,982
Ratio of expenses to average net assets(3) ........................................................            0.97%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(3) .............            0.97%(4)
Ratio of net investment income to average net assets(3) ...........................................            0.26%(4)
Portfolio turnover rate ...........................................................................            0.00%

------------------
 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
 +   Amount less than $0.005 per share.
(1) Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2)  Not annualized.
(3) The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(4)  Annualized.


    The accompanying notes are an integral part of the financial statements.

                                FREE MARKET FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2008



1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB" or the "Company") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. RBB is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has nineteen active investment portfolios, including the Free Market U.S. Equity Fund, Free Market International Equity Fund, and the Free Market Fixed Income Fund (each a "Fund," collectively the "Funds"). Each Fund operates as a Fund of Funds and commenced investment operations on December 31, 2007.

     RBB has authorized capital of one hundred billion shares of common stock of which 78.073 billion shares are currently classified into one hundred and twenty classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The active classes have been grouped into ten separate "families."

     PORTFOLIO VALUATION -- Investments in the underlying funds are valued at each fund's net asset value determined as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company's Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

     In September 2006, the Financial Accounting Standards Board issued Financial Accounting Standards ("SFAS") 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds adopted SFAS 157 as of the commencement of investment operations, December 31, 2007. The three levels of the fair value hierarchy under SFAS 157 are described below:

     o    Level 1 - quoted prices in active markets for identical securities

     o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds' net assets as of August 31, 2008 is included with each Fund's Schedule of Investments.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund's investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB fund families (such as director or professional fees) are charged to all funds in proportion to their average net assets of the RBB funds, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Fund's pro-rata expenses of the underlying mutual funds in which each Fund invests.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008



     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

     U.S. TAX STATUS -- No provision is made for U.S. income taxes as it is each Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

     OTHER -- In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Abundance Technologies, Inc. ("Abundance" or the "Adviser"), serves as each Fund's investment adviser. For its advisory services, Abundance is entitled to receive 0.50% of each Fund's average daily net assets, computed daily and payable monthly. The Adviser has contractually agreed to waive its advisory fee and/or reimburse certain expenses in order to limit total annual fund operating expenses of Free Market U.S. Equity Fund, Free Market International Equity Fund and the Free Market Fixed Income Fund to 1.13%, 1.35% and 1.00%, respectively, of the particular Fund's average daily net assets through December 31, 2008. The expense limitations include expenses incurred as a result of investing in other investment companies. The Adviser may discontinue these arrangements at any time after December 31, 2008. For the period ended August 31, 2008, investment advisory fees were:

                                              GROSS ADVISORY FEES
                                            ---------------------
     Free Market U.S. Equity Fund                  $271,950
     Free Market International Equity Fund          202,895
     Free Market Fixed Income Fund                  188,982

     The Funds will not pay Abundance at a later time for any amounts they may waive or any amounts that Abundance has assumed.

     PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Funds. Effective July 14, 2008 PFPC and PFPC Worldwide, Inc. changed their names to PNC Global Investment Servicing (U.S.), Inc. ("PNC") and PNC Global Investment Servicing, Inc., respectively. Administration and accounting fees accrued also include transfer agent and dividend disbursing agent fees, custodian fees and administrative service fees. For providing administrative and accounting services, PNC is entitled to receive a monthly fee equal to an annual rate of 0.11% of the Fund's first $250 million of average daily net assets; 0.0925% of the next $250 million of average daily net assets; 0.0725% of the next $200 million of average daily net assets; and 0.055% of the average daily net assets in excess of $700 million, subject to a minimum monthly fee of $9,375 per Fund plus out of pocket expenses. For the period ended August 31, 2008, PNC administration and accounting fees were as follows:

                                                 ADMINISTRATION
                                                 AND ACCOUNTING
                                                       FEES
                                                 ---------------
     Free Market U.S. Equity Fund                   $93,033
     Free Market International Equity Fund           82,993
     Free Market Fixed Income Fund                   82,985

     For providing transfer agent services, PNC is entitled to receive out of pocket expenses. For the period ended August 31, 2008, PNC out of pocket transfer agency fees were $8,763, $8,763 and $8,763 for the Free Market U.S. Equity Fund, Free Market International Equity Fund, and the Free Market Fixed Income Fund, respectively.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008

     PFPC Trust Company provides certain custodial services to the Funds. PFPC Trust Company is a wholly-owned subsidiary of PNC Global Investment Servicing, Inc. For the period ended August 31, 2008, PFPC Trust Company received transaction charges and out of pocket expenses of $1,143, $1,340 and $643 for the Free Market U.S. Equity Fund, Free Market International Equity Fund, and the Free Market Fixed Income Fund, respectively.

     PFPC Distributors, Inc. ("PFPC Distributors"), a wholly-owned subsidiary of PNC Global Investment Servicing, Inc., provides certain administrative services to the Funds. As compensation for such administrative services, PFPC Distributors is entitled to receive a fee paid by the Funds from the fees PNC receives from the Funds pursuant to the Administration and Accounting Services Agreement.

3.   INVESTMENT IN SECURITIES

     For the period ended August 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

                                                 PURCHASES              SALES
                                               ---------------       -----------
     Free Market U.S. Equity Fund                $185,692,657            $ --
     Free Market International Equity Fund        144,529,503              --
     Free Market Fixed Income Fund                126,805,216              --

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2008, each Fund has 100,000,000 shares of $0.001 par value common stock authorized. Transactions in capital shares were as follows:

                                               FREE MARKET U.S. EQUITY FUND
                                            ------------------------------------
                                                       FOR THE PERIOD
                                                     DECEMBER 31, 2007*
                                                   THROUGH AUGUST 31, 2008
                                            ------------------------------------
                                               SHARES               VALUE
                                            ------------    ------------------
     Sales .........................         18,789,368        $193,722,496
     Reinvestments .................                 --                  --
     Redemptions ...................           (608,185)         (6,281,175)
                                            -----------        ------------
     Net Increase ..................         18,181,183        $187,441,321
                                            ===========        ============


                                                         FREE MARKET
                                                  INTERNATIONAL EQUITY FUND
                                            ------------------------------------
                                                       FOR THE PERIOD
                                                     DECEMBER 31, 2007*
                                                   THROUGH AUGUST 31, 2008
                                            ------------------------------------
                                               SHARES               VALUE
                                            ------------       ---------------
     Sales .........................         15,252,957        $149,183,025
     Reinvestments .................                 --                  --
     Redemptions ...................           (463,742)         (4,541,239)
                                            -----------        ------------
     Net Increase ..................         14,789,215        $144,641,786
                                            ===========        ============

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008

                                               FREE MARKET FIXED INCOME FUND
                                            ------------------------------------
                                                       FOR THE PERIOD
                                                     DECEMBER 31, 2007*
                                                   THROUGH AUGUST 31, 2008
                                            ------------------------------------
                                               SHARES               VALUE
                                            ------------       ---------------
     Sales .........................         13,330,026        $133,282,079
     Reinvestments .................             16,180             161,361
     Redemptions ...................           (495,758)         (4,953,370)
                                            -----------        ------------
     Net Increase ..................         12,850,448        $128,490,070
                                            ===========        ============
* Commencement of operations

5.   FEDERAL INCOME TAX INFORMATION

     FASB Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund's tax positions and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation of guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Due to commencement of operations being December 31, 2007, the Funds have no prior federal tax returns that would be subject to examination by Internal Revenue Service.


      At  August  31,  2008,  federal  tax  cost,   aggregate  gross  unrealized
appreciation and depreciation of securities held by each Fund were as follows:

                                               FEDERAL TAX         UNREALIZED        UNREALIZED              NET UNREALIZED
                                                  COST            APPRECIATION      DEPRECIATION        APPRECIATION/DEPRECIATION
                                            ---------------      -------------    ---------------      ---------------------------
     Free Market U.S. Equity Fund             $186,067,598         $2,120,253        $ (2,535,647)           $   (415,394)
     Free Market International Equity Fund     144,789,505                 --         (15,012,344)            (15,012,344)
     Free Market Fixed Income Fund             127,060,450            556,358                  --                 556,358

     The following permanent differences as of August 31, 2008, primarily attributable to the return of capital distributions and non-deductible expenses, were reclassified to the following accounts:

                                              UNDISTRIBUTED        ACCUMULATED
                                              NET INVESTMENT       NET REALIZED           PAID-IN
                                                 INCOME               GAIN                CAPITAL
                                              --------------       ------------        -------------
     Free Market U.S. Equity Fund                $17,449                $--               $(17,449)
     Free Market International Equity Fund        17,422                 --                (17,422)
     Free Market Fixed Income Fund                17,422                 --                (17,422)

     At August 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                                UNDISTRIBUTED       UNDISTRIBUTED
                                              ORDINARY INCOME      LONG-TERM GAINS
                                             -----------------     ---------------
     Free Market U.S. Equity Fund                  $   30,616          $--
     Free Market International Equity Fund          1,208,659           --
     Free Market Fixed Income Fund                         --           --

     At August 31, 2008, the Funds had no capital loss carryforwards available to offset future capital gains.

                                FREE MARKET FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 AUGUST 31, 2008


     The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal tax purposes.


     The federal income tax character of distributions paid during the fiscal period ended August 31, 2008 were as follows:

                                                ORDINARY            LONG-TERM         RETURN OF
                                                 INCOME               GAINS            CAPITAL             TOTAL
                                                ----------         -----------      -------------        -----------
     Free Market U.S. Equity Fund               $     --                $--              $    --          $     --
     Free Market International Equity Fund            --                 --                   --                --
     Free Market Fixed Income Fund               114,734                 --               46,628           161,362

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

                                FREE MARKET FUNDS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors and Shareholders of The RBB Fund, Inc.:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund, separately managed portfolios of The RBB Fund, Inc. (the "Fund") at August 31, 2008, and the results of their operations, the changes in their net assets and the financial highlights for the period December 31, 2007 (commencement of operations) through August 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 29, 2008

                                FREE MARKET FUNDS
                                 FUND MANAGEMENT
                                   (UNAUDITED)


     The business and affairs of the Company are managed under the direction of the Company's Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information ("SAI") includes additional information about the Directors and is available without charge, upon request, by calling (866) 780-0357 ext. 3863.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Nicholas A. Giordano   Director            2006 to present    Consultant, financial services         19       Kalmar Pooled
103 Bellevue Parkway                                          organizations from 1997 to                      Investment Trust;
Wilmington, DE 19809                                          present.                                        (registered investment
DOB: 03/7/43                                                                                                  company) WT Mutual
                                                                                                              Fund; (registered
                                                                                                              investment company)
                                                                                                              Independence Blue
                                                                                                              Cross; IntriCon
                                                                                                              Corporation
                                                                                                              (industrial furnaces
                                                                                                              and ovens)
------------------------------------------------------------------------------------------------------------------------------------
Francis J. McKay       Director            1988 to present    Retired; Vice President, Fox           19       None
103 Bellevue Parkway                                          Chase Cancer Center (biomedical
Wilmington, DE 19809                                          research and medical care)
DOB: 12/06/35                                                 (2000-2004).
------------------------------------------------------------------------------------------------------------------------------------
Arnold M. Reichman     Chairman            2005 to present    Director, Gabelli Group Capital        19       None
103 Bellevue Parkway                                          Partners, L.P. (an investment
Wilmington, DE 19809   Director            1991 to present    partnership) from 2000 to 2006.
DOB: 5/21/48
------------------------------------------------------------------------------------------------------------------------------------
Mark A. Sargent        Director            2006 to present    Dean and Professor of Law,             19       WT Mutual Funds
103 Bellevue Parkway                                          Villanova University School of                  (registered investment
Wilmington, DE 19809                                          Law since July 1997; Member,                    company) 25 Portfolios
DOB: 4/28/51                                                  Board of Directors, New York
                                                              Stock Exchange, Inc.
                                                              (2006-present); Member Board of
                                                              Governors, Financial Industry
                                                              Regulatory Authority, Inc.
                                                              (2007-present).
------------------------------------------------------------------------------------------------------------------------------------
Marvin E. Sternberg    Director            1991 to present    Since 1974, Chairman, Director         19       MTI Holding Group,
103 Bellevue Parkway                                          and President, MTI Holding                      Inc. (formerly known
Wilmington, DE 19809                                          Group, Inc. (formerly known as                  as Moyco Technologies,
DOB: 3/24/34                                                  Moyco Technologies, Inc.)                       Inc.)
                                                              (manufacturer of precision
                                                              coated and industrial
                                                              abrasives). Since 1999,
                                                              Director, Pennsylvania Business
                                                              Bank.
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Straniere    Director            2006 to present    Member, New York State Assembly        19       Reich and Tang Group
103 Bellevue Parkway                                          (1981-2004); Founding Partner,                  (asset management);
Wilmington, DE 19809                                          Straniere Law Firm (1980 to                     The SPARX Asia Funds
DOB: 3/28/41                                                  date); Partner, Gotham                          (registered investment
                                                              Strategies (consulting firm)                    company)
                                                              (2005 to date); Partner, The
                                                              Gotham Global Group (consulting
                                                              firm) (2005 to date);
                                                              President, The New York City
                                                              Hot Dog Company (2005 to date);
                                                              and Partner, Kanter-Davidoff
                                                              (law firm) (2006 to present).
------------------------------------------------------------------------------------------------------------------------------------

* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

                                FREE MARKET FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED DIRECTORS(2)
------------------------------------------------------------------------------------------------------------------------------------
Julian A. Brodsky      Director            1988 to present    Since 1969, Director and Vice          19       Comcast Corporation;
103 Bellevue Parkway                                          Chairman, Comcast Corporation                   AMDOCS Limited
Wilmington, DE 19809                                          (cable television and                           (service provider to
DOB: 7/16/33                                                  communications).                                telecommunications
                                                                                                              companies)
------------------------------------------------------------------------------------------------------------------------------------
Robert Sablowsky       Director            1991 to present    Since July 2002, Senior Vice           19       Kensington Funds
103 Bellevue Parkway                                          President and prior thereto,                    (registered investment
Wilmington, DE 19809                                          Executive Vice President of                     company) 6 Portfolios
DOB: 4/16/38                                                  Oppenheimer & Co., Inc.,
                                                              formerly Fahnestock & Co., Inc.
                                                              (a registered broker-dealer).
                                                              Since November 2004, Director
                                                              of Kensington Funds.
------------------------------------------------------------------------------------------------------------------------------------
J. Richard Carnall     Director            2002 to present    Director of Haydon Bolts, Inc.         19       Cornerstone Bank
103 Bellevue Parkway                                          (bolt manufacturer) and Parkway
Wilmington, DE 19809                                          Real Estate Company (subsidiary
DOB: 9/25/38                                                  of Haydon Bolts, Inc.) since
                                                              1984; and Director of
                                                              Cornerstone Bank since March
                                                              2004.
------------------------------------------------------------------------------------------------------------------------------------


* Each Director oversees nineteen portfolios of the Company that are currently offered for sale.

(1) Subject to the Company's Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of the year 2011 unless otherwise extended by a vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company's Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75, or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

(2) Messrs. Brodsky, Carnall and Sablowsky are considered "interested persons" of the Company as that term is defined in the 1940 Act. Mr. Brodsky is an "interested Director" of the Company because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the Company's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc. is an indirect subsidiary of JPMorgan Chase & Co. Mr. Carnall is an "interested Director" of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company's Money Market Portfolio, BlackRock Institutional Management Corporation, and the Company's principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an "interested Director" of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

                                FREE MARKET FUNDS
                           FUND MANAGEMENT (CONTINUED)
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                           TERM OF OFFICE                                      PORTFOLIOS IN             OTHER
  NAME, ADDRESS,       POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       FUND COMPLEX          DIRECTORSHIPS
AND DATE OF BIRTH          WITH FUND       TIME SERVED(1)          DURING PAST 5 YEARS          OVERSEEN BY         HELD BY DIRECTOR
                                                                                                 DIRECTOR*
------------------------------------------------------------------------------------------------------------------------------------
                                                              OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Roach           President        1991 to present    Certified Public Accountant;          N/A       N/A
103 Bellevue Parkway         and           and                Director, Fox Chase Cancer
Wilmington, DE 19809      Treasurer        1988 to present    Center; Trustee Emeritus,
DOB: 6/29/24                                                  Pennsylvania School for the
                                                              Deaf; Trustee Emeritus,
                                                              Immaculata University; Managing
                                                              General Partner, President
                                                              since 2002, Treasurer since
                                                              1981 and Chief Compliance
                                                              Officer since September 2004 of
                                                              Chestnut Street Exchange Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jennifer Rogers           Secretary        2007 to present    Since 2005, Vice President and        N/A       N/A
301 Bellevue Parkway                                          Counsel, PNC Global Investment
2nd Floor                                                     Servicing (U.S.), Inc.
Wilmington, DE 19809                                          (financial services company);
DOB: 7/28/74                                                  Associate, Stradley, Ronon,
                                                              Stevens & Young, LLC (law firm)
                                                              from 1999 to 2005.
------------------------------------------------------------------------------------------------------------------------------------
Salvatore Faia,              Chief         2004 to present    President, Vigilant Compliance        N/A       N/A
Esquire, CPA              Compliance                          Services since 2004; Senior
Vigilant Compliance         Officer                           Legal Counsel, PNC Global
Services                                                      Investment Servicing (U.S.),
186 Dundee Drive,                                             Inc. from 2002 to 2004.
Suite 700
Williamstown, NJ 08094
DOB: 12/25/62
------------------------------------------------------------------------------------------------------------------------------------

                                FREE MARKET FUNDS
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)



     Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31) as of the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2008, the following dividends and distributions were paid by each of the Funds:

                                                  ORDINARY          LONG-TERM          RETURN OF
                                                   INCOME             GAINS             CAPITAL              TOTAL
                                                  ---------        ----------        -------------       --------------
     Free Market U.S. Equity Fund                  $     --             $--             $    --            $     --
     Free Market International Equity Fund               --              --                  --                  --
     Free Market Fixed Income Fund                  114,734              --              46,628             161,362

     Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

                                FREE MARKET FUNDS
                                OTHER INFORMATION
                                   (UNAUDITED)



PROXY VOTING
     Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357 ext. 3863 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES
     The Company will file a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company's Form N-Q will be available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
     As required by the 1940 Act, the Board of Directors (the "Board") of the Company, including all of the Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), considered the renewal of the investment advisory agreement between Abundance and the Company (the "Advisory Agreement") on behalf of the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund (the "Funds") at a meeting of the Board held on May 8, 2008. At this meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board's decision to approve the Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Agreement, the Board considered information provided by Abundance with the assistance and advice of counsel to the Independent Directors and the Company.

     In considering the renewal of and approval of the Advisory Agreement, the Directors took into account all the materials provided prior to and during the meeting, the presentations made during the meeting, and the discussions during the meeting. The Directors discussed the materials from Abundance mailed in advance of the meeting that addressed most, if not all, of the factors listed below. Abundance also made a presentation during the meeting and responded to questions from the Directors. Among other things, the Directors considered (i) the nature, extent, and quality of Abundance's services provided to the Funds;
(ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abundance's investment philosophies and processes; (iv) Abundance's assets under management and client descriptions; (v) the current and proposed advisory fee arrangements with the Company and other similarly managed clients; (vi) compliance procedures; (vii) Abundance's financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report comparing the Funds' proposed or current advisory fees and expenses to those of their peer groups; and (x) a report comparing the performance of the Funds to the performance of their applicable benchmark indices and peer groups. No one factor was determinative in the Board's consideration of the Advisory Agreement.

     During the course of their deliberations, the Directors, meeting in executive session, reached the following conclusions, among others, regarding Abundance and its Advisory Agreement with respect to the Funds. The Directors reviewed the materials provided in advance of the Meeting. They evaluated Abundance and the services provided by Abundance to the Funds. The Directors noted that each Fund is managed as a "fund of funds" investing substantially all of its assets in other investment companies. Further, the Directors noted that Abundance pays compensation out of its own funds and not as an expense of the Funds, to certain brokerage firms, investment advisers or financial institutions in connection with the sale of shares of the Funds.

     Next, the Directors evaluated each Fund's management fees and total expense ratio in comparison to that of peer groups selected by Lipper, as well as each Fund's performance in comparison to the performance of the Fund's benchmark. Referring to the Free Market U.S. Equity Fund, the Directors noted that the contractual advisory fees and total expenses were the lowest in its peer group. It was noted that Abundance has contractually agreed to waive its advisory fees and reimburse expenses in order to limit total annual operating expenses to 1.13% of the Fund's average daily net assets through December 31, 2008. As the Lipper reports omitted performance information due to the Funds' recent inception, the Directors noted that since the Fund's inception it was significantly outperforming its benchmark, the Russell 2500(R) Index. The Directors

                                FREE MARKET FUNDS
                          OTHER INFORMATION (CONCLUDED)
                                   (UNAUDITED)


then considered the expenses and performance of the Free Market Fixed Income Fund. The Directors noted that the Fund ranked last in its peer group in contractual advisory fees, however actual total expenses excluding 12b-1 and non 12b-1 service fees and actual total expenses were lower than the median of the Fund's peer group. It was also noted that Abundance has contractually agreed to waive its advisory fee and reimburse expenses in order to limit total annual operating expenses to 1.00% of the Fund's average daily net assets through December 31, 2008. The Directors evaluated the performance of the Fund, noting that while returns have been positive, the Fund has been slightly lagging its benchmark, the CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index, since the Fund's inception. Next, the Directors considered the expenses and performance of the Free Market International Equity Fund. They noted that the Fund ranked last in its peer group for contractual advisory fees, actual total expenses including underlying fund expenses and actual total expenses excluding distribution and services fees. The Directors noted that more than half of the Fund's Lipper peer group paid no advisory fees. It was also noted that Abundance has contractually agreed to waive its advisory fee and reimburse expenses in order to limit total annual operating expenses to 1.35% of the Fund's average daily net assets through December 31, 2008. The Directors considered the performance of the Fund since inception, noting that it had significantly outperformed its benchmark, the MSCI World Index (excluding U.S.).

     The Directors then determined that the nature, extent and quality of services provided by Abundance in advising the Funds was satisfactory; the profits earned by Abundance to date seemed reasonable; and the benefits derived by Abundance from managing the Funds seemed reasonable. The Directors discussed and considered any economies of scale realized by each Fund as a result of asset growth. The Directors, including all of the Independent Directors, concluded that the advisory fee structure was reasonable and determined that Abundance's Advisory Agreement be continued for another one-year period ending August 16, 2009.

                                FREE MARKET FUNDS
                                 PRIVACY NOTICE



THE FREE MARKET FUNDS of The RBB Fund, Inc. (the "Funds") are committed to protecting the confidentiality and security of your private investment records and personal information. Our policies and procedures are designed to safeguard your information and to permit only appropriate and authorized access to and use of this information.

In order to carry out the functions necessary to service your investment account, our service providers collect certain nonpublic personal information from you from the following sources:

     o Information we receive from you over the telephone, on applications, e-mails or other forms (e.g., your name, social security number and address); and

     o    Information about your transactions with the Funds.

We restrict access to your personal and account information to those service providers and their employees who need to know that information to service your account. The Funds may also share all of the information (as described above) that we collect with companies that perform marketing services on our behalf or with other financial institutions with whom we have joint marketing agreements who may suggest additional fund services or other investment products which may be of interest to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

You can be assured that the Funds consider your data to be private and confidential, and we will not disclose any nonpublic personal information about you to any unaffiliated third parties, except as permitted by law. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

If you have any questions or comments about our privacy practices, please call us at (866) 573-2152.

INVESTMENT ADVISER
ABUNDANCE TECHNOLOGIES, INC.
3700 Park 42 Drive
Suite 105A
Cincinnati, OH 45241

ADMINISTRATOR
PNC Global Investment Servicing (U.S.), Inc.
301 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PNC Global Investment Servicing (U.S.), Inc.
101 Sabin Street
Pawtucket, RI 02860

PRINCIPAL UNDERWRITER
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Nicholas A. Giordano, Francis J. McKay, and Marvin E. Sternberg are the registrant's audit committee financial experts. Nicholas A. Giordano, Francis J. McKay, and Marvin
E. Sternberg are "independent." Julian A. Brodsky is not "independent" because a family foundation and certain family trusts own shares of JPMorgan Chase & Co. The investment adviser to the registrant's Bear Stearns CUFS MLP Mortgage Portfolio, Bear Stearns Asset Management, Inc., is an indirect subsidiary of JPMorgan Chase & Co.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $405,568 for 2007 and $451,080 for 2008.

Audit-Related Fees
------------------

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2007 and $0 for 2008.

Tax Fees
--------

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,300 for 2007 and $10,200 for 2008. These fees were for the preparation and review of excise tax returns.

All Other Fees
--------------

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $4,500 for 2007 and $0 for 2008. These fees were for prospectus review.

 (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval of Audit and Permitted Non-Audit Services
         ------------------------------------------------------

         1. Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

         2. Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

         3. Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

         4. Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company's audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

 (e)(2)  The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) Not applicable

                           (d) 100%

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $100,860 for 2007 and $52,890 for 2008.

    (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

 (a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

 (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 (a)(3)  Not applicable.

 (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               The RBB Fund, Inc.
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive officer)

Date     11/3/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive officer & principal
                           financial officer)

Date     11/3/08
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.